  AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON APRIL 16, 2015


                                                    REGISTRATION NOS. 333-200241

                                                                       811-21851
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM N-6



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]
PRE-EFFECTIVE AMENDMENT NO.                                       [ ]
POST-EFFECTIVE AMENDMENT NO. 1                                    [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
AMENDMENT NO. 13                                                  [X]


                                 ------------
                 METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                           (Exact Name of Registrant)



                         METLIFE INSURANCE COMPANY USA

                              (Name of Depositor)


                        11225 NORTH COMMUNITY HOUSE ROAD
                               CHARLOTTE NC 28277
              (Address of depositor's principal executive offices)

       Depositor's Telephone Number, including Area Code: (212) 578-9500

                              ERIC T. STEIGERWALT

                                   PRESIDENT
                         METLIFE INSURANCE COMPANY USA

                       11225 NORTH COMMUNITY HOUSE ROAD
                               CHARLOTTE NC 28277

                    (Name and Address of Agent for Service)

                                    COPY TO:
                           W. THOMAS CONNER, ESQUIRE
                                 REED SMITH LLP
                         1301 K STREET, NW SUITE 1100
                             WASHINGTON, D.C. 20005

Approximate Date of Proposed Public Offering: On May 1, 2015 or as soon thereafter as practicable

It is proposed that this filing will become effective (check appropriate box)

[ ]immediately upon filing pursuant to paragraph (b)


[X] on May 1, 2015 pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Flexible Premium Variable Universal Life Insurance Policies.
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                              EQUITY ADVANTAGE VUL
                                Flexible Premium
                        Variable Life Insurance Policies
                                   Issued by

                MetLife Investors USA Variable Life Account A of
                         MetLife Insurance Company USA
                        11225 North Community House Road
                        Charlotte, North Carolina 28277

     This prospectus offers individual flexible premium variable life insurance policies (the "Policies") issued by MetLife Insurance Company USA ("MetLife USA ").

     You allocate net premiums among the Investment Divisions of MetLife Investors USA Variable Life Account A (the "Separate Account"). Each Investment Division of the Separate Account invests in shares of one of the following "Portfolios":

AMERICAN FUNDS INSURANCE SERIES(R) -- CLASS 2
American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
MET INVESTORS SERIES TRUST

AB Global Dynamic Allocation Portfolio -- Class B
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio -- Class B American Funds(R) Balanced Allocation Portfolio -- Class B
American Funds(R) Growth Allocation Portfolio -- Class B
American Funds(R) Moderate Allocation Portfolio -- Class B

AQR Global Risk Balanced Portfolio -- Class B
BlackRock Global Tactical Strategies Portfolio -- Class B
Clarion Global Real Estate Portfolio -- Class A
ClearBridge Aggressive Growth Portfolio -- Class A
Harris Oakmark International Portfolio -- Class A
Invesco Balanced-Risk Allocation Portfolio -- Class B
Invesco Mid Cap Value Portfolio -- Class A
Invesco Small Cap Growth Portfolio -- Class A
JPMorgan Global Active Allocation Portfolio -- Class B
JPMorgan Small Cap Value Portfolio -- Class A
Loomis Sayles Global Markets Portfolio -- Class A
Lord Abbett Bond Debenture Portfolio -- Class A
Met/Templeton International Bond Portfolio -- Class A

MetLife Asset Allocation 100 Portfolio -- Class A

MetLife Balanced Plus Portfolio -- Class B
MetLife Multi-Index Targeted Risk Portfolio -- Class B
MFS(R) Emerging Markets Equity Portfolio -- Class A
MFS(R) Research International Portfolio -- Class A
Morgan Stanley Mid Cap Growth Portfolio -- Class A
Oppenheimer Global Equity Portfolio -- Class A
PanAgora Global Diversified Risk Portfolio -- Class B
PIMCO Inflation Protected Bond Portfolio -- Class A

PIMCO Total Return Portfolio -- Class A
Pyramis(R) Managed Risk Portfolio -- Class B
Schroders Global Multi-Asset Portfolio -- Class B

SSGA Growth and Income ETF Portfolio -- Class A
SSGA Growth ETF Portfolio -- Class A

T. Rowe Price Mid Cap Growth Portfolio -- Class A
WMC Large Cap Research Portfolio -- Class A
METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock Portfolio
Barclays Aggregate Bond Index Portfolio
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Large Cap Value Portfolio
Frontier Mid Cap Growth Portfolio
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio

MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio

MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
MSCI EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Van Eck Global Natural Resources Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio
WMC Balanced Portfolio
WMC Core Equity Opportunities Portfolio




     You may also allocate net premiums to our Fixed Account. Special limits may apply to Fixed Account transfers and withdrawals.

     When we apply your initial premium to the Policy, depending on state law, you will either receive Separate Account performance immediately, or Fixed Account interest for 20 days before we then allocate your cash value to the Separate Account.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     WE DO NOT GUARANTEE HOW ANY OF THE INVESTMENT DIVISIONS OR PORTFOLIOS WILL PERFORM. THE POLICIES AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                  MAY 1, 2015

                               TABLE OF CONTENTS




                                                                                  PAGE
                                                                                 -----
SUMMARY OF BENEFITS AND RISKS...................................................   A-4
   Benefits of the Policy.......................................................   A-4
   Risks of the Policy..........................................................   A-5
   Risks of the Portfolios......................................................   A-7
FEE TABLES......................................................................   A-7
   Transaction Fees.............................................................   A-7
   Periodic Charges other than Portfolio Operating Expenses.....................   A-8
   Annual Portfolio Operating Expenses..........................................  A-11
THE COMPANY, THE SEPARATE ACCOUNT AND THE PORTFOLIOS............................  A-16
   The Company..................................................................  A-16
   The Separate Account.........................................................  A-16
   The Portfolios...............................................................  A-16
   Share Classes of the Portfolios..............................................  A-21
   Certain Payments We Receive with Regard to the Portfolios....................  A-21
   Selection of the Portfolios..................................................  A-22
   Voting Rights................................................................  A-22
   Rights Reserved by MetLife USA...............................................  A-22
THE POLICIES....................................................................  A-23
   Purchasing a Policy..........................................................  A-23
   Replacing Existing Insurance.................................................  A-23
   Policy Owner and Beneficiary.................................................  A-23
   24 Month Conversion Right....................................................  A-24
PREMIUMS........................................................................  A-24
   Flexible Premiums............................................................  A-24
   Amount Provided for Investment under the Policy..............................  A-25
   Right to Examine Policy......................................................  A-25
   Allocation of Net Premiums...................................................  A-25
RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE USA'S DESIGNATED OFFICE.......  A-26
   Cybersecurity................................................................  A-27
   Payment of Proceeds..........................................................  A-27
CASH VALUE......................................................................  A-28
DEATH BENEFITS..................................................................  A-29
   Death Proceeds Payable.......................................................  A-30
   Change in Death Benefit Option...............................................  A-30
   Increase in Face Amount......................................................  A-31
   Reduction in Face Amount.....................................................  A-31
SURRENDERS AND PARTIAL WITHDRAWALS..............................................  A-31
   Surrender....................................................................  A-31
   Partial Withdrawal...........................................................  A-32
TRANSFERS.......................................................................  A-33
   Transfer Option..............................................................  A-33
AUTOMATED INVESTMENT STRATEGIES.................................................  A-36
LOANS...........................................................................  A-36

                                                                                            PAGE
                                                                                           -----
LAPSE AND REINSTATEMENT...................................................................  A-37
   Lapse..................................................................................  A-37
   Reinstatement..........................................................................  A-38
ADDITIONAL BENEFITS BY RIDER..............................................................  A-39
THE FIXED ACCOUNT.........................................................................  A-40
   General Description....................................................................  A-40
   Values and Benefits....................................................................  A-40
   Policy Transactions....................................................................  A-40
CHARGES...................................................................................  A-41
   Deductions from Premiums...............................................................  A-41
   Surrender Charge.......................................................................  A-42
   Partial Withdrawal Charge..............................................................  A-43
   Transfer Charge........................................................................  A-43
   Illustration of Benefits Charge........................................................  A-43
   Monthly Deduction from Cash Value......................................................  A-43
   Loan Interest Spread...................................................................  A-46
   Charges Against the Portfolios and the Investment Divisions of the Separate Account....  A-46
TAX CONSIDERATIONS........................................................................  A-46
   Introduction...........................................................................  A-46
   Tax Status of the Policy...............................................................  A-46
   Tax Treatment of Policy Benefits.......................................................  A-47
   MetLife USA's Income Taxes.............................................................  A-51
DISTRIBUTION OF THE POLICIES..............................................................  A-51
LEGAL PROCEEDINGS.........................................................................  A-53
RESTRICTIONS ON FINANCIAL TRANSACTIONS....................................................  A-53
FINANCIAL STATEMENTS......................................................................  A-53
GLOSSARY..................................................................................  A-54
APPENDIX A: GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST.......................  A-55
APPENDIX B: ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND CASH SURRENDER VALUES........  A-56

                         SUMMARY OF BENEFITS AND RISKS

     This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.


BENEFITS OF THE POLICY
----------------------

     DEATH PROCEEDS. The Policy is designed to provide insurance protection. Upon receipt of satisfactory proof of the death of the insured, we pay death proceeds to the beneficiary of the Policy. Death proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding loan and accrued loan interest.

CHOICE OF DEATH BENEFIT OPTION. You may choose among three death benefit options:

     -- a level death benefit that equals the Policy's face amount,

     -- a variable death benefit that equals the Policy's face amount plus the Policy's cash value, and

     -- a combination variable and level death benefit that equals the Policy's face amount plus the Policy's cash value until the insured attains age 65 and equals the Policy's face amount thereafter.

     The death benefit under any option could increase to satisfy Federal tax law requirements if the cash value reaches certain levels. After the first Policy year you may change your death benefit option, subject to our underwriting rules. A change in death benefit option may have tax consequences.

     PREMIUM FLEXIBILITY. You can make premium payments based on a schedule you determine, subject to some limits. You may change your payment schedule at any time or make a payment that does not correspond to your schedule. We can, however, limit or prohibit payments in some situations.

     RIGHT TO EXAMINE THE POLICY. During the first ten days following your receipt of the Policy -(more in some states), you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, or the Policy's cash value plus any charges that were deducted from the premiums you paid.

     INVESTMENT OPTIONS. You can allocate your net premiums and cash value among your choice of sixty-eight Investment Divisions in the Separate Account, each of which corresponds to a mutual fund portfolio, or "Portfolio." The Portfolios available under the Policy include several common stock funds, including funds which invest primarily in foreign securities, as well as bond funds, balanced funds, asset allocation funds and funds that invest in exchange-traded funds. You may also allocate premiums and cash value to our Fixed Account which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

     PARTIAL WITHDRAWALS. You may withdraw cash surrender value from your Policy at any time after the first Policy anniversary. The minimum amount you may withdraw is $500 -(less in some states). We reserve the right to limit partial withdrawals to no more than 90% of the Policy's cash surrender value. We may limit the number of partial withdrawals to 12 per Policy year or impose a processing charge of $25 for each partial withdrawal. Partial withdrawals may have tax consequences.

     TRANSFERS AND AUTOMATED INVESTMENT STRATEGIES. You may transfer your Policy's cash value among the Investment Divisions or between the Investment Divisions and the Fixed Account. The minimum amount you may transfer is $50, or if less, the total amount in the Investment Division or the Fixed Account. We may limit the number of transfers among the Investment Divisions and the Fixed Account to no more than four per Policy year. We may impose a processing charge of $25 for each transfer. We may also impose restrictions on frequent transfers. (See "Transfers" for additional information on such restrictions.) We offer five automated investment strategies that allow you to periodically transfer or reallocate your cash value among the Investment Divisions and the Fixed Account. (See "Automated Investment Strategies.")

     LOANS. You may borrow from the cash value of your Policy. The minimum amount you may borrow is $500. The maximum amount you may borrow is an amount equal to the Policy's cash value net of the Surrender Charge, reduced by monthly deductions and interest charges through the next Policy anniversary, increased by interest credits through the next

Policy anniversary, less any existing Policy loans. We charge you a maximum annual interest rate of 4.0% for the first ten Policy years and 3.0% thereafter. We credit interest at an annual rate of at least 3.0% on amounts we hold as collateral to support your loan. Loans may have tax consequences.

     SURRENDERS. You may surrender the Policy for its cash surrender value at any time. Cash surrender value equals the cash value reduced by any Policy loan and accrued loan interest and by any applicable Surrender Charge. A surrender may have tax consequences.

     TAX BENEFITS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. Accordingly, undistributed increases in cash value should not be taxable to you. As long as your Policy is not a modified endowment contract, partial withdrawals should be non-taxable until you have withdrawn an amount equal to your total investment in the Policy. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Always confirm in advance the tax consequences of a particular withdrawal with a qualified tax adviser. Death benefits paid to your beneficiary should generally be free of Federal income tax. Death benefits may be subject to estate taxes. Under current Federal income tax law, the taxable portion of distributions from variable life policies is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

     CONVERSION RIGHT. During the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy that we agree to, and that is issued by us or an affiliate that we name. We will make the exchange without evidence of insurability.

     SUPPLEMENTAL BENEFITS AND RIDERS. We offer a variety of riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these riders as part of the Monthly Deduction. Your registered representative can help you determine whether any of these riders are suitable for you. -These riders may not be available in all states.

     PERSONALIZED ILLUSTRATIONS. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.


RISKS OF THE POLICY
-------------------

     INVESTMENT RISK. If you invest your Policy's cash value in one or more of the Investment Divisions, then you will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, this deduction will have an even greater impact on your Policy's cash value. It is possible to lose your full investment and your Policy could lapse without value, unless you pay additional premium. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

     SURRENDER AND WITHDRAWAL RISKS. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and should not be used as a short-term savings vehicle. If you surrender the Policy within the first ten Policy years -(11 in Florida) (or within the first ten Policy years -(11 in Florida) following a face amount increase), you will be subject to a Surrender Charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a Surrender Charge if you make a partial withdrawal from the Policy within the first ten Policy years -(11 in Florida) (or the first ten Policy years -(11 in Florida) following the face amount increase) if the partial withdrawal reduces the face amount (or the face amount increase). If you surrender the Policy in the first Policy year (or in the first year following a face amount increase) we will also deduct an amount equal to the remaining first year Coverage Expense Charges.

     You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly lapse).

     RISK OF LAPSE. Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Investment Divisions is poor. If your cash surrender value is not enough to pay the monthly deduction, your Policy may enter a 62-day grace period. We will notify you that the Policy will lapse unless you make a sufficient payment of additional premium during the grace period. Your Policy generally will not lapse if you pay certain required premium amounts and you are therefore protected by a Guaranteed Minimum Death Benefit. If your Policy does lapse, your insurance coverage will terminate, although you will be given an opportunity to reinstate it. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.

     TAX RISKS. We anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, the rules are not entirely clear in certain circumstances, for example, if your Policy is issued on a substandard basis. The death benefit under the Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. If your Policy is not treated as a life insurance contract under Federal tax law, increases in the Policy's cash value will be taxed currently.

     Even if your Policy is treated as a life insurance contract for Federal tax purposes, it may become a modified endowment contract due to the payment of excess premiums or unnecessary premiums, due to a material change or due to a reduction in your death benefit. If your Policy becomes a modified endowment contract, surrenders, partial withdrawals and loans will be treated as a distribution of the earnings in the Policy and will be taxable as ordinary income to the extent thereof. In addition, if the Policy Owner is under age
59 1/2 at the time of the surrender, partial withdrawal or loan, the amount that is included in income will generally be subject to a 10% penalty tax.

     If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. However, different rules apply in the first fifteen Policy years, when distributions accompanied by benefit reductions may be taxable prior to a complete withdrawal of your investment in the Policy. Moreover, loans will generally not be treated as distributions prior to termination of your Policy, whether by lapse, surrender or exchange. Additionally, the tax consequences of loans outstanding after the tenth Policy year are uncertain. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

     See "Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

     LOAN RISKS. A Policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the Investment Divisions and/or Fixed Account as collateral, and hold it in our Loan Account. This loan collateral does not participate in the investment experience of the Investment Divisions or receive any higher current interest rate credited to the Fixed Account.

     We also reduce the amount we pay on the insured's death by the amount of any outstanding loan and accrued loan interest. Your Policy may lapse if your outstanding loan and accrued loan interest reduce the cash surrender value to zero.

     If you surrender your Policy or your Policy lapses while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and partial withdrawals exceed the premiums paid. Since loans and partial withdrawals reduce your Policy's cash value, any remaining cash value may be insufficient to pay the income tax due.

     LIMITATIONS ON CASH VALUE IN THE FIXED ACCOUNT. Transfers to and from the Fixed Account must generally be in amounts of $50 or more. Partial withdrawals from the Fixed Account must be in amounts of $500 or more. The total amount of transfers and withdrawals from the Fixed Account in a Policy year may generally not exceed the greater of 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the year, or the maximum transfer amount for the preceding Policy year. We may also limit the number of transfers and partial withdrawals and may impose a processing charge for transfers and partial withdrawals. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so. It is important to note that if we impose the maximum limit on transfers and withdrawals from the Fixed Account, it could take a number of years to fully transfer or withdraw a current balance from the Fixed Account. You should keep this in mind when considering whether an allocation of cash value to the Fixed Account is consistent with your risk tolerance and time horizon.

     TAX LAW CHANGES. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF THE PORTFOLIOS
-----------------------

     A comprehensive discussion of the risks associated with each of the Portfolios can be found in the Portfolio prospectuses, which you can obtain by calling 1-800-638-5000. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.


                                   FEE TABLES

     The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time he or she buys the Policy, surrenders the Policy or transfers cash value among accounts.


TRANSACTION FEES


CHARGE                        WHEN CHARGE IS DEDUCTED      CURRENT AMOUNT DEDUCTED      MAXIMUM AMOUNT DEDUCTIBLE
 Sales Charge Imposed on     On payment of premium       2.25% of premiums paid        2.25% of each premium
 Premiums                                                up to the Target Premium      paid
                                                         per Policy year1
 Premium Tax Imposed on      On payment of premium       2.0% in all Policy years      2.0% in all Policy years
 Premiums
 Federal Tax Imposed on      On payment of premium       1.25% in all Policy years     1.25% in all Policy years
 Premiums

1 The target premium varies based on individual characteristics, including the insured's issue age, risk class and except for unisex policies, sex.


CHARGE                               WHEN CHARGE IS DEDUCTED          CURRENT AMOUNT DEDUCTED      MAXIMUM AMOUNT DEDUCTIBLE
 Surrender Charge1               On surrender, lapse, or
                                 face amount reduction in
                                 the first ten Policy years
                                 -(11 in Florida) (and, with
                                 respect to a face amount
                                 increase, in the first ten
                                 Policy years  -(11 in Florida)
                                 after the increase)
  Minimum and                                                      In Policy year 1, $3.75 to     In Policy year 1, $3.75 to
  Maximum Charge                                                   $38.25 per $1,000 of base      $38.25 per $1,000 of base
                                                                   Policy face amount2            Policy face amount2
  Charge in the first Policy                                       $14.00 per $1,000 of base      $14.00 per $1,000 of base
  year for a Representative                                        Policy face amount             Policy face amount
  Insured 3
 Transfer Charge4                On transfer of cash value         Not currently charged          $25 for each transfer
                                 among the Investment
                                 Divisions and to and from
                                 the Fixed Account
 Partial Withdrawal Charge       On partial withdrawal of          Not currently charged          $25 for each partial
                                 cash value                                                       withdrawal5
 Illustration of Benefits        On provision of each              Not currently charged          $25 per illustration
 Charge                          illustration in excess of one
                                 per year

1 The Surrender Charge varies based on individual characteristics, including the insured's issue age, risk class, sex (except for unisex policies), smoker status, and the Policy's face amount. The Surrender Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Surrender Charge that would apply for a particular insured by contacting your registered representative.

2 No Surrender Charge will apply on up to 10% of cash surrender value withdrawn each year. The Surrender Charge will remain level for one to three Policy years, and will then begin to decline on a monthly basis until it reaches zero in the last month of the tenth Policy year -(11th in Florida). The Surrender Charge applies to requested face amount reductions as well as to face amount reductions resulting from a change in death benefit option.

3 The Representative Insured is a male, age 35, in the preferred nonsmoker risk class, under a Policy with a base Policy face amount of $350,000.

4 The Portfolios in which the Investment Divisions invest may impose a redemption fee on shares held for a relatively short period.

5 If imposed, the partial withdrawal charge would be in addition to any Surrender Charge that is imposed.


     The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.


PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


CHARGE                              WHEN CHARGE IS DEDUCTED      CURRENT AMOUNT DEDUCTED       MAXIMUM AMOUNT DEDUCTIBLE
 Cost of Insurance1
  Minimum and                     Monthly                      $.01 to $83.33 per $1,000     $.02 to $83.33 per $1,000
  Maximum Charge                                               of net amount at risk2        of net amount at risk2
  Charge in the first Policy      Monthly                      $.02 per $1,000 of net        $.09 per $1,000 of net
  year for a Representative                                    amount at risk                amount at risk
  Insured 3
 Policy Charge4
  Policy face amount less         Monthly                      $12                           $12
  than $50,000
  Policy face amount              Monthly                      $15                           $15
  between $50,000 and
  $249,999
 Mortality and Expense Risk       Monthly                      .60%                          .80%
 Charge (annual rate imposed
 on cash value in the
 Separate Account)5
 Coverage Expense Charge6
  Minimum and                     Monthly                      $.04 to $2.30 per $1,000      $.04 to $2.30 per $1,000
  Maximum Charge                                               of base Policy face           of base Policy face amount
                                                               amount7
  Charge for a                    Monthly                      $.16 per $1,000 of base       $.16 per $1,000 of base
  Representative Insured 3                                     Policy face amount7           Policy face amount
 Loan Interest Spread8            Annually (or on loan         1.00% of loan collateral      1.00% of loan collateral
                                  termination, if earlier)

1 The cost of insurance charge varies based on individual characteristics, including the Policy's face amount and the insured's age, risk class, and except for unisex policies, sex. The cost of insurance charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the cost of insurance charge that would apply for a particular insured by contacting your registered representative.

2  The net amount at risk is the difference between the death benefit
      (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.

3 The Representative Insured is a male, age 35, in the preferred nonsmoker risk class, under a Policy with a base policy face amount of $350,000.

4 After the first Policy Year, the Policy Charge declines to $9 for a Policy with a face amount of less than $50,000, and to $8 for a Policy with a face amount between $50,000 and $249,999. No Policy Charge applies if a Policy is issued with a face amount equal to or greater than $250,000.

5 The Mortality and Expense Risk Charge declines over time in accordance with the following schedule:


                             CURRENT CHARGE     MAXIMUM CHARGE
                            ----------------   ---------------
   Policy years 1 - 10                .60%               .80%
   Policy years 11 - 19               .35%               .35%
   Policy years 20 - 29               .20%               .20%
   Policy years 30+                   .05%               .05%

 The Current Charge Percentages shown above apply if the Policy's net cash value is less than the equivalent of five Target Premiums. The percentages decrease as the Policy's net cash value, measured as a multiple of Target Premiums, increases, as shown below:


                            LESS THAN 5 TARGET     AT LEAST 5 BUT LESS THAN     AT LEAST 10 BUT LESS THAN     20 OR MORE TARGET
                                 PREMIUMS             10 TARGET PREMIUMS            20 TARGET PREMIUMS            PREMIUMS
                           --------------------   --------------------------   ---------------------------   ------------------
   Policy years 1- 10                    .60%                         .55%                          .30%                  .15%
   Policy years 11- 19                   .35%                         .30%                          .15%                  .10%
   Policy years 20- 29                   .20%                         .15%                          .10%                  .05%
   Policy years 30+                      .05%                         .05%                          .05%                  .05%

6 The Coverage Expense Charge varies based on individual characteristics, including the Policy's face amount and the Insured's age, risk class, and except of unisex policies, sex. The Coverage Expense Charge may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the Coverage Expense Charge that would apply to a particular insured by contacting your registered representative.

7 The Coverage Expense Charge is imposed in Policy years 1-8 and, with respect to a requested face amount increase, during the first eight years following the increase. If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will deduct from the surrender proceeds an amount equal to the Coverage Expense Charges due for the remainder of the first Policy year (or the first year following the face amount increase). If the Policy's face amount is reduced in the first year following a face amount increase, we will deduct from the cash value an amount equal to the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

8 We charge interest on Policy loans at an effective rate of 4.0% per year in Policy years 1-10 and 3.0% thereafter. Cash value we hold as security for the loan ("loan collateral") earns interest at an effective rate of not less than 3.0% per year. The loan interest spread is the difference between these interest rates.

CHARGES FOR OPTIONAL FEATURES (RIDERS):


CHARGE                            WHEN CHARGE IS DEDUCTED       CURRENT AMOUNT DEDUCTED        MAXIMUM AMOUNT DEDUCTIBLE
 Guaranteed Survivor Income
 Benefit Rider1
  Minimum and                    Monthly                     $.01 to $1.08 per $1,000        $.01 to $83.33 per $1,000
  Maximum Charge                                             of Eligible Death Benefit       of Eligible Death Benefit
  Charge for a                   Monthly                     $.02 per $1,000 of Eligible     $.02 per $1,000 of Eligible
  Representative Insured2                                    Death Benefit                   Death Benefit
 Children's Term Insurance       Monthly                     $.40 per $1,000 of rider        $.40 per $1,000 of rider
 Rider                                                       face amount                     face amount
 Waiver of Monthly Deduction
 Rider3
  Minimum and                    Monthly                     $.00 to $61.44 per $100 of      $.00 to $61.44 per $100 of
  Maximum Charge                                             Monthly Deduction               Monthly Deduction
  Charge in the first Policy     Monthly                     $6.30 per $100 of Monthly       $6.30 per $100 of Monthly
  year for a Representative                                  Deduction                       Deduction
  insured4
 Waiver of Specified Premium
 Rider
  Minimum and                    Monthly                     $.00 to $21.75 per $100 of      $.00 to $21.75 per $100 of
  Maximum Charge                                             Specified Premium               Specified Premium
  Charge in the first Policy     Monthly                     $3.00 per $100 of               $3.00 per $100 of
  year for a Representative                                  Specified Premium               Specified Premium
  Insured4

1 The charge for the Guaranteed Survivor Income Benefit Rider varies based on individual characteristics, including the rider's Eligible Death Benefit and the insured's age, risk class, and, except of unisex policies, sex. The rider change may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the rider charge that would apply for a particular insured by contacting your registered representative.

2 The Representative Insured is a male, age 35, in the preferred nonsmoker risk class, under a Policy with an Eligible Death Benefit of $350,000.

3 The charge for this rider varies based on individual characteristics, including the insured's age, risk class, and, except of unisex policies, sex. The rider change may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the rider charge that would apply for a particular insured by contacting your registered representative.

4 The Representative Insured is a male, age 35, in the standard nonsmoker risk class.

CHARGE                                WHEN CHARGE IS DEDUCTED        CURRENT AMOUNT DEDUCTED      MAXIMUM AMOUNT DEDUCTIBLE
 Options to Purchase
 Additional Insurance
 Coverage Rider1
  Minimum and                      Monthly                        $.02 to $.25 per $1,000 of     $.02 to $.25 per $1,000 of
  Maximum Charge                                                  Option amount                  Option amount
  Charge for a                     Monthly                        $.02 per $1,000 of Option      $.02 per $1,000 of Option
  Representative Insured2                                         amount                         amount
 Accidental Death Benefit
 Rider1
  Minimum and                      Monthly                        $.00 to $.34 per $1,000        $.00 to $83.33 per $1,000
  Maximum Charge                                                  of rider face amount           of rider face amount
  Charge in the first Policy       Monthly                        $.05 per $1,000 of rider       $.08 per $1,000 of rider
  year for a Representative                                       face amount                    face amount
  Insured2
 Guaranteed Minimum Death
 Benefit Rider1,3
  Minimum and                      Monthly                        $.03 to $.14 per $1,000        $.03 to $83.33 per $1,000
  Maximum Charge                                                  of net amount at risk          of net amount at risk
  Charge for a                     Monthly                        $.03 per $1,000 of net         $.03 per $1,000 of net
  Representative Insured2                                         amount at risk                 amount at risk
 Acceleration of Death Benefit     At time of benefit payment     Not currently charged          One-time fee of $150
 Rider
 Overloan Protection Rider         At time of exercise            One-time fee of 3.5% of        One-time fee of 3.5% of
                                                                  Policy cash value              Policy cash value


1 The charge for this rider varies based on individual characteristics, including the insured's age, risk class, and, except of unisex policies, sex. The rider change may not be representative of the charge that a particular Policy Owner would pay. You can obtain more information about the rider charge that would apply for a particular insured by contacting your registered representative.


2 The Representative Insured is a male, age 25, in the preferred nonsmoker risk class.


3 The charge shown applicable to both the Guaranteed Minimum Death Benefit to Age 85 Rider and the Guaranteed Minimum Death Benefit to Age 121 Rider.


ANNUAL PORTFOLIO OPERATING EXPENSES

     The next table describes the Portfolio fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2014. Expenses of the Portfolios may be higher or lower in the future. More detail concerning each Portfolio's fees and expenses is contained in the table that follows and in the prospectus for each Portfolio.


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES



                                                                                          MINIMUM     MAXIMUM
                                                                                         ---------   --------
      Total Annual Fund Operating Expenses
      (expenses that are deducted from Portfolio assets, including management fees,
       distribution and/or service (12b-1) fees, and other expenses)..................    0.27%       2.84%

PORTFOLIO FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)



                                                          DISTRIBUTION
                                                             AND/OR
                                             MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                        FEE      (12B-1) FEES   EXPENSES
------------------------------------------- ------------ -------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R)
 -- CLASS 2
American Funds Bond Fund...................    0.37%     0.25%          0.02%
American Funds Global Small
 Capitalization Fund.......................    0.70%     0.25%          0.04%
American Funds Growth Fund.................    0.33%     0.25%          0.02%
American Funds Growth-Income Fund..........    0.27%     0.25%          0.02%
FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST --
 CLASS 2
Franklin Income VIP Fund...................    0.45%     0.25%          0.02%
Franklin Mutual Shares VIP Fund............    0.68%     0.25%          0.05%
MET INVESTORS SERIES TRUST
AB Global Dynamic Allocation
 Portfolio -- Class B......................    0.61%     0.25%          0.04%
Allianz Global Investors Dynamic
 Multi-Asset Plus Portfolio -- Class B.....    0.68%     0.25%          1.36%
American Funds(R) Balanced Allocation
 Portfolio -- Class B......................    0.06%     0.25%            --
American Funds(R) Growth Allocation
 Portfolio -- Class B......................    0.06%     0.25%          0.01%
American Funds(R) Moderate Allocation
 Portfolio -- Class B......................    0.06%     0.25%          0.01%
AQR Global Risk Balanced Portfolio --
 Class B...................................    0.61%     0.25%          0.03%
BlackRock Global Tactical Strategies
 Portfolio -- Class B......................    0.66%     0.25%          0.01%
Clarion Global Real Estate Portfolio --
 Class A...................................    0.59%       --           0.05%
ClearBridge Aggressive Growth
 Portfolio -- Class A......................    0.55%       --           0.02%
Harris Oakmark International
 Portfolio -- Class A......................    0.77%       --           0.06%
Invesco Balanced-Risk Allocation
 Portfolio -- Class B......................    0.64%     0.25%          0.05%
Invesco Mid Cap Value Portfolio --
 Class A...................................    0.64%       --           0.05%
Invesco Small Cap Growth Portfolio --
 Class A...................................    0.84%       --           0.03%
JPMorgan Global Active Allocation
 Portfolio -- Class B......................    0.73%     0.25%          0.07%
JPMorgan Small Cap Value Portfolio --
 Class A...................................    0.77%       --           0.05%
Loomis Sayles Global Markets
 Portfolio -- Class A......................    0.70%       --           0.08%



                                              ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                             FUND FEES     ANNUAL        AND/OR       ANNUAL
                                                AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                                     EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
------------------------------------------- ----------- ----------- --------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R)
 -- CLASS 2
American Funds Bond Fund...................   --          0.64%       --            0.64%
American Funds Global Small
 Capitalization Fund.......................   --          0.99%       --            0.99%
American Funds Growth Fund.................   --          0.60%       --            0.60%
American Funds Growth-Income Fund..........   --          0.54%       --            0.54%
FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST --
 CLASS 2
Franklin Income VIP Fund...................   --          0.72%       --            0.72%
Franklin Mutual Shares VIP Fund............   --          0.98%       --            0.98%
MET INVESTORS SERIES TRUST
AB Global Dynamic Allocation
 Portfolio -- Class B...................... 0.02%         0.92%     0.02%           0.90%
Allianz Global Investors Dynamic
 Multi-Asset Plus Portfolio -- Class B..... 0.01%         2.30%     1.09%           1.21%
American Funds(R) Balanced Allocation
 Portfolio -- Class B...................... 0.42%         0.73%       --            0.73%
American Funds(R) Growth Allocation
 Portfolio -- Class B...................... 0.43%         0.75%       --            0.75%
American Funds(R) Moderate Allocation
 Portfolio -- Class B...................... 0.40%         0.72%       --            0.72%
AQR Global Risk Balanced Portfolio --
 Class B................................... 0.02%         0.91%     0.02%           0.89%
BlackRock Global Tactical Strategies
 Portfolio -- Class B...................... 0.11%         1.03%     0.03%           1.00%
Clarion Global Real Estate Portfolio --
 Class A...................................   --          0.64%       --            0.64%
ClearBridge Aggressive Growth
 Portfolio -- Class A......................   --          0.57%     0.01%           0.56%
Harris Oakmark International
 Portfolio -- Class A......................   --          0.83%     0.02%           0.81%
Invesco Balanced-Risk Allocation
 Portfolio -- Class B...................... 0.03%         0.97%     0.03%           0.94%
Invesco Mid Cap Value Portfolio --
 Class A................................... 0.04%         0.73%     0.02%           0.71%
Invesco Small Cap Growth Portfolio --
 Class A...................................   --          0.87%     0.01%           0.86%
JPMorgan Global Active Allocation
 Portfolio -- Class B......................   --          1.05%     0.05%           1.00%
JPMorgan Small Cap Value Portfolio --
 Class A................................... 0.02%         0.84%     0.09%           0.75%
Loomis Sayles Global Markets
 Portfolio -- Class A......................   --          0.78%       --            0.78%

                                                           DISTRIBUTION
                                                              AND/OR
                                              MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                         FEE      (12B-1) FEES   EXPENSES
-------------------------------------------- ------------ -------------- ----------
Lord Abbett Bond Debenture
 Portfolio -- Class A.......................    0.51%       --           0.04%
Met/Templeton International Bond
 Portfolio -- Class A.......................    0.60%       --           0.13%
MetLife Asset Allocation 100
 Portfolio -- Class A.......................    0.07%       --           0.01%
MetLife Balanced Plus Portfolio --
 Class B....................................    0.25%     0.25%            --
MetLife Multi-Index Targeted Risk
 Portfolio -- Class B.......................    0.18%     0.25%          0.03%
MFS(R) Emerging Markets Equity
 Portfolio -- Class A.......................    0.86%       --           0.15%
MFS(R) Research International
 Portfolio -- Class A.......................    0.69%       --           0.07%
Morgan Stanley Mid Cap Growth
 Portfolio -- Class A.......................    0.64%       --           0.05%
Oppenheimer Global Equity Portfolio --
 Class A....................................    0.66%       --           0.08%
PanAgora Global Diversified Risk
 Portfolio -- Class B.......................    0.65%     0.25%          1.92%
PIMCO Inflation Protected Bond
 Portfolio -- Class A.......................    0.47%       --           0.09%
PIMCO Total Return Portfolio -- Class A.....    0.48%       --           0.03%
Pyramis(R) Managed Risk Portfolio --
 Class B....................................    0.45%     0.25%          0.08%
Schroders Global Multi-Asset
 Portfolio -- Class B.......................    0.64%     0.25%          0.10%
SSGA Growth and Income ETF
 Portfolio -- Class A.......................    0.30%       --           0.01%
SSGA Growth ETF Portfolio -- Class A........    0.31%       --           0.03%
T. Rowe Price Mid Cap Growth
 Portfolio -- Class A.......................    0.75%       --           0.03%
WMC Large Cap Research Portfolio --
 Class A....................................    0.57%       --           0.03%
METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock
 Portfolio..................................    0.79%       --           0.08%
Barclays Aggregate Bond Index
 Portfolio..................................    0.25%       --           0.03%
BlackRock Bond Income Portfolio.............    0.32%       --           0.03%
BlackRock Capital Appreciation
 Portfolio..................................    0.69%       --           0.02%
BlackRock Large Cap Value Portfolio.........    0.63%       --           0.02%
Frontier Mid Cap Growth Portfolio...........    0.71%       --           0.05%
Jennison Growth Portfolio...................    0.59%       --           0.03%
Loomis Sayles Small Cap Core Portfolio......    0.90%       --           0.06%
Loomis Sayles Small Cap Growth
 Portfolio..................................    0.90%       --           0.05%



                                               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                              FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                 AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                                      EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
-------------------------------------------- ----------- ----------- --------------- -----------
Lord Abbett Bond Debenture
 Portfolio -- Class A.......................   --          0.55%     0.01%             0.54%
Met/Templeton International Bond
 Portfolio -- Class A.......................   --          0.73%       --              0.73%
MetLife Asset Allocation 100
 Portfolio -- Class A....................... 0.68%         0.76%       --              0.76%
MetLife Balanced Plus Portfolio --
 Class B.................................... 0.42%         0.92%     0.00%             0.92%
MetLife Multi-Index Targeted Risk
 Portfolio -- Class B....................... 0.22%         0.68%       --              0.68%
MFS(R) Emerging Markets Equity
 Portfolio -- Class A.......................   --          1.01%     0.02%             0.99%
MFS(R) Research International
 Portfolio -- Class A.......................   --          0.76%     0.06%             0.70%
Morgan Stanley Mid Cap Growth
 Portfolio -- Class A.......................   --          0.69%     0.01%             0.68%
Oppenheimer Global Equity Portfolio --
 Class A....................................   --          0.74%     0.06%             0.68%
PanAgora Global Diversified Risk
 Portfolio -- Class B....................... 0.02%         2.84%     1.52%             1.32%
PIMCO Inflation Protected Bond
 Portfolio -- Class A.......................   --          0.56%     0.01%             0.55%
PIMCO Total Return Portfolio -- Class A.....   --          0.51%     0.04%             0.47%
Pyramis(R) Managed Risk Portfolio --
 Class B.................................... 0.56%         1.34%     0.12%             1.22%
Schroders Global Multi-Asset
 Portfolio -- Class B....................... 0.04%         1.03%       --              1.03%
SSGA Growth and Income ETF
 Portfolio -- Class A....................... 0.22%         0.53%       --              0.53%
SSGA Growth ETF Portfolio -- Class A........ 0.24%         0.58%       --              0.58%
T. Rowe Price Mid Cap Growth
 Portfolio -- Class A.......................   --          0.78%       --              0.78%
WMC Large Cap Research Portfolio --
 Class A....................................   --          0.60%     0.05%             0.55%
METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock
 Portfolio..................................   --          0.87%     0.12%             0.75%
Barclays Aggregate Bond Index
 Portfolio..................................   --          0.28%     0.00%             0.28%
BlackRock Bond Income Portfolio.............   --          0.35%     0.00%             0.35%
BlackRock Capital Appreciation
 Portfolio..................................   --          0.71%     0.06%             0.65%
BlackRock Large Cap Value Portfolio.........   --          0.65%     0.03%             0.62%
Frontier Mid Cap Growth Portfolio...........   --          0.76%     0.01%             0.75%
Jennison Growth Portfolio...................   --          0.62%     0.08%             0.54%
Loomis Sayles Small Cap Core Portfolio...... 0.07%         1.03%     0.08%             0.95%
Loomis Sayles Small Cap Growth
 Portfolio..................................   --          0.95%     0.09%             0.86%

                                                            DISTRIBUTION
                                                               AND/OR
                                               MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                          FEE      (12B-1) FEES   EXPENSES
--------------------------------------------- ------------ -------------- ----------
Met/Artisan Mid Cap Value Portfolio..........    0.81%          --        0.03%
MetLife Asset Allocation 20 Portfolio........    0.09%          --        0.03%
MetLife Asset Allocation 40 Portfolio........    0.06%          --          --
MetLife Asset Allocation 60 Portfolio........    0.05%          --          --
MetLife Asset Allocation 80 Portfolio........    0.05%          --        0.01%
MetLife Mid Cap Stock Index Portfolio........    0.25%          --        0.05%
MetLife Stock Index Portfolio................    0.25%          --        0.02%
MFS(R) Total Return Portfolio................    0.55%          --        0.05%
MFS(R) Value Portfolio.......................    0.70%          --        0.02%
MSCI EAFE(R) Index Portfolio.................    0.30%          --        0.10%
Neuberger Berman Genesis Portfolio...........    0.80%          --        0.03%
Russell 2000(R) Index Portfolio..............    0.25%          --        0.07%
T. Rowe Price Large Cap Growth
 Portfolio...................................    0.60%          --        0.03%
T. Rowe Price Small Cap Growth
 Portfolio...................................    0.47%          --        0.04%
Van Eck Global Natural Resources
 Portfolio...................................    0.78%          --        0.03%
Western Asset Management Strategic
 Bond Opportunities Portfolio................    0.59%          --        0.06%
Western Asset Management
 U.S. Government Portfolio...................    0.47%          --        0.02%
WMC Balanced Portfolio.......................    0.46%          --        0.07%
WMC Core Equity Opportunities
 Portfolio...................................    0.70%          --        0.03%



                                                ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                               FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                  AND      OPERATING      EXPENSE      OPERATING
PORTFOLIO                                       EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
--------------------------------------------- ----------- ----------- --------------- -----------
Met/Artisan Mid Cap Value Portfolio..........   --          0.84%       --              0.84%
MetLife Asset Allocation 20 Portfolio........ 0.52%         0.64%     0.02%             0.62%
MetLife Asset Allocation 40 Portfolio........ 0.56%         0.62%       --              0.62%
MetLife Asset Allocation 60 Portfolio........ 0.60%         0.65%       --              0.65%
MetLife Asset Allocation 80 Portfolio........ 0.65%         0.71%       --              0.71%
MetLife Mid Cap Stock Index Portfolio........ 0.01%         0.31%     0.00%             0.31%
MetLife Stock Index Portfolio................   --          0.27%     0.01%             0.26%
MFS(R) Total Return Portfolio................   --          0.60%       --              0.60%
MFS(R) Value Portfolio.......................   --          0.72%     0.14%             0.58%
MSCI EAFE(R) Index Portfolio................. 0.01%         0.41%     0.00%             0.41%
Neuberger Berman Genesis Portfolio...........   --          0.83%     0.00%             0.83%
Russell 2000(R) Index Portfolio.............. 0.05%         0.37%     0.01%             0.36%
T. Rowe Price Large Cap Growth
 Portfolio...................................   --          0.63%     0.02%             0.61%
T. Rowe Price Small Cap Growth
 Portfolio...................................   --          0.51%       --              0.51%
Van Eck Global Natural Resources
 Portfolio...................................   --          0.81%     0.01%             0.80%
Western Asset Management Strategic
 Bond Opportunities Portfolio................   --          0.65%     0.04%             0.61%
Western Asset Management
 U.S. Government Portfolio...................   --          0.49%     0.01%             0.48%
WMC Balanced Portfolio.......................   --          0.53%     0.00%             0.53%
WMC Core Equity Opportunities
 Portfolio...................................   --          0.73%     0.11%             0.62%



     The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2015 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.


     Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

     The American Funds Insurance Series and the Franklin Templeton Variable Insurance Products Trust are not affiliated with MetLife Insurance Company USA. For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

                             HOW THE POLICY WORKS
                                 [FLOW CHART]

PREMIUM PAYMENTS

-  Flexible

-  Planned premium options

-  Guaranteed Minimum Death Benefit premium (5-year, 20-year, or to age 65)

CHARGES FROM PREMIUM PAYMENTS

- Sales Load: 2.25% up to Target Premium per Policy year (maximum 2.25% on all premiums)

-  Premium Tax Charge: 2.0%

-  Charge for Federal Taxes: 1.25%

CASH VALUES

- Net premium payments invested in your choice of Portfolio investments (after an initial period in the Fixed Account in return of premium states) or the Fixed Account

- The cash value reflects investment experience, interest, premium payments, policy charges and any distributions from the Policy

-  We do not guarantee the cash value invested in the Portfolios

-  Any earnings you accumulate are generally free of any current income taxes

- You may change the allocation of future net premiums at any time. You may transfer funds among Investment Divisions (and to the Fixed Account). Currently we do not limit the number of Investment Division transfers you can make in a Policy year (subject to restrictions we impose on frequent transfers).

- We reserve the right to impose a $25 charge on each partial withdrawal and on each Investment Division transfer (including a transfer between an Investment Division and the Fixed Account)

- We may limit the amount of transfers from (and in some cases to) the Fixed Account

LOANS

-  You may borrow your cash value

-  Loan interest charge is 4.0% in Policy years 1-10 and 3.0% thereafter.

- We transfer loaned funds out of the Fixed Account and the Investment Divisions into the Loan Account where we credit them with not less than 3.0% interest.

RETIREMENT BENEFITS

-  Fixed settlement options are available for policy proceeds

DEATH BENEFIT

-  Level, Variable and combined Level/Variable Death Benefit Options

- Guaranteed not to be less than face amount (less any loan and loan interest) if the Guaranteed Minimum Death Benefit is in effect.


- On or after age 121, under Options A and C, equal to the greater of (1) the face amount of the Policy as of the insured's age 121; and (2) 101% of the Policy's cash value. Under Option B, the face amount of the Policy as of the insured's age 121, plus the Policy's cash value.


-  Generally income tax free to named beneficiary; may be subject to estate tax.

DAILY DEDUCTIONS FROM ASSETS OF THE SEPARATE ACCOUNT

- Investment advisory fees and other expenses are deducted from the Portfolio values

BEGINNING OF MONTH CHARGES

- We deduct the cost of insurance protection (reflecting any substandard risk rating) from the cash value each month

-  Any Rider Charges

- Policy Charge: $15.00 per month first year and $8.00 per month thereafter for Policies issued with face amounts of $50,000 and greater; but less than $250,000; $12.00 per month first year and $9.00 per month thereafter for Policies issued with face amounts of less than $50,000

- Coverage Expense Charge: Monthly charge imposed on base Policy face amount that applies during the first eight Policy years or during the first eight years following a face amount increase (in all years on a guaranteed basis).

- Mortality and Expense Risk Charge applied against the cash value in the Separate Account at a maximum annual rate of .80% in Policy years 1-10; .35% in Policy years 11-19; .20% in Policy years 20-29; and .05% thereafter

SURRENDER CHARGE

- Applies on lapse, surrender, face amount reduction, or partial withdrawal or change in death benefit option that results in face reduction in first ten Policy years (11 in FL)--or in the first ten Policy years (11 in FL) following a face amount increase. Maximum charge applies in up to the first three Policy years. Thereafter, the charge decreases monthly over the remaining years of the surrender charge period.

LIVING BENEFITS

- If policyholder has elected and qualified for benefits for disability and becomes totally disabled, we will waive the monthly deduction or a specified amount of monthly premium during the period of disability up to certain limits.

-  You may surrender the Policy at any time for its cash surrender value

- Deferred income taxes, including taxes on certain amounts borrowed, become payable upon surrender or lapse

- Grace period for lapsing with no value is 62 days from the first date in which Monthly Deduction was not paid due to insufficient cash value

- Subject to our rules, you may reinstate a lapsed Policy within three years of date of lapse if it has not been surrendered

                       THE COMPANY, THE SEPARATE ACCOUNT
                               AND THE PORTFOLIOS

THE COMPANY

     MetLife Insurance Company USA is a stock life insurance company originally chartered in Connecticut in 1863 and currently subject to the laws of the State of Delaware. MetLife USA was previously known as MetLife Insurance Company of Connecticut but changed its name to MetLife Insurance Company USA when it changed its state of domicile from Connecticut to Delaware on November 14, 2014. MetLife USA is licensed to conduct business in all states of the United States except New York, and in the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and financial services to individuals and institutional customers. The company's executive offices are located at 11225 North Community House Road, Charlotte, North Carolina 28277.


THE SEPARATE ACCOUNT

     MetLife Investors USA Variable Life Account A is the funding vehicle for the Policies. The Separate Account was established by the Board of Directors of MetLife Investors USA Insurance Company under Delaware law on November 15, 2005. - On November 14, 2014, after the close of business, MetLife Investors USA Insurance Company merged into MetLife USA and the Separate Account became a separate account of MetLife USA. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains or losses. Although we own the assets of the Separate Account, applicable law provides that the portion of the Separate Account assets equal to the reserves and other liabilities of the Separate Account may not be charged with liabilities that arise out of any other business we conduct. This means that the assets of the Separate Account are not available to meet the claims of our general creditors, and may only be used to support the cash values of the variable life insurance policies issued by the Separate Account.

     We are obligated to pay the death benefit under the Policy even if that amount exceeds the Policy's cash value in the Separate Account. The amount of the death benefit that exceeds the Policy's cash value in the Separate Account is paid from our general account. Death benefits paid from the general account are subject to the financial strength and claims-paying ability of the Company. For other life insurance policies and annuity contracts that we issue, we pay all amounts owed under the policies and contracts from the general account. MetLife USA is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that we will be able to meet our claims-paying obligations. There are risks to purchasing any insurance product.

     The investment adviser to certain of the Portfolios offered with the Policy or with other variable life insurance policies issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, MetLife USA has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.


THE PORTFOLIOS

     Each Investment Division of the Separate Account invests in a corresponding Portfolio. Each Portfolio is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Portfolios are the Metropolitan Series Fund, the Met Investors Series Trust, the American Funds Insurance Series and the Franklin Templeton Variable Insurance Products Trust. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Portfolios.

     The adviser, sub-adviser and investment objective of each Portfolio are as follows:

PORTFOLIO                                INVESTMENT OBJECTIVE                      INVESTMENT ADVISER/SUBADVISER
--------------------------------------   ---------------------------------------   -----------------------------------------
AMERICAN FUNDS INSURANCE
 SERIES(R) -- CLASS 2
American Funds Bond Fund                 Seeks as high a level of current          Capital Research and Management
                                         income as is consistent with the          Company
                                         preservation of capital.
American Funds Global Small              Seeks long-term growth of capital.        Capital Research and Management
 Capitalization Fund                                                               Company
American Funds Growth Fund               Seeks growth of capital.                  Capital Research and Management
                                                                                   Company
American Funds Growth-Income             Seeks long-term growth of capital         Capital Research and Management
 Fund                                    and income.                               Company
FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST --
 CLASS 2
Franklin Income VIP Fund                 Seeks to maximize income while            Franklin Advisers, Inc.
                                         maintaining prospects for capital
                                         appreciation.
Franklin Mutual Shares VIP Fund          Seeks capital appreciation, with          Franklin Mutual Advisers, LLC
                                         income as a secondary goal.
MET INVESTORS SERIES TRUST
AB Global Dynamic Allocation             Seeks capital appreciation and            MetLife Advisers, LLC
 Portfolio -- Class B (formerly          current income.                           Subadviser: AllianceBernstein L.P.
 AllianceBernstein Global Dynamic
 Allocation Portfolio)
Allianz Global Investors Dynamic         Seeks total return.                       MetLife Advisers, LLC
 Multi-Asset Plus Portfolio --                                                     Subadviser: Allianz Global Investors
 Class B                                                                           U.S. LLC
American Funds(R) Balanced               Seeks a balance between a high            MetLife Advisers, LLC
 Allocation Portfolio -- Class B         level of current income and growth
                                         of capital, with a greater emphasis
                                         on growth of capital.
American Funds(R) Growth Allocation      Seeks growth of capital.                  MetLife Advisers, LLC
 Portfolio -- Class B
American Funds(R) Moderate               Seeks a high total return in the form     MetLife Advisers, LLC
 Allocation Portfolio -- Class B         of income and growth of capital, with
                                         a greater emphasis on income.
AQR Global Risk Balanced                 Seeks total return.                       MetLife Advisers, LLC
 Portfolio -- Class B                                                              Subadviser: AQR Capital Management, LLC
BlackRock Global Tactical Strategies     Seeks capital appreciation and            MetLife Advisers, LLC
 Portfolio -- Class B                    current income.                           Subadviser: BlackRock Financial
                                                                                   Management, Inc.
Clarion Global Real Estate               Seeks total return through                MetLife Advisers, LLC
 Portfolio -- Class A                    investment in real estate securities,     Subadviser: CBRE Clarion Securities LLC
                                         emphasizing both capital
                                         appreciation and current income.
ClearBridge Aggressive Growth            Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio -- Class A                                                              Subadviser: ClearBridge Investments, LLC

PORTFOLIO                              INVESTMENT OBJECTIVE                     INVESTMENT ADVISER/SUBADVISER
------------------------------------   --------------------------------------   ---------------------------------------
Harris Oakmark International           Seeks long-term capital                  MetLife Advisers, LLC
 Portfolio -- Class A                  appreciation.                            Subadviser: Harris Associates L.P.
Invesco Balanced-Risk Allocation       Seeks total return.                      MetLife Advisers, LLC
 Portfolio -- Class B                                                           Subadviser: Invesco Advisers, Inc.
Invesco Mid Cap Value Portfolio --     Seeks high total return by investing     MetLife Advisers, LLC
 Class A                               in equity securities of mid-sized        Subadviser: Invesco Advisers, Inc.
                                       companies.
Invesco Small Cap Growth               Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio -- Class A                                                           Subadviser: Invesco Advisers, Inc.
JPMorgan Global Active Allocation      Seeks capital appreciation and           MetLife Advisers, LLC
 Portfolio -- Class B                  current income.                          Subadviser: J.P. Morgan Investment
                                                                                Management Inc.
JPMorgan Small Cap Value               Seeks long-term capital growth.          MetLife Advisers, LLC
 Portfolio -- Class A                                                           Subadviser: J.P. Morgan Investment
                                                                                Management Inc.
Loomis Sayles Global Markets           Seeks high total investment return       MetLife Advisers, LLC
 Portfolio -- Class A                  through a combination of capital         Subadviser: Loomis, Sayles & Company,
                                       appreciation and income.                 L.P.
Lord Abbett Bond Debenture             Seeks high current income and the        MetLife Advisers, LLC
 Portfolio -- Class A                  opportunity for capital appreciation     Subadviser: Lord, Abbett & Co. LLC
                                       to produce a high total return.
Met/Templeton International Bond       Seeks current income with capital        MetLife Advisers, LLC
 Portfolio -- Class A                  appreciation and growth of income.       Subadviser: Franklin Advisers, Inc.
MetLife Asset Allocation 100           Seeks growth of capital.                 MetLife Advisers, LLC
 Portfolio -- Class A
MetLife Balanced Plus Portfolio --     Seeks a balance between a high           MetLife Advisers, LLC
 Class B                               level of current income and growth       Subadviser: Overlay Portion: Pacific
                                       of capital, with a greater emphasis      Investment Management Company LLC
                                       on growth of capital.
MetLife Multi-Index Targeted Risk      Seeks a balance between growth of        MetLife Advisers, LLC
 Portfolio -- Class B                  capital and current income, with a       Subadviser: Overlay Portion: MetLife
                                       greater emphasis on growth of            Investment Management, LLC
                                       capital.
MFS(R) Emerging Markets Equity         Seeks capital appreciation.              MetLife Advisers, LLC
 Portfolio -- Class A                                                           Subadviser: Massachusetts Financial
                                                                                Services Company
MFS(R) Research International          Seeks capital appreciation.              MetLife Advisers, LLC
 Portfolio -- Class A                                                           Subadviser: Massachusetts Financial
                                                                                Services Company
Morgan Stanley Mid Cap Growth          Seeks capital appreciation.              MetLife Advisers, LLC
 Portfolio -- Class A                                                           Subadviser: Morgan Stanley Investment
                                                                                Management Inc.
Oppenheimer Global Equity              Seeks capital appreciation.              MetLife Advisers, LLC
 Portfolio -- Class A                                                           Subadviser: OppenheimerFunds, Inc.
PanAgora Global Diversified Risk       Seeks total return.                      MetLife Advisers, LLC
 Portfolio -- Class B                                                           Subadviser: PanAgora Asset Management,
                                                                                Inc.

PORTFOLIO                                INVESTMENT OBJECTIVE                    INVESTMENT ADVISER/SUBADVISER
--------------------------------------   -------------------------------------   -------------------------------------------
PIMCO Inflation Protected Bond           Seeks maximum real return,              MetLife Advisers, LLC
 Portfolio -- Class A                    consistent with preservation of         Subadviser: Pacific Investment
                                         capital and prudent investment          Management Company LLC
                                         management.
PIMCO Total Return Portfolio --          Seeks maximum total return,             MetLife Advisers, LLC
 Class A                                 consistent with the preservation of     Subadviser: Pacific Investment
                                         capital and prudent investment          Management Company LLC
                                         management.
Pyramis(R) Managed Risk Portfolio --     Seeks total return.                     MetLife Advisers, LLC
 Class B                                                                         Subadviser: Pyramis Global Advisors, LLC
Schroders Global Multi-Asset             Seeks capital appreciation and          MetLife Advisers, LLC
 Portfolio -- Class B                    current income.                         Subadviser: Schroder Investment
                                                                                 Management North America Inc. and
                                                                                 Schroder Investment Management North
                                                                                 America Limited
SSGA Growth and Income ETF               Seeks growth of capital and income.     MetLife Advisers, LLC
 Portfolio -- Class A                                                            Subadviser: SSGA Funds Management, Inc.
SSGA Growth ETF Portfolio --             Seeks growth of capital.                MetLife Advisers, LLC
 Class A                                                                         Subadviser: SSGA Funds Management, Inc.
T. Rowe Price Mid Cap Growth             Seeks long-term growth of capital.      MetLife Advisers, LLC
 Portfolio -- Class A                                                            Subadviser: T. Rowe Price Associates, Inc.
WMC Large Cap Research                   Seeks long-term capital                 MetLife Advisers, LLC
 Portfolio -- Class A                    appreciation.                           Subadviser: Wellington Management
                                                                                 Company LLP
METROPOLITAN SERIES FUND --
 CLASS A
Baillie Gifford International Stock      Seeks long-term growth of capital.      MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: Baillie Gifford Overseas
                                                                                 Limited
Barclays Aggregate Bond Index            Seeks to track the performance of       MetLife Advisers, LLC
 Portfolio                               the Barclays U.S. Aggregate Bond        Subadviser: MetLife Investment
                                         Index.                                  Management, LLC
BlackRock Bond Income Portfolio          Seeks a competitive total return        MetLife Advisers, LLC
                                         primarily from investing in             Subadviser: BlackRock Advisors, LLC
                                         fixed-income securities.
BlackRock Capital Appreciation           Seeks long-term growth of capital.      MetLife Advisers, LLC
 Portfolio                                                                       Subadviser: BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio      Seeks long-term growth of capital.      MetLife Advisers, LLC
                                                                                 Subadviser: BlackRock Advisors, LLC
Frontier Mid Cap Growth Portfolio        Seeks maximum capital                   MetLife Advisers, LLC
                                         appreciation.                           Subadviser: Frontier Capital Management
                                                                                 Company, LLC
Jennison Growth Portfolio                Seeks long-term growth of capital.      MetLife Advisers, LLC
                                                                                 Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core             Seeks long-term capital growth from     MetLife Advisers, LLC
 Portfolio                               investments in common stocks or         Subadviser: Loomis, Sayles & Company,
                                         other equity securities.                L.P.

PORTFOLIO                                 INVESTMENT OBJECTIVE                       INVESTMENT ADVISER/SUBADVISER
---------------------------------------   ----------------------------------------   -------------------------------------------
Loomis Sayles Small Cap Growth            Seeks long-term capital growth.            MetLife Advisers, LLC
 Portfolio                                                                           Subadviser: Loomis, Sayles & Company,
                                                                                     L.P.
Met/Artisan Mid Cap Value Portfolio       Seeks long-term capital growth.            MetLife Advisers, LLC
                                                                                     Subadviser: Artisan Partners Limited
                                                                                     Partnership
MetLife Asset Allocation 20 Portfolio     Seeks a high level of current income,      MetLife Advisers, LLC
                                          with growth of capital as a
                                          secondary objective.
MetLife Asset Allocation 40 Portfolio     Seeks high total return in the form of     MetLife Advisers, LLC
                                          income and growth of capital, with a
                                          greater emphasis on income.
MetLife Asset Allocation 60 Portfolio     Seeks a balance between a high             MetLife Advisers, LLC
                                          level of current income and growth
                                          of capital, with a greater emphasis
                                          on growth of capital.
MetLife Asset Allocation 80 Portfolio     Seeks growth of capital.                   MetLife Advisers, LLC
MetLife Mid Cap Stock Index               Seeks to track the performance of          MetLife Advisers, LLC
 Portfolio                                the Standard & Poor's MidCap 400(R)        Subadviser: MetLife Investment
                                          Composite Stock Price Index.               Management, LLC
MetLife Stock Index Portfolio             Seeks to track the performance of          MetLife Advisers, LLC
                                          the Standard & Poor's 500(R)               Subadviser: MetLife Investment
                                          Composite Stock Price Index.               Management, LLC
MFS(R) Total Return Portfolio             Seeks a favorable total return             MetLife Advisers, LLC
                                          through investment in a diversified        Subadviser: Massachusetts Financial
                                          portfolio.                                 Services Company
MFS(R) Value Portfolio                    Seeks capital appreciation.                MetLife Advisers, LLC
                                                                                     Subadviser: Massachusetts Financial
                                                                                     Services Company
MSCI EAFE(R) Index Portfolio              Seeks to track the performance of          MetLife Advisers, LLC
                                          the MSCI EAFE(R) Index.                    Subadviser: MetLife Investment
                                                                                     Management, LLC
Neuberger Berman Genesis Portfolio        Seeks high total return, consisting        MetLife Advisers, LLC
                                          principally of capital appreciation.       Subadviser: Neuberger Berman
                                                                                     Management LLC
Russell 2000(R) Index Portfolio           Seeks to track the performance of          MetLife Advisers, LLC
                                          the Russell 2000(R) Index.                 Subadviser: MetLife Investment
                                                                                     Management, LLC
T. Rowe Price Large Cap Growth            Seeks long-term growth of capital.         MetLife Advisers, LLC
 Portfolio                                                                           Subadviser: T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth            Seeks long-term capital growth.            MetLife Advisers, LLC
 Portfolio                                                                           Subadviser: T. Rowe Price Associates, Inc.
Van Eck Global Natural Resources          Seeks long-term capital appreciation       MetLife Advisers, LLC
 Portfolio                                with income as a secondary                 Subadviser: Van Eck Associates
                                          consideration.                             Corporation
Western Asset Management                  Seeks to maximize total return             MetLife Advisers, LLC
 Strategic Bond Opportunities             consistent with preservation of            Subadviser: Western Asset Management
 Portfolio                                capital.                                   Company

PORTFOLIO                         INVESTMENT OBJECTIVE                      INVESTMENT ADVISER/SUBADVISER
-------------------------------   ---------------------------------------   -------------------------------------
Western Asset Management          Seeks to maximize total return            MetLife Advisers, LLC
 U.S. Government Portfolio        consistent with preservation of           Subadviser: Western Asset Management
                                  capital and maintenance of liquidity.     Company
WMC Balanced Portfolio            Seeks long-term capital appreciation      MetLife Advisers, LLC
                                  with some current income.                 Subadviser: Wellington Management
                                                                            Company LLP
WMC Core Equity Opportunities     Seeks to provide a growing stream         MetLife Advisers, LLC
 Portfolio                        of income over time and,                  Subadviser: Wellington Management
                                  secondarily, long-term capital            Company LLP
                                  appreciation and current income.


     FOR MORE INFORMATION REGARDING THE PORTFOLIOS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE PORTFOLIO PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-638-5000.

     The Portfolios' investment objectives may not be met. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Portfolios may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund.


SHARE CLASSES OF THE PORTFOLIOS

     The Portfolios offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Portfolios may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Portfolio, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, we offer Class A shares only; for the Met Investors Series Trust, we offer Class A and Class B shares; and for the American Funds Insurance Series and the Franklin Templeton Variable Insurance Products Trust, we offer Class 2 shares only.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

     An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment for expenses for certain administrative, marketing and support services with respect to the Policies and, in our role as intermediary, with respect to the Portfolios. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Policy Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolio prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolio attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%. Additionally, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See "Fee Tables--Annual Portfolio Operating Expenses" for information on the management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the adviser to the subadvisers.)

     Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See "Fee Tables--Annual Portfolio Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our Distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

     For more specific information on the amounts we may receive on account of your investment in the Portfolios, you may call us toll free at 1-800-638-5000.


SELECTION OF THE PORTFOLIOS

     We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Portfolios" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of cash value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Policy Owners. We may include Portfolios based on recommendations from selling firms. In some cases, the selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of cash value to such Portfolios.


     WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



VOTING RIGHTS

     We own the Portfolio shares held in the Separate Account and have the right to vote those shares at meetings of the Portfolio shareholders. However, to the extent required by Federal securities law, we will give you, as Policy Owner, the right to instruct us how to vote the shares that are attributable to your Policy.

     We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withhold from voting on, any proposition in the same proportion as the shares held in that Investment Division for all policies for which we have received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

     We will vote Portfolio shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of a Portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with an Investment Division's investment objectives. If we do disregard voting instructions, the next semi-annual report to Policy Owners will include a summary of that action and the reasons for it.


RIGHTS RESERVED BY METLIFE USA

     We and our affiliates may change the voting procedures and vote Portfolio shares without Policy Owner instructions, if the securities laws change. We also reserve the right: (1) to add Investment Divisions; (2) to combine Investment Divisions; (3) to substitute shares of another registered open-end management investment company, which may have different fees and expenses, for shares of a Portfolio; (4) to substitute or close an Investment Division to allocations of premium payments or cash value or both, and to existing investments or the investment of future premiums, or both, for any class of Policy or Policy Owner, at any time in our sole discretion; (5) to operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form; (6) to deregister the Separate Account under the Investment Company Act of 1940; (7) to combine it with other Separate Accounts; and (8) to transfer assets supporting the Policies from one Investment Division to another or from the Separate Account to other Separate Accounts, or to transfer assets to our general account as permitted by applicable law. We will exercise these rights in accordance with applicable law, including approval of Policy Owners if required. We will notify you if exercise of any of these rights would result in a material change in the Separate Account or its investments.

     We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.


                                  THE POLICIES

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us at our Designated Office. (See "Receipt of Communications and Payments at MetLife USA's Designated Office.") The minimum face amount for the base Policy is $50,000 unless we consent to a lower amount. For Policies acquired through a pension or profit sharing plan qualified under Section 401 of the Internal Revenue Code of 1986, the minimum face amount is $25,000.

     The Policies are available for insureds age 85 or younger. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our minimum face amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.


REPLACING EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we may not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.


POLICY OWNER AND BENEFICIARY

     The Policy Owner is named in the application but may be changed from time to time. While the insured is living and the Policy is in force, the Policy Owner may exercise all the rights and options described in the Policy, subject to the terms of any beneficiary designation or assignment of the Policy. These rights include selecting and changing the beneficiary, changing the owner, changing the face amount of the Policy and assigning the Policy. At the death of the Policy Owner who is not the insured, his or her estate will become the Policy Owner unless a successor Policy Owner has been named. The Policy Owner's rights (except for rights to payment of benefits) terminate at the death of the insured.

     The beneficiary is also named in the application. You may change the beneficiary at any time before the death of the insured, unless the beneficiary designation is irrevocable. The beneficiary has no rights under the Policy until the death of the insured and must survive the insured in order to receive the death proceeds. If no named beneficiary survives the insured, we pay proceeds to the Policy Owner.

     A change of Policy Owner or beneficiary is subject to all payments made and actions taken by us under the Policy before we receive a signed change form. You can contact your registered representative or our Designated Office for the procedure to follow.

     You may assign (transfer) your rights in the Policy to someone else. An absolute assignment of the Policy is a change of Policy Owner and beneficiary to the assignee. A collateral assignment of the Policy does not change the Policy Owner or beneficiary, but their rights will be subject to the terms of the assignment. Assignments are subject to all payments made and actions taken by us under the Policy before we receive a signed copy of the assignment form. We are not responsible for determining whether or not an assignment is valid. Changing the Policy Owner or assigning the Policy may have tax consequences. (See "Tax Considerations" below.)


24 MONTH CONVERSION RIGHT

     GENERAL RIGHT. Generally, during the first two Policy years, you may convert the Policy to fixed benefit coverage by exchanging the Policy for a fixed benefit life insurance policy agreed to by us and issued by us or an affiliate that we name provided that you repay any Policy loans and loan interest, and the Policy has not lapsed. We make the exchange without evidence of insurability. The new policy will have the same base Policy face amount as that being exchanged. The new policy will have the same issue age, risk class and Policy Date as the variable life Policy had.

     Contact our Designated Office or your registered representative for more specific information about the 24 Month Conversion Right. The exchange may result in a cost or credit to you. On the exchange, you may need to make an immediate premium payment on the new policy in order to keep it in force.


                                    PREMIUMS

FLEXIBLE PREMIUMS

     Subject to the limits described below, you choose the amount and frequency of premium payments. You select a Planned Premium schedule, which consists of a first-year premium amount and an amount for subsequent premium payments. This schedule appears in your Policy. YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. You may skip Planned Premium payments or make additional payments. Additional payments could be subject to underwriting. No payment can be less than $50, except with our consent.

     You can pay Planned Premiums on an annual, semi-annual or quarterly schedule, or on a monthly schedule if payments are drawn directly from your checking account under our pre-authorized checking arrangement. We will send premium notices for annual, semi-annual or quarterly Planned Premiums. You may make payments by check or through our pre-authorized checking arrangement. You can change your Planned Premium schedule by sending your request to us at our Designated Office. You may not make premium payments on or after the Policy anniversary when the insured reaches age 121, except for premiums required during the grace period.

     If any payments under the Policy exceed the "7-pay limit" under Federal tax law, your Policy will become a modified endowment contract and you may have more adverse tax consequences with respect to certain distributions than would otherwise be the case if premium payments did not exceed the "7-pay limit." The amount of your "7-pay limit" is shown in your Policy illustration and in your annual Policy statement. If you make a payment that exceeds the "7-pay limit," we will notify you and give you an opportunity to receive a refund of the excess premium to prevent your Policy from becoming a modified endowment contract. (See "Tax Considerations.") In addition, if you have selected the guideline premium test, Federal tax law limits the amount of premiums that you can pay under the Policy. You need our consent if, because of tax law requirements, a payment would increase the Policy's death benefit by more than it would increase cash value. We may require evidence of insurability before accepting the payment.

     We allocate net payments to your Policy's Investment Divisions as of the date we receive the payments at our Designated Office (or at our Administrative Office in Tampa, Florida), if they are received before the close of regular trading on the New York Stock Exchange. Payments received after that time, or on a day that the New York Stock Exchange is not open, will be allocated to your Policy's Investment Divisions on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife USA's Designated Office.")

     Under our current processing, we treat any payment received by us as a premium payment unless it is clearly marked as a loan repayment.

AMOUNT PROVIDED FOR INVESTMENT UNDER THE POLICY

     INVESTMENT START DATE. Your initial net premium receives Separate Account investment performance and/or Fixed Account interest as of the investment start date. The investment start date is the later of the Policy Date and the date we first receive a premium payment for the Policy at our Designated Office. (See "Receipt of Communications and Payments at MetLife USA's Designated Office.")

     PREMIUM WITH APPLICATION. If you make a premium payment with the application, unless you request otherwise, the Policy Date is the date the policy application is approved. Monthly Deductions begin on the Policy Date. You may only make one premium payment with the application. The minimum amount you must pay is set forth in the application. If we decline an application, we refund the premium payment made.

     If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement beginning on the later of the date the application is signed or on the date of any required medical examination. (See "Death Benefits.")

     PREMIUM ON DELIVERY. If you pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date and the investment start date are the date your premium payment is received at our Designated Office. Monthly Deductions begin on the Policy Date.

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the date the Policy application is approved. You may wish to backdate so that you can obtain lower cost of insurance rates, based on a younger insurance age. For a backdated Policy, you must also pay the minimum premiums due for the period between the Policy Date and the investment start date. As of the investment start date, we allocate the net premiums to the Policy, adjusted for monthly Policy charges. For a backdated Policy, the investment start date is the later of the date the policy application is approved and the date your premium is received at our Designated Office.


RIGHT TO EXAMINE POLICY

     You may cancel the Policy within ten days -(more in some states) after you receive it. You may return the Policy to our Designated Office (see "Receipt of Communications and Payments at MetLife USA's Designated Office") or your registered representative. Insurance coverage ends as soon as you return the Policy (determined by postmark, if the Policy is mailed). If you cancel the Policy, we refund either premiums paid, or the Policy's cash value plus any charges deducted from the premiums paid, whichever is required by state law.

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older, you may cancel the Policy within 30 days after you receive it. If you elected on the Policy application to allocate 100% of your initial net premium to the Fixed Account, we will generally refund the premiums you paid; if you elected to allocate your initial net premium to the Investment Divisions, we will refund the Policy's cash value.


ALLOCATION OF NET PREMIUMS

     We allocate your initial net premium to the -Investment Divisions and/or the Fixed Account as of the investment start date. In states that require a refund of premiums if you exercise the Right to Examine Policy provision, we will hold your initial net premium in the Fixed Account for twenty days, and then we make the allocation among the Investment Divisions as you choose. -In states that require a return of cash value if you exercise the Right to Examine Policy provision, we will allocate your initial net premium to the Investment Divisions when we receive it. You may allocate any whole percentage to an Investment Division.

     You make the initial premium allocation when you apply for a Policy. You can change the allocation of future premiums at any time thereafter. The change will be effective for premiums applied on or after the date when we receive your request. You may request the change by telephone, by written request (which may be telecopied to us) or over the Internet. (See "Receipt of Communications and Payments at MetLife USA's Designated Office.")

     When we allocate net premiums to your Policy's Investment Divisions, we convert them into accumulation units of the Investment Divisions. We determine the number of accumulation units by dividing the dollar amount of the net premium by the accumulation unit value. For your initial premium, we use the accumulation unit value on the investment start date. For subsequent premiums, we use the accumulation unit value next determined after receipt of the payment. (See "Cash Value.")

     FOR POLICIES ISSUED IN CALIFORNIA. If you are age 60 or older and you allocate 100% of your initial net premium to the Fixed Account in order to receive a refund of premiums should you cancel the Policy during the Right to Examine Policy period, we will not automatically transfer your cash value or reallocate your future premiums to the Investment Divisions once the Right to Examine Policy period has ended. You must contact us to request a transfer or reallocation.


   RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE USA'S DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for premium payments is printed on the billing statement we mail to you. If you do not have your billing statement you may call us at 1-800-638-5000 to obtain the address. The address to use depends on whether you purchase the Policy through a registered representative of one of our affiliates MetLife Securities, Inc. and New England Securities Corporation, or through another registered representative. If you purchase the Policy through a registered representative of one of these two affiliates, premium payments should be mailed to MetLife USA, P.O. Box 371351, Pittsburgh, PA 15250-7351. If your representative is not registered with one of these two affiliates, premium payments should be mailed to MetLife USA, P.O. Box 371862, Pittsburgh, PA 15250-7862. The Designated Office for other transactions is as follows:


      Payment Inquiries and                       MetLife USA
      Correspondence                              P.O. Box 354
                                                  Warwick, RI 02887-0354
      Beneficiary and Ownership                   MetLife USA
      Changes                                     P.O. Box 313
                                                  Warwick, RI 02887-0313
      Surrenders, Loans,                          MetLife USA
      Withdrawals and                             P.O. Box 543
      Investment Division Transfers               Warwick, RI 02887-0543
      Cancellations (Right to Examine Policy      MetLife USA
      Period)                                     Free Look Unit
                                                  500 Schoolhouse Road
                                                  Johnstown, PA 15904
      Death Claims                                MetLife USA
                                                  P.O. Box 353
                                                  Warwick, RI 02887-0353
      Investment Division Transfers and Other     (800) 638-5000
      Telephone Transactions and Inquiries

     You may request a cash value transfer or reallocation of future premiums by written request (which may be telecopied) to us, by telephoning us or over the Internet (subject to our restrictions on frequent transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at 1-800-638-5000. To request a transfer over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine are your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

     If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.



CYBERSECURITY

     Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Policy Owners' requests and elections and day-to-day record keeping, are all executed through computer networks and systems.

     We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on MetLife USA and the Separate Account, as well as individual Policy Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

     Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate unit values; cause the release and possible destruction of confidential Policy Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.



PAYMENT OF PROCEEDS

     We ordinarily pay any cash surrender value, loan value or death benefit proceeds from the Investment Divisions within seven days after we receive a request, or satisfactory proof of death of the insured (and any other information we need to pay the death proceeds). (See "Receipt of Communications and Payments at MetLife USA's Designated Office.") However, we may delay payment (except when a loan is made to pay a premium to us) or transfers from the Investment Divisions: (i) if the New York Stock Exchange is closed for other than weekends or holidays, or if trading on the New York Stock Exchange is restricted as determined by the SEC, (ii) if the SEC by order permits postponement or determines that an emergency exists that makes payments or Investment Division transfers impractical, or (iii) at any other time when the Portfolios or the Separate Account have the legal right to suspend payment.

     We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, facsimile, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

     We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available. None of these options vary with the investment performance of the

Separate Account. More detailed information concerning settlement options is available in the Statement of Information and on request from our Designated Office. We will pay interest on the proceeds as required by applicable state law.

     Unless otherwise requested and subject to state law, the Policy's death proceeds will generally be paid to the beneficiary through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

     Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

     Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation--including complete names and complete address--if and as they change. You should contact our Designated Office in order to make a change to your beneficiary designation. (See "Receipt of Communications and Payments at MetLife USA's Designated Office.")


                                   CASH VALUE

     Your Policy's total cash value includes its cash value in the Separate Account and in the Fixed Account. If you have a Policy loan, the cash value also includes the amount we hold in the Loan Account as a result of the loan. The cash value reflects:

     -- net premium payments

     -- the net investment experience of the Policy's Investment Divisions

     -- interest credited to cash value in the Fixed Account

     -- interest credited to amounts held in the Loan Account for a Policy loan

     -- the death benefit option you choose

     -- Policy charges

     -- partial withdrawals

     -- transfers among the Investment Divisions and the Fixed Account.

     The Policy's total cash value in the Separate Account equals the number of accumulation units credited in each Investment Division multiplied by that Investment Division's accumulation unit value. We convert any premium, interest earned on loan cash value, or cash value allocated to an Investment Division into accumulation units of the Investment Division. Surrenders, partial withdrawals, Policy loans, transfers and charges deducted from the cash value reduce the number of accumulation units credited in an Investment Division. We determine the number of accumulation units by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value next determined following the transaction. (In the case of an initial premium, we use the accumulation unit value on the investment start date).

     The accumulation unit value of an Investment Division depends on the net investment experience of its corresponding Portfolio and reflects fees and expenses of the Portfolio. We determine the accumulation unit value as of the close of regular trading on the New York Stock Exchange on each day that the Exchange is open for trading by multiplying the most recent accumulation unit value by the net investment factor ("NIF") for that day (see below).

     The NIF for an Investment Division reflects:

     -- the change in net asset value per share of the corresponding Portfolio
        (as of the close of regular trading on the Exchange) from its last value,

     -- the amount of dividends or other distributions from the Portfolio since the last determination of net asset value per share, and

     -- any deductions for taxes that we make from the Separate Account.

     The NIF can be greater or less than one.


                                 DEATH BENEFITS

     If the insured dies while the Policy is in force, we pay a death benefit to the beneficiary. Coverage under the Policy generally begins when you pay the initial premium. If you make a premium payment with the application, we will cover the insured under a temporary insurance agreement for a limited time that begins on the later of the date we receive the premium payment or the date of any required medical examination. Temporary coverage is not available for proposed insureds who have received medical treatment for, or been diagnosed as having, certain conditions or diseases specified in the temporary insurance agreement. The maximum temporary coverage is the lesser of the amount of insurance applied for and $1,000,000. These provisions vary in some states.

     DEATH BENEFIT OPTIONS. When you apply for a Policy, you must choose among three death benefit options. If you fail to select a death benefit option in the application, we will seek the required information from you.

     The Option A death benefit is equal to the face amount of the Policy. The Option A death benefit is fixed, subject to increases required by the Internal Revenue Code of 1986 (the "Code").

     The Option B death benefit is equal to the face amount of the Policy, plus the Policy's cash value, if any. The Option B death benefit is also subject to increases required by the Code.

     The Option C death benefit (available if the insured is age 60 or younger) is equal to the face amount of the Policy plus the Policy's cash value until the insured attains age 65, at which time we will increase the Policy's face amount by the amount of the Policy's cash value and thereafter the death benefit will remain level, at the increased face amount, subject to increases required by the Code.

     CHOICE OF TAX TEST. The Internal Revenue Code requires the Policy's death benefit to be not less than an amount defined in the Code. As a result, if the cash value grows to certain levels, the death benefit increases to satisfy tax law requirements.

     When you apply for your Policy, you select which tax test will apply to the death benefit. You will choose between: (1) the guideline premium test, and
(2) the cash value accumulation test. The test you choose at issue cannot be changed.

     Under the GUIDELINE PREMIUM TEST, the amount of premium that can be paid is subject to tax law limits. Additionally, the death benefit will not be less than the cash value times the guideline premium factor. See Appendix A.

     Under the CASH VALUE ACCUMULATION TEST, the death benefit will not be less than the cash value times the net single premium factor set by the Code. Net single premium factors are based on the age, smoking status, risk class and sex of the insured at the time of the calculation. Sample net single premium factors appear in Appendix A.

     If cash value growth in the later Policy years is your main objective, the guideline premium test may be the appropriate choice because it does not require as high a death benefit as the cash value accumulation test, and therefore cost of insurance charges may be lower, once the Policy's death benefit is subject to increases required by the Code. If you select the cash value accumulation test, you can generally make a higher amount of premium payments for any given face amount, and a higher death benefit may result in the long term. If cash value growth in the early Policy years is your main objective, the cash value accumulation test may be the appropriate choice because it allows you to invest more premiums in the Policy for each dollar of death benefit.

     AGE 121. The death benefit payable under Option A or Option C on or after the insured's attained age 121 will be the greater of:

     -- 101% of the cash value on the date of death, or

     -- the face amount of the base Policy on the Policy anniversary at the insured's attained age 121.

     The death benefit payable under Option B on or after the insured's attained age 121 will be the face amount of the base Policy on the Policy anniversary at the insured's attained age 121, plus the cash value on the date of death.

     The tax consequences of keeping the Policy in force beyond the insured's attained age 121 are unclear.


DEATH PROCEEDS PAYABLE

     The death proceeds we pay are equal to the death benefit on the date of the insured's death, reduced by any outstanding loan and accrued loan interest on that date. If death occurs during the grace period, we reduce the proceeds by the amount of unpaid Monthly Deductions. (See "Lapse and Reinstatement.") We increase the death proceeds (1) by any rider benefits payable and (2) by any cost of insurance charge made for a period beyond the date of death. Riders that can have an effect on the amount of death proceeds payable are the Accelerated Death Benefit Rider, the Accidental Death Benefit Rider and the Options to Purchase Additional Insurance Coverage Rider. (See "Additional Benefits by Rider.")

     We may adjust the death proceeds if the insured's age or sex was misstated in the application, if death results from the insured's suicide within two years -(less in some states) from the Policy's date of issue, or if a rider limits the death benefit.

     SUICIDE. If the insured, while sane or insane, commits suicide within two years -(or less, if required by state law) from the date of issue, the death benefit will be limited to premiums paid, less any partial withdrawals, less any loan and loan interest outstanding on the date of death. If the insured, while sane or insane, commits suicide within two years -(or less, if required by state law) after the effective date of an increase in face amount, the death benefit for such increase may be limited to the Monthly Deductions for the increase. (Where required by state law, we determine the death benefit under this provision by using the greater of: the reserve of the insurance which is subject to the provision; and the amounts used to purchase the insurance which is subject to the provision.)


CHANGE IN DEATH BENEFIT OPTION

     After the first Policy year you may change your death benefit option, subject to our underwriting rules, by written request to our Designated Office. The change will be effective on the monthly anniversary on or following the date we approve your request. We may require proof of insurability. A change in death benefit option may have tax consequences.

     If you change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age
60), we reduce the Policy's face amount if necessary so that the death benefit is the same immediately before and after the change. A face amount reduction below $50,000 requires our consent. If we reduce the face amount, we will first reduce any prior increases in face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial face amount, and then any increase in face amount from a prior change in death benefit option, but not below the Policy minimum. A partial withdrawal of cash value may be necessary to meet Federal tax law limits on the amount of premiums that you can pay into the Policy. A Surrender Charge may apply to a Policy face amount reduction or partial withdrawal that reduces the face amount on a change from Option A (or from Option C after the insured's attained age 65) to Option B (or to Option C on or before the insured's attained age 60). (See "Surrender Charge.") In addition, if the face amount reduction occurs within 12 months after a face amount increase, we will deduct a proportionate part of the Coverage Expense Charges due with respect to the face amount increase for the remainder of the 12-month period.

     If you change from Option B (or from Option C on or before the insured's attained age 65) to Option A, we increase the Policy's face amount, if necessary, so that the death benefit is the same immediately before and after the change. This increase in face amount is not subject to the Coverage Expense Charge and will not be subject to any Surrender Charge.

INCREASE IN FACE AMOUNT

     You may increase the Policy's face amount. We require satisfactory evidence of insurability, and the insured's attained age must be 85 or less. The minimum amount of increase permitted is $5,000. The increase is effective on the monthly anniversary on or next following our approval of your request. Requests for face amount increases should be submitted to our Designated Office. An increase in face amount may have tax consequences.

     The face amount increase will have its own Target Premium, as well as its own Surrender Charge, current cost of insurance rates, Coverage Expense Charge and Right to Examine Policy and suicide and contestability periods as if it were a new Policy. (See "Surrender Charge", "Monthly Deduction from Cash Value", "Partial Withdrawal" and "Reduction in Face Amount.") When calculating the monthly cost of insurance charge, we attribute the Policy's cash value first to any remaining initial face amount (including any increase in face amount from a prior change in death benefit option), then to any face amount increases in the order in which they were issued, for purposes of determining the net amount at risk.

     We reserve the right to (i) restrict certain Policy changes, such as death benefit increases, or (ii) require the issuance of a new Policy in connection with such Policy changes if we deem it administratively necessary or prudent to do so in order to comply with applicable law, including applicable Federal income tax law.


REDUCTION IN FACE AMOUNT

     After the first Policy year, you may reduce the face amount of your Policy without receiving a distribution of any Policy cash value. If you reduce the face amount of your Policy, we deduct any Surrender Charge that applies from the Policy's cash value in proportion to the amount of the face amount reduction. If the face amount of your Policy is reduced in the first year following a face amount increase, we will also deduct a proportionate part of the Coverage Expense Charges due for the remainder of the first year following the face amount increase.

     A face amount reduction will decrease the Policy's death benefit unless we are increasing the death benefit to satisfy Federal income tax laws, in which case a face amount reduction will not decrease the death benefit unless we deduct a Surrender Charge from the cash value. A reduction in face amount in this situation may not be advisable. The amount of any face reduction must be at least $5,000, and the face amount remaining after a reduction must meet our minimum face amount requirements for issue, except with our consent.

     If you choose to reduce your Policy's face amount, unless you request otherwise, we will first decrease any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred, then any remaining initial base Policy face amount, and then any increase in face amount from a prior change in death benefit option.

     A reduction in face amount reduces the Federal tax law limits on the amount of premiums that you can pay under the Policy under the guideline premium test. In these cases, a portion of the Policy's cash value may have to be paid to you to comply with Federal tax law.

     A face amount reduction takes effect on the monthly anniversary on or next following the date we receive your request. You can contact your registered representative or the Designated Office for information on face amount reduction procedures.

     A reduction in the face amount of a Policy may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a reduction in face amount, you should consult your tax adviser regarding the tax consequences of the transaction. (See "Tax Considerations.")


                       SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER

     You may surrender the Policy for its cash surrender value at any time while the insured is living. We determine the cash surrender value as of the date when we receive the surrender request. (See "Receipt of Communications and Payments at MetLife USA's Designated Office.") The cash surrender value equals the cash value reduced by any Policy loan and accrued interest and by any applicable Surrender Charge. (See "Surrender Charge.") If you surrender the Policy in the first Policy year (or in the first year following a face amount increase), we will also deduct an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges.

     If you surrender the Policy, coverage will terminate on the monthly anniversary on or next following the date of surrender. If the insured dies on or after the surrender date, but before the termination date, we will reverse the surrender and will pay the Policy's death benefit to the beneficiary, but we will deduct from the death proceeds an amount equal to the cash surrender value paid to you.

     You may apply all or part of the surrender proceeds to a payment option. Once a Policy is surrendered, all coverage and benefits cease and cannot be reinstated. A surrender may result in adverse tax consequences. (See "Tax Considerations" below.)

     The Policies are designed to be long-term investments. As a result, you should be aware that if you surrender your Policy in the first Policy year, the Surrender Charge is likely to exceed the cash value of your Policy and you will receive no proceeds upon surrender.


PARTIAL WITHDRAWAL

     After the first Policy anniversary you may withdraw a portion of the Policy's cash surrender value. A partial withdrawal reduces the Policy's death benefit and may reduce the Policy's face amount if necessary so that the amount at risk under the Policy will not increase. A partial withdrawal may also reduce rider benefits. The minimum amount of a partial withdrawal request must be $500.

     We have the right to limit partial withdrawals to no more than 90% of the cash surrender value. In addition, a partial withdrawal will be limited by any restriction that we currently impose on withdrawals from the Fixed Account. (See "The Fixed Account.") Currently, we permit partial withdrawals equal to the lesser of 100% of the Policy's cash surrender value in the Separate Account as of the beginning of the year, or the maximum amount that can be withdrawn without causing the Policy's face amount to fall below the minimum permitted. (However, we may allow the face amount to fall below the minimum if the Policy has been in force for at least 15 years and the insured's attained age is greater than 55.) You may not make a partial withdrawal that would reduce your cash surrender value to less than the amount of two monthly deductions. We have the right to limit partial withdrawals to 12 per Policy year. Currently we do not limit the number of partial withdrawals. We reserve the right to impose a charge of $25 on each partial withdrawal.

     If a partial withdrawal reduces your Policy's face amount, the amount of the Surrender Charge that will be deducted from your cash value is an amount that is proportional to the amount of the face reduction. The amount deducted will reduce the remaining Surrender Charge payable under the Policy. No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year, measured as a percentage of each withdrawal.

EXAMPLE. The following example assumes that a Policy Owner withdraws, in the first month of the second Policy year, 20% of the cash surrender value of a Policy. The insured under the Policy is assumed to be the representative insured shown in the fee table on page A-8 of the prospectus. As shown in the fee table, the Surrender Charge for that insured is $14.00 per $1,000 of Policy face amount. The Policy is assumed to have the other characteristics shown below:


      Face Amount:.................    $           350,000
      Death Benefit Option:........     Option A -- Level
      Cash Value:..................    $            12,000
      Surrender Charge:............    $            -4,900     ($14.00 x $350,000/1,000)
                                       -------------------
      Cash Surrender Value:........    $             7,100
                                                      x 20%
                                       -------------------
      Withdrawal Amount:...........    $             1,420

     The first 10% of cash surrender value, or $710, can be withdrawn free of Surrender Charge. The remaining $710 withdrawn is subject to a portion of the Policy's Surrender Charge -- based on the ratio that such excess withdrawal amount bears to the Policy's face amount less the Surrender Charge, as shown in the formula below:


                         Withdrawal Amount in
                         Excess of Free Withdrawal
                         ----------------------------------
  Surrender Charge   x                                      =   Surrender Charge On Withdrawal
                         Face Amount less Surrender Charge
                         $710
                         ----
  $4,900             x                                      =   $10
                                 $350,000 - $4,900

     Because the Policy has a level death benefit, the withdrawal will cause a dollar for dollar reduction in the Policy's face amount, so that the cash value and the face amount will both be reduced by the $1,420 withdrawal and by the $10 Surrender Charge.

The effect of the withdrawal on the Policy would be as follows:


      Face Amount before Withdrawal................   $350,000
       Withdrawal..................................   - 1,420
       Surrender Charge on Withdrawal..............   - 10
                                                      ----------
      Face Amount after Withdrawal.................   $348,570
      Surrender Charge before Withdrawal...........   $  4,900
       Surrender Charge on Withdrawal..............   - 10
                                                      ----------
      Surrender Charge after Withdrawal............   $  4,890
      Cash Value before Withdrawal.................   $ 12,000
       Withdrawal..................................   - 1,420
       Surrender Charge on Withdrawal..............   - 10
                                                      ----------
      Cash Value after Withdrawal..................   $ 10,570
      Surrender Charge after Withdrawal............   - 4,890
                                                      ----------
      Cash Surrender Value after Withdrawal........   $  5,680

     Any face amount reduction resulting from a partial withdrawal will reduce the face amount in the following order: any prior increases in base Policy face amount that you applied for, in the reverse order in which the increases occurred; any remaining initial face amount; and then any face amount increases resulting from a change in death benefit option, down to the required minimum.

     A partial withdrawal reduces the cash value in the Investment Divisions of the Separate Account and the Fixed Account in the same proportion that the cash value in each bears to the Policy's total unloaned cash value. We determine the amount of cash surrender value paid upon a partial withdrawal as of the date when we receive a request. You can contact your registered representative or our Designated Office for information on partial withdrawal procedures. (See "Receipt of Communications and Payments at MetLife USA's Designated Office.")

     A reduction in the death benefit as a result of a partial withdrawal may create a modified endowment contract or have other adverse tax consequences. If you are contemplating a partial withdrawal, you should consult your tax adviser regarding the tax consequences. (See "Tax Considerations.")


                                   TRANSFERS

TRANSFER OPTION

     You may transfer your Policy's cash value between and among the Investment Divisions and the Fixed Account. In states where we refund your premium if you exercise the Right to Examine Policy provision, your right to transfer begins 20 days after we apply your initial premium to the Policy. We reserve the right to limit transfers to four per Policy year and to impose a charge of $25 per transfer. Currently we do not limit the number of transfers per Policy year or impose a charge on transfers.

We treat all transfer requests made at the same time as a single request. The transfer is effective as of the date when we receive the transfer request, if the request is received before the close of regular trading on the New York Stock Exchange. Transfer requests received after that time, or on a day that the New York Stock Exchange is not open, will be effective on the next day that the New York Stock Exchange is open. (See "Receipt of Communications and Payments at MetLife USA's Designated Office.") For special rules regarding transfers involving the Fixed Account, see "The Fixed Account".

     RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Policy Owners to transfer cash value may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (i.e., the Baillie Gifford International Stock Portfolio, Loomis Sayles Global Markets Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, MSCI EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Van Eck Global Natural Resources Portfolio, Clarion Global Real Estate Portfolio, JPMorgan Small Cap Value Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, Met/Templeton International Bond Portfolio, MFS Emerging Markets Equity Portfolio, MFS Research International Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Portfolios, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any Portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

     As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

     Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolio and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Portfolio.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Portfolio may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner). You should read the Portfolio prospectuses for more details.

     RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either
(i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

     In addition to the foregoing, your right to make transfers is subject to limitations or modifications by us if we determine, in our sole opinion, that the exercise of the right by one or more owners with interests in the Investment Divisions is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that we consider to be to the disadvantage of other owners. A limitation or modification could be applied to transfers to and from one or more of the Investment Divisions and could include, but is not limited to: (1) the requirement of a minimum time period between each transfer; (2) not accepting a transfer request from a third party acting under authorization on behalf of more than one owner; (3) limiting the dollar amount that may be transferred by an owner between Investment Divisions at any one time; or (4) requiring that a transfer request be provided in writing and signed by the owner.

                        AUTOMATED INVESTMENT STRATEGIES

     You can choose one of five automated investment strategies. You can change or cancel your choice at any time.

     EQUITY GENERATORSM. The Equity Generator allows you to transfer the interest earned in the Fixed Account to any one of the Investment Divisions on each monthly anniversary. The interest earned in the month must be at least $20 in order for the transfer to take place. If less than $20 is earned, no transfer will occur, and the interest not transferred cannot be counted towards the next month's minimum.

     ALLOCATORSM. The Allocator allows you to systematically transfer cash value from the Fixed Account or any one Investment Division (the "source fund") to any number of Investment Divisions. The transfers will take place on each monthly anniversary. You can choose to transfer a specified dollar amount (1) for a specified number of months, or (2) until the source fund is depleted. In either case, you must select a dollar amount that would allow transfers to continue for at least three months.

     ENHANCED DOLLAR COST AVERAGER. With the Enhanced Dollar Cost Averager, cash value is transferred from the EDCA fixed account to the Investment Divisions monthly. You elect the EDCA at issue and select the total dollar amount of cash value to be transferred. The cash value earmarked for the strategy is held in the EDCA fixed account where it may be credited with a rate of interest that is higher than the Fixed Account's current crediting rate. The amount transferred each month to the Investment Divisions equals the total amount earmarked for the strategy divided by 12.

     REBALANCERSM. The Rebalancer allows your Policy's cash value to be automatically redistributed on a quarterly basis among the Investment Divisions and the Fixed Account in accordance with the allocation percentages you have selected.

     INDEX SELECTORSM. The Index Selector allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, we allocate 100% of your cash value among the five Investment Divisions that invest in the five index Portfolios available under the Policy (the Barclays Aggregate Bond Index, MSCI EAFE Index, MetLife Stock Index, MetLife Mid Cap Stock Index and Russell 2000 Index Portfolios) and the Fixed Account. On a quarterly basis, we will redistribute your cash value among these Investment Divisions and the Fixed Account in order to return your cash value to the original allocation percentages. If you change your allocation of net premiums the Index Selector strategy, including the rebalancing feature, will be terminated.

     We will continue to implement the Index Selector strategy using the percentage allocations of the model that was in effect when you elected the Index Selector strategy. You should consider whether it is appropriate for you to continue using this strategy over time if your risk tolerance, time horizon or financial situation changes. The asset allocation models used in Index Selector may change from time to time. If you are interested in an updated model, please contact your registered representative.

     You may not elect Index Selector unless you purchase the Policy through a registered representative of one of our affiliated broker-dealers MetLife Securities, Inc. and New England Securities Corporation. However, ask your registered representative how you might design a similar investment strategy using Rebalancer.

     These automated investment strategies allow you to take advantage of investment fluctuations, but none assures a profit nor protects against a loss. Because certain strategies involve continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue purchases through periods of fluctuating price levels.

     We reserve the right to modify or terminate any of the automated investment strategies for any reason, including, without limitation, a change in regulatory requirements applicable to such programs. For more information about the automated investment strategies, please contact your registered representative.


                                     LOANS


     You may borrow from your Policy at any time. The maximum amount you may borrow, calculated as of the date of the loan, is:


     -- the Policy's cash value, less

     -- any Policy loan balance, less

     -- loan interest due to the next Policy anniversary, less

     -- the most recent Monthly Deduction times the number of months to the next Policy anniversary, less

     -- any Surrender Charge, plus

     -- interest credited on the cash value at the guaranteed interest rate to the next Policy anniversary.

     The minimum loan amount is $500 -(less in some states). We make the loan as of the date when we receive a loan request. (See "Receipt of Communications and Payments at MetLife USA's Designated Office.") You may increase your risk of lapse if you take a loan. You should contact our Designated Office or your registered representative for information on loan procedures.

     A Policy loan reduces the Policy's cash value in the Investment Divisions by the amount of the loan. A loan repayment increases the cash value in the Investment Divisions by the amount of the repayment. We attribute Policy loans to the Investment Divisions and the Fixed Account in proportion to the cash value in each. We transfer cash value equal to the amount of the loan from the Investment Divisions and the Fixed Account to the Loan Account (which is part of our general account).

     You may repay all or part of your loan at any time while the insured is still alive. When you make a loan repayment, we transfer an amount of cash value equal to the repayment from the Loan Account to the Divisions of the Separate Account and to the Fixed Account in proportion to the cash value in each. (See "Receipt of Communications and Payments at MetLife USA's Designated Office.")

     We guarantee that the interest rate charged on Policy loans will not be more than 4.0% per year in Policy years 1-10 and 3.0% per year thereafter.

     Policy loan interest is due and payable annually on each Policy anniversary. If not paid when due, we add the interest accrued to the loan amount, and we transfer an amount of cash value equal to the unpaid interest from the Investment Divisions and the Fixed Account to the Loan Account in the same manner as a new loan.

     Cash value in the Loan Account earns interest at not less than 3.0% per year and is transferred on each Policy anniversary to the Investment Divisions and to the Fixed Account in proportion to the cash value in each. The interest credited will also be transferred: (1) when you take a new loan; (2) when you make a full or partial loan repayment; and (3) when the Policy enters the grace period.

     The amount taken from the Policy's Investment Divisions as a result of a loan does not participate in the investment experience of the Investment Divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if repaid. In addition, we reduce any proceeds payable under a Policy by the amount of any outstanding loan plus accrued interest.

     If a Policy loan is outstanding, it may be better to repay the loan than to pay a premium, because the payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Deductions from Premiums.") If you want us to treat a payment as a loan repayment, it should be clearly marked as such.

     A loan that is taken from, or secured by, a Policy may have tax consequences. Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a modified endowment contract should generally not be treated as a taxable distribution. Nevertheless, the tax consequences associated with loans outstanding after the tenth Policy year are uncertain. A tax adviser should be consulted when considering a loan.


                            LAPSE AND REINSTATEMENT

LAPSE

     In general, in any month that your Policy's cash surrender value is not large enough to cover a Monthly Deduction, your Policy will be in default, and may lapse. However, you can prevent your Policy from lapsing, regardless of the amount of your cash surrender value, if the premiums you pay are sufficient to keep the Guaranteed Minimum Death Benefit ("GMDB") in effect. (In Maryland, the GMDB is known as the Guaranteed Coverage Benefit.)

     The base Policy offers, at no additional charge, a five-year GMDB, a 20-year GMDB and a GMDB that lasts until the insured's age 65. For an additional charge, you can add a Policy rider at issue that provides a GMDB to age 85 or a GMDB to age 121. All Policies are issued with a GMDB, which guarantees that the Policy will remain in force for at least five years if the required Guaranteed Minimum Death Benefit Monthly Premiums ("GMDB Monthly Premiums") are paid when due. The five-year GMDB Monthly Premium is set forth in your Policy. It is the minimum initial periodic premium you can pay into the Policy. Policies will be issued with the 20-year GMDB or the GMDB to age 65 to eligible Policy Owners who elect either of these GMDBs at issue.

     The GMDB Monthly Premium varies depending on the guarantee period, the insured's age, sex (except for unisex policies), smoking status and risk class, the Policy's face amount and the death benefit option chosen. The GMDB Monthly Premium may change in the event that any of the following events occur: an increase or decrease in the base Policy face amount; adding, deleting or changing a rider; a change in death benefit option or the insured's risk class; or a misstatement of the insured's age or sex in the Policy application.

     On each monthly anniversary we test the Policy to determine if the cumulative premiums you have paid, less any partial withdrawals or outstanding loans you have taken, equal or exceed the sum of the GMDB Monthly Premiums due to date for the GMDB you selected. If you meet this test, the GMDB you selected will be in effect. However, even if you have not elected the 20-year GMDB or the GMDB to age 65, if the amount of premiums you pay into the Policy for each Policy month since the Policy Date is sufficient to meet the requirements of the 20-year GMDB or the GMDB to age 65, in your third annual statement we will notify you that the applicable GMDB is in effect. Conversely, if you have elected the 20-year GMDB or the GMDB to age 65 and your premium payments are insufficient to satisfy the GMDB Monthly Premium requirements, we will notify you that your GMDB will be reduced to the five-year GMDB, the GMDB to age 65, or the 20-year GMDB, as applicable, unless you pay sufficient premiums within 62 days to meet the requirements of the GMDB you originally selected. If, during the first five Policy years, you fail to pay sufficient premiums to keep the five-year GMDB in effect, we will notify you that the GMDB will terminate within 62 days if you fail to pay the required Monthly Premiums. If the guarantee provided by the GMDB terminates, the Policy will continue in force for as long as there is cash surrender value sufficient to pay the Monthly Deduction. If the GMDB terminates, you may reinstate it within nine months provided the Policy remains in force. In order to reinstate the GMDB, you must pay sufficient premiums to satisfy the cumulative premium requirement for the applicable GMDB (five-year, 20-year or to age 65) at the time of reinstatement.

     If the GMDB is in effect and the Policy's cash surrender value is insufficient to cover the Monthly Deduction, the Policy will not lapse. We will take the Monthly Deduction from the Policy's cash value until the cash value has been reduced to zero. At that point, future Monthly Deductions will be waived for as long as the GMDB is in effect.

     If the GMDB is not in effect and the cash surrender value is insufficient to pay the Monthly Deduction, the Policy will enter a 62-day grace period during which you will have an opportunity to pay a premium sufficient to keep the Policy in force. The minimum amount you must pay is the lesser of three Monthly Deductions or, if applicable, the amount necessary to reinstate the GMDB. We will tell you the amount due. If you fail to pay this amount before the end of the grace period, the Policy will terminate.

     Your Policy may also lapse if Policy loans plus accrued interest exceed the Policy's cash value less the Surrender Charge. Your Policy may be protected against lapse in these circumstances if it has been in force for 15 years, the insured has attained age 75, and the other requirements for coverage under the Overloan Protection Rider are met. If your Policy is not so protected, we will notify you that the Policy is going to terminate. The Policy terminates without value unless you make a sufficient payment within the later of 62 days from the monthly anniversary immediately before the date when the excess loan occurs or 31 days after we mail the notice. If the Policy lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" below.)

     Some states may require a different grace period than that described above. Please read the grace period provision of your Policy for details.


REINSTATEMENT

     If your Policy has lapsed, -in most states you may reinstate it within three years after the date of lapse if the insured has not attained age 121. If more than three years have passed, you need our consent to reinstate. Reinstatement in all cases requires payment of certain charges described in the Policy and usually requires evidence of insurability that is satisfactory to us. If the Policy lapses and is reinstated during the first five Policy years, only the five-year GMDB will be reinstated. If the Policy lapses after the first five Policy years, the GMDB will terminate and cannot be reinstated. Under no circumstances can the GMDB provided by Policy rider be reinstated following a Policy lapse.

     If we deducted a Surrender Charge on lapse, we credit it back to the Policy's cash value on reinstatement. The Surrender Charge on the date of reinstatement is the same as it was on the date of lapse. When we determine the Surrender Charge and other charges except cost of insurance and the Policy loan interest rate, we do not count the amount of time that a Policy was lapsed.


                          ADDITIONAL BENEFITS BY RIDER

     You can add additional benefits to the Policy by rider, subject to our underwriting and issuance standards. These additional benefits usually require an additional charge as part of the Monthly Deduction from cash value. The rider benefits available with the Policy provide fixed benefits that do not vary with the investment experience of the Separate Account.

     There is no limit on the number of riders you can elect to add to your Policy at issue. However, you may not elect both the Waiver of Monthly Deduction Rider and the Waiver of Specified Premium Rider.

     The following riders, some of which have been described previously, are available:

     CHILDREN'S TERM INSURANCE RIDER, which provides term insurance on the lives of children of the insured.

     WAIVER OF MONTHLY DEDUCTION RIDER, which provides for waiver of Monthly Deductions in the event of the disability of the insured.

     WAIVER OF SPECIFIED PREMIUM RIDER, which provides for waiver of a specified amount of monthly premium in the event of the disability of the insured.

     OPTIONS TO PURCHASE ADDITIONAL INSURANCE COVERAGE RIDER, which allows the Owner to purchase additional coverage on the insured without providing evidence of insurability.

     ACCELERATION OF DEATH BENEFIT RIDER, which allows a Policy Owner to accelerate payment of all or part of the Policy's death benefit if the insured is terminally ill. In calculating the Accelerated Death Benefit, we assume that death occurs one year from the date of claim and we discount the future death benefit using an interest rate not to exceed the greater of (1) the current yield on 90-day Treasury bills, and (2) the maximum policy loan interest rate under the Policy. The Policy Owner must accelerate at least $20,000, but not more than the greater of $250,000 or 10% of the death benefit. As an example, if a Policy Owner accelerated the death benefit of a Policy with a face amount of $1,000,000, the maximum amount that could be accelerated would be $250,000. Assuming an interest rate of 6%, the present value of the benefit would be $235,849. If we exercised our reserved right to impose a $150 processing fee, the benefit payable would be $235,849 less $150, or $235,699. (Not currently available in Pennsylvania.)

     GUARANTEED SURVIVOR INCOME BENEFIT RIDER, which provides the beneficiary with the option of exchanging the Policy's death benefit for enhanced monthly income payments for life.

     ACCIDENTAL DEATH BENEFIT RIDER, which provides for the payment of an additional death benefit in the event of the insured's death by accident.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER, which provides for a guaranteed death benefit until the insured's age 85 or the insured's age 121. ("Guaranteed Coverage Rider" in Maryland.)

     OVERLOAN PROTECTION RIDER, which provides protection from Policy lapse due to an excess Policy loan.

     Not all riders may be available to you and riders in addition to those listed above may be made available. You should consult your registered representative regarding the availability of riders.

                               THE FIXED ACCOUNT

     You may allocate net premiums and transfer cash value to the Fixed Account, which is part of MetLife USA's general account. Because of exemptive and exclusionary provisions in the Federal securities laws, interests in the Fixed Account are not registered under the Securities Act of 1933. Neither the Fixed Account nor the general account is registered as an investment company under the Investment Company Act of 1940. Therefore, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and the SEC does not review Fixed Account disclosure. This disclosure may, however, be subject to certain provisions of the Federal securities laws on the accuracy and completeness of prospectuses.


GENERAL DESCRIPTION

     Our general account includes all of our assets except assets in the Separate Account or in our other separate accounts. We decide how to invest our general account assets. Fixed Account allocations do not share in the actual investment experience of the general account. Instead, we guarantee that the Fixed Account will credit interest at an annual effective rate of at least 3%. We may or may not credit interest at a higher rate. We declare the current interest rate for the Fixed Account periodically. The Fixed Account earns interest daily.


VALUES AND BENEFITS

     Cash value in the Fixed Account increases from net premiums allocated and transfers to the Fixed Account and Fixed Account interest, and decreases from loans, partial withdrawals made from the Fixed Account, charges and transfers from the Fixed Account. We deduct charges from the Fixed Account and the Policy's Investment Divisions in proportion to the amount of cash value in each. (See "Monthly Deduction from Cash Value.") A Policy's total cash value includes cash value in the Separate Account, the Fixed Account, and any cash value held in the Loan Account due to a Policy loan.

     Cash value in the Fixed Account is included in the calculation of the Policy's death benefit in the same manner as the cash value in the Separate Account. (See "Death Benefits.")


POLICY TRANSACTIONS

     Except as described below, the Fixed Account has the same rights and limitations regarding premium allocations, transfers, loans, surrenders and partial withdrawals as the Separate Account. The following special rules apply to the Fixed Account.

     Twenty days after we apply the initial premium to the Policy -(less in some states) you may transfer cash value from the Fixed Account to the Separate Account. The amount of any transfer must be at least $50, unless the balance remaining would be less than $50, in which case you may withdraw or transfer the entire Fixed Account cash value. After the first Policy year you may withdraw cash value from the Fixed Account. The amount of any partial withdrawal, net of applicable Surrender Charges, must be at least $500. No amount may be withdrawn from the Fixed Account that would result in there being insufficient cash value to meet any Surrender Charges that would be payable immediately following the withdrawal upon the surrender of the remaining cash value in the Policy. We reserve the right to only allow transfers and withdrawals from the Fixed Account during the 30-day period that follows the Policy anniversary. The total amount of transfers and withdrawals in a Policy year may not exceed the greater of (a) 25% of the Policy's cash surrender value in the Fixed Account at the beginning of the Policy year, (b) the previous Policy year's maximum allowable withdrawal amount, and (c) 100% of the cash surrender value in the Fixed Account if withdrawing the greater of (a) and (b) would result in a Fixed Account balance of $50 or less. We are not currently imposing the maximum limit on transfers and withdrawals from the Fixed Account, but we reserve the right to do so.

     There is currently no transaction charge for partial withdrawals or transfers. We reserve the right to limit partial withdrawals to 12 and transfers to four in a Policy year and to impose a charge of $25 for each partial withdrawal or transfer. We may revoke or modify the privilege of transferring amounts to the Fixed Account at any time. We may also modify the privilege of transferring amounts from the Fixed Account at any time. Partial withdrawals will result in the imposition of any applicable Surrender Charges.

     Unless you request otherwise, a Policy loan reduces the Policy's cash value in the Investment Divisions and the Fixed Account proportionately. We allocate all loan repayments in the same proportion that the cash value in each Investment

Division and the Fixed Account bears to the Policy's total unloaned cash value. The amount transferred from the Policy's Investment Divisions and the Fixed Account as a result of a loan earns interest at an effective rate of at least 3% per year, which we credit to the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the Policy's cash value in each on the day it is credited.

     We take partial withdrawals from the Policy's Investment Divisions and the Fixed Account in the same proportion that the cash value in each account bears to the Policy's total unloaned cash value.

     We can delay transfers, surrenders, withdrawals and Policy loans from the Fixed Account for up to six months -(to the extent allowed by state insurance law). We will not delay loans to pay premiums on policies issued by us.


                                    CHARGES

     We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

   o the death benefit, cash, and loan benefits under the Policy

   o investment options, including premium allocations

   o administration of elective options

   o the distribution of reports to Policy Owners

Costs and expenses we incur:

   o costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)

   o overhead and other expenses for providing services and benefits

   o sales and marketing expenses

   o other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

Risks we assume:

   o that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the insureds die sooner than we estimate

   o that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Surrender Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the cost of insurance charge, to help cover those expenses. We may profit from certain Policy charges.


DEDUCTIONS FROM PREMIUMS

     Prior to the allocation of a premium, we deduct a percentage of your premium payment. We credit the remaining amount (the net premium) to your cash value according to your allocation instructions. The deductions we make from each premium payment are the sales charge, the premium tax charge, and the federal tax charge.

     SALES CHARGE. We deduct a 2.25% sales charge from each premium payment.

     Currently, the sales charge is only deducted from premium payments that are less than or equal to the Target Premium.

     PREMIUM TAX CHARGE. We deduct 2.0% from each premium for premium taxes and administrative expenses. Premium taxes vary from state to state, but we deduct a flat 2.0%, which is based on an average of such taxes. Administrative expenses covered by this charge include those related to premium tax and certain other state filings.

     FEDERAL TAX CHARGE. We deduct 1.25% from each premium for our Federal income tax liability related to premiums.
--------------------------------------------------------------------------------
     EXAMPLE: The following chart shows the net amount that we would allocate to the Policy assuming a premium payment of $4,000 (and a Target Premium of $2,000).



               NET
 PREMIUM     PREMIUM
---------   ---------
  $4,000     $4,000
               -175     (2.25% x $2,000) + (3.25% x $4,000) = total sales, premium tax and Federal tax charges
             ------
             $3,825     Net Premium


--------------------------------------------------------------------------------

SURRENDER CHARGE


     If, during the first ten Policy years, or during the first ten Policy years following a face amount increase, you surrender or lapse your Policy, reduce the face amount, or make a partial withdrawal or change in death benefit option that reduces the face amount, then we will deduct a Surrender Charge from the cash value. The maximum Surrender Charge is shown in your Policy. The Surrender Charge period is 11 years for policies issued in Florida.

     No Surrender Charge will apply on up to 10% of the cash surrender value withdrawn each year.

     The Surrender Charge depends on the face amount of your Policy and the issue age, sex (except for unisex policies), risk class and smoker status of the insured. The Surrender Charge remains level for an initial period following Policy issue (or following an increase in face amount), and then declines proportionately, on a monthly basis, until the last month of the tenth Policy year (or the tenth year following the face amount increase). The initial period during which the Surrender Charge remains level before it begins to decline will be at least one year, but no more than three years, and will be specified in your Policy.


     The table below shows the maximum Surrender Charge that could apply under any Policy -(except Policies issued in Florida) during the first Policy year (or the first year following a face amount increase) and in the last month of each Policy year thereafter. If your Policy is subject to the maximum Surrender Charge shown in the table for Policy Year 1, your Surrender Charge will begin to decline in the second Policy year (or the second year following the face amount increase), so that it will not exceed, in the last month of the second Policy year, the amount shown in the table for Policy Year 2. If your Policy is not subject to the maximum Surrender Charge in the first Policy year, then your Surrender Charge will remain level beyond the first Policy year (or the first year following a face amount increase), but in no event for more than three years.



                                     FOR POLICIES WHICH        THE MAXIMUM
                                      ARE SURRENDERED,       SURRENDER CHARGE
                                          LAPSED OR         PER $1,000 OF BASE
                                       REDUCED DURING       POLICY FACE AMOUNT
                                    --------------------   -------------------
      Entire Policy Year                      1                   $38.25
      Last Month of Policy Year               2                    35.81
                                              3                    32.56
                                              4                    31.74
                                              5                    29.84
                                              6                    27.13
                                              7                    24.42
                                              8                    18.99
                                              9                     9.50
                                             10                     0.00

     The table below shows the maximum Surrender Charge that applies for Policies issued in Florida.


                                     FOR POLICIES WHICH        THE MAXIMUM
                                      ARE SURRENDERED,       SURRENDER CHARGE
                                          LAPSED OR         PER $1,000 OF BASE
                                       REDUCED DURING       POLICY FACE AMOUNT
                                    --------------------   -------------------
      Entire Policy Year                      1                   $38.25
      Last Month of Policy Year               2                    35.81
                                              3                    32.56
                                              4                    31.74
                                              5                    29.84
                                              6                    27.13
                                              7                    24.42
                                              8                    18.99
                                              9                    11.87
                                             10                     5.93
                                             11                     0.00

     In the case of a face amount reduction or a partial withdrawal or change in death benefit option that results in a face amount reduction, we deduct any Surrender Charge that applies from the Policy's remaining cash value in an amount that is proportional to the amount of the Policy's face amount surrendered. (See "Reduction in Face Amount," "Partial Withdrawal" and "Change in Death Benefit Option.")

     If you surrender the Policy (or a face amount increase) in the first Policy year (or in the first year following the face amount increase) we will deduct from the surrender proceeds an amount equal to the remaining first year Coverage Expense Charges. We reserve the right to also deduct an amount equal to the remaining first year Policy Charges. If you reduce the face amount of your Policy in the first year following a face amount increase, we will deduct from your cash value a proportionate amount of the remaining first year Coverage Expense Charges, based on the ratio of the face amount reduction to the Policy's original face amount.

     The Surrender Charge reduces the Policy's cash value in the Investment Divisions and the Fixed Account in proportion to the amount of the Policy's cash value in each. However, if you designate the accounts from which a partial withdrawal is to be taken, the charge will be deducted proportionately from the cash value of the designated accounts.


PARTIAL WITHDRAWAL CHARGE

     We reserve the right to impose a $25 processing charge on each partial withdrawal. If imposed, this charge would compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal. We are currently waiving this charge.


TRANSFER CHARGE

     We reserve the right to impose a $25 processing charge on each transfer between Investment Divisions or between an Investment Division and the Fixed Account to compensate us for the costs of processing these transfers. If imposed, transfers under one of our Automated Investment Strategies would not count as transfers for the purpose of assessing this charge. We are currently waiving this charge.


ILLUSTRATION OF BENEFITS CHARGE

     We reserve the right to impose a $25 charge for each illustration of Policy benefits that you request in excess of one per year. If imposed, this charge would compensate us for the cost of preparing and delivering the illustration to you. We are currently waiving this charge.


MONTHLY DEDUCTION FROM CASH VALUE

     On the first day of each Policy month, starting with the Policy Date, we deduct the "Monthly Deduction" from your cash value.

     -- If your Policy is protected against lapse by a Guaranteed Minimum Death
        Benefit, we make the Monthly Deduction each month regardless of the amount of your cash surrender value. If your cash surrender value is insufficient to pay the Monthly Deduction in any month, your Policy will not lapse, but the shortfall will, in effect, cause your cash surrender value to have a negative balance. (See "Lapse and Reinstatement.")

     -- If a Guaranteed Minimum Death Benefit is not in effect, and the cash surrender value is not large enough to cover the entire Monthly Deduction, we will make the deduction to the extent cash value is available, but the Policy will be in default, and it may lapse. (See "Lapse and Reinstatement.")

     There is no Monthly Deduction on or after the Policy anniversary when the insured attains age 121.

     The Monthly Deduction reduces the cash value in each Investment Division and in the Fixed Account (and, if applicable, in the EDCA account) in proportion to the cash value in each. However, you may request that we charge the Monthly Deduction to a specific Investment Division or to the Fixed Account. If, in any month, the designated account has insufficient cash value to cover the Monthly Deduction, we will first reduce the designated account cash value to zero and then charge the remaining Monthly Deduction to all Investment Divisions and, if applicable, the Fixed Account, in proportion to the cash value in each.

     The Monthly Deduction includes the following charges:

     POLICY CHARGE. The Policy Charge is equal to $15.00 per month in the first Policy year and $8.00 per month thereafter. The Policy Charge is $12 per month in the first Policy year and $9 per month thereafter for Policies issued with face amounts of less than $50,000. No Policy Charge applies to Policies issued with face amounts equal to or greater than $250,000. The Policy Charge compensates us for administrative costs such as record keeping, processing death benefit claims and policy changes, preparing and mailing reports, and overhead costs.

     COVERAGE EXPENSE CHARGE. We impose a monthly charge for the costs of underwriting, issuing (including sales commissions), and administering the Policy or the face amount increase. The monthly charge is imposed on the base Policy face amount and varies by the base Policy's face amount and duration, and by the insured's issue age, smoking status, risk class (at the time the Policy or a face amount increase is issued), and, except for unisex Policies, the insured's sex. Currently, we only impose the Coverage Expense Charge during the first eight Policy years, and during the first eight years following a requested face amount increase.

     MONTHLY CHARGES FOR THE COST OF INSURANCE. This charge covers the cost of providing insurance protection under your Policy. The cost of insurance charge for a Policy month is equal to the "amount at risk" under the Policy, multiplied by the cost of insurance rate for that Policy month. We determine the amount at risk on the first day of the Policy month. The amount at risk is the amount by which the death benefit (generally discounted at the monthly equivalent of 3% per year) exceeds the Policy's cash value. The amount at risk is affected by investment performance, loans, premium payments, fees and charges, partial withdrawals and face amount reductions.

     The guaranteed cost of insurance rates for a Policy depend on the insured's

     -- smoking status

     -- risk class

     -- attained age

     -- sex (if the Policy is sex-based).

     The current cost of insurance rates will depend on the above factors, plus

     -- the insured's age at issue (and at the time of any face amount increase)

     -- the Policy year (and the year of any face amount increase)

     -- the Policy's face amount.

     We guarantee that the rates for underwritten Policies will not be higher than rates based on

     -- the 2001 Commissioners Standard Ordinary Mortality Tables (the "2001
        CSO Tables") with smoker/ nonsmoker modifications, for Policies issued on non-juvenile insureds (age 18 and above at issue), adjusted for substandard ratings or flat extras, if applicable

     -- the 2001 CSO Aggregate Tables (Nonsmoker Tables for attained age 16 and older), for Policies issued on juvenile insureds (below age 18 at issue).

     The actual rates we use may be lower than the maximum rates, depending on our expectations about our future mortality and expense experience, lapse rates, taxes and investment earnings. We review the adequacy of our cost of insurance rates and other non-guaranteed charges periodically and may adjust them. Any change will apply prospectively.

     The risk classes we use are

     -- for Policies issued on non-juvenile insureds: preferred smoker, standard smoker, rated smoker, elite nonsmoker, preferred nonsmoker, standard nonsmoker, and rated nonsmoker.

     -- for Policies issued on juvenile insureds: standard and rated (with our consent).

     Rated Policies have higher cost of insurance deductions. We base the guaranteed maximum mortality charges for substandard ratings on multiples of the 2001 CSO Tables.

     The following standard or better smoker and non-smoker classes are available for underwritten Policies:

     -- elite nonsmoker for Policies with face amounts of $250,000 or more where the issue age is 18 through 80;

     -- preferred smoker and preferred nonsmoker for Policies with face amounts of $100,000 or more where the issue age is 18 through 80;

     -- standard smoker and standard nonsmoker for Policies with face amounts of $50,000 or more ($25,000 for pension plans) where the issue age is 18 through 85.

     The elite nonsmoker class generally offers the best current cost of insurance rates, and the preferred classes generally offer better current cost of insurance rates than the standard classes.

     Cost of insurance rates are generally lower for nonsmokers than for smokers and generally lower for females than for males. Within a given risk class, cost of insurance rates are generally lower for insureds with lower issue ages. Where required by state law, and for Policies sold in connection with some employee benefit plans, cost of insurance rates (and Policy values and benefits) do not vary based on the sex of the insured.

     We may offer Policies on a guaranteed issue basis to certain group or sponsored arrangements. We issue these Policies up to predetermined face amount limits. Because we issue these Policies based on minimal underwriting information, they may present a greater mortality cost to us than Policies issued in a standard class. Therefore, these Policies will be issued with a risk class of standard smoker or standard nonsmoker, but will be subject to an additional flat extra charge. However, the overall cost of insurance deduction for a Policy issued on a guaranteed issue basis will not exceed the maximum cost of insurance deduction imposed under fully underwritten Policies.

     CHARGES FOR ADDITIONAL BENEFITS. We charge monthly for the cost of any additional rider benefits (other than for the Acceleration of Death Benefit and the Overloan Protection Riders, for which we deduct a one-time fee at the time of exercise) as described in the rider form.

     MORTALITY AND EXPENSE RISK CHARGE. We impose a monthly charge for our mortality and expense risks.

     The mortality risk we assume is that insureds may live for shorter periods of time than we estimated. The expense risk is that our costs of issuing and administering the Policies may be more than we estimated. The charge is imposed on the cash value in the Separate Account, but the rate we charge is determined by the cash value in the Separate Account and the Fixed Account. The rate is determined on each monthly anniversary and varies based on the Policy year and the Policy's net cash value in relation to the Policy's Target Premium. As shown in the table below, the rate declines as the Policy's net cash value and the Policy years increase. The charge is guaranteed not to exceed 0.80% in Policy years 1-10, 0.35% in Policy years 11-19, 0.20% in Policy years 20-29 and 0.05% thereafter.


                                                  CHARGE APPLIED
                                                 TO CASH VALUE IN
 POLICY YEAR            NET CASH VALUE           SEPARATE ACCOUNT
-------------   -----------------------------   -----------------
                    < 5 target premiums         0.60%
                 5 but < 10 target premiums     0.55%
    1 - 10      10 but < 20 target premiums     0.30%
                 20 target premiums or more     0.15%
----            -----------------------------   ----
                    < 5 target premiums         0.35%
                 5 but < 10 target premiums     0.30%
   11 - 19      10 but < 20 target premiums     0.15%
                 20 target premiums or more     0.10%
----            -----------------------------   ----
                    < 5 target premiums         0.20%
                 5 but < 10 target premiums     0.15%
   20 - 29      10 but < 20 target premiums     0.10%
                 20 target premiums or more     0.05%
----            -----------------------------   ----
     30+                                        0.05%

LOAN INTEREST SPREAD

     We charge you interest on a loan at a maximum effective rate of 4.0% per year in Policy years 1-10 and 3.0% per year thereafter, compounded daily. We also credit interest on the amount we take from the Policy's accounts as a result of the loan at a minimum annual effective rate of 3% per year, compounded daily. As a result, the loan interest spread will never be more than 1.00%.


CHARGES AGAINST THE PORTFOLIOS AND THE INVESTMENT DIVISIONS OF THE SEPARATE
   ACCOUNT

     CHARGES FOR INCOME TAXES. We currently do not charge the Separate Account for income taxes, but in the future we may make such a charge, if appropriate. We have the right to make a charge for any taxes imposed on the Policies in the future. (See "MetLife USA's Income Taxes".)

     PORTFOLIO EXPENSES. There are daily charges against the Portfolio assets for investment advisory services and fund operating expenses. These are described in the Fee Table as well as in the Portfolio prospectuses.


                               TAX CONSIDERATIONS

INTRODUCTION


     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.



TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard basis, there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

     In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements. If Portfolio shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, there could be adverse consequences under the diversification rules.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.


TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.

     In the case of employer-owned life insurance as defined in Section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director, or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a modified endowment contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the

Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules:

       (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

       (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.


       (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary. The foregoing exceptions generally do not apply to a Policy Owner which is a non-natural person, such as a corporation.


     If a Policy becomes a modified endowment contract, distributions will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Policy Owner's investment in the Policy, and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.


     Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All modified endowment contracts that are issued by MetLife USA (or its affiliates) to the same Policy Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.


     ACCELERATION OF DEATH BENEFIT RIDER. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


     OVERLOAN PROTECTION RIDER. If you are contemplating the purchase of the Policy with the Overloan Protection Rider, you should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts. It is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider causes the Policy to be converted into a fixed Policy. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

     The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER POLICY OWNER TAX MATTERS. The application of certain tax rules after age 100 is not entirely clear. The tax consequences of continuing the Policy beyond the insured's attained age 121 are also unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's attained age 121.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.


     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.


     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.


     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, specific tax rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences.


     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

METLIFE USA'S INCOME TAXES

     Under current Federal income tax law, MetLife USA is not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

     TAX CREDITS AND DEDUCTIONS. MetLife USA may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy Owners since MetLife USA is the owner of the assets from which the tax benefits are derived.


                          DISTRIBUTION OF THE POLICIES


     We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), for the distribution of the Policies. We and Distributor have entered into selling agreements with other affiliated and unaffiliated broker-dealers ("selling firms") for the sale of the Policies through their registered representatives. Our affiliated broker-dealer is MetLife Securities, Inc. ("MSI"). Distributor and MSI are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.



COMMISSIONS AND OTHER CASH COMPENSATION

     All selling firms receive commissions. The portion of the commission payments that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. A selling firm or a sales representative of a selling firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another due to differing compensation rates.

     Our affiliated sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

     Our affiliated sales representatives receive cash payments for the products they sell and service based on a "gross dealer concession" model. A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.


     In the first Policy year, the gross dealer concession amount for the Policies is 117% of premiums paid up to the Commissionable Target Premium, and 5.0% of premiums paid in excess of the Commissionable Target Premium. In Policy years 2 through 10, the gross dealer concession amount is 8.0% of all premiums paid, and in Policy years 11 and thereafter the gross dealer concession amount is 2.0% of all premiums. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. Sales representatives of our affiliated selling firm and their managers may be eligible for various cash benefits that we may provide jointly with our affiliated selling firm. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.

     Our sales representatives and their managers may be eligible for additional cash compensation, such as bonuses and expense allowances, including, for example, a bonus of 2.5% of first year gross dealer concession payable for sales of the Policy, equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits, is based primarily on the amount of proprietary products sold, sales representatives and their managers have an incentive to favor the sale of proprietary products. Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises. The business unit responsible for the operation of our distribution system is also eligible to receive an amount of compensation.

     The maximum commissions paid for sale of the Policies through unaffiliated selling firms are as follows: 118% of premiums paid up to the Commissionable Target Premium, and 4.5% of premiums paid in excess of Commissionable Target premium in Policy year 1; and 2.0% of all premiums paid in Policy year 2 thereafter. In addition, commissions are payable based on the cash value of the Policies in the following amounts: 0.10% in Policy years 2 through 10; 0.08% in Policy years 11 through 20; and 0.06% thereafter. Commissionable Target Premium is generally the Target Premium as defined in the Glossary, excluding the portions associated with flat extras and certain riders, and is generally equal to or less than the Target Premium. We and/or Distributor may also make bonus payments to selling firms. The maximum amount of these bonus payments are as follows: 30% of premiums paid up to the Commissionable Target Premium and 2.0% of premiums paid in excess of the Commissionable Target Premium in Policy year 1; and 0.25% of all premiums paid thereafter.

     Unaffiliated selling firms pay their sales representatives all or a portion of the commissions received for their sales of the Policies. The amount that firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm's guidelines or directly from us or Distributor. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of the Policy.


NON-CASH COMPENSATION

     Sales representatives and their Managers (and the sales representatives and managers of our affiliates) are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.


OTHER PAYMENTS

     We and Distributor may enter into preferred distribution arrangements with selected selling firms under which we pay additional compensation, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. Marketing allowances are periodic payments to certain selling firms, the amount of which depends on cumulative periodic (usually quarterly) sales of our insurance products (including the Policies) and may also depend on meeting thresholds in the sale of certain of our insurance products. They may also include payments we make to cover the cost of marketing or other support services provided for or by registered representatives who may sell our products. Introduction fees are payments to selling firms in connection with the addition of these variable products to the selling firm's line of investment products, including expenses relating to establishing the data communications systems necessary for the selling firm to offer, sell and administer these products. Persistency payments are periodic payments based on account and/ or cash values of these variable insurance products. Preferred status fees are paid to obtain preferred treatment of these products in selling firms' marketing programs, which may include marketing services, participation in marketing meetings, listings in data resources and increased access to their sales representatives. Industry conference fees are amounts paid to cover in part the costs associated with sales conferences and educational seminars for selling firms' sales representatives.

     These preferred distribution arrangements are not offered to all selling firms. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. We and Distributor have entered into preferred distribution arrangements with the unaffiliated selling firms listed in the Statement of Additional Information.

We and Distributor may enter into similar arrangements with our affiliate MSI. The prospect of receiving, or the receipt of, additional compensation as described above may provide selling firms or their representatives with an incentive to favor sales of the Policies over other variable insurance policies (or other investments) with respect to which the selling firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies. For more information about any such arrangements, ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

     We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor's management team, advertising expenses, and other expenses of distributing the Policies. Distributor's management team may also be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and similar items.


     Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

     The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.


                               LEGAL PROCEEDINGS

     In the ordinary course of business, MetLife USA, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife USA does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife USA to meet its obligations under the Policies.


                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.


                              FINANCIAL STATEMENTS

     You may find the financial statements of the Separate Account and the financial statements of MetLife USA in the Statement of Additional Information. MetLife USA's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                    GLOSSARY

     AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

     ATTAINED AGE. The insured's issue age plus the number of completed Policy years.

     BASE POLICY. The Policy without riders.

     CASH SURRENDER VALUE. The amount you receive if you surrender the Policy. It is equal to the Policy's cash value reduced by any Surrender Charge that would apply on surrender and by any outstanding Policy loan and accrued interest.

     CASH VALUE. A Policy's cash value includes the amount of its cash value held in the Separate Account, the amount held in the Fixed Account, if there is an outstanding Policy loan, the amount of its cash value held in the Loan Account, and any amount held in the EDCA account.

     FIXED ACCOUNT. The Fixed Account is a part of our general account to which you may allocate net premiums. It provides guarantees of principal and interest.

     INVESTMENT DIVISION. A sub-account of the Separate Account that invests in shares of an open-ended management investment company or other pools of investment assets.

     INVESTMENT START DATE. This is the later of the Policy Date and the date we first receive a premium payment for the Policy.

     ISSUE AGE. The age of the insured as of his or her birthday nearest to the Policy Date.

     LOAN ACCOUNT. The account to which cash value from the Separate and/or Fixed Accounts is transferred when a Policy loan is taken.

     NET CASH VALUE. The Policy's cash value less any outstanding loans and accrued loan interest.

     PLANNED PREMIUM. The Planned Premium is the premium payment schedule you choose to help meet your future goals under the Policy. The Planned Premium consists of a first-year premium amount and an amount for premium payments in subsequent Policy years. It is subject to certain limits under the Policy.

     POLICY DATE. The date on which coverage under the Policy and Monthly Deductions begin. If you make a premium payment with the application, unless you request otherwise, the Policy Date is generally the date the Policy application is approved. If you choose to pay the initial premium upon delivery of the Policy, unless you request otherwise, the Policy Date is generally the date on which we receive your initial payment.

     PREMIUMS. Premiums include all payments under the Policy, whether a Planned Premium or an unscheduled payment.

     SEPARATE ACCOUNT. MetLife Investors USA Variable Life Account A, a separate account established by MetLife USA to receive and invest premiums paid under the Policies and certain other variable life insurance policies, and to provide variable benefits.

     TARGET PREMIUM. We use the Target Premium to determine the amount of Mortality and Expense Risk Charge imposed on the Separate Account and the amount of Sales Charge imposed on premium payments. The Target Premium varies by issue age, sex, smoking status and any flat extras and substandard rating of the insured, and the Policy's base face amount, with additional amounts for most riders.

     YOU. "You" refers to the Policy Owner.

                                   APPENDIX A

            GUIDELINE PREMIUM TEST AND CASH VALUE ACCUMULATION TEST

     In order to meet the Internal Revenue Code's definition of life insurance, the Policies provide that the death benefit will not be less than what is required by the "guideline premium test" under Section 7702(a)(2) of the Internal Revenue Code, or the "cash value accumulation test" under Section 7702(a)(1) of the Internal Revenue Code, as selected by you when the Policy is issued. The test you choose at issue will be used for the life of the Policy. (See "Death Benefits.")

     For the guideline premium test, the table below shows the percentage of the Policy's cash value that is used to determine the death benefit.


        AGE OF                                    AGE OF
 INSURED AT START OF     PERCENTAGE OF     INSURED AT START OF     PERCENTAGE OF
   THE POLICY YEAR         CASH VALUE        THE POLICY YEAR        CASH VALUE
---------------------   ---------------   ---------------------   --------------
    0 through 40             250                   61                  128
          41                 243                   62                  126
          42                 236                   63                  124
          43                 229                   64                  122
          44                 222                   65                  120
          45                 215                   66                  119
          46                 209                   67                  118
          47                 203                   68                  117
          48                 197                   69                  116
          49                 191                   70                  115
          50                 185                   71                  113
          51                 178                   72                  111
          52                 171                   73                  109
          53                 164                   74                  107
          54                 157             75 through 90             105
          55                 150                   91                  104
          56                 146                   92                  103
          57                 142                   93                  102
          58                 138             94 through 121            101
          59                 134
          60                 130

     For the cash value accumulation test, sample net single premium factors for selected ages of male and female insureds, in a standard or better nonsmoker risk class, are listed below.


               NET SINGLE PREMIUM
                     FACTOR
              --------------------
AGE              MALE      FEMALE
-----------   ---------   --------
30.........   5.82979     6.59918
40.........   4.11359     4.63373
50.........   2.93292     3.28706
60.........   2.14246     2.40697
70.........   1.64028     1.82665
80.........   1.32530     1.44515
90.........   1.15724     1.22113
100........   1.08417     1.10646
120........   1.02597     1.02597

                                   APPENDIX B

                  ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES
                           AND CASH SURRENDER VALUES

     The tables in Appendix B illustrate the way the Policies work, based on assumptions about investment returns and the insured's characteristics. They show how the death benefit, cash surrender value and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to constant after tax annual rates of 0%, 6% and 10%. The tables are based on a face amount of $350,000 for a male aged 35. The insured is assumed to be in the preferred nonsmoker risk class. The tables assume no rider benefits and assume that no allocations are made to the Fixed Account. Values are first given based on current Policy charges and then based on guaranteed Policy charges. (See "Charges.") Illustrations show the Option A death benefit.

     Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6% or 10%, but: (i) the rates of return varied above and below these averages during the period, (ii) premiums were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Divisions with varying rates of return. They would also differ if a Policy loan or partial withdrawal were made during the period of time illustrated, if the insured were female or in another risk classification, or if the Policies were issued at unisex rates. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown, even if the average rate of return is achieved.


     The death benefits, cash surrender values and cash values shown in the tables reflect: (i) deductions from premiums for the sales charge, premium tax and federal tax charge; and (ii) a Monthly Deduction (consisting of a Coverage Expense Charge, a Mortality and Expense Risk Charge, and a charge for the cost of insurance) from the cash value on the first day of each Policy month. The cash surrender values reflect a Surrender Charge deducted from the cash value upon surrender, face reduction or lapse during the first ten Policy years. (See "Charges.") The illustrations reflect an arithmetic average of the gross investment advisory fees and operating expenses of the Portfolios, at an annual rate of .77% of the average daily net assets of the Portfolios. This average does not reflect expense subsidies by the investment advisers of certain Portfolios.

     The gross rates of return used in the illustrations do not reflect the deductions of the fees and expenses of the Portfolios. Taking account of the average investment advisory fee and operating expenses of the Portfolios, the gross annual rates of return of 0%, 6% and 10% correspond to net investment experience at constant annual rates of -.77%, 5.19% and 9.16%, respectively.


     If you request, we will furnish a personalized illustration reflecting the proposed insured's age, sex, risk class, and the face amount or premium payment schedule requested. Because these and other assumptions will differ, the values shown in the personalized illustrations can differ very substantially from those shown in the tables. Therefore, you should carefully review the information that accompanies any personalized illustration. That information will disclose all the assumptions on which the personalized illustration is based. Where applicable, we will also furnish on request a personalized illustration for a Policy which is not affected by the sex of the insured. You should contact your registered representative to request a personalized illustration.

                               MALE ISSUE AGE 35
                           $2,500 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                             $350,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

             THIS ILLUSTRATION IS BASED ON CURRENT POLICY CHARGES.



                    DEATH BENEFIT                      CASH SURRENDER VALUE                      CASH VALUE
                ASSUMING HYPOTHETICAL                 ASSUMING HYPOTHETICAL                ASSUMING HYPOTHETICAL
            GROSS ANNUAL RATE OF RETURN OF        GROSS ANNUAL RATE OF RETURN OF       GROSS ANNUAL RATE OF RETURN OF
 END OF -------------------------------------- ------------------------------------ ------------------------------------
 POLICY      0%          6%           10%          0%         6%           10%          0%         6%           10%
  YEAR  ----------- ------------ ------------- --------- ------------ ------------- --------- ------------ -------------
    1    $350,000    $  350,000   $   350,000   $     0   $        0   $         0   $ 1,573   $    1,688   $     1,765
    2     350,000       350,000       350,000         0            0             0     3,093        3,422         3,649
    3     350,000       350,000       350,000         0          303           760     4,562        5,203         5,661
    4     350,000       350,000       350,000     1,732        2,786         3,563     5,979        7,033         7,810
    5     350,000       350,000       350,000     3,748        5,315         6,511     7,341        8,909        10,105
    6     350,000       350,000       350,000     5,378        7,563         9,287     8,645       10,830        12,554
    7     350,000       350,000       350,000     6,948        9,857        12,230     9,889       12,797        15,170
    8     350,000       350,000       350,000     8,788       12,526        15,690    11,075       14,813        17,976
    9     350,000       350,000       350,000    11,750       16,457        20,566    12,894       17,600        21,709
   10     350,000       350,000       350,000    14,650       20,479        25,726    14,650       20,479        25,726
   15     350,000       350,000       350,000    23,087       37,213        52,211    23,087       37,213        52,211
   20     350,000       350,000       350,000    30,367       58,071        92,632    30,367       58,071        92,632
   25     350,000       350,000       350,000    35,982       83,668       154,494    35,982       83,668       154,494
   30     350,000       350,000       350,000    38,557      114,405       249,815    38,557      114,405       249,815
   35     350,000       350,000       462,147    36,190      150,839       398,403    36,190      150,839       398,403
   40     350,000       350,000       671,228    26,982      195,273       627,316    26,982      195,273       627,316
   45     350,000       350,000     1,028,939     1,376      249,023       979,942     1,376      249,023       979,942
   50                   350,000     1,588,543                316,964     1,512,898                316,964     1,512,898
   55                   431,361     2,415,898                410,820     2,300,855                410,820     2,300,855
   60                   535,789     3,534,151                530,484     3,499,159                530,484     3,499,159
   65                   695,155     5,424,325                688,272     5,370,619                688,272     5,370,619
   70                   896,376     8,303,735                887,501     8,221,520                887,501     8,221,520
   75                 1,148,287    12,663,963              1,136,918    12,538,577              1,136,918    12,538,577
   80                 1,458,289    19,189,015              1,443,850    18,999,025              1,443,850    18,999,025
   85                 1,830,909    28,794,220              1,812,781    28,509,129              1,812,781    28,509,129
   86                 1,914,724    31,210,738              1,895,766    30,901,721              1,895,766    30,901,721


     IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 35
                           $2,500 ANNUAL PREMIUM FOR
                         PREFERRED NONSMOKER RISK CLASS
                             $350,000 FACE AMOUNT
                             OPTION A DEATH BENEFIT

            THIS ILLUSTRATION IS BASED ON GUARANTEED POLICY CHARGES.



                    DEATH BENEFIT                   CASH SURRENDER VALUE                   CASH VALUE
                ASSUMING HYPOTHETICAL               ASSUMING HYPOTHETICAL             ASSUMING HYPOTHETICAL
           GROSS ANNUAL RATE OF RETURN OF      GROSS ANNUAL RATE OF RETURN OF    GROSS ANNUAL RATE OF RETURN OF
 END OF ------------------------------------- --------------------------------- ---------------------------------
 POLICY      0%          6%          10%          0%        6%         10%          0%        6%         10%
  YEAR  ----------- ----------- ------------- --------- --------- ------------- --------- --------- -------------
    1    $350,000    $350,000    $   350,000   $     0   $     0   $         0   $ 1,264   $ 1,370   $     1,441
    2     350,000     350,000        350,000         0         0             0     2,490     2,780         2,981
    3     350,000     350,000        350,000         0         0             0     3,680     4,235         4,632
    4     350,000     350,000        350,000       575     1,476         2,143     4,822     5,723         6,390
    5     350,000     350,000        350,000     2,328     3,657         4,675     5,921     7,251         8,268
    6     350,000     350,000        350,000     3,707     5,548         7,006     6,974     8,815        10,273
    7     350,000     350,000        350,000     5,031     7,469         9,465     7,971    10,409        12,405
    8     350,000     350,000        350,000     6,617     9,736        12,378     8,904    12,023        14,665
    9     350,000     350,000        350,000     8,623    12,508        15,914     9,766    13,651        17,057
   10     350,000     350,000        350,000    10,549    15,286        19,584    10,549    15,286        19,584
   15     350,000     350,000        350,000    13,557    24,023        35,400    13,557    24,023        35,400
   20     350,000     350,000        350,000    14,356    32,984        57,534    14,356    32,984        57,534
   25     350,000     350,000        350,000    10,603    39,912        87,735    10,603    39,912        87,735
   30                 350,000        350,000              41,215       129,111              41,215       129,111
   35                 350,000        350,000              29,723       188,385              29,723       188,385
   40                                350,000                           280,406                           280,406
   45                                457,481                           435,697                           435,697
   50                                703,331                           669,839                           669,839
   55                              1,058,486                         1,008,082                         1,008,082
   60                              1,532,164                         1,516,994                         1,516,994
   65                              2,338,155                         2,315,005                         2,315,005
   70                              3,536,942                         3,501,923                         3,501,923
   75                              5,293,491                         5,241,081                         5,241,081
   80                              7,812,092                         7,734,745                         7,734,745
   85                             11,499,649                        11,385,791                        11,385,791
   86                             12,423,692                        12,300,685                        12,300,685


     IT IS EMPHASIZED THAT THE HYPOTHETICAL GROSS ANNUAL RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL GROSS RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY A POLICY OWNER, THE FREQUENCY OF PREMIUM PAYMENTS CHOSEN BY A POLICY OWNER, AND THE INVESTMENT EXPERIENCE OF THE POLICY'S INVESTMENT DIVISIONS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, AND 10% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY METLIFE USA OR THE PORTFOLIOS THAT THOSE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

     Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information, which is available online at our website www.metlife.com. You may also obtain a copy of the Statement of Additional Information, without charge, by calling our TeleService Center at 1-800-638-5000. You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling your registered representative.

     For Investment Division transfers and premium reallocations, for current information about your Policy values, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call us at 1-800-638-5000.

     This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

     Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site at www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 100 F Street, NE, Washington, DC 20549-0102.

File No. 811-21851

                         METLIFE INSURANCE COMPANY USA

                        11225 NORTH COMMUNITY HOUSE ROAD
                              CHARLOTTE, NC 28277



                                    RECEIPT


     This is the acknowledge receipt of an Equity Advantage VUL Prospectus (Book#716) dated May 1, 2015. This Variable Life Insurance Policy is offered by MetLife Insurance Company USA.



 -------------------------------------        -------------------------------------
   (Date)                                     (Client's Signature)

                         METLIFE INSURANCE COMPANY USA

                 METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A

                              EQUITY ADVANTAGE VUL


                      SUPPLEMENT DATED MAY 1, 2015 TO THE
                          PROSPECTUS DATED MAY 1, 2015

     This supplement revises certain information in the May 1, 2015 prospectus for the Equity Advantage Variable Universal Life insurance policy issued by MetLife Insurance Company USA. You should read and retain this supplement.


     We currently limit the amount of cash value you may transfer to or from any one Investment Division to a maximum of $2.5 million per day. If you own more than one Equity Advantage VUL policy on the same insured, this limit will be applied to the cumulative transfers you make to or from the Investment Division under all such Policies.

                         METLIFE INSURANCE COMPANY USA

                 METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A

                              EQUITY ADVANTAGE VUL


                      SUPPLEMENT DATED MAY 1, 2015 TO THE
                          PROSPECTUS DATED MAY 1, 2015


     If you purchase the Policy pursuant to your right to request a face amount increase under a Zenith Flexible Life or Zenith Flexible Life 2001 flexible premium variable life insurance policy issued by New England Life Insurance Company, your Policy will differ from the Policy as described in the prospectus. The differences are as follows:

     1. The minimum face amount required at issue of the Policy will be $25,000 (except that, subject to state law requirements, the minimum face amount of a Policy issued to the owner of a Zenith Flexible Life policy may be $10,000). You will have the right to reduce the face amount below $25,000.

     2. You will not be subject to the monthly Policy Charge.

     3. You will be subject to a reduced monthly Coverage Expense Charge equal to 75% of the charge that would otherwise be payable under the Policy.

                         METLIFE INSURANCE COMPANY USA

                 METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A

                              EQUITY ADVANTAGE VUL


                      SUPPLEMENT DATED MAY 1, 2015 TO THE
                          PROSPECTUS DATED MAY 1, 2015

     When you apply for the Policy, certain Portfolios may not be available to you because the broker-dealer through which you are purchasing the Policy does not make them available. However, once your Policy has been issued, all of the Portfolios will be available for premium allocations and cash value transfers. Please be aware that your registered representative may not be able to provide you any information or answer any questions you may have about the Portfolios that are not made available. Therefore, to allocate premium payments or to transfer cash value to those Portfolios, you may need to contact us directly, as described under RECEIPT OF COMMUNICATIONS AND PAYMENTS AT METLIFE USA'S DESIGNATED OFFICE on page A-26 of the prospectus.

                              EQUITY ADVANTAGE VUL
                                FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                 METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                    ISSUED BY METLIFE INSURANCE COMPANY USA



                      STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)
                                  MAY 1, 2015


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2015 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to MetLife Insurance Company USA, P.O. Box 543, Warwick, RI 02887-0543.


                                     SAI-1

                               TABLE OF CONTENTS




                                                                       PAGE
                                                                     ------
GENERAL INFORMATION AND HISTORY...................................    SAI-3
   The Company....................................................    SAI-3
   The Separate Account...........................................    SAI-3
DISTRIBUTION OF THE POLICIES......................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES........    SAI-4
   Payment of Proceeds............................................    SAI-4
   Payment Options................................................    SAI-5
ADDITIONAL INFORMATION ABOUT CHARGES..............................    SAI-5
   Group or Sponsored Arrangements................................    SAI-5
POTENTIAL CONFLICTS OF INTEREST...................................    SAI-5
LIMITS TO METLIFE USA'S RIGHT TO CHALLENGE THE POLICY.............    SAI-6
MISSTATEMENT OF AGE OR SEX........................................    SAI-6
REPORTS...........................................................    SAI-6
PERSONALIZED ILLUSTRATIONS........................................    SAI-6
PERFORMANCE DATA..................................................    SAI-7
REGISTRATION STATEMENT............................................    SAI-7
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....................    SAI-7
EXPERTS...........................................................    SAI-7
FINANCIAL STATEMENTS..............................................    SAI-8

                                      SAI-2

                        GENERAL INFORMATION AND HISTORY

THE COMPANY

     MetLife Insurance Company USA ("MetLife USA") is a stock life insurance company originally chartered in Connecticut in 1863 and currently subject to the laws of the State of Delaware. MetLife USA was previously known as MetLife Insurance Company of Connecticut but changed its name to MetLife Insurance Company USA when it changed its state of domicile from Connecticut to Delaware on November 14, 2014. MetLife USA is licensed to conduct business in all states of the United States except New York, and in the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The company is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and financial services to individuals and institutional customers. The company's executive offices are located at 11225 North Community House Road, Charlotte, North Carolina 28277.

     Prior to November 17, 2014, the Policies were issued by MetLife Investors USA Insurance Company ("MetLife Investors USA"). On November 14, 2014, after the close of business, MetLife Investors USA merged into MetLife USA and the Policies became policies of MetLife USA.


THE SEPARATE ACCOUNT


     MetLife Investors USA Variable Life Account A was established by the Board of Directors of MetLife Investors USA Insurance Company under Delaware Law on November 15, 2005. On November 14, 2014, pursuant to the merger of MetLife Investors USA into MetLife USA, the Separate Account became a separate account of MetLife USA subject to Delaware law.. The Separate Account is the funding vehicle for the Policies. The Separate Account meets the definition of a "separate account" under Federal securities laws, and is registered with the U.S. Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve SEC supervision of the Separate Account's management or investments. However, the Delaware Insurance Commissioner regulates MetLife USA and the Separate Account, which are also subject to the insurance laws and regulations where the Policies are sold.



                          DISTRIBUTION OF THE POLICIES

     Our affiliate, MetLife Investors Distribution Company, 1095 Avenue of the Americas, New York, NY 10036 ("Distributor"), serves as principal underwriter for the Policies. Distributor is a Missouri corporation organized in 2000. Distributor is registered as a broker-dealer with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of them in return for its services as distributor for the Policies.

     The Policies are sold through licensed life insurance sales representatives who are either registered through our affiliated broker-dealers, or registered through other broker-dealers.

     Distributor received sales compensation with respect to the Policies in the following amounts in the periods indicated:



                                           AGGREGATE AMOUNT OF
                  AGGREGATE AMOUNT OF    COMMISSIONS RETAINED BY
FISCAL            COMMISSIONS PAID TO   DISTRIBUTOR AFTER PAYMENTS
YEAR                  DISTRIBUTOR            TO SELLING FIRMS
---------------- --------------------- ---------------------------
   2014..........$50,443,127           $0
   2013..........$50,817,515           $0
   2012..........$42,575,695           $0


                                      SAI-3

     We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

     As noted in the prospectus, we and Distributor pay compensation to all selling firms in the form of commissions and certain types of non-cash compensation. We and Distributor may pay additional compensation to selected firms, including marketing allowances, introduction fees, persistency payments, preferred status fees and industry conference fees. The terms of any particular agreement governing compensation may vary among selling firms and the amounts may be significant. The amount of additional compensation (non-commission amounts) paid to selected selling firms that sold our variable life and variable annuity products in 2014 ranged from $370 to $19,654,296. For purposes of calculating these amounts, the amount of compensation received by a selling firm includes the additional compensation received by the firm for the sale of life insurance and annuity products issued by us and our affiliates.

     The following list sets forth the names of selling firms that received additional compensation in 2014 in connection with the sale of our and our affiliates' variable life policies, variable annuity contracts and other insurance products:

Ameriprise Financial Services, Inc.
BBVA Compass Investment Solutions, Inc.
Capital Investments Group, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Cetera Advisor Networks LLC
Cetera Financial Specialists LLC
CFD Investment, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Edward D. Jones & Co., L.P.
Essex National Securities, Inc.
FSC Securities Corporation
Financial Network Investment Corporation
First Allied Securities, Inc.
First Tennessee Brokerage, Inc.
Founders Financial Securities, LLC
H. D. Vest Investment Securities, Inc.
ING Financial Partners, Inc.
Investacorp, Inc.
Investment Centers of America, Inc.
Investment Professionals, Inc.
Janney Montgomery Scott, LLC
J.J.B. Hilliard, W.L. Lyons, LLC
Key Investment Services LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.
LPL Financial LLC
M&T Securities, Inc.
Merrill Lynch, Inc.
Morgan Stanley Smith Barney, LLC
Multi Financial Securities Corporation
National Planning Corporation
NEXT Financial Group
NFP Securities, Inc.
PFS Investments Inc.
Pioneer Funds Distributor, Inc.
PNC Investments LLC
PrimeVest Financial Services, Inc.
ProEquities, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Wealth Management
Royal Alliance Associates, Inc.
SII Investments, Inc.
Sammons Securities Company, LLC
Santander Securities, LLC
Securities America, Inc.
Sigma Financial Corporation
Signator Investors, Inc.
Stifel, Nicolaus & Company, Incorporated
Transamerica Financial Advisors, Inc.
Triad Advisors, Inc.
UBS Financial Services, Inc.
U.S. Bancorp Investments, Inc.
United Planners' Financial Services of America
ValMark Securities, Inc.
Wall Street Financial Group, Inc.
Wells Fargo Advisors, LLC
Wells Fargo Advisors Financial
Network, LLC
Woodbury Financial Services, Inc.

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES


PAYMENT OF PROCEEDS

     We may withhold payment of surrender or loan proceeds if those proceeds are coming from a Policy Owner's check, or from a premium transaction under our pre- authorized checking arrangement, which has not yet cleared. We may also delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.


                                     SAI-4

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.


PAYMENT OPTIONS

     We pay the Policy's death benefit and cash surrender value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at MetLife USA 's Designated Office.") The payment options available are fixed benefit options only and are not affected by the investment experience of the Separate Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

     The following payment options are available:

   (i) SINGLE LIFE INCOME. We pay proceeds in equal monthly installments for the life of the payee.

   (ii) SINGLE LIFE INCOME--10-YEAR GUARANTEED PAYMENT PERIOD. We pay proceeds in equal monthly installments during the life of the payee, with a guaranteed payment period of 10 years.

   (iii) JOINT AND SURVIVOR LIFE INCOME. We pay proceeds in equal monthly installments (a) while either of two payees is living, or (b) while either of the two payees is living, but for at least 10 years.


                      ADDITIONAL INFORMATION ABOUT CHARGES


GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. Consult your registered representative for any variations that may be available and appropriate for your case.

     The United States Supreme Court has ruled that insurance policies with values and benefits that vary with the sex of the insured may not be used to fund certain employee benefit programs. Therefore, we offer Policies that do not vary based on the sex of the insured to certain employee benefit programs. We recommend that employers consult an attorney before offering or purchasing the Policies in connection with an employee benefit program.


                        POTENTIAL CONFLICTS OF INTEREST

     The Portfolios' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Portfolio shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of a Portfolio, or differences in voting instructions given by variable life and


                                     SAI-5
variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Portfolios from the Separate Account, if necessary. If we believe any Portfolio action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Separate Account that we may be unable to remedy.


             LIMITS TO METLIFE USA'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application. We can challenge an increase in face amount, with regard to material misstatements concerning such increase, for two years during the insured's lifetime from its effective date.


                           MISSTATEMENT OF AGE OR SEX

     If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.


                                    REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Portfolios.


                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, risk class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the period shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.


                                     SAI-6

     Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the Investment Divisions. We reserve the right to impose a $25 fee for each illustration that you request in excess of one per year.


                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Investment Divisions, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Portfolios. These net rates of return represent past performance and are not an indication of future performance. Insurance, sales, premium tax, mortality and expense risk and coverage expense charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect only the fees and expenses of the underlying Portfolios. The net rates of return show performance from the inception of the Portfolios, which in some instances, may precede the inception date of the corresponding Investment Division.


                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements and financial highlights comprising each of the Investment Divisions of MetLife Investors USA Variable Life Account A included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


     The consolidated financial statements and related financial statement schedules of MetLife Insurance Company USA and subsidiaries (the "Company") included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph regarding the renaming of the Company, its mergers with entities under common control, and the retrospective adjustment of the consolidated financial statements for all periods presented to reflect the mergers in a manner similar to a pooling-of-interests as described in Note 3). Such financial statements and financial statement schedules are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


     The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.


                                    EXPERTS


     Barbara Stroz, FSA, Vice President of MetLife Insurance Company USA has examined actuarial matters included in the Registration Statement, as stated in her opinion filed as an exhibit to the Registration Statement.



                                     SAI-7

                              FINANCIAL STATEMENTS

     MetLife USA 's financial statements should be distinguished from the financial statements and financial highlights comprising each of the Investment Divisions of the Separate Account, and should be considered only as bearing on MetLife USA 's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


                                     SAI-8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Policy Owners of
MetLife Investors USA Variable Life Account A and Board of Directors of
MetLife Insurance Company USA

We have audited the accompanying statements of assets and liabilities of MetLife Investors USA Variable Life Account A (the "Separate Account") of MetLife Insurance Company USA (the "Company") comprising each of the individual Investment Divisions listed in Note 2 as of December 31, 2014, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2014, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 27, 2015

This page is intentionally left blank.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2014


                                                                    AMERICAN FUNDS
                                            AMERICAN FUNDS           GLOBAL SMALL          AMERICAN FUNDS         AMERICAN FUNDS
                                                 BOND               CAPITALIZATION             GROWTH              GROWTH-INCOME
                                          INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                         --------------------    --------------------   --------------------   ---------------------
ASSETS:
   Investments at fair value...........  $          4,842,810    $         12,792,506   $         31,870,581   $          18,621,921
   Due from MetLife Insurance
     Company USA.......................                    --                      --                     --                      --
                                         --------------------    --------------------   --------------------   ---------------------
        Total Assets...................             4,842,810              12,792,506             31,870,581              18,621,921
                                         --------------------    --------------------   --------------------   ---------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA.......................                    --                      --                     --                       1
                                         --------------------    --------------------   --------------------   ---------------------
        Total Liabilities..............                    --                      --                     --                       1
                                         --------------------    --------------------   --------------------   ---------------------

NET ASSETS.............................  $          4,842,810    $         12,792,506   $         31,870,581   $          18,621,920
                                         ====================    ====================   ====================   =====================


 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                                                                     MIST                  MIST
                                                                               ALLIANCEBERNSTEIN      ALLIANZ GLOBAL
                                   FTVIPT FRANKLIN        FTVIPT FRANKLIN       GLOBAL DYNAMIC       INVESTORS DYNAMIC
                                     INCOME VIP          MUTUAL SHARES VIP        ALLOCATION         MULTI-ASSET PLUS
                                 INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                --------------------  ---------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $            506,579  $             520,416  $            809,431  $                820
   Due from MetLife Insurance
     Company USA..............                    --                     --                    --                    --
                                --------------------  ---------------------  --------------------  --------------------
        Total Assets..........               506,579                520,416               809,431                   820
                                --------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                    --                     --                     1                    --
                                --------------------  ---------------------  --------------------  --------------------
        Total Liabilities.....                    --                     --                     1                    --
                                --------------------  ---------------------  --------------------  --------------------

NET ASSETS....................  $            506,579  $             520,416  $            809,430  $                820
                                ====================  =====================  ====================  ====================


                                        MIST                   MIST                  MIST                  MIST
                                   AMERICAN FUNDS         AMERICAN FUNDS        AMERICAN FUNDS          AQR GLOBAL
                                 BALANCED ALLOCATION     GROWTH ALLOCATION    MODERATE ALLOCATION      RISK BALANCED
                                 INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                --------------------  ---------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $          4,788,243  $          15,855,428  $          7,540,490  $          1,649,545
   Due from MetLife Insurance
     Company USA..............                    --                     --                    --                    --
                                --------------------  ---------------------  --------------------  --------------------
        Total Assets..........             4,788,243             15,855,428             7,540,490             1,649,545
                                --------------------  ---------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                    --                     --                    --                    --
                                --------------------  ---------------------  --------------------  --------------------
        Total Liabilities.....                    --                     --                    --                    --
                                --------------------  ---------------------  --------------------  --------------------

NET ASSETS....................  $          4,788,243  $          15,855,428  $          7,540,490  $          1,649,545
                                ====================  =====================  ====================  ====================


                                         MIST
                                   BLACKROCK GLOBAL        MIST CLARION
                                  TACTICAL STRATEGIES   GLOBAL REAL ESTATE
                                  INVESTMENT DIVISION   INVESTMENT DIVISION
                                ---------------------  --------------------
ASSETS:
   Investments at fair value..  $           1,520,933  $          8,352,868
   Due from MetLife Insurance
     Company USA..............                     --                    --
                                ---------------------  --------------------
        Total Assets..........              1,520,933             8,352,868
                                ---------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                     --                    --
                                ---------------------  --------------------
        Total Liabilities.....                     --                    --
                                ---------------------  --------------------

NET ASSETS....................  $           1,520,933  $          8,352,868
                                =====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                        MIST                   MIST              MIST INVESCO
                                     CLEARBRIDGE          HARRIS OAKMARK         BALANCED-RISK          MIST INVESCO
                                  AGGRESSIVE GROWTH        INTERNATIONAL          ALLOCATION            MID CAP VALUE
                                 INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                ---------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value..  $          19,878,712  $         14,371,407  $           1,103,731  $          6,197,259
   Due from MetLife Insurance
     Company USA..............                     --                    --                     --                    --
                                ---------------------  --------------------  ---------------------  --------------------
        Total Assets..........             19,878,712            14,371,407              1,103,731             6,197,259
                                ---------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                     --                    --                     --                    --
                                ---------------------  --------------------  ---------------------  --------------------
        Total Liabilities.....                     --                    --                     --                    --
                                ---------------------  --------------------  ---------------------  --------------------

NET ASSETS....................  $          19,878,712  $         14,371,407  $           1,103,731  $          6,197,259
                                =====================  ====================  =====================  ====================

                                                              MIST                                         MIST
                                    MIST INVESCO         JPMORGAN GLOBAL         MIST JPMORGAN         LOOMIS SAYLES
                                  SMALL CAP GROWTH      ACTIVE ALLOCATION       SMALL CAP VALUE       GLOBAL MARKETS
                                 INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                --------------------  ---------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value..  $          2,401,350  $             849,286  $          1,476,679  $           2,127,576
   Due from MetLife Insurance
     Company USA..............                    --                     --                    --                     --
                                --------------------  ---------------------  --------------------  ---------------------
        Total Assets..........             2,401,350                849,286             1,476,679              2,127,576
                                --------------------  ---------------------  --------------------  ---------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                    --                     --                    --                      1
                                --------------------  ---------------------  --------------------  ---------------------
        Total Liabilities.....                    --                     --                    --                      1
                                --------------------  ---------------------  --------------------  ---------------------

NET ASSETS....................  $          2,401,350  $             849,286  $          1,476,679  $           2,127,575
                                ====================  =====================  ====================  =====================

                                                              MIST
                                  MIST LORD ABBETT        MET/TEMPLETON
                                   BOND DEBENTURE      INTERNATIONAL BOND
                                 INVESTMENT DIVISION   INVESTMENT DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $          6,187,979  $            872,701
   Due from MetLife Insurance
     Company USA..............                    --                    --
                                --------------------  --------------------
        Total Assets..........             6,187,979               872,701
                                --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                    --                    --
                                --------------------  --------------------

NET ASSETS....................  $          6,187,979  $            872,701
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                        MIST                                    MIST METLIFE
                                    METLIFE ASSET         MIST METLIFE           MULTI-INDEX        MIST MFS EMERGING
                                   ALLOCATION 100         BALANCED PLUS         TARGETED RISK        MARKETS EQUITY
                                 INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                --------------------  --------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value..  $         17,213,934  $          2,674,179  $            176,772  $          1,707,649
   Due from MetLife Insurance
     Company USA..............                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  ---------------------
        Total Assets..........            17,213,934             2,674,179               176,772             1,707,649
                                --------------------  --------------------  --------------------  ---------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  ---------------------
        Total Liabilities.....                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  ---------------------

NET ASSETS....................  $         17,213,934  $          2,674,179  $            176,772  $          1,707,649
                                ====================  ====================  ====================  =====================

                                        MIST                   MIST                  MIST                   MIST
                                    MFS RESEARCH          MORGAN STANLEY          OPPENHEIMER          PANAGORA GLOBAL
                                    INTERNATIONAL         MID CAP GROWTH         GLOBAL EQUITY        DIVERSIFIED RISK
                                 INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                ---------------------  --------------------  --------------------  ---------------------
ASSETS:
   Investments at fair value..  $           5,925,618  $          3,357,514  $          8,384,531  $               4,497
   Due from MetLife Insurance
     Company USA..............                     --                    --                     1                     --
                                ---------------------  --------------------  --------------------  ---------------------
        Total Assets..........              5,925,618             3,357,514             8,384,532                  4,497
                                ---------------------  --------------------  --------------------  ---------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                     --                    --                    --                     --
                                ---------------------  --------------------  --------------------  ---------------------
        Total Liabilities.....                     --                    --                    --                     --
                                ---------------------  --------------------  --------------------  ---------------------

NET ASSETS....................  $           5,925,618  $          3,357,514  $          8,384,532  $               4,497
                                =====================  ====================  ====================  =====================

                                        MIST
                                   PIMCO INFLATION         MIST PIMCO
                                   PROTECTED BOND         TOTAL RETURN
                                 INVESTMENT DIVISION   INVESTMENT DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $          6,548,039  $         15,235,125
   Due from MetLife Insurance
     Company USA..............                    --                    --
                                --------------------  --------------------
        Total Assets..........             6,548,039            15,235,125
                                --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                    --                    --
                                --------------------  --------------------

NET ASSETS....................  $          6,548,039  $         15,235,125
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014



                                    MIST PYRAMIS         MIST SCHRODERS       MIST SSGA GROWTH          MIST SSGA
                                    MANAGED RISK       GLOBAL MULTI-ASSET      AND INCOME ETF          GROWTH ETF
                                 INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $            157,819  $            993,850  $         10,933,759  $         10,980,441
   Due from MetLife Insurance
     Company USA..............                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........               157,819               993,850            10,933,759            10,980,441
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $            157,819  $            993,850  $         10,933,759  $         10,980,441
                                ====================  ====================  ====================  ====================

                                                                                                           MSF
                                 MIST T. ROWE PRICE         MIST WMC         MSF BAILLIE GIFFORD   BARCLAYS AGGREGATE
                                   MID CAP GROWTH      LARGE CAP RESEARCH    INTERNATIONAL STOCK       BOND INDEX
                                 INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $          9,166,203  $          2,921,440  $          2,056,831  $         14,010,396
   Due from MetLife Insurance
     Company USA..............                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........             9,166,203             2,921,440             2,056,831            14,010,396
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $          9,166,203  $          2,921,440  $          2,056,831  $         14,010,396
                                ====================  ====================  ====================  ====================


                                    MSF BLACKROCK         MSF BLACKROCK
                                     BOND INCOME      CAPITAL APPRECIATION
                                 INVESTMENT DIVISION   INVESTMENT DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $          3,294,757  $          2,782,724
   Due from MetLife Insurance
     Company USA..............                    --                    --
                                --------------------  --------------------
        Total Assets..........             3,294,757             2,782,724
                                --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                    --                    --
                                --------------------  --------------------

NET ASSETS....................  $          3,294,757  $          2,782,724
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                    MSF BLACKROCK         MSF FRONTIER               MSF             MSF LOOMIS SAYLES
                                   LARGE CAP VALUE       MID CAP GROWTH        JENNISON GROWTH        SMALL CAP CORE
                                 INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                --------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value..  $          7,398,370  $          3,503,522  $           3,354,221  $          4,596,371
   Due from MetLife Insurance
     Company USA..............                    --                    --                     --                    --
                                --------------------  --------------------  ---------------------  --------------------
        Total Assets..........             7,398,370             3,503,522              3,354,221             4,596,371
                                --------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                    --                    --                     --                     2
                                --------------------  --------------------  ---------------------  --------------------
        Total Liabilities.....                    --                    --                     --                     2
                                --------------------  --------------------  ---------------------  --------------------

NET ASSETS....................  $          7,398,370  $          3,503,522  $           3,354,221  $          4,596,369
                                ====================  ====================  =====================  ====================

                                  MSF LOOMIS SAYLES       MSF MET/ARTISAN          MSF METLIFE           MSF METLIFE
                                  SMALL CAP GROWTH         MID CAP VALUE       ASSET ALLOCATION 20   ASSET ALLOCATION 40
                                 INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                ---------------------  --------------------  ---------------------  ---------------------
ASSETS:
   Investments at fair value..  $           2,978,414  $          2,879,583  $           3,666,401  $           5,860,507
   Due from MetLife Insurance
     Company USA..............                     --                    --                     --                     --
                                ---------------------  --------------------  ---------------------  ---------------------
        Total Assets..........              2,978,414             2,879,583              3,666,401              5,860,507
                                ---------------------  --------------------  ---------------------  ---------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                     --                     1                     --                     --
                                ---------------------  --------------------  ---------------------  ---------------------
        Total Liabilities.....                     --                     1                     --                     --
                                ---------------------  --------------------  ---------------------  ---------------------

NET ASSETS....................  $           2,978,414  $          2,879,582  $           3,666,401  $           5,860,507
                                =====================  ====================  =====================  =====================

                                     MSF METLIFE            MSF METLIFE
                                 ASSET ALLOCATION 60    ASSET ALLOCATION 80
                                 INVESTMENT DIVISION    INVESTMENT DIVISION
                                --------------------  ---------------------
ASSETS:
   Investments at fair value..  $         34,593,272  $          73,668,792
   Due from MetLife Insurance
     Company USA..............                    --                      4
                                --------------------  ---------------------
        Total Assets..........            34,593,272             73,668,796
                                --------------------  ---------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                    --                     --
                                --------------------  ---------------------
        Total Liabilities.....                    --                     --
                                --------------------  ---------------------

NET ASSETS....................  $         34,593,272  $          73,668,796
                                ====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2014


                                     MSF METLIFE           MSF METLIFE             MSF MFS
                                 MID CAP STOCK INDEX       STOCK INDEX          TOTAL RETURN           MSF MFS VALUE
                                 INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                --------------------  --------------------  ---------------------  --------------------
ASSETS:
   Investments at fair value..  $         10,285,612  $         33,696,453  $           2,602,791  $          8,389,496
   Due from MetLife Insurance
     Company USA..............                    --                    --                     --                    --
                                --------------------  --------------------  ---------------------  --------------------
        Total Assets..........            10,285,612            33,696,453              2,602,791             8,389,496
                                --------------------  --------------------  ---------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                     1                    --                     --                     5
                                --------------------  --------------------  ---------------------  --------------------
        Total Liabilities.....                     1                    --                     --                     5
                                --------------------  --------------------  ---------------------  --------------------

NET ASSETS....................  $         10,285,611  $         33,696,453  $           2,602,791  $          8,389,491
                                ====================  ====================  =====================  ====================

                                      MSF MSCI            MSF NEUBERGER              MSF            MSF T. ROWE PRICE
                                     EAFE INDEX          BERMAN GENESIS      RUSSELL 2000 INDEX     LARGE CAP GROWTH
                                 INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value..  $         12,475,636  $          3,649,314  $          7,218,582  $          9,018,456
   Due from MetLife Insurance
     Company USA..............                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Assets..........            12,475,636             3,649,314             7,218,582             9,018,456
                                --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------
        Total Liabilities.....                    --                    --                    --                    --
                                --------------------  --------------------  --------------------  --------------------

NET ASSETS....................  $         12,475,636  $          3,649,314  $          7,218,582  $          9,018,456
                                ====================  ====================  ====================  ====================

                                  MSF T. ROWE PRICE    MSF VAN ECK GLOBAL
                                  SMALL CAP GROWTH      NATURAL RESOURCES
                                 INVESTMENT DIVISION   INVESTMENT DIVISION
                                --------------------  --------------------
ASSETS:
   Investments at fair value..  $          6,254,317  $          1,528,437
   Due from MetLife Insurance
     Company USA..............                    --                    --
                                --------------------  --------------------
        Total Assets..........             6,254,317             1,528,437
                                --------------------  --------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA..............                    --                    --
                                --------------------  --------------------
        Total Liabilities.....                    --                    --
                                --------------------  --------------------

NET ASSETS....................  $          6,254,317  $          1,528,437
                                ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2014


                                            MSF WESTERN ASSET       MSF WESTERN ASSET                                  MSF WMC
                                          MANAGEMENT STRATEGIC         MANAGEMENT               MSF WMC              CORE EQUITY
                                           BOND OPPORTUNITIES        U.S. GOVERNMENT           BALANCED             OPPORTUNITIES
                                           INVESTMENT DIVISION     INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                          ---------------------   --------------------   --------------------   --------------------
ASSETS:
   Investments at fair value............   $         2,923,881    $         1,458,891    $         2,179,757    $         12,921,088
   Due from MetLife Insurance
     Company USA........................                    --                     --                     --                      --
                                          ---------------------   --------------------   --------------------   --------------------
        Total Assets....................             2,923,881              1,458,891              2,179,757              12,921,088
                                          ---------------------   --------------------   --------------------   --------------------
LIABILITIES:
   Due to MetLife Insurance
     Company USA........................                    --                     --                     --                      --
                                          ---------------------   --------------------   --------------------   --------------------
        Total Liabilities...............                    --                     --                     --                      --
                                          ---------------------   --------------------   --------------------   --------------------

NET ASSETS..............................   $         2,923,881    $         1,458,891    $         2,179,757    $         12,921,088
                                          =====================   ====================   ====================   ====================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2014



                                                                         AMERICAN FUNDS
                                                  AMERICAN FUNDS          GLOBAL SMALL         AMERICAN FUNDS
                                                       BOND              CAPITALIZATION            GROWTH
                                                INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             91,595  $              15,767  $            246,679
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                 1,579                 53,940             1,428,587
      Realized gains (losses) on sale of
         investments.........................                 4,780                174,144               449,561
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......                 6,359                228,084             1,878,148
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               113,741                  (681)               321,097
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               120,100                227,403             2,199,245
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            211,695  $             243,170  $          2,445,924
                                               ====================  =====================  ====================



                                                  AMERICAN FUNDS        FTVIPT FRANKLIN        FTVIPT FRANKLIN
                                                   GROWTH-INCOME          INCOME VIP          MUTUAL SHARES VIP
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $            236,177  $             21,011  $               8,715
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               872,293                    --                  2,266
      Realized gains (losses) on sale of
         investments.........................               738,373                   736                  1,708
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......             1,610,666                   736                  3,974
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................                41,565              (11,378)                  7,545
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             1,652,231              (10,642)                 11,519
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          1,888,408  $             10,369  $              20,234
                                               ====================  ====================  =====================

                                                       MIST                   MIST
                                                 ALLIANCEBERNSTEIN       ALLIANZ GLOBAL                MIST
                                                  GLOBAL DYNAMIC        INVESTORS DYNAMIC         AMERICAN FUNDS
                                                    ALLOCATION          MULTI-ASSET PLUS        BALANCED ALLOCATION
                                                INVESTMENT DIVISION  INVESTMENT DIVISION (a)    INVESTMENT DIVISION
                                               --------------------  -----------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $             13,820   $                  4    $              63,121
                                               --------------------  -----------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                13,759                      7                  381,428
      Realized gains (losses) on sale of
         investments.........................                 5,431                      6                   11,784
                                               --------------------  -----------------------  ---------------------
           Net realized gains (losses).......                19,190                     13                  393,212
                                               --------------------  -----------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................                18,503                      3                (201,318)
                                               --------------------  -----------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                37,693                     16                  191,894
                                               --------------------  -----------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             51,513   $                 20    $             255,015
                                               ====================  =======================  =====================


                                                       MIST
                                                  AMERICAN FUNDS
                                                 GROWTH ALLOCATION
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $            176,995
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............             2,043,287
      Realized gains (losses) on sale of
         investments.........................                73,787
                                               --------------------
           Net realized gains (losses).......             2,117,074
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................           (1,387,477)
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               729,597
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            906,592
                                               ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                       MIST                   MIST                  MIST
                                                  AMERICAN FUNDS           AQR GLOBAL         BLACKROCK GLOBAL
                                                MODERATE ALLOCATION       RISK BALANCED      TACTICAL STRATEGIES
                                                INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            102,835  $                  --  $             11,715
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               497,458                  6,628                55,252
      Realized gains (losses) on sale of
         investments.........................                 8,152                  3,906                 7,528
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......               505,610                 10,534                62,780
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             (228,990)                 31,353               (6,028)
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               276,620                 41,887                56,752
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            379,455  $              41,887  $             68,467
                                               ====================  =====================  ====================

                                                                             MIST                   MIST
                                                   MIST CLARION           CLEARBRIDGE          HARRIS OAKMARK
                                                GLOBAL REAL ESTATE     AGGRESSIVE GROWTH        INTERNATIONAL
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $            131,745  $             12,585  $             327,533
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                    --              1,204,585
      Realized gains (losses) on sale of
         investments.........................                85,204               197,666                 64,190
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......                85,204               197,666              1,268,775
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................               740,741             2,182,527            (2,409,293)
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               825,945             2,380,193            (1,140,518)
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            957,690  $          2,392,778  $           (812,985)
                                               ====================  ====================  =====================

                                                   MIST INVESCO
                                                   BALANCED-RISK         MIST INVESCO           MIST INVESCO
                                                    ALLOCATION           MID CAP VALUE        SMALL CAP GROWTH
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $                 --  $             38,645  $                  --
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                42,275               951,278                206,636
      Realized gains (losses) on sale of
         investments.........................                 2,561                33,079                116,609
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......                44,836               984,357                323,245
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................                 3,934             (477,364)              (133,918)
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                48,770               506,993                189,327
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             48,770  $            545,638  $             189,327
                                               ====================  ====================  =====================

                                                       MIST
                                                  JPMORGAN GLOBAL
                                                 ACTIVE ALLOCATION
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $              8,137
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                22,213
      Realized gains (losses) on sale of
         investments.........................                 4,244
                                               --------------------
           Net realized gains (losses).......                26,457
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................                13,700
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                40,157
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             48,294
                                               ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                                             MIST
                                                   MIST JPMORGAN         LOOMIS SAYLES       MIST LORD ABBETT
                                                  SMALL CAP VALUE       GLOBAL MARKETS        BOND DEBENTURE
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             12,555  $             45,366  $            299,440
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               137,406                    --               139,589
      Realized gains (losses) on sale of
         investments.........................                11,594                11,968                14,263
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......               149,000                11,968               153,852
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................              (87,141)                17,091             (195,976)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                61,859                29,059              (42,124)
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             74,414  $             74,425  $            257,316
                                               ====================  ====================  ====================

                                                       MIST                  MIST
                                                   MET/TEMPLETON         METLIFE ASSET         MIST METLIFE
                                                INTERNATIONAL BOND      ALLOCATION 100         BALANCED PLUS
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $             22,840  $            142,792  $              31,072
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --                    --                137,747
      Realized gains (losses) on sale of
         investments.........................               (2,256)               229,504                 10,045
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......               (2,256)               229,504                147,792
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................              (20,451)               436,410                  8,383
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................              (22,707)               665,914                156,175
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $                133  $            808,706  $             187,247
                                               ====================  ====================  =====================

                                                   MIST METLIFE                                      MIST
                                                    MULTI-INDEX        MIST MFS EMERGING         MFS RESEARCH
                                                   TARGETED RISK        MARKETS EQUITY           INTERNATIONAL
                                                INVESTMENT DIVISION   INVESTMENT DIVISION     INVESTMENT DIVISION
                                               --------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $                 --  $             14,436   $             139,920
                                               --------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                   190                    --                      --
      Realized gains (losses) on sale of
         investments.........................                 1,881               (3,325)                  39,443
                                               --------------------  ---------------------  ---------------------
           Net realized gains (losses).......                 2,071               (3,325)                  39,443
                                               --------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................                 5,251             (126,472)               (588,959)
                                               --------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                 7,322             (129,797)               (549,516)
                                               --------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $              7,322  $          (115,361)   $           (409,596)
                                               ====================  =====================  =====================

                                                       MIST
                                                  MORGAN STANLEY
                                                  MID CAP GROWTH
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $              1,643
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --
      Realized gains (losses) on sale of
         investments.........................                58,667
                                               --------------------
           Net realized gains (losses).......                58,667
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................              (14,617)
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                44,050
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             45,693
                                               ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                      MIST                   MIST                    MIST
                                                   OPPENHEIMER          PANAGORA GLOBAL         PIMCO INFLATION
                                                  GLOBAL EQUITY        DIVERSIFIED RISK         PROTECTED BOND
                                               INVESTMENT DIVISION  INVESTMENT DIVISION (a)   INVESTMENT DIVISION
                                              --------------------  -----------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $             79,147   $                 12    $            110,599
                                              --------------------  -----------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               230,011                     87                      --
      Realized gains (losses) on sale of
        investments.........................                75,066                      3                (43,206)
                                              --------------------  -----------------------  --------------------
           Net realized gains (losses)......               305,077                     90                (43,206)
                                              --------------------  -----------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             (198,211)                   (25)                 112,853
                                              --------------------  -----------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................               106,866                     65                  69,647
                                              --------------------  -----------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            194,457   $                 77    $            180,246
                                              ====================  =======================  ====================


                                                   MIST PIMCO           MIST PYRAMIS         MIST SCHRODERS       MIST SSGA GROWTH
                                                  TOTAL RETURN          MANAGED RISK       GLOBAL MULTI-ASSET      AND INCOME ETF
                                               INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                              --------------------  --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            354,205  $                 --  $             11,379  $            200,073
                                              --------------------  --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........                    --                   428                31,112               475,020
      Realized gains (losses) on sale of
        investments.........................              (20,310)                 3,372                 2,510                99,114
                                              --------------------  --------------------  --------------------  --------------------
           Net realized gains (losses)......              (20,310)                 3,800                33,622               574,134
                                              --------------------  --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................               290,578                 6,739                20,383             (269,579)
                                              --------------------  --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................               270,268                10,539                54,005               304,555
                                              --------------------  --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            624,473  $             10,539  $             65,384  $            504,628
                                              ====================  ====================  ====================  ====================


                                                    MIST SSGA        MIST T. ROWE PRICE         MIST WMC
                                                   GROWTH ETF          MID CAP GROWTH      LARGE CAP RESEARCH
                                               INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                              --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            207,297  $                 --  $             22,762
                                              --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions...........               609,874               642,374                    --
      Realized gains (losses) on sale of
        investments.........................                93,525               145,684                61,285
                                              --------------------  --------------------  --------------------
           Net realized gains (losses)......               703,399               788,058                61,285
                                              --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             (345,501)               174,849               257,612
                                              --------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses)
        on investments......................               357,898               962,907               318,897
                                              --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $            565,195  $            962,907  $            341,659
                                              ====================  ====================  ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                                               MSF
                                                 MSF BAILLIE GIFFORD   BARCLAYS AGGREGATE       MSF BLACKROCK
                                                 INTERNATIONAL STOCK       BOND INDEX            BOND INCOME
                                                 INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $              28,338  $            372,088  $              99,777
                                               ---------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                     --                    --                     --
      Realized gains (losses) on sale of
         investments.........................                 24,732               (8,987)                  1,202
                                               ---------------------  --------------------  ---------------------
           Net realized gains (losses).......                 24,732               (8,987)                  1,202
                                               ---------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................              (116,537)               354,346                101,850
                                               ---------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               (91,805)               345,359                103,052
                                               ---------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            (63,467)  $            717,447  $             202,829
                                               =====================  ====================  =====================


                                                   MSF BLACKROCK         MSF BLACKROCK         MSF FRONTIER
                                               CAPITAL APPRECIATION     LARGE CAP VALUE       MID CAP GROWTH
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $              1,426  $             82,573  $                 --
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --             1,504,611               278,870
      Realized gains (losses) on sale of
         investments.........................                31,779                14,810                59,252
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                31,779             1,519,421               338,122
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               185,715             (957,263)                 8,680
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               217,494               562,158               346,802
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            218,920  $            644,731  $            346,802
                                               ====================  ====================  ====================


                                                        MSF            MSF LOOMIS SAYLES     MSF LOOMIS SAYLES
                                                  JENNISON GROWTH       SMALL CAP CORE       SMALL CAP GROWTH
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $              7,793  $              1,811  $                 --
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               158,450               538,216               239,176
      Realized gains (losses) on sale of
         investments.........................                26,900                68,746                40,793
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......               185,350               606,962               279,969
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                75,397             (435,224)             (221,530)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               260,747               171,738                58,439
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            268,540  $            173,549  $             58,439
                                               ====================  ====================  ====================


                                                  MSF MET/ARTISAN
                                                   MID CAP VALUE
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $             19,079
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --
      Realized gains (losses) on sale of
         investments.........................                60,672
                                               --------------------
           Net realized gains (losses).......                60,672
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................              (28,794)
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                31,878
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             50,957
                                               ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014


                                                    MSF METLIFE           MSF METLIFE            MSF METLIFE
                                                ASSET ALLOCATION 20   ASSET ALLOCATION 40    ASSET ALLOCATION 60
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            126,978  $            166,546   $            719,739
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               128,514               196,566              1,210,882
      Realized gains (losses) on sale of
         investments.........................                 1,510                26,453                148,702
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......               130,024               223,019              1,359,584
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             (109,697)             (111,024)              (408,098)
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................                20,327               111,995                951,486
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            147,305  $            278,541   $          1,671,225
                                               ====================  =====================  ====================

                                                    MSF METLIFE             MSF METLIFE           MSF METLIFE
                                                ASSET ALLOCATION 80     MID CAP STOCK INDEX       STOCK INDEX
                                                INVESTMENT DIVISION     INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $           1,168,661  $              87,713  $            490,394
                                               ---------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                     --                397,394               719,643
      Realized gains (losses) on sale of
         investments.........................              1,728,840                153,029               834,756
                                               ---------------------  ---------------------  --------------------
           Net realized gains (losses).......              1,728,840                550,423             1,554,399
                                               ---------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                824,930                217,617             1,881,874
                                               ---------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................              2,553,770                768,040             3,436,273
                                               ---------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $           3,722,431  $             855,753  $          3,926,667
                                               =====================  =====================  ====================

                                                      MSF MFS                                    MSF MSCI
                                                   TOTAL RETURN          MSF MFS VALUE          EAFE INDEX
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             56,075  $            122,195  $            279,827
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --               340,944                    --
      Realized gains (losses) on sale of
         investments.........................                39,446                93,406               113,543
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                39,446               434,350               113,543
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               107,316               242,128           (1,128,013)
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               146,762               676,478           (1,014,470)
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            202,837  $            798,673  $          (734,643)
                                               ====================  ====================  ====================

                                                   MSF NEUBERGER
                                                  BERMAN GENESIS
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $             13,387
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --
      Realized gains (losses) on sale of
         investments.........................                68,153
                                               --------------------
           Net realized gains (losses).......                68,153
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................              (71,532)
                                               --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               (3,379)
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $             10,008
                                               ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2014



                                                        MSF            MSF T. ROWE PRICE      MSF T. ROWE PRICE
                                                RUSSELL 2000 INDEX     LARGE CAP GROWTH       SMALL CAP GROWTH
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             69,868  $              4,171   $                818
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............               135,388               476,371                365,032
      Realized gains (losses) on sale of
         investments.........................               173,431               194,906                161,634
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......               308,819               671,277                526,666
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                   271                19,442              (144,375)
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               309,090               690,719                382,291
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            378,958  $            694,890   $            383,109
                                               ====================  =====================  ====================

                                                                       MSF WESTERN ASSET     MSF WESTERN ASSET
                                                MSF VAN ECK GLOBAL   MANAGEMENT STRATEGIC       MANAGEMENT
                                                 NATURAL RESOURCES    BOND OPPORTUNITIES      U.S. GOVERNMENT
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $              6,945  $            127,735  $             26,305
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                21,576                    --                    --
      Realized gains (losses) on sale of
         investments.........................                37,045                 4,447                   481
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......                58,621                 4,447                   481
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             (387,818)               (9,147)                11,646
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................             (329,197)               (4,700)                12,127
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          (322,252)  $            123,035  $             38,432
                                               ====================  ====================  ====================

                                                                            MSF WMC
                                                      MSF WMC             CORE EQUITY
                                                     BALANCED            OPPORTUNITIES
                                                INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             36,026  $             82,769
                                               --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions............                    --               989,168
      Realized gains (losses) on sale of
         investments.........................                46,336               200,621
                                               --------------------  --------------------
           Net realized gains (losses).......                46,336             1,189,789
                                               --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................               115,518              (13,466)
                                               --------------------  --------------------
      Net realized and change in
         unrealized gains (losses)
         on investments......................               161,854             1,176,323
                                               --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            197,880  $          1,259,092
                                               ====================  ====================

(a) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                                                                 AMERICAN FUNDS
                                             AMERICAN FUNDS BOND           GLOBAL SMALL CAPITALIZATION
                                             INVESTMENT DIVISION               INVESTMENT DIVISION
                                      --------------------------------  --------------------------------
                                            2014             2013             2014             2013
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        91,595  $        63,958  $        15,767  $        84,213
   Net realized gains (losses)......            6,359           39,264          228,084          112,869
   Change in unrealized gains
     (losses) on investments........          113,741        (175,081)            (681)        2,202,529
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          211,695         (71,859)          243,170        2,399,611
                                      ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        1,004,395          810,692        2,528,060        2,398,732
   Net transfers (including
     fixed account).................          315,252          360,438          105,751          148,976
   Policy charges...................        (310,521)        (257,287)      (1,046,731)        (946,430)
   Transfers for policy benefits
     and terminations...............         (62,106)        (135,055)        (576,459)        (460,095)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........          947,020          778,788        1,010,621        1,141,183
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............        1,158,715          706,929        1,253,791        3,540,794
NET ASSETS:
   Beginning of year................        3,684,095        2,977,166       11,538,715        7,997,921
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $     4,842,810  $     3,684,095  $    12,792,506  $    11,538,715
                                      ===============  ===============  ===============  ===============


                                            AMERICAN FUNDS GROWTH          AMERICAN FUNDS GROWTH-INCOME
                                             INVESTMENT DIVISION                INVESTMENT DIVISION
                                      --------------------------------  ---------------------------------
                                            2014             2013             2014              2013
                                      ---------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       246,679  $       224,432  $        236,177  $       198,270
   Net realized gains (losses)......        1,878,148          277,112         1,610,666          178,198
   Change in unrealized gains
     (losses) on investments........          321,097        5,576,046            41,565        3,594,631
                                      ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        2,445,924        6,077,590         1,888,408        3,971,099
                                      ---------------  ---------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        6,172,091        5,484,410         3,234,131        3,066,473
   Net transfers (including
     fixed account).................        (167,084)          429,780           505,122           67,106
   Policy charges...................      (2,526,915)      (2,191,579)       (1,363,868)      (1,141,714)
   Transfers for policy benefits
     and terminations...............      (1,391,161)      (1,208,476)       (2,182,105)        (548,165)
                                      ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........        2,086,931        2,514,135           193,280        1,443,700
                                      ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets...............        4,532,855        8,591,725         2,081,688        5,414,799
NET ASSETS:
   Beginning of year................       27,337,726       18,746,001        16,540,232       11,125,433
                                      ---------------  ---------------  ----------------  ---------------
   End of year......................  $    31,870,581  $    27,337,726  $     18,621,920  $    16,540,232
                                      ===============  ===============  ================  ===============

                                                                                 FTVIPT FRANKLIN
                                         FTVIPT FRANKLIN INCOME VIP             MUTUAL SHARES VIP
                                             INVESTMENT DIVISION               INVESTMENT DIVISION
                                      --------------------------------  ---------------------------------
                                           2014            2013 (a)           2014           2013 (a)
                                      ---------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        21,011  $         6,956  $         8,715  $          1,405
   Net realized gains (losses)......              736          (3,078)            3,974               929
   Change in unrealized gains
     (losses) on investments........         (11,378)            4,737            7,545             8,862
                                      ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           10,369            8,615           20,234            11,196
                                      ---------------  ---------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............           85,451           26,110          172,904            20,911
   Net transfers (including
     fixed account).................          267,815          142,658          195,013           149,823
   Policy charges...................         (30,687)          (3,180)         (41,795)           (5,783)
   Transfers for policy benefits
     and terminations...............            (438)            (134)          (1,986)             (101)
                                      ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........          322,141          165,454          324,136           164,850
                                      ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets...............          332,510          174,069          344,370           176,046
NET ASSETS:
   Beginning of year................          174,069               --          176,046                --
                                      ---------------  ---------------  ---------------  ----------------
   End of year......................  $       506,579  $       174,069  $       520,416  $        176,046
                                      ===============  ===============  ===============  ================

                                            MIST ALLIANCEBERNSTEIN
                                           GLOBAL DYNAMIC ALLOCATION
                                              INVESTMENT DIVISION
                                      ---------------------------------
                                            2014             2013
                                      ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        13,820   $         5,790
   Net realized gains (losses)......           19,190             8,227
   Change in unrealized gains
     (losses) on investments........           18,503            30,863
                                      ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           51,513            44,880
                                      ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............          143,040           288,615
   Net transfers (including
     fixed account).................              351           231,664
   Policy charges...................         (59,893)          (47,086)
   Transfers for policy benefits
     and terminations...............          (7,173)             (518)
                                      ---------------   ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........           76,325           472,675
                                      ---------------   ---------------
     Net increase (decrease)
        in net assets...............          127,838           517,555
NET ASSETS:
   Beginning of year................          681,592           164,037
                                      ---------------   ---------------
   End of year......................  $       809,430   $       681,592
                                      ===============   ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                             MIST
                                        ALLIANZ GLOBAL
                                       INVESTORS DYNAMIC          MIST AMERICAN FUNDS                MIST AMERICAN FUNDS
                                       MULTI-ASSET PLUS           BALANCED ALLOCATION                 GROWTH ALLOCATION
                                      INVESTMENT DIVISION         INVESTMENT DIVISION                INVESTMENT DIVISION
                                      -------------------  --------------------------------  ----------------------------------
                                           2014 (b)              2014             2013             2014              2013
                                      -------------------  ---------------  ---------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....   $              4    $        63,121  $        45,121  $        176,995  $        134,944
   Net realized gains (losses)......                 13            393,212          176,648         2,117,074           659,801
   Change in unrealized gains
     (losses) on investments........                  3          (201,318)          288,001       (1,387,477)         1,628,462
                                      -------------------  ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............                 20            255,015          509,770           906,592         2,423,207
                                      -------------------  ---------------  ---------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............                374            920,713          613,561         3,028,219         2,699,546
   Net transfers (including
     fixed account).................              1,621            408,186          615,162         1,211,734           158,646
   Policy charges...................               (90)          (395,348)        (300,860)       (1,254,687)       (1,039,449)
   Transfers for policy benefits
     and terminations...............            (1,105)           (86,749)         (64,494)         (693,569)         (380,086)
                                      -------------------  ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........                800            846,802          863,369         2,291,697         1,438,657
                                      -------------------  ---------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets...............                820          1,101,817        1,373,139         3,198,289         3,861,864
NET ASSETS:
   Beginning of year................                 --          3,686,426        2,313,287        12,657,139         8,795,275
                                      -------------------  ---------------  ---------------  ----------------  ----------------
   End of year......................   $            820    $     4,788,243  $     3,686,426  $     15,855,428  $     12,657,139
                                      ===================  ===============  ===============  ================  ================



                                              MIST AMERICAN FUNDS                    MIST AQR
                                              MODERATE ALLOCATION              GLOBAL RISK BALANCED
                                              INVESTMENT DIVISION               INVESTMENT DIVISION
                                      ---------------------------------  ---------------------------------
                                            2014             2013             2014              2013
                                      ---------------   ---------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       102,835   $        85,566  $            --   $        18,379
   Net realized gains (losses)......          505,610           256,574           10,534           (6,927)
   Change in unrealized gains
     (losses) on investments........        (228,990)           248,738           31,353          (57,503)
                                      ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          379,455           590,878           41,887          (46,051)
                                      ---------------   ---------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        2,021,671         1,725,387          422,170           611,175
   Net transfers (including
     fixed account).................          769,375            87,303           28,166           435,913
   Policy charges...................        (697,228)         (581,505)        (137,823)         (117,799)
   Transfers for policy benefits
     and terminations...............        (261,669)         (270,072)         (22,102)          (23,194)
                                      ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........        1,832,149           961,113          290,411           906,095
                                      ---------------   ---------------  ---------------   ---------------
     Net increase (decrease)
        in net assets...............        2,211,604         1,551,991          332,298           860,044
NET ASSETS:
   Beginning of year................        5,328,886         3,776,895        1,317,247           457,203
                                      ---------------   ---------------  ---------------   ---------------
   End of year......................  $     7,540,490   $     5,328,886  $     1,649,545   $     1,317,247
                                      ===============   ===============  ===============   ===============



                                             MIST BLACKROCK GLOBAL                MIST CLARION GLOBAL
                                              TACTICAL STRATEGIES                     REAL ESTATE
                                              INVESTMENT DIVISION                 INVESTMENT DIVISION
                                      ----------------------------------  ---------------------------------
                                            2014              2013              2014              2013
                                      ----------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         11,715  $          8,191  $        131,745  $       375,112
   Net realized gains (losses)......            62,780            13,600            85,204           51,857
   Change in unrealized gains
     (losses) on investments........           (6,028)            44,210           740,741        (246,956)
                                      ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............            68,467            66,001           957,690          180,013
                                      ----------------  ----------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............           485,865           394,903         1,696,181        1,510,423
   Net transfers (including
     fixed account).................           159,497           303,861           222,766          665,442
   Policy charges...................         (128,612)          (86,876)         (654,355)        (549,020)
   Transfers for policy benefits
     and terminations...............          (24,456)           (5,591)         (387,094)        (242,119)
                                      ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........           492,294           606,297           877,498        1,384,726
                                      ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets...............           560,761           672,298         1,835,188        1,564,739
NET ASSETS:
   Beginning of year................           960,172           287,874         6,517,680        4,952,941
                                      ----------------  ----------------  ----------------  ---------------
   End of year......................  $      1,520,933  $        960,172  $      8,352,868  $     6,517,680
                                      ================  ================  ================  ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                              MIST CLEARBRIDGE                   MIST HARRIS OAKMARK
                                              AGGRESSIVE GROWTH                     INTERNATIONAL
                                             INVESTMENT DIVISION                 INVESTMENT DIVISION
                                      ----------------------------------  ---------------------------------
                                            2014              2013              2014              2013
                                      ----------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         12,585  $          9,644  $        327,533  $       248,245
   Net realized gains (losses)......           197,666            95,751         1,268,775          153,029
   Change in unrealized gains
     (losses) on investments........         2,182,527           846,514       (2,409,293)        2,195,267
                                      ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         2,392,778           951,909         (812,985)        2,596,541
                                      ----------------  ----------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............         2,908,884           602,690         3,224,162        2,221,441
   Net transfers (including
     fixed account).................        12,777,217           506,629         1,112,786          860,275
   Policy charges...................       (1,138,235)         (224,113)       (1,006,910)        (800,622)
   Transfers for policy benefits
     and terminations...............         (683,875)          (48,972)         (426,830)        (351,327)
                                      ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........        13,863,991           836,234         2,903,208        1,929,767
                                      ----------------  ----------------  ----------------  ---------------
     Net increase (decrease)
        in net assets...............        16,256,769         1,788,143         2,090,223        4,526,308
NET ASSETS:
   Beginning of year................         3,621,943         1,833,800        12,281,184        7,754,876
                                      ----------------  ----------------  ----------------  ---------------
   End of year......................  $     19,878,712  $      3,621,943  $     14,371,407  $    12,281,184
                                      ================  ================  ================  ===============

                                                 MIST INVESCO
                                           BALANCED-RISK ALLOCATION          MIST INVESCO MID CAP VALUE
                                              INVESTMENT DIVISION                INVESTMENT DIVISION
                                      ----------------------------------  ---------------------------------
                                            2014              2013             2014              2013
                                      ----------------  ----------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $             --  $             --  $        38,645  $         39,759
   Net realized gains (losses)......            44,836            10,014          984,357            48,650
   Change in unrealized gains
     (losses) on investments........             3,934             1,869        (477,364)         1,093,925
                                      ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............            48,770            11,883          545,638         1,182,334
                                      ----------------  ----------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............           268,733           352,368        1,186,089         1,002,963
   Net transfers (including
     fixed account).................          (67,517)          (13,670)         (26,007)          (36,483)
   Policy charges...................          (65,435)          (67,273)        (470,380)         (412,803)
   Transfers for policy benefits
     and terminations...............          (24,394)           (5,823)        (265,954)         (279,843)
                                      ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........           111,387           265,602          423,748           273,834
                                      ----------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets...............           160,157           277,485          969,386         1,456,168
NET ASSETS:
   Beginning of year................           943,574           666,089        5,227,873         3,771,705
                                      ----------------  ----------------  ---------------  ----------------
   End of year......................  $      1,103,731  $        943,574  $     6,197,259  $      5,227,873
                                      ================  ================  ===============  ================

                                                 MIST INVESCO                      MIST JPMORGAN
                                               SMALL CAP GROWTH              GLOBAL ACTIVE ALLOCATION
                                              INVESTMENT DIVISION               INVESTMENT DIVISION
                                      ---------------------------------  --------------------------------
                                            2014              2013            2014              2013
                                      ----------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $             --  $         5,579  $         8,137  $           289
   Net realized gains (losses)......           323,245          101,330           26,457            7,912
   Change in unrealized gains
     (losses) on investments........         (133,918)          368,356           13,700           37,892
                                      ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           189,327          475,265           48,294           46,093
                                      ----------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............           538,092          334,504          200,865          250,718
   Net transfers (including
     fixed account).................            99,879          110,370          (6,214)          306,875
   Policy charges...................         (149,214)        (135,790)         (54,764)         (36,620)
   Transfers for policy benefits
     and terminations...............          (65,264)         (41,176)         (16,234)            (964)
                                      ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........           423,493          267,908          123,653          520,009
                                      ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............           612,820          743,173          171,947          566,102
NET ASSETS:
   Beginning of year................         1,788,530        1,045,357          677,339          111,237
                                      ----------------  ---------------  ---------------  ---------------
   End of year......................  $      2,401,350  $     1,788,530  $       849,286  $       677,339
                                      ================  ===============  ===============  ===============

                                                MIST JPMORGAN
                                               SMALL CAP VALUE
                                             INVESTMENT DIVISION
                                      ---------------------------------
                                            2014             2013
                                      ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        12,555  $          6,129
   Net realized gains (losses)......          149,000            18,351
   Change in unrealized gains
     (losses) on investments........         (87,141)           238,169
                                      ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           74,414           262,649
                                      ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............          344,616           193,975
   Net transfers (including
     fixed account).................           70,061            28,074
   Policy charges...................         (99,500)          (74,727)
   Transfers for policy benefits
     and terminations...............         (28,488)          (36,112)
                                      ---------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........          286,689           111,210
                                      ---------------  ----------------
     Net increase (decrease)
        in net assets...............          361,103           373,859
NET ASSETS:
   Beginning of year................        1,115,576           741,717
                                      ---------------  ----------------
   End of year......................  $     1,476,679  $      1,115,576
                                      ===============  ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                             MIST LOOMIS SAYLES                  MIST LORD ABBETT
                                               GLOBAL MARKETS                     BOND DEBENTURE
                                             INVESTMENT DIVISION                INVESTMENT DIVISION
                                      ---------------------------------  --------------------------------
                                            2014            2013 (a)           2014             2013
                                      ----------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         45,366  $            --  $       299,440  $       287,962
   Net realized gains (losses)......            11,968            8,615          153,852           24,342
   Change in unrealized gains
     (losses) on investments........            17,091          191,984        (195,976)           29,621
                                      ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............            74,425          200,599          257,316          341,925
                                      ----------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............           330,205          217,893        1,262,321        1,065,163
   Net transfers (including
     fixed account).................          (10,151)        1,664,910          376,405          211,564
   Policy charges...................         (159,965)        (101,990)        (410,172)        (344,873)
   Transfers for policy benefits
     and terminations...............          (55,213)         (33,138)        (142,824)        (104,787)
                                      ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........           104,876        1,747,675        1,085,730          827,067
                                      ----------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............           179,301        1,948,274        1,343,046        1,168,992
NET ASSETS:
   Beginning of year................         1,948,274               --        4,844,933        3,675,941
                                      ----------------  ---------------  ---------------  ---------------
   End of year......................  $      2,127,575  $     1,948,274  $     6,187,979  $     4,844,933
                                      ================  ===============  ===============  ===============

                                             MIST MET/TEMPLETON                     MIST METLIFE
                                             INTERNATIONAL BOND                 ASSET ALLOCATION 100
                                             INVESTMENT DIVISION                 INVESTMENT DIVISION
                                      ---------------------------------  ---------------------------------
                                            2014              2013             2014              2013
                                      ----------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         22,840  $         3,683  $        142,792  $       116,881
   Net realized gains (losses)......           (2,256)            (606)           229,504          144,207
   Change in unrealized gains
     (losses) on investments........          (20,451)          (1,665)           436,410        3,001,702
                                      ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............               133            1,412           808,706        3,262,790
                                      ----------------  ---------------  ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............           307,331          147,639         3,622,715        3,454,653
   Net transfers (including
     fixed account).................           255,608          203,593           160,796        (273,804)
   Policy charges...................          (69,425)         (33,192)       (1,336,093)      (1,207,832)
   Transfers for policy benefits
     and terminations...............           (6,723)          (5,475)       (1,082,827)        (616,197)
                                      ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........           486,791          312,565         1,364,591        1,356,820
                                      ----------------  ---------------  ----------------  ---------------
     Net increase (decrease)
        in net assets...............           486,924          313,977         2,173,297        4,619,610
NET ASSETS:
   Beginning of year................           385,777           71,800        15,040,637       10,421,027
                                      ----------------  ---------------  ----------------  ---------------
   End of year......................  $        872,701  $       385,777  $     17,213,934  $    15,040,637
                                      ================  ===============  ================  ===============

                                                                              MIST METLIFE MULTI-INDEX
                                         MIST METLIFE BALANCED PLUS                 TARGETED RISK
                                             INVESTMENT DIVISION                 INVESTMENT DIVISION
                                      ---------------------------------  ---------------------------------
                                           2014              2013              2014           2013 (a)
                                      ---------------  ----------------  ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        31,072  $          7,325  $            --   $            45
   Net realized gains (losses)......          147,792            19,141            2,071             2,105
   Change in unrealized gains
     (losses) on investments........            8,383            73,164            5,251               208
                                      ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          187,247            99,630            7,322             2,358
                                      ---------------  ----------------  ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............          724,206           714,392          100,799             7,176
   Net transfers (including
     fixed account).................          338,682           712,238           80,820             7,157
   Policy charges...................        (206,552)         (100,991)         (27,375)           (1,239)
   Transfers for policy benefits
     and terminations...............         (37,576)                --            (246)                --
                                      ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........          818,760         1,325,639          153,998            13,094
                                      ---------------  ----------------  ---------------   ---------------
     Net increase (decrease)
        in net assets...............        1,006,007         1,425,269          161,320            15,452
NET ASSETS:
   Beginning of year................        1,668,172           242,903           15,452                --
                                      ---------------  ----------------  ---------------   ---------------
   End of year......................  $     2,674,179  $      1,668,172  $       176,772   $        15,452
                                      ===============  ================  ===============   ===============

                                                   MIST MFS
                                            EMERGING MARKETS EQUITY
                                              INVESTMENT DIVISION
                                      ---------------------------------
                                            2014              2013
                                      ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         14,436  $        10,380
   Net realized gains (losses)......           (3,325)            1,495
   Change in unrealized gains
     (losses) on investments........         (126,472)         (40,785)
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         (115,361)         (28,910)
                                      ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............           499,176          445,717
   Net transfers (including
     fixed account).................           283,310          305,414
   Policy charges...................         (142,596)        (125,906)
   Transfers for policy benefits
     and terminations...............          (57,796)         (18,164)
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........           582,094          607,061
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets...............           466,733          578,151
NET ASSETS:
   Beginning of year................         1,240,916          662,765
                                      ----------------  ---------------
   End of year......................  $      1,707,649  $     1,240,916
                                      ================  ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013



                                                 MIST MFS                      MIST MORGAN STANLEY
                                          RESEARCH INTERNATIONAL                 MID CAP GROWTH
                                            INVESTMENT DIVISION                INVESTMENT DIVISION
                                      --------------------------------  --------------------------------
                                           2014              2013             2014            2013
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       139,920  $       130,332  $         1,643  $        17,530
   Net realized gains (losses)......           39,443           46,662           58,667           91,093
   Change in unrealized gains
     (losses) on investments........        (588,959)          696,944         (14,617)          643,496
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        (409,596)          873,938           45,693          752,119
                                      ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............          968,607          860,820          745,632          508,846
   Net transfers (including
     fixed account).................          383,791          211,163          169,947         (44,276)
   Policy charges...................        (379,885)        (335,879)        (236,318)        (179,615)
   Transfers for policy benefits
     and terminations...............        (245,680)        (214,834)        (164,959)        (153,571)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........          726,833          521,270          514,302          131,384
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............          317,237        1,395,208          559,995          883,503
NET ASSETS:
   Beginning of year................        5,608,381        4,213,173        2,797,519        1,914,016
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $     5,925,618  $     5,608,381  $     3,357,514  $     2,797,519
                                      ===============  ===============  ===============  ===============

                                                                               MIST
                                             MIST OPPENHEIMER             PANAGORA GLOBAL               MIST PIMCO
                                               GLOBAL EQUITY             DIVERSIFIED RISK        INFLATION PROTECTED BOND
                                            INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                      --------------------------------  -------------------  --------------------------------
                                           2014              2013            2014 (b)              2014             2013
                                      ---------------  ---------------  -------------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        79,147  $        76,110    $            12    $       110,599  $       130,305
   Net realized gains (losses)......          305,077           45,606                 90           (43,206)          254,045
   Change in unrealized gains
     (losses) on investments........        (198,211)        1,185,288               (25)            112,853        (909,540)
                                      ---------------  ---------------  -------------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          186,013        1,307,004                 77            180,246        (525,190)
                                      ---------------  ---------------  -------------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        1,450,162        1,175,591              4,669          1,514,035        1,551,646
   Net transfers (including
     fixed account).................          121,541        2,310,214                 --           (96,293)          403,278
   Policy charges...................        (493,306)        (404,074)              (249)          (571,868)        (544,897)
   Transfers for policy benefits
     and terminations...............        (258,527)        (149,631)                 --          (330,467)        (193,638)
                                      ---------------  ---------------  -------------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........          819,870        2,932,100              4,420            515,407        1,216,389
                                      ---------------  ---------------  -------------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............        1,005,883        4,239,104              4,497            695,653          691,199
NET ASSETS:
   Beginning of year................        7,378,649        3,139,545                 --          5,852,386        5,161,187
                                      ---------------  ---------------  -------------------  ---------------  ---------------
   End of year......................  $     8,384,532  $     7,378,649    $         4,497    $     6,548,039  $     5,852,386
                                      ===============  ===============  ===================  ===============  ===============



                                           MIST PIMCO TOTAL RETURN          MIST PYRAMIS MANAGED RISK
                                             INVESTMENT DIVISION               INVESTMENT DIVISION
                                      --------------------------------  ---------------------------------
                                           2014              2013             2014           2013 (a)
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       354,205  $       510,089  $            --  $           792
   Net realized gains (losses)......         (20,310)          213,450            3,800          (3,015)
   Change in unrealized gains
     (losses) on investments........          290,578        (928,897)            6,739            4,510
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          624,473        (205,358)           10,539            2,287
                                      ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        3,258,225        3,098,158           44,363            8,997
   Net transfers (including
     fixed account).................        (283,324)        1,038,569           18,375           96,353
   Policy charges...................      (1,187,157)      (1,132,167)         (18,729)          (4,366)
   Transfers for policy benefits
     and terminations...............        (556,059)        (512,957)               --               --
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........        1,231,685        2,491,603           44,009          100,984
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............        1,856,158        2,286,245           54,548          103,271
NET ASSETS:
   Beginning of year................       13,378,967       11,092,722          103,271               --
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $    15,235,125  $    13,378,967  $       157,819  $       103,271
                                      ===============  ===============  ===============  ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                               MIST SCHRODERS                       MIST SSGA
                                             GLOBAL MULTI-ASSET               GROWTH AND INCOME ETF
                                             INVESTMENT DIVISION               INVESTMENT DIVISION
                                      --------------------------------  --------------------------------
                                           2014             2013              2014             2013
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        11,379  $            20  $       200,073  $       175,394
   Net realized gains (losses)......           33,622          (4,721)          574,134          212,999
   Change in unrealized gains
     (losses) on investments........           20,383           43,512        (269,579)          496,167
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           65,384           38,811          504,628          884,560
                                      ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............          150,981          268,363        2,670,477        2,825,997
   Net transfers (including
     fixed account).................           54,225          504,231          595,665        (142,837)
   Policy charges...................         (63,304)         (34,149)        (948,189)        (870,321)
   Transfers for policy benefits
     and terminations...............          (4,280)         (22,030)        (215,023)        (128,641)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........          137,622          716,415        2,102,930        1,684,198
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............          203,006          755,226        2,607,558        2,568,758
NET ASSETS:
   Beginning of year................          790,844           35,618        8,326,201        5,757,443
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $       993,850  $       790,844  $    10,933,759  $     8,326,201
                                      ===============  ===============  ===============  ===============

                                                                               MIST T. ROWE PRICE
                                            MIST SSGA GROWTH ETF                 MID CAP GROWTH
                                             INVESTMENT DIVISION               INVESTMENT DIVISION
                                      --------------------------------  ---------------------------------
                                            2014             2013             2014             2013
                                      ---------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       207,297  $       152,246  $            --  $         18,067
   Net realized gains (losses)......          703,399          289,784          788,058           307,776
   Change in unrealized gains
     (losses) on investments........        (345,501)          781,387          174,849         1,184,460
                                      ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          565,195        1,223,417          962,907         1,510,303
                                      ---------------  ---------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        2,911,923        2,871,648        2,035,680         1,253,934
   Net transfers (including
     fixed account).................          164,584          143,313          915,461           486,147
   Policy charges...................        (987,229)        (874,513)        (641,909)         (446,538)
   Transfers for policy benefits
     and terminations...............        (550,740)        (121,396)        (304,263)         (291,244)
                                      ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........        1,538,538        2,019,052        2,004,969         1,002,299
                                      ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets...............        2,103,733        3,242,469        2,967,876         2,512,602
NET ASSETS:
   Beginning of year................        8,876,708        5,634,239        6,198,327         3,685,725
                                      ---------------  ---------------  ---------------  ----------------
   End of year......................  $    10,980,441  $     8,876,708  $     9,166,203  $      6,198,327
                                      ===============  ===============  ===============  ================

                                                  MIST WMC                      MSF BAILLIE GIFFORD
                                             LARGE CAP RESEARCH                 INTERNATIONAL STOCK
                                             INVESTMENT DIVISION                INVESTMENT DIVISION
                                      ---------------------------------  ---------------------------------
                                            2014             2013              2014             2013
                                      ---------------  ----------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        22,762  $         22,694  $        28,338  $         26,266
   Net realized gains (losses)......           61,285            25,673           24,732            12,212
   Change in unrealized gains
     (losses) on investments........          257,612           467,697        (116,537)           215,622
                                      ---------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          341,659           516,064         (63,467)           254,100
                                      ---------------  ----------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............          638,215           551,845          420,913           434,781
   Net transfers (including
     fixed account).................         (63,029)           160,172           89,976            58,387
   Policy charges...................        (215,062)         (167,926)        (170,739)         (155,831)
   Transfers for policy benefits
     and terminations...............         (78,531)          (42,954)        (181,532)          (97,477)
                                      ---------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........          281,593           501,137          158,618           239,860
                                      ---------------  ----------------  ---------------  ----------------
     Net increase (decrease)
        in net assets...............          623,252         1,017,201           95,151           493,960
NET ASSETS:
   Beginning of year................        2,298,188         1,280,987        1,961,680         1,467,720
                                      ---------------  ----------------  ---------------  ----------------
   End of year......................  $     2,921,440  $      2,298,188  $     2,056,831  $      1,961,680
                                      ===============  ================  ===============  ================

                                                MSF BARCLAYS
                                            AGGREGATE BOND INDEX
                                             INVESTMENT DIVISION
                                      --------------------------------
                                           2014              2013
                                      ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       372,088  $       336,891
   Net realized gains (losses)......          (8,987)          (6,555)
   Change in unrealized gains
     (losses) on investments........          354,346        (558,307)
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          717,447        (227,971)
                                      ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        3,452,179        3,007,304
   Net transfers (including
     fixed account).................          499,961        1,756,838
   Policy charges...................      (1,439,156)      (1,185,193)
   Transfers for policy benefits
     and terminations...............        (841,497)        (331,602)
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........        1,671,487        3,247,347
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets...............        2,388,934        3,019,376
NET ASSETS:
   Beginning of year................       11,621,462        8,602,086
                                      ---------------  ---------------
   End of year......................  $    14,010,396  $    11,621,462
                                      ===============  ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                                                                   MSF BLACKROCK
                                          MSF BLACKROCK BOND INCOME            CAPITAL APPRECIATION
                                             INVESTMENT DIVISION                INVESTMENT DIVISION
                                      ---------------------------------  --------------------------------
                                           2014              2013              2014             2013
                                      ---------------  ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        99,777  $         91,077  $         1,426  $        13,194
   Net realized gains (losses)......            1,202            56,859           31,779           40,565
   Change in unrealized gains
     (losses) on investments........          101,850         (166,994)          185,715          455,390
                                      ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          202,829          (19,058)          218,920          509,149
                                      ---------------  ----------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............          813,722           727,459          705,201          519,260
   Net transfers (including
     fixed account).................           55,984           245,895          108,846           50,933
   Policy charges...................        (303,780)         (250,776)        (230,198)        (184,963)
   Transfers for policy benefits
     and terminations...............        (195,059)          (92,168)        (102,025)        (102,257)
                                      ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........          370,867           630,410          481,824          282,973
                                      ---------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............          573,696           611,352          700,744          792,122
NET ASSETS:
   Beginning of year................        2,721,061         2,109,709        2,081,980        1,289,858
                                      ---------------  ----------------  ---------------  ---------------
   End of year......................  $     3,294,757  $      2,721,061  $     2,782,724  $     2,081,980
                                      ===============  ================  ===============  ===============

                                                MSF BLACKROCK
                                               LARGE CAP VALUE             MSF FRONTIER MID CAP GROWTH
                                             INVESTMENT DIVISION               INVESTMENT DIVISION
                                      --------------------------------  --------------------------------
                                           2014             2013             2014              2013
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        82,573  $        70,276  $            --  $        31,703
   Net realized gains (losses)......        1,519,421          348,225          338,122          106,178
   Change in unrealized gains
     (losses) on investments........        (957,263)        1,005,769            8,680          586,239
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          644,731        1,424,270          346,802          724,120
                                      ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        1,344,205        1,183,146          584,275          592,040
   Net transfers (including
     fixed account).................           68,448        (113,083)         (50,739)         (85,893)
   Policy charges...................        (506,755)        (427,070)        (256,663)        (237,716)
   Transfers for policy benefits
     and terminations...............        (282,657)        (163,285)        (134,663)         (78,628)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........          623,241          479,708          142,210          189,803
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............        1,267,972        1,903,978          489,012          913,923
NET ASSETS:
   Beginning of year................        6,130,398        4,226,420        3,014,510        2,100,587
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $     7,398,370  $     6,130,398  $     3,503,522  $     3,014,510
                                      ===============  ===============  ===============  ===============

                                                                                MSF LOOMIS SAYLES
                                             MSF JENNISON GROWTH                 SMALL CAP CORE
                                             INVESTMENT DIVISION               INVESTMENT DIVISION
                                      --------------------------------  --------------------------------
                                           2014              2013            2014              2013
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         7,793  $         8,613  $         1,811  $        14,224
   Net realized gains (losses)......          185,350           52,827          606,962          326,219
   Change in unrealized gains
     (losses) on investments........           75,397          646,731        (435,224)          807,987
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          268,540          708,171          173,549        1,148,430
                                      ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............          669,257          598,649          811,793          699,226
   Net transfers (including
     fixed account).................           27,759           17,867          127,227         (61,198)
   Policy charges...................        (250,888)        (213,919)        (345,427)        (303,338)
   Transfers for policy benefits
     and terminations...............        (106,315)         (69,948)        (221,535)        (157,958)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........          339,813          332,649          372,058          176,732
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............          608,353        1,040,820          545,607        1,325,162
NET ASSETS:
   Beginning of year................        2,745,868        1,705,048        4,050,762        2,725,600
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $     3,354,221  $     2,745,868  $     4,596,369  $     4,050,762
                                      ===============  ===============  ===============  ===============

                                               MSF LOOMIS SAYLES
                                               SMALL CAP GROWTH
                                              INVESTMENT DIVISION
                                      ---------------------------------
                                            2014             2013
                                      ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $             --  $            --
   Net realized gains (losses)......           279,969           60,475
   Change in unrealized gains
     (losses) on investments........         (221,530)          472,507
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............            58,439          532,982
                                      ----------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............           814,034          356,114
   Net transfers (including
     fixed account).................           519,193          230,477
   Policy charges...................         (205,823)        (128,692)
   Transfers for policy benefits
     and terminations...............          (46,713)        (116,016)
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........         1,080,691          341,883
                                      ----------------  ---------------
     Net increase (decrease)
        in net assets...............         1,139,130          874,865
NET ASSETS:
   Beginning of year................         1,839,284          964,419
                                      ----------------  ---------------
   End of year......................  $      2,978,414  $     1,839,284
                                      ================  ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                               MSF MET/ARTISAN                       MSF METLIFE
                                                MID CAP VALUE                    ASSET ALLOCATION 20
                                             INVESTMENT DIVISION                 INVESTMENT DIVISION
                                      ----------------------------------  --------------------------------
                                            2014              2013             2014              2013
                                      ----------------  ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         19,079  $         18,413  $       126,978  $        73,332
   Net realized gains (losses)......            60,672            35,621          130,024           26,006
   Change in unrealized gains
     (losses) on investments........          (28,794)           559,511        (109,697)            7,134
                                      ----------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............            50,957           613,545          147,305          106,472
                                      ----------------  ----------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............           548,450           402,859          943,783          669,062
   Net transfers (including
     fixed account).................            14,324           238,092          222,111           74,319
   Policy charges...................         (197,081)         (159,691)        (269,704)        (235,506)
   Transfers for policy benefits
     and terminations...............          (78,769)          (77,890)        (144,800)        (152,432)
                                      ----------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........           286,924           403,370          751,390          355,443
                                      ----------------  ----------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............           337,881         1,016,915          898,695          461,915
NET ASSETS:
   Beginning of year................         2,541,701         1,524,786        2,767,706        2,305,791
                                      ----------------  ----------------  ---------------  ---------------
   End of year......................  $      2,879,582  $      2,541,701  $     3,666,401  $     2,767,706
                                      ================  ================  ===============  ===============

                                                  MSF METLIFE                        MSF METLIFE
                                              ASSET ALLOCATION 40                ASSET ALLOCATION 60
                                              INVESTMENT DIVISION                INVESTMENT DIVISION
                                      ---------------------------------  ----------------------------------
                                            2014             2013              2014              2013
                                      ----------------  ---------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        166,546  $       109,454  $        719,739  $        538,853
   Net realized gains (losses)......           223,019          131,165         1,359,584           435,174
   Change in unrealized gains
     (losses) on investments........         (111,024)          209,570         (408,098)         3,339,452
                                      ----------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           278,541          450,189         1,671,225         4,313,479
                                      ----------------  ---------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............         1,193,947        1,574,925         6,240,951         6,426,665
   Net transfers (including
     fixed account).................            31,701           35,504           869,851         1,053,597
   Policy charges...................         (597,091)        (488,255)       (2,785,633)       (2,474,960)
   Transfers for policy benefits
     and terminations...............         (171,828)        (150,156)       (1,304,294)       (1,158,462)
                                      ----------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........           456,729          972,018         3,020,875         3,846,840
                                      ----------------  ---------------  ----------------  ----------------
     Net increase (decrease)
        in net assets...............           735,270        1,422,207         4,692,100         8,160,319
NET ASSETS:
   Beginning of year................         5,125,237        3,703,030        29,901,172        21,740,853
                                      ----------------  ---------------  ----------------  ----------------
   End of year......................  $      5,860,507  $     5,125,237  $     34,593,272  $     29,901,172
                                      ================  ===============  ================  ================

                                                  MSF METLIFE                         MSF METLIFE
                                              ASSET ALLOCATION 80                 MID CAP STOCK INDEX
                                              INVESTMENT DIVISION                 INVESTMENT DIVISION
                                      ----------------------------------  ----------------------------------
                                            2014              2013              2014              2013
                                      ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $      1,168,661  $        843,640  $         87,713  $         67,560
   Net realized gains (losses)......         1,728,840           809,552           550,423           301,343
   Change in unrealized gains
     (losses) on investments........           824,930         9,781,513           217,617         1,365,701
                                      ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         3,722,431        11,434,705           855,753         1,734,604
                                      ----------------  ----------------  ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        15,032,396        13,370,010         2,669,187         1,932,712
   Net transfers (including
     fixed account).................         3,815,949         (476,282)           420,219           397,993
   Policy charges...................       (6,178,882)       (5,266,047)         (965,295)         (734,574)
   Transfers for policy benefits
     and terminations...............       (3,573,261)       (2,790,656)         (466,131)         (272,060)
                                      ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........         9,096,202         4,837,025         1,657,980         1,324,071
                                      ----------------  ----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets...............        12,818,633        16,271,730         2,513,733         3,058,675
NET ASSETS:
   Beginning of year................        60,850,163        44,578,433         7,771,878         4,713,203
                                      ----------------  ----------------  ----------------  ----------------
   End of year......................  $     73,668,796  $     60,850,163  $     10,285,611  $      7,771,878
                                      ================  ================  ================  ================


                                            MSF METLIFE STOCK INDEX
                                              INVESTMENT DIVISION
                                      ----------------------------------
                                            2014              2013
                                      ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        490,394  $        404,338
   Net realized gains (losses)......         1,554,399           907,497
   Change in unrealized gains
     (losses) on investments........         1,881,874         4,977,124
                                      ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         3,926,667         6,288,959
                                      ----------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............         7,734,492         6,099,722
   Net transfers (including
     fixed account).................           507,775         (413,321)
   Policy charges...................       (3,105,049)       (2,609,720)
   Transfers for policy benefits
     and terminations...............       (2,279,490)       (1,077,157)
                                      ----------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........         2,857,728         1,999,524
                                      ----------------  ----------------
     Net increase (decrease)
        in net assets...............         6,784,395         8,288,483
NET ASSETS:
   Beginning of year................        26,912,058        18,623,575
                                      ----------------  ----------------
   End of year......................  $     33,696,453  $     26,912,058
                                      ================  ================

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013



                                           MSF MFS TOTAL RETURN                   MSF MFS VALUE
                                            INVESTMENT DIVISION                INVESTMENT DIVISION
                                      --------------------------------  --------------------------------
                                           2014              2013             2014            2013
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        56,075  $        47,790  $       122,195  $        33,656
   Net realized gains (losses)......           39,446           24,491          434,350          115,297
   Change in unrealized gains
     (losses) on investments........          107,316          256,988          242,128        1,169,099
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          202,837          329,269          798,673        1,318,052
                                      ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............          468,359          481,697        1,365,668          875,509
   Net transfers (including
     fixed account).................         (11,734)           73,955         (17,477)        3,865,724
   Policy charges...................        (181,864)        (158,748)        (476,700)        (366,092)
   Transfers for policy benefits
     and terminations...............        (127,187)         (87,307)        (290,894)        (120,506)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........          147,574          309,597          580,597        4,254,635
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............          350,411          638,866        1,379,270        5,572,687
NET ASSETS:
   Beginning of year................        2,252,380        1,613,514        7,010,221        1,437,534
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $     2,602,791  $     2,252,380  $     8,389,491  $     7,010,221
                                      ===============  ===============  ===============  ===============


                                            MSF MSCI EAFE INDEX            MSF NEUBERGER BERMAN GENESIS
                                            INVESTMENT DIVISION                 INVESTMENT DIVISION
                                      --------------------------------  ---------------------------------
                                           2014              2013             2014             2013
                                      ---------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $       279,827  $       255,301  $        13,387  $         13,104
   Net realized gains (losses)......          113,543          115,095           68,153            47,366
   Change in unrealized gains
     (losses) on investments........      (1,128,013)        1,376,411         (71,532)           759,166
                                      ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        (734,643)        1,746,807           10,008           819,636
                                      ---------------  ---------------  ---------------  ----------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        3,258,955        2,653,882          639,506           456,051
   Net transfers (including
     fixed account).................        1,518,624          499,567           35,399           871,818
   Policy charges...................      (1,225,753)      (1,012,116)        (240,742)         (191,199)
   Transfers for policy benefits
     and terminations...............        (816,056)        (392,039)        (111,515)          (65,158)
                                      ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........        2,735,770        1,749,294          322,648         1,071,512
                                      ---------------  ---------------  ---------------  ----------------
     Net increase (decrease)
        in net assets...............        2,001,127        3,496,101          332,656         1,891,148
NET ASSETS:
   Beginning of year................       10,474,509        6,978,408        3,316,658         1,425,510
                                      ---------------  ---------------  ---------------  ----------------
   End of year......................  $    12,475,636  $    10,474,509  $     3,649,314  $      3,316,658
                                      ===============  ===============  ===============  ================

                                                                                 MSF T. ROWE PRICE
                                           MSF RUSSELL 2000 INDEX                LARGE CAP GROWTH
                                             INVESTMENT DIVISION                INVESTMENT DIVISION
                                      ---------------------------------  --------------------------------
                                            2014             2013              2014             2013
                                      ---------------   ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        69,868   $        67,622  $         4,171  $         6,423
   Net realized gains (losses)......          308,819           379,757          671,277           96,552
   Change in unrealized gains
     (losses) on investments........              271         1,064,585           19,442        1,414,689
                                      ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          378,958         1,511,964          694,890        1,517,664
                                      ---------------   ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        1,990,048         1,443,743        2,252,247        1,258,234
   Net transfers (including
     fixed account).................          212,126            83,204          710,499        2,527,672
   Policy charges...................        (675,692)         (535,732)        (714,178)        (424,603)
   Transfers for policy benefits
     and terminations...............        (453,500)         (278,893)        (427,573)        (170,441)
                                      ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........        1,072,982           712,322        1,820,995        3,190,862
                                      ---------------   ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............        1,451,940         2,224,286        2,515,885        4,708,526
NET ASSETS:
   Beginning of year................        5,766,642         3,542,356        6,502,571        1,794,045
                                      ---------------   ---------------  ---------------  ---------------
   End of year......................  $     7,218,582   $     5,766,642  $     9,018,456  $     6,502,571
                                      ===============   ===============  ===============  ===============

                                              MSF T. ROWE PRICE
                                              SMALL CAP GROWTH
                                             INVESTMENT DIVISION
                                      --------------------------------
                                           2014             2013
                                      ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $           818  $        10,507
   Net realized gains (losses)......          526,666          259,202
   Change in unrealized gains
     (losses) on investments........        (144,375)          990,989
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          383,109        1,260,698
                                      ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        1,583,861          912,408
   Net transfers (including
     fixed account).................          428,262          284,051
   Policy charges...................        (482,855)        (334,464)
   Transfers for policy benefits
     and terminations...............        (191,142)        (137,469)
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........        1,338,126          724,526
                                      ---------------  ---------------
     Net increase (decrease)
        in net assets...............        1,721,235        1,985,224
NET ASSETS:
   Beginning of year................        4,533,082        2,547,858
                                      ---------------  ---------------
   End of year......................  $     6,254,317  $     4,533,082
                                      ===============  ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                      OF METLIFE INSURANCE COMPANY USA
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013


                                                MSF VAN ECK               MSF WESTERN ASSET MANAGEMENT
                                         GLOBAL NATURAL RESOURCES         STRATEGIC BOND OPPORTUNITIES
                                            INVESTMENT DIVISION                INVESTMENT DIVISION
                                      --------------------------------  --------------------------------
                                           2014              2013            2014              2013
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $         6,945  $         6,738  $       127,735  $       108,593
   Net realized gains (losses)......           58,621            2,817            4,447           22,235
   Change in unrealized gains
     (losses) on investments........        (387,818)           98,659          (9,147)        (110,630)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        (322,252)          108,214          123,035           20,198
                                      ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............          526,577          423,861          485,445          454,534
   Net transfers (including
     fixed account).................          322,056          156,774          379,861        (104,902)
   Policy charges...................        (165,986)        (115,603)        (199,362)        (179,588)
   Transfers for policy benefits
     and terminations...............         (34,857)         (13,619)         (67,122)        (104,486)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........          647,790          451,413          598,822           65,558
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............          325,538          559,627          721,857           85,756
NET ASSETS:
   Beginning of year................        1,202,899          643,272        2,202,024        2,116,268
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $     1,528,437  $     1,202,899  $     2,923,881  $     2,202,024
                                      ===============  ===============  ===============  ===============

                                        MSF WESTERN ASSET MANAGEMENT
                                               U.S. GOVERNMENT                  MSF WMC BALANCED
                                             INVESTMENT DIVISION               INVESTMENT DIVISION
                                      --------------------------------  --------------------------------
                                            2014             2013            2014             2013
                                      ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        26,305  $        29,037  $        36,026  $        34,457
   Net realized gains (losses)......              481              317           46,336            7,869
   Change in unrealized gains
     (losses) on investments........           11,646         (39,218)          115,518          236,979
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............           38,432          (9,864)          197,880          279,305
                                      ---------------  ---------------  ---------------  ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............          261,120          251,832          399,983          339,001
   Net transfers (including
     fixed account).................         (17,201)          (6,099)           39,540          151,085
   Policy charges...................        (114,261)        (109,517)        (166,763)        (148,406)
   Transfers for policy benefits
     and terminations...............         (58,952)         (82,289)         (74,162)         (33,432)
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........           70,706           53,927          198,598          308,248
                                      ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
        in net assets...............          109,138           44,063          396,478          587,553
NET ASSETS:
   Beginning of year................        1,349,753        1,305,690        1,783,279        1,195,726
                                      ---------------  ---------------  ---------------  ---------------
   End of year......................  $     1,458,891  $     1,349,753  $     2,179,757  $     1,783,279
                                      ===============  ===============  ===============  ===============

                                                    MSF WMC
                                           CORE EQUITY OPPORTUNITIES
                                              INVESTMENT DIVISION
                                      ---------------------------------
                                            2014             2013
                                      ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).....  $        82,769   $       126,492
   Net realized gains (losses)......        1,189,789           344,050
   Change in unrealized gains
     (losses) on investments........         (13,466)         2,246,472
                                      ---------------   ---------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        1,259,092         2,717,014
                                      ---------------   ---------------
POLICY TRANSACTIONS:
   Premium payments received
     from policy owners.............        2,342,150         2,067,392
   Net transfers (including
     fixed account).................        (395,372)         (208,600)
   Policy charges...................        (954,933)         (839,892)
   Transfers for policy benefits
     and terminations...............        (453,957)         (415,829)
                                      ---------------   ---------------
     Net increase (decrease)
        in net assets resulting from
        policy transactions.........          537,888           603,071
                                      ---------------   ---------------
     Net increase (decrease)
        in net assets...............        1,796,980         3,320,085
NET ASSETS:
   Beginning of year................       11,124,108         7,804,023
                                      ---------------   ---------------
   End of year......................  $    12,921,088   $    11,124,108
                                      ===============   ===============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 28, 2014 to December 31, 2014.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INSURANCE COMPANY USA
                 NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


MetLife Investors USA Variable Life Account A (the "Separate Account"), a separate account of MetLife Insurance Company USA (the "Company"), was established by the Board of Directors of MetLife Investors USA Insurance Company ("MLI-USA") on November 15, 2005 to support operations of MLI-USA with respect to certain variable life insurance policies (the "Policies"). On November 14, 2014, MLI-USA merged into MetLife Insurance Company of Connecticut, which subsequently changed its name to MetLife Insurance Company USA and its state of domicile to Delaware, and the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Delaware Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")      Met Investors Series Trust ("MIST")*
Franklin Templeton Variable Insurance Products Trust    Metropolitan Series Fund ("MSF")*
   ("FTVIPT")

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.


2.  LIST OF INVESTMENT DIVISIONS


Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the policy owner. The following Investment Divisions had net assets as of December 31, 2014:

American Funds Bond Investment Division                 MIST BlackRock Global Tactical Strategies Investment
American Funds Global Small Capitalization                Division
   Investment Division                                  MIST Clarion Global Real Estate Investment Division
American Funds Growth Investment Division               MIST ClearBridge Aggressive Growth Investment
American Funds Growth-Income Investment Division          Division
FTVIPT Franklin Income VIP Investment Division          MIST Harris Oakmark International Investment
FTVIPT Franklin Mutual Shares VIP Investment              Division
   Division                                             MIST Invesco Balanced-Risk Allocation Investment
MIST AllianceBernstein Global Dynamic Allocation          Division
   Investment Division                                  MIST Invesco Mid Cap Value Investment Division
MIST Allianz Global Investors Dynamic Multi-Asset       MIST Invesco Small Cap Growth Investment Division
   Plus Investment Division (a)                         MIST JPMorgan Global Active Allocation Investment
MIST American Funds Balanced Allocation                   Division
   Investment Division                                  MIST JPMorgan Small Cap Value Investment
MIST American Funds Growth Allocation Investment          Division
   Division                                             MIST Loomis Sayles Global Markets Investment
MIST American Funds Moderate Allocation                   Division
   Investment Division                                  MIST Lord Abbett Bond Debenture Investment
MIST AQR Global Risk Balanced Investment Division         Division

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                  OF METLIFE INSURANCE COMPANY USA
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF INVESTMENT DIVISIONS -- (CONCLUDED)


MIST Met/Templeton International Bond Investment         MSF BlackRock Capital Appreciation Investment
   Division                                                Division
MIST MetLife Asset Allocation 100 Investment             MSF BlackRock Large Cap Value Investment Division
   Division                                              MSF Frontier Mid Cap Growth Investment Division
MIST MetLife Balanced Plus Investment Division           MSF Jennison Growth Investment Division
MIST MetLife Multi-Index Targeted Risk Investment        MSF Loomis Sayles Small Cap Core Investment
   Division                                                Division
MIST MFS Emerging Markets Equity Investment              MSF Loomis Sayles Small Cap Growth Investment
   Division                                                Division
MIST MFS Research International Investment               MSF Met/Artisan Mid Cap Value Investment Division
   Division                                              MSF MetLife Asset Allocation 20 Investment Division
MIST Morgan Stanley Mid Cap Growth Investment            MSF MetLife Asset Allocation 40 Investment Division
   Division                                              MSF MetLife Asset Allocation 60 Investment Division
MIST Oppenheimer Global Equity Investment                MSF MetLife Asset Allocation 80 Investment Division
   Division                                              MSF MetLife Mid Cap Stock Index Investment
MIST PanAgora Global Diversified Risk Investment           Division
   Division (a)                                          MSF MetLife Stock Index Investment Division
MIST PIMCO Inflation Protected Bond Investment           MSF MFS Total Return Investment Division
   Division                                              MSF MFS Value Investment Division
MIST PIMCO Total Return Investment Division              MSF MSCI EAFE Index Investment Division
MIST Pyramis Managed Risk Investment Division            MSF Neuberger Berman Genesis Investment Division
MIST Schroders Global Multi-Asset Investment             MSF Russell 2000 Index Investment Division
   Division                                              MSF T. Rowe Price Large Cap Growth Investment
MIST SSgA Growth and Income ETF Investment                 Division
   Division                                              MSF T. Rowe Price Small Cap Growth Investment
MIST SSgA Growth ETF Investment Division                   Division
MIST T. Rowe Price Mid Cap Growth Investment             MSF Van Eck Global Natural Resources Investment
   Division                                                Division
MIST WMC Large Cap Research Investment                   MSF Western Asset Management Strategic Bond
   Division                                                Opportunities Investment Division
MSF Baillie Gifford International Stock Investment       MSF Western Asset Management U.S. Government
   Division                                                Investment Division
MSF Barclays Aggregate Bond Index Investment             MSF WMC Balanced Investment Division
   Division                                              MSF WMC Core Equity Opportunities Investment
MSF BlackRock Bond Income Investment Division              Division

(a) This Investment Division began operations during the year ended December 31, 2014.


3. PORTFOLIO CHANGES


The following Investment Divisions ceased operations during the year ended December 31, 2014:

MIST ClearBridge Aggressive Growth II Investment Division
MIST MetLife Growth Strategy Investment Division

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                  OF METLIFE INSURANCE COMPANY USA
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3.  PORTFOLIO CHANGES -- (CONCLUDED)


The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2014:

NAME CHANGES:

Former Name                                             New Name

Franklin Income Securities Fund                         Franklin Income VIP Fund
Franklin Mutual Shares Securities Fund                  Franklin Mutual Shares VIP Fund
(MIST) BlackRock Large Cap Core Portfolio               (MIST) WMC Large Cap Research Portfolio
(MIST) MetLife Aggressive Strategy Portfolio            (MIST) MetLife Asset Allocation 100 Portfolio
(MSF) BlackRock Diversified Portfolio                   (MSF) WMC Balanced Portfolio
(MSF) Davis Venture Value Portfolio                     (MSF) WMC Core Equity Opportunities Portfolio
(MSF) MetLife Conservative Allocation Portfolio         (MSF) MetLife Asset Allocation 20 Portfolio
(MSF) MetLife Conservative to Moderate Allocation       (MSF) MetLife Asset Allocation 40 Portfolio
   Portfolio
(MSF) MetLife Moderate Allocation Portfolio             (MSF) MetLife Asset Allocation 60 Portfolio
(MSF) MetLife Moderate to Aggressive Allocation         (MSF) MetLife Asset Allocation 80 Portfolio
   Portfolio

MERGERS:

Former Portfolio                                        New Portfolio

(MIST) ClearBridge Aggressive Growth Portfolio II       (MIST) ClearBridge Aggressive Growth Portfolio
(MIST) MetLife Growth Strategy Portfolio                (MSF) MetLife Asset Allocation 80 Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board ACCOUNTING STANDARDS CODIFICATION TOPIC 946.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.


SECURITY VALUATION
An Investment Division's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                  OF METLIFE INSURANCE COMPANY USA
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.


PREMIUM PAYMENTS
The Company deducts a sales charge for certain policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Investment Divisions and are credited as accumulation units.


NET TRANSFERS
Funds transferred by the policy owner into or out of Investment Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


5.  EXPENSES AND RELATED PARTY TRANSACTIONS


The mortality and expense risk is assumed by the Company. The mortality risk assumed is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                  OF METLIFE INSURANCE COMPANY USA
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)


The mortality and expense risk charge, which ranges from 0.05% to 0.60%, is assessed through the redemption of units on a monthly basis and is recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions. Other policy charges that are assessed through the redemption of units generally include: Cost of Insurance ("COI") charges, a coverage expense charge, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. A coverage expense charge ranges from $0.04 to $2.30 for every $1,000 of the policy face amount and is assessed each month for the first 8 policy years. Policy fees are assessed monthly and range from $9 to $12 for policies with face amounts less than $50,000 and from $8 to $15 for policies with face amounts between $50,000 and $249,999 depending on the policy year. No policy fee applies to policies issued with face amounts equal to or greater than $250,000. In addition, a surrender charge is imposed if the policy is partially or fully surrendered within the specified surrender charge period that ranges from $3.75 to $38.25 per $1,000 of the policy face amount. The policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0.00 to $0.40 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $0.00 to $61.44 per $100 of the benefit provided. These charges are paid to the Company and are recorded as a policy charge in the statements of changes in net assets of the applicable Investment Divisions.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                  OF METLIFE INSURANCE COMPANY USA
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                                                                                         FOR THE YEAR ENDED
                                                                       AS OF DECEMBER 31, 2014            DECEMBER 31, 2014
                                                                   ------------------------------  -------------------------------
                                                                                                      COST OF          PROCEEDS
                                                                      SHARES          COST ($)     PURCHASES ($)    FROM SALES ($)
                                                                   -------------    -------------  -------------    --------------
     American Funds Bond Investment Division.....................        442,266        4,772,412      1,289,291           249,097
     American Funds Global Small Capitalization Investment
        Division.................................................        498,928        9,610,665      1,720,652           640,325
     American Funds Growth Investment Division...................        399,181       22,164,325      5,205,070         1,442,873
     American Funds Growth-Income Investment Division............        355,312       13,109,488      3,650,680         2,348,928
     FTVIPT Franklin Income VIP Investment Division..............         31,661          513,220        361,730            18,576
     FTVIPT Franklin Mutual Shares VIP Investment Division.......         23,027          504,009        361,292            26,176
     MIST AllianceBernstein Global Dynamic Allocation Investment
        Division.................................................         68,364          753,524        199,423            95,518
     MIST Allianz Global Investors Dynamic Multi-Asset Plus
        Investment Division (a)..................................             78              818          1,975             1,163
     MIST American Funds Balanced Allocation Investment
        Division.................................................        441,720        4,465,876      1,439,584           148,232
     MIST American Funds Growth Allocation Investment
        Division.................................................      1,520,175       14,197,956      5,091,041           579,062
     MIST American Funds Moderate Allocation Investment
        Division.................................................        710,696        7,233,029      2,681,806           249,365
     MIST AQR Global Risk Balanced Investment Division...........        151,613        1,662,762        499,420           202,381
     MIST BlackRock Global Tactical Strategies Investment
        Division.................................................        139,025        1,472,135        730,855           171,594
     MIST Clarion Global Real Estate Investment Division.........        671,993        7,052,725      1,644,601           635,359
     MIST ClearBridge Aggressive Growth Investment Division......      1,244,753       16,618,292     15,070,183         1,193,607
     MIST Harris Oakmark International Investment Division.......        901,594       13,165,429      5,021,494           586,168
     MIST Invesco Balanced-Risk Allocation Investment Division...        103,734        1,090,096        364,806           211,145
     MIST Invesco Mid Cap Value Investment Division..............        304,384        5,436,515      1,649,070           235,400
     MIST Invesco Small Cap Growth Investment Division...........        122,393        2,014,456      1,307,527           677,398
     MIST JPMorgan Global Active Allocation Investment Division..         71,670          794,642        221,525            67,522
     MIST JPMorgan Small Cap Value Investment Division...........         81,630        1,237,161        501,707            65,057
     MIST Loomis Sayles Global Markets Investment Division.......        140,713        1,918,501        275,552           125,307
     MIST Lord Abbett Bond Debenture Investment Division.........        474,175        6,088,830      1,902,386           377,626
     MIST Met/Templeton International Bond Investment Division...         77,094          892,315        714,747           205,117
     MIST MetLife Asset Allocation 100 Investment Division.......      1,226,938       13,390,377      2,544,780         1,037,395
     MIST MetLife Balanced Plus Investment Division..............        228,562        2,581,038      1,266,461           278,883
     MIST MetLife Multi-Index Targeted Risk Investment Division..         14,442          171,313        226,006            71,819
     MIST MFS Emerging Markets Equity Investment Division........        177,510        1,819,489        814,180           217,650
     MIST MFS Research International Investment Division.........        542,143        5,323,101      1,108,035           241,282
     MIST Morgan Stanley Mid Cap Growth Investment Division......        203,362        2,575,927        752,095           236,150
     MIST Oppenheimer Global Equity Investment Division..........        412,219        6,901,108      1,496,948           367,875
     MIST PanAgora Global Diversified Risk Investment
        Division (a).............................................            436            4,521          4,715               196
     MIST PIMCO Inflation Protected Bond Investment
        Division.................................................        649,607        7,145,944      1,180,502           554,495
     MIST PIMCO Total Return Investment Division.................      1,260,143       15,313,957      2,941,450         1,355,560
     MIST Pyramis Managed Risk Investment Division...............         13,771          146,570         98,433            53,994
     MIST Schroders Global Multi-Asset Investment Division.......         83,940          930,207        227,274            47,162
     MIST SSgA Growth and Income ETF Investment Division.........        866,383       10,269,778      3,761,814           983,792
     MIST SSgA Growth ETF Investment Division....................        874,936       10,085,270      3,376,489         1,020,781
     MIST T. Rowe Price Mid Cap Growth Investment Division.......        732,125        7,497,397      3,500,506           853,162
     MIST WMC Large Cap Research Investment Division.............        201,618        2,048,634        524,257           219,902
     MSF Baillie Gifford International Stock Investment Division.        204,253        1,880,145        387,512           200,555
     MSF Barclays Aggregate Bond Index Investment Division.......      1,248,698       13,962,185      2,780,586           737,010
     MSF BlackRock Bond Income Investment Division...............         29,691        3,233,613        742,877           272,235
     MSF BlackRock Capital Appreciation Investment Division......         67,558        1,979,860        600,167           116,918

(a)  For the period April 28, 2014 to December 31, 2014.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                  OF METLIFE INSURANCE COMPANY USA
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                                                                                           FOR THE YEAR ENDED
                                                                       AS OF DECEMBER 31, 2014              DECEMBER 31, 2014
                                                                   ------------------------------    ------------------------------
                                                                                                        COST OF         PROCEEDS
                                                                       SHARES         COST ($)       PURCHASES ($)   FROM SALES ($)
                                                                   -------------    -------------    -------------   --------------
     MSF BlackRock Large Cap Value Investment Division..........         748,066        7,188,963       2,607,670           397,246
     MSF Frontier Mid Cap Growth Investment Division............          93,979        2,564,559         649,091           228,011
     MSF Jennison Growth Investment Division....................         206,668        2,648,362         649,887           143,832
     MSF Loomis Sayles Small Cap Core Investment Division.......          15,843        3,656,985       1,227,092           315,008
     MSF Loomis Sayles Small Cap Growth Investment Division.....         202,613        2,562,694       1,628,231           308,364
     MSF Met/Artisan Mid Cap Value Investment Division..........          10,595        2,038,087         499,920           193,918
     MSF MetLife Asset Allocation 20 Investment Division........         316,342        3,646,998       1,329,032           322,151
     MSF MetLife Asset Allocation 40 Investment Division........         460,008        5,413,928       1,160,520           340,678
     MSF MetLife Asset Allocation 60 Investment Division........       2,549,246       29,016,564       5,859,271           907,775
     MSF MetLife Asset Allocation 80 Investment Division........       4,937,587       56,403,524      17,333,990         7,069,131
     MSF MetLife Mid Cap Stock Index Investment Division........         541,063        8,062,486       2,818,302           675,215
     MSF MetLife Stock Index Investment Division................         729,203       23,627,449       6,981,720         2,913,954
     MSF MFS Total Return Investment Division...................          15,069        2,067,075         410,392           206,743
     MSF MFS Value Investment Division..........................         456,447        6,809,926       1,613,891           570,449
     MSF MSCI EAFE Index Investment Division....................         984,659       11,605,693       3,705,579           689,982
     MSF Neuberger Berman Genesis Investment Division...........         201,954        2,660,989         589,826           253,646
     MSF Russell 2000 Index Investment Division.................         358,955        5,659,324       2,084,036           805,799
     MSF T. Rowe Price Large Cap Growth Investment Division.....         364,235        7,311,429       3,343,982         1,041,894
     MSF T. Rowe Price Small Cap Growth Investment Division.....         267,279        5,186,567       2,765,375         1,061,398
     MSF Van Eck Global Natural Resources Investment Division...         135,021        1,834,367       1,182,765           506,456
     MSF Western Asset Management Strategic Bond Opportunities
       Investment Division......................................         217,713        2,856,584         845,207           118,650
     MSF Western Asset Management U.S. Government Investment
       Division.................................................         120,470        1,450,724         231,715           134,703
     MSF WMC Balanced Investment Division.......................          97,747        1,690,184         453,879           219,255
     MSF WMC Core Equity Opportunities Investment Division......         299,585        9,464,768       2,455,718           845,894

(a)  For the period April 28, 2014 to December 31, 2014.

This page is intentionally left blank.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                  OF METLIFE INSURANCE COMPANY USA
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013:



                                                                    AMERICAN FUNDS
                                     AMERICAN FUNDS BOND      GLOBAL SMALL CAPITALIZATION     AMERICAN FUNDS GROWTH
                                     INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                                 ---------------------------  ---------------------------  --------------------------
                                     2014           2013          2014          2013           2014          2013
                                 ------------  -------------  ------------  ------------   ------------  ------------

Units beginning of year........       168,350        133,110       253,497       225,395         81,378        72,600
Units issued and transferred
   from other funding options..        52,821         45,489        35,509        41,511         10,204        11,994
Units redeemed and transferred
   to other funding options....      (10,966)       (10,249)      (13,807)      (13,409)        (4,150)       (3,216)
                                 ------------  -------------  ------------  ------------   ------------  ------------
Units end of year..............       210,205        168,350       275,199       253,497         87,432        81,378
                                 ============  =============  ============  ============   ============  ============


                                                                                                      FTVIPT
                                       AMERICAN FUNDS                    FTVIPT                   FRANKLIN MUTUAL
                                        GROWTH-INCOME              FRANKLIN INCOME VIP              SHARES VIP
                                     INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION
                                 ----------------------------  ---------------------------  --------------------------
                                      2014          2013           2014         2013 (a)        2014        2013 (a)
                                 -------------  -------------  ------------  -------------  ------------  ------------

Units beginning of year........         70,462         63,272         2,044             --         4,867            --
Units issued and transferred
   from other funding options..         10,286         10,292         3,850          3,349         9,239         5,607
Units redeemed and transferred
   to other funding options....        (9,043)        (3,102)         (207)        (1,305)         (676)         (740)
                                 -------------  -------------  ------------  -------------  ------------  ------------
Units end of year..............         71,705         70,462         5,687          2,044        13,430         4,867
                                 =============  =============  ============  =============  ============  ============

                                                                  MIST ALLIANZ
                                   MIST ALLIANCEBERNSTEIN       GLOBAL INVESTORS
                                       GLOBAL DYNAMIC                DYNAMIC            MIST AMERICAN FUNDS
                                         ALLOCATION             MULTI-ASSET PLUS        BALANCED ALLOCATION
                                     INVESTMENT DIVISION       INVESTMENT DIVISION      INVESTMENT DIVISION
                                 ----------------------------  -------------------  --------------------------
                                      2014          2013            2014 (b)            2014          2013
                                 -------------  -------------    -------------      ------------  ------------

Units beginning of year........         56,679         15,161               --           268,030       200,000
Units issued and transferred
   from other funding options..         13,687         90,335            1,903            69,533        77,506
Units redeemed and transferred
   to other funding options....        (7,664)       (48,817)          (1,122)          (10,315)       (9,476)
                                 -------------  -------------    -------------      ------------  ------------
Units end of year..............         62,702         56,679              781           327,248       268,030
                                 =============  =============    =============      ============  ============




                                     MIST AMERICAN FUNDS          MIST AMERICAN FUNDS           MIST AQR GLOBAL
                                      GROWTH ALLOCATION           MODERATE ALLOCATION            RISK BALANCED
                                     INVESTMENT DIVISION          INVESTMENT DIVISION         INVESTMENT DIVISION
                                 ---------------------------  --------------------------  ----------------------------
                                     2014           2013          2014          2013           2014          2013
                                 -------------  ------------  ------------  ------------  -------------  -------------

Units beginning of year........        917,785       800,014       395,255       318,665        129,720         43,498
Units issued and transferred
   from other funding options..        199,694       159,733       148,139        99,720         45,261        179,903
Units redeemed and transferred
   to other funding options....       (40,174)      (41,962)      (17,934)      (23,130)       (18,781)       (93,681)
                                 -------------  ------------  ------------  ------------  -------------  -------------
Units end of year..............      1,077,305       917,785       525,460       395,255        156,200        129,720
                                 =============  ============  ============  ============  =============  =============


                                    MIST BLACKROCK GLOBAL            MIST CLARION               MIST CLEARBRIDGE
                                     TACTICAL STRATEGIES          GLOBAL REAL ESTATE            AGGRESSIVE GROWTH
                                     INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                                 --------------------------  ----------------------------  ----------------------------
                                     2014          2013           2014           2013          2014           2013
                                 ------------  ------------  -------------  -------------  -------------  -------------

Units beginning of year........        82,568        27,307        330,157        260,332        222,841        164,616
Units issued and transferred
   from other funding options..        55,170       126,757         71,550         94,696        869,482         86,500
Units redeemed and transferred
   to other funding options....      (14,254)      (71,496)       (29,486)       (24,871)       (65,583)       (28,275)
                                 ------------  ------------  -------------  -------------  -------------  -------------
Units end of year..............       123,484        82,568        372,221        330,157      1,026,740        222,841
                                 ============  ============  =============  =============  =============  =============


                                                                      MIST INVESCO
                                     MIST HARRIS OAKMARK              BALANCED-RISK                 MIST INVESCO
                                        INTERNATIONAL                  ALLOCATION                   MID CAP VALUE
                                     INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION
                                 ----------------------------  ----------------------------  --------------------------
                                     2014           2013           2014           2013           2014          2013
                                 -------------  -------------  -------------  -------------  ------------  ------------

Units beginning of year........        397,757        328,522        875,453        629,500       121,748       114,736
Units issued and transferred
   from other funding options..        115,142         90,488        286,334        597,237        14,760        15,402
Units redeemed and transferred
   to other funding options....       (20,238)       (21,253)      (191,869)      (351,284)       (5,255)       (8,390)
                                 -------------  -------------  -------------  -------------  ------------  ------------
Units end of year..............        492,661        397,757        969,918        875,453       131,253       121,748
                                 =============  =============  =============  =============  ============  ============

                                        MIST INVESCO            MIST JPMORGAN GLOBAL            MIST JPMORGAN
                                      SMALL CAP GROWTH            ACTIVE ALLOCATION            SMALL CAP VALUE
                                     INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                 --------------------------  --------------------------  --------------------------
                                     2014          2013          2014          2013          2014          2013
                                 ------------  ------------  ------------  ------------  ------------  ------------

Units beginning of year........        58,735        48,245       575,642       104,921        49,954        44,256
Units issued and transferred
   from other funding options..        35,674        15,123       154,269       617,337        16,095         9,524
Units redeemed and transferred
   to other funding options....      (21,514)       (4,633)      (55,204)     (146,616)       (2,868)       (3,826)
                                 ------------  ------------  ------------  ------------  ------------  ------------
Units end of year..............        72,895        58,735       674,707       575,642        63,181        49,954
                                 ============  ============  ============  ============  ============  ============

                                     MIST LOOMIS SAYLES            MIST LORD ABBETT           MIST MET/TEMPLETON
                                       GLOBAL MARKETS               BOND DEBENTURE            INTERNATIONAL BOND
                                     INVESTMENT DIVISION          INVESTMENT DIVISION         INVESTMENT DIVISION
                                 ---------------------------  --------------------------  ---------------------------
                                     2014         2013 (a)        2014          2013          2014           2013
                                 ------------  -------------  ------------  ------------  -------------  ------------

Units beginning of year........       101,706             --       128,050       105,090         26,528         5,000
Units issued and transferred
   from other funding options..        11,787        117,745        37,068        37,901         46,491        26,667
Units redeemed and transferred
   to other funding options....       (6,447)       (16,039)       (9,537)      (14,941)       (13,842)       (5,139)
                                 ------------  -------------  ------------  ------------  -------------  ------------
Units end of year..............       107,046        101,706       155,581       128,050         59,177        26,528
                                 ============  =============  ============  ============  =============  ============

(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 28, 2014 to December 31, 2014.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                  OF METLIFE INSURANCE COMPANY USA
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013:


                                                                                                MIST METLIFE
                                        MIST METLIFE                MIST METLIFE                 MULTI-INDEX
                                    ASSET ALLOCATION 100            BALANCED PLUS               TARGETED RISK
                                     INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                 --------------------------  --------------------------  --------------------------
                                     2014          2013          2014          2013          2014        2013 (a)
                                 ------------  ------------  ------------  ------------  ------------  ------------

Units beginning of year........       850,501       764,689       136,146        22,671         1,347            --
Units issued and transferred
   from other funding options..       132,072       153,736        84,770       131,804        18,614        14,255
Units redeemed and transferred
   to other funding options....      (57,624)      (67,924)      (21,870)      (18,329)       (5,862)      (12,908)
                                 ------------  ------------  ------------  ------------  ------------  ------------
Units end of year..............       924,949       850,501       199,046       136,146        14,099         1,347
                                 ============  ============  ============  ============  ============  ============



                                      MIST MFS EMERGING            MIST MFS RESEARCH          MIST MORGAN STANLEY
                                       MARKETS EQUITY                INTERNATIONAL              MID CAP GROWTH
                                     INVESTMENT DIVISION          INVESTMENT DIVISION         INVESTMENT DIVISION
                                 ---------------------------  --------------------------  ---------------------------
                                     2014           2013          2014          2013          2014           2013
                                 ------------  -------------  ------------  ------------  -------------  ------------

Units beginning of year........        98,717         50,194       262,764       236,043        104,944       100,020
Units issued and transferred
   from other funding options..        63,819         51,970        46,402        40,952         28,308        25,330
Units redeemed and transferred
   to other funding options....      (17,661)        (3,447)      (11,490)      (14,231)        (8,900)      (20,406)
                                 ------------  -------------  ------------  ------------  -------------  ------------
Units end of year..............       144,875         98,717       297,676       262,764        124,352       104,944
                                 ============  =============  ============  ============  =============  ============

                                                                     MIST
                                      MIST OPPENHEIMER          PANAGORA GLOBAL        MIST PIMCO INFLATION
                                        GLOBAL EQUITY          DIVERSIFIED RISK           PROTECTED BOND
                                     INVESTMENT DIVISION      INVESTMENT DIVISION       INVESTMENT DIVISION
                                 ---------------------------  -------------------  ----------------------------
                                     2014           2013           2014 (b)             2014          2013
                                 ------------  -------------    -------------       ------------  -------------

Units beginning of year........       220,828        119,727               --            337,548        270,950
Units issued and transferred
   from other funding options..        34,948        109,583            4,489             59,054        104,686
Units redeemed and transferred
   to other funding options....      (10,748)        (8,482)            (189)           (30,562)       (38,088)
                                 ------------  -------------    -------------       ------------  -------------
Units end of year..............       245,028        220,828            4,300            366,040        337,548
                                 ============  =============    =============       ============  =============



                                         MIST PIMCO                  MIST PYRAMIS                MIST SCHRODERS
                                        TOTAL RETURN                 MANAGED RISK              GLOBAL MULTI-ASSET
                                     INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                                 ---------------------------  ---------------------------  --------------------------
                                      2014          2013          2014         2013 (a)        2014          2013
                                 -------------  ------------  ------------  -------------  ------------  ------------

Units beginning of year........        622,740       507,436         9,510             --       665,965        33,026
Units issued and transferred
   from other funding options..        117,182       150,628         8,522         53,707       148,789     1,114,382
Units redeemed and transferred
   to other funding options....       (61,260)      (35,324)       (4,655)       (44,197)      (37,955)     (481,443)
                                 -------------  ------------  ------------  -------------  ------------  ------------
Units end of year..............        678,662       622,740        13,377          9,510       776,799       665,965
                                 =============  ============  ============  =============  ============  ============

                                      MIST SSGA GROWTH                 MIST SSGA               MIST T. ROWE PRICE
                                       AND INCOME ETF                 GROWTH ETF                 MID CAP GROWTH
                                     INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                                 ---------------------------  ---------------------------  --------------------------
                                      2014          2013          2014           2013          2014          2013
                                 -------------  ------------  -------------  ------------  ------------  ------------

Units beginning of year........        504,055       394,630        539,691       405,394       326,034       265,524
Units issued and transferred
   from other funding options..        178,499       153,819        151,962       170,820       142,771        91,988
Units redeemed and transferred
   to other funding options....       (58,926)      (44,394)       (60,000)      (36,523)      (42,283)      (31,478)
                                 -------------  ------------  -------------  ------------  ------------  ------------
Units end of year..............        623,628       504,055        631,653       539,691       426,522       326,034
                                 =============  ============  =============  ============  ============  ============


                                          MIST WMC                MSF BAILLIE GIFFORD      MSF BARCLAYS AGGREGATE
                                     LARGE CAP RESEARCH           INTERNATIONAL STOCK            BOND INDEX
                                     INVESTMENT DIVISION          INVESTMENT DIVISION        INVESTMENT DIVISION
                                 ---------------------------  --------------------------  --------------------------
                                      2014          2013          2014          2013          2014          2013
                                 -------------  ------------  ------------  ------------  ------------  ------------

Units beginning of year........        129,138        96,805        94,611        81,789       557,435       403,003
Units issued and transferred
   from other funding options..         26,732        40,125        17,467        19,478       111,778       188,010
Units redeemed and transferred
   to other funding options....       (11,587)       (7,792)       (9,700)       (6,656)      (34,076)      (33,578)
                                 -------------  ------------  ------------  ------------  ------------  ------------
Units end of year..............        144,283       129,138       102,378        94,611       635,137       557,435
                                 =============  ============  ============  ============  ============  ============

                                        MSF BLACKROCK                MSF BLACKROCK                MSF BLACKROCK
                                         BOND INCOME             CAPITAL APPRECIATION            LARGE CAP VALUE
                                     INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                                 ---------------------------  ---------------------------  ---------------------------
                                      2014          2013          2014           2013          2014           2013
                                 -------------  ------------  -------------  ------------  -------------  ------------

Units beginning of year........         28,838        22,187         36,114        30,030        311,717       283,785
Units issued and transferred
   from other funding options..          6,545         8,702         10,193         9,752         49,700        60,012
Units redeemed and transferred
   to other funding options....        (2,776)       (2,051)        (1,983)       (3,668)       (19,181)      (32,080)
                                 -------------  ------------  -------------  ------------  -------------  ------------
Units end of year..............         32,607        28,838         44,324        36,114        342,236       311,717
                                 =============  ============  =============  ============  =============  ============


                                       MSF FRONTIER                 MSF JENNISON               MSF LOOMIS SAYLES
                                      MID CAP GROWTH                   GROWTH                   SMALL CAP CORE
                                    INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                                 --------------------------  ---------------------------  --------------------------
                                     2014          2013          2014          2013           2014          2013
                                 ------------  ------------  ------------  -------------  ------------  ------------

Units beginning of year........        32,274        29,859       121,130        103,047        53,223        50,508
Units issued and transferred
   from other funding options..         3,784         4,674        20,699         30,305         9,134         7,360
Units redeemed and transferred
   to other funding options....       (2,308)       (2,259)       (6,150)       (12,222)       (4,153)       (4,645)
                                 ------------  ------------  ------------  -------------  ------------  ------------
Units end of year..............        33,750        32,274       135,679        121,130        58,204        53,223
                                 ============  ============  ============  =============  ============  ============


(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 28, 2014 to December 31, 2014.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                  OF METLIFE INSURANCE COMPANY USA
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013:


                                      MSF LOOMIS SAYLES              MSF MET/ARTISAN                MSF METLIFE
                                      SMALL CAP GROWTH                MID CAP VALUE             ASSET ALLOCATION 20
                                     INVESTMENT DIVISION           INVESTMENT DIVISION          INVESTMENT DIVISION
                                 ----------------------------  ---------------------------  --------------------------
                                     2014           2013           2014          2013           2014          2013
                                 -------------  -------------  ------------  -------------  ------------  ------------

Units beginning of year........         86,131         67,155        38,424         31,546       172,993       150,610
Units issued and transferred
   from other funding options..         66,855         29,873         7,193          8,849        65,415        46,355
Units redeemed and transferred
   to other funding options....       (15,197)       (10,897)       (2,909)        (1,971)      (19,593)      (23,972)
                                 -------------  -------------  ------------  -------------  ------------  ------------
Units end of year..............        137,789         86,131        42,708         38,424       218,815       172,993
                                 =============  =============  ============  =============  ============  ============


                                         MSF METLIFE                   MSF METLIFE                   MSF METLIFE
                                     ASSET ALLOCATION 40           ASSET ALLOCATION 60           ASSET ALLOCATION 80
                                     INVESTMENT DIVISION           INVESTMENT DIVISION           INVESTMENT DIVISION
                                 ----------------------------  ----------------------------  ----------------------------
                                     2014           2013           2014           2013           2014           2013
                                 -------------  -------------  -------------  -------------  -------------  -------------

Units beginning of year........        304,689        244,785      1,716,591      1,476,449      3,419,091      3,118,731
Units issued and transferred
   from other funding options..         46,282        118,826        220,432        326,576        882,314        551,604
Units redeemed and transferred
   to other funding options....       (19,674)       (58,922)       (50,902)       (86,434)      (379,039)      (251,244)
                                 -------------  -------------  -------------  -------------  -------------  -------------
Units end of year..............        331,297        304,689      1,886,121      1,716,591      3,922,366      3,419,091
                                 =============  =============  =============  =============  =============  =============

                                       MSF METLIFE MID               MSF METLIFE                    MSF MFS
                                       CAP STOCK INDEX               STOCK INDEX                 TOTAL RETURN
                                     INVESTMENT DIVISION         INVESTMENT DIVISION          INVESTMENT DIVISION
                                 --------------------------  ---------------------------  ---------------------------
                                     2014          2013          2014          2013            2014          2013
                                 ------------  ------------  ------------  -------------  -------------  ------------

Units beginning of year........       244,411       197,353       314,416        287,246         24,994        21,305
Units issued and transferred
   from other funding options..        71,143        71,407        64,521         57,179          3,809         5,668
Units redeemed and transferred
   to other funding options....      (20,131)      (24,349)      (31,664)       (30,009)        (2,217)       (1,979)
                                 ------------  ------------  ------------  -------------  -------------  ------------
Units end of year..............       295,423       244,411       347,273        314,416         26,586        24,994
                                 ============  ============  ============  =============  =============  ============


                                                                      MSF MSCI                   MSF NEUBERGER
                                       MSF MFS VALUE                 EAFE INDEX                 BERMAN GENESIS
                                    INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                                 --------------------------  ---------------------------  --------------------------
                                     2014          2013           2014          2013          2014          2013
                                 ------------  ------------  -------------  ------------  ------------  ------------

Units beginning of year........       302,222        84,118        525,918       426,987       106,174        63,213
Units issued and transferred
   from other funding options..        48,046       237,473        174,759       147,727        18,974        49,558
Units redeemed and transferred
   to other funding options....      (23,862)      (19,369)       (34,280)      (48,796)       (8,338)       (6,597)
                                 ------------  ------------  -------------  ------------  ------------  ------------
Units end of year..............       326,406       302,222        666,397       525,918       116,810       106,174
                                 ============  ============  =============  ============  ============  ============


                                                                  MSF T. ROWE PRICE             MSF T. ROWE PRICE
                                   MSF RUSSELL 2000 INDEX         LARGE CAP GROWTH              SMALL CAP GROWTH
                                     INVESTMENT DIVISION         INVESTMENT DIVISION           INVESTMENT DIVISION
                                 --------------------------  ----------------------------  ---------------------------
                                     2014          2013          2014           2013           2014           2013
                                 ------------  ------------  -------------  -------------  ------------  -------------

Units beginning of year........       168,075       143,051        231,176         88,757       117,241         95,256
Units issued and transferred
   from other funding options..        55,385        79,658         98,754        166,765        61,378         40,048
Units redeemed and transferred
   to other funding options....      (23,161)      (54,634)       (36,017)       (24,346)      (27,310)       (18,063)
                                 ------------  ------------  -------------  -------------  ------------  -------------
Units end of year..............       200,299       168,075        293,913        231,176       151,309        117,241
                                 ============  ============  =============  =============  ============  =============


                                                                   MSF WESTERN ASSET               MSF WESTERN
                                     MSF VAN ECK GLOBAL          MANAGEMENT STRATEGIC           ASSET MANAGEMENT
                                      NATURAL RESOURCES           BOND OPPORTUNITIES             U.S. GOVERNMENT
                                     INVESTMENT DIVISION          INVESTMENT DIVISION          INVESTMENT DIVISION
                                 ---------------------------  ---------------------------  --------------------------
                                     2014           2013          2014           2013          2014          2013
                                 -------------  ------------  ------------  -------------  ------------  ------------

Units beginning of year........          6,468         3,841        55,421         53,845        55,028        52,838
Units issued and transferred
   from other funding options..          6,194         3,115        17,231         14,930         8,227         9,661
Units redeemed and transferred
   to other funding options....        (2,562)         (488)       (2,880)       (13,354)       (5,404)       (7,471)
                                 -------------  ------------  ------------  -------------  ------------  ------------
Units end of year..............         10,100         6,468        69,772         55,421        57,851        55,028
                                 =============  ============  ============  =============  ============  ============

                                                                    MSF WMC CORE EQUITY
                                          MSF WMC BALANCED             OPPORTUNITIES
                                         INVESTMENT DIVISION        INVESTMENT DIVISION
                                     -------------------------  --------------------------
                                         2014         2013          2014          2013
                                     ------------  -----------  ------------  ------------

Units beginning of year............        20,986       16,970       178,477       167,404
Units issued and transferred
   from other funding options......         4,691        4,605        21,897        25,037
Units redeemed and transferred
   to other funding options........       (2,474)        (589)      (12,994)      (13,964)
                                     ------------  -----------  ------------  ------------
Units end of year..................        23,203       20,986       187,380       178,477
                                     ============  ===========  ============  ============


(a) For the period April 29, 2013 to December 31, 2013.
(b) For the period April 28, 2014 to December 31, 2014.

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                  OF METLIFE INSURANCE COMPANY USA
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The following table is a summary of unit values and units outstanding for the Policies, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio or fund, for the respective stated periods in the five years ended December 31, 2014:

                                                          AS OF DECEMBER 31                  FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------------  -------------------------------------------
                                                                                       INVESTMENT(1)
                                                                UNIT           NET        INCOME       EXPENSE(2)       TOTAL(3)
                                                  UNITS       VALUE ($)    ASSETS ($)    RATIO (%)      RATIO (%)      RETURN (%)
                                               ----------    ----------    ----------  -------------   ----------     ------------
  American Funds Bond                    2014     210,205       23.04       4,842,810      2.13           0.00             5.28
     Investment Division                 2013     168,350       21.88       3,684,095      1.91           0.00           (2.16)
                                         2012     133,110       22.37       2,977,166      2.72           0.00             5.37
                                         2011     101,001       21.23       2,143,800      3.21           0.00             6.10
                                         2010      82,577       20.00       1,651,937      3.32           0.00             6.44

  American Funds Global Small            2014     275,199       46.48      12,792,506      0.13           0.00             2.12
     Capitalization Investment Division  2013     253,497       45.52      11,538,715      0.86           0.00            28.28
                                         2012     225,395       35.48       7,997,921      1.34           0.00            18.18
                                         2011     189,969       30.03       5,704,007      1.33           0.00          (19.14)
                                         2010     137,430       37.13       5,103,444      1.79           0.00            22.41

  American Funds Growth                  2014      87,432      364.52      31,870,581      0.84           0.00             8.51
     Investment Division                 2013      81,378      335.94      27,337,726      0.97           0.00            30.10
                                         2012      72,600      258.21      18,746,001      0.84           0.00            17.89
                                         2011      60,088      219.03      13,160,810      0.66           0.00           (4.28)
                                         2010      44,761      228.81      10,241,747      0.84           0.00            18.68

  American Funds Growth-Income           2014      71,705      259.70      18,621,920      1.30           0.00            10.63
     Investment Division                 2013      70,462      234.74      16,540,232      1.44           0.00            33.50
                                         2012      63,272      175.83      11,125,433      1.76           0.00            17.48
                                         2011      53,288      149.67       7,975,549      1.77           0.00           (1.83)
                                         2010      39,278      152.46       5,988,288      1.81           0.00            11.43

  FTVIPT Franklin Income VIP             2014       5,687       89.07         506,579      5.21           0.00             4.62
     Investment Division                 2013       2,044       85.14         174,069      8.83           0.00             6.12
     (Commenced 4/29/2013)

  FTVIPT Franklin Mutual Shares VIP      2014      13,430       38.75         520,416      2.41           0.00             7.12
     Investment Division                 2013       4,867       36.17         176,046      1.74           0.00            14.97
     (Commenced 4/29/2013)

  MIST AllianceBernstein Global          2014      62,702       12.91         809,430      1.89           0.00             7.35
     Dynamic Allocation                  2013      56,679       12.03         681,592      1.15           0.00            11.15
     Investment Division                 2012      15,161       10.82         164,037        --           0.00             4.39
     (Commenced 4/30/2012)

  MIST Allianz Global Investors          2014         781        1.05             820      0.60           0.00             5.36
     Dynamic Multi-Asset Plus
     Investment Division
     (Commenced 4/28/2014)

  MIST American Funds Balanced           2014     327,248       14.63       4,788,243      1.49           0.00             6.38
     Allocation Investment Division      2013     268,030       13.75       3,686,426      1.53           0.00            18.91
                                         2012     200,000       11.57       2,313,287      1.86           0.00            13.80
                                         2011     151,458       10.16       1,539,431      1.42           0.00           (1.80)
                                         2010     102,608       10.35       1,061,980      1.03           0.00            12.40

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                  OF METLIFE INSURANCE COMPANY USA
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                         AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                               -------------------------------------  -------------------------------------------
                                                                                      INVESTMENT(1)
                                                               UNIT           NET        INCOME        EXPENSE(2)      TOTAL(3)
                                                 UNITS       VALUE ($)    ASSETS ($)    RATIO (%)       RATIO (%)     RETURN (%)
                                               ---------    ----------    ----------  -------------    ----------    ------------
  MIST American Funds Growth            2014   1,077,305       14.72      15,855,428      1.28            0.00            6.72
     Allocation Investment Division     2013     917,785       13.79      12,657,139      1.26            0.00           25.44
                                        2012     800,014       10.99       8,795,275      1.43            0.00           16.54
                                        2011     638,863        9.43       6,026,633      1.33            0.00          (4.41)
                                        2010     445,831        9.87       4,399,529      1.00            0.00           13.78

  MIST American Funds Moderate          2014     525,460       14.35       7,540,490      1.60            0.00            6.44
     Allocation Investment Division     2013     395,255       13.48       5,328,886      1.85            0.00           13.75
                                        2012     318,665       11.85       3,776,895      2.32            0.00           11.28
                                        2011     224,168       10.65       2,387,623      1.60            0.00            0.44
                                        2010     127,253       10.60       1,349,422      1.35            0.00           10.15

  MIST AQR Global Risk Balanced         2014     156,200       10.56       1,649,545        --            0.00            4.00
     Investment Division                2013     129,720       10.15       1,317,247      1.64            0.00          (3.39)
     (Commenced 4/30/2012)              2012      43,498       10.51         457,203        --            0.00            4.63

  MIST BlackRock Global Tactical        2014     123,484       12.32       1,520,933      0.99            0.00            5.92
     Strategies Investment Division     2013      82,568       11.63         960,172      1.17            0.00           10.31
     (Commenced 4/30/2012)              2012      27,307       10.54         287,874        --            0.00            4.21

  MIST Clarion Global Real              2014     372,221       22.44       8,352,868      1.74            0.00           13.67
     Estate Investment Division         2013     330,157       19.74       6,517,680      6.56            0.00            3.76
                                        2012     260,332       19.03       4,952,941      2.15            0.00           26.30
                                        2011     196,292       15.06       2,956,969      3.81            0.00          (5.28)
                                        2010     136,639       15.90       2,173,006      7.53            0.00           16.28

  MIST ClearBridge Aggressive           2014   1,026,740       19.36      19,878,712      0.09            0.00           19.12
     Growth Investment Division         2013     222,841       16.25       3,621,943      0.37            0.00           45.90
                                        2012     164,616       11.14       1,833,800      0.20            0.00           18.81
                                        2011     128,867        9.38       1,208,237      0.06            0.00            3.56
                                        2010      42,730        9.05         386,892      0.06            0.00           24.05

  MIST Harris Oakmark                   2014     492,661       29.17      14,371,407      2.43            0.00          (5.52)
     International Investment Division  2013     397,757       30.88      12,281,184      2.51            0.00           30.80
                                        2012     328,522       23.61       7,754,876      1.69            0.00           29.47
                                        2011     261,894       18.23       4,774,823      0.03            0.00         (13.98)
                                        2010     170,813       21.20       3,620,529      1.81            0.00           16.67

  MIST Invesco Balanced-Risk            2014     969,918        1.14       1,103,731        --            0.00            5.58
     Allocation Investment Division     2013     875,453        1.08         943,574        --            0.00            1.86
     (Commenced 4/30/2012)              2012     629,500        1.06         666,089      0.54            0.00            4.67

  MIST Invesco Mid Cap Value            2014     131,253       47.22       6,197,259      0.68            0.00            9.96
     Investment Division                2013     121,748       42.94       5,227,873      0.88            0.00           30.63
     (Commenced 4/30/2012)              2012     114,736       32.87       3,771,705        --            0.00            3.41

  MIST Invesco Small Cap                2014      72,895       32.94       2,401,350        --            0.00            8.18
     Growth Investment Division         2013      58,735       30.45       1,788,530      0.40            0.00           40.54
                                        2012      48,245       21.67       1,045,357        --            0.00           18.51
                                        2011      38,873       18.28         710,749        --            0.00          (0.85)
                                        2010      28,659       18.44         528,466        --            0.00           26.47

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                  OF METLIFE INSURANCE COMPANY USA
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                         AS OF DECEMBER 31                     FOR THE YEAR ENDED DECEMBER 31
                                              --------------------------------------     -------------------------------------------
                                                                                         INVESTMENT(1)
                                                               UNIT           NET           INCOME       EXPENSE(2)       TOTAL(3)
                                                 UNITS       VALUE ($)    ASSETS ($)       RATIO (%)      RATIO (%)      RETURN (%)
                                              ----------    ----------    ----------     -------------   ----------     ------------
  MIST JPMorgan Global Active         2014       674,707        1.26         849,286         1.09           0.00             6.98
     Allocation Investment Division   2013       575,642        1.18         677,339         0.07           0.00            10.99
     (Commenced 4/30/2012)            2012       104,921        1.06         111,237         0.65           0.00             4.66

  MIST JPMorgan Small Cap             2014        63,181       23.37       1,476,679         1.01           0.00             4.66
     Value Investment Division        2013        49,954       22.33       1,115,576         0.66           0.00            33.25
                                      2012        44,256       16.76         741,717         0.79           0.00            15.66
                                      2011        37,755       14.49         547,099         1.48           0.00          (10.12)
                                      2010        23,085       16.12         372,190         0.72           0.00            19.53

  MIST Loomis Sayles Global           2014       107,046       19.88       2,127,575         2.25           0.00             3.76
     Markets Investment Division      2013       101,706       19.16       1,948,274           --           0.00            11.76
     (Commenced 4/29/2013)

  MIST Lord Abbett Bond               2014       155,581       39.77       6,187,979         5.41           0.00             5.12
     Debenture Investment Division    2013       128,050       37.84       4,844,933         6.63           0.00             8.17
                                      2012       105,090       34.98       3,675,941         6.83           0.00            13.19
                                      2011        72,818       30.90       2,250,221         5.67           0.00             4.82
                                      2010        50,001       29.48       1,474,009         5.67           0.00            13.18

  MIST Met/Templeton International    2014        59,177       14.75         872,701         3.74           0.00             1.41
     Bond Investment Division         2013        26,528       14.54         385,777         1.64           0.00             1.27
     (Commenced 4/30/2012)            2012         5,000       14.36          71,800           --           0.00             8.00

  MIST MetLife Asset Allocation 100   2014       924,949       18.61      17,213,934         0.89           0.00             5.24
     Investment Division              2013       850,501       17.68      15,040,637         0.93           0.00            29.77
     (Commenced 5/2/2011)             2012       764,689       13.63      10,421,027         0.82           0.00            17.05
                                      2011       672,538       11.64       7,830,263           --           0.00           (5.77)

  MIST MetLife Balanced Plus          2014       199,046       13.43       2,674,179         1.58           0.00             9.65
     Investment Division              2013       136,146       12.25       1,668,172         0.92           0.00            14.36
     (Commenced 4/30/2012)            2012        22,671       10.71         242,903           --           0.00             5.63

  MIST MetLife Multi-Index            2014        14,099       12.54         176,772           --           0.00             9.26
     Targeted Risk                    2013         1,347       11.48          15,452         0.16           0.00             6.04
     Investment Division
     (Commenced 4/29/2013)

  MIST MFS Emerging Markets           2014       144,875       11.79       1,707,649         0.96           0.00           (6.23)
     Equity Investment Division       2013        98,717       12.57       1,240,916         1.12           0.00           (4.80)
     (Commenced 5/2/2011)             2012        50,194       13.20         662,765         0.69           0.00            19.10
                                      2011        11,205       11.09         124,218           --           0.00          (18.43)

  MIST MFS Research International     2014       297,676       19.91       5,925,618         2.37           0.00           (6.74)
     Investment Division              2013       262,764       21.34       5,608,381         2.67           0.00            19.58
                                      2012       236,043       17.85       4,213,173         2.03           0.00            16.97
                                      2011       193,460       15.26       2,952,079         2.01           0.00          (10.44)
                                      2010       150,699       17.04       2,567,534         1.75           0.00            11.65

  MIST Morgan Stanley Mid Cap         2014       124,352       27.00       3,357,514         0.05           0.00             1.29
     Growth Investment Division       2013       104,944       26.66       2,797,519         0.77           0.00            39.30
                                      2012       100,020       19.14       1,914,016           --           0.00             9.55
                                      2011        78,841       17.47       1,377,136         0.66           0.00           (6.67)
                                      2010        51,811       18.71         969,628         0.10           0.00            32.41

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                  OF METLIFE INSURANCE COMPANY USA
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                         AS OF DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
                                             ---------------------------------------     -------------------------------------------
                                                                                         INVESTMENT(1)
                                                              UNIT            NET           INCOME        EXPENSE(2)      TOTAL(3)
                                                UNITS       VALUE ($)     ASSETS ($)       RATIO (%)       RATIO (%)     RETURN (%)
                                             ----------     ---------    -----------     -------------   -----------     -----------
  MIST Oppenheimer Global            2014       245,028       34.22        8,384,532         0.99            0.00             2.41
     Equity Investment Division      2013       220,828       33.41        7,378,649         1.39            0.00            27.42
                                     2012       119,727       26.22        3,139,545         1.51            0.00            21.52
                                     2011        87,736       21.58        1,893,286         1.89            0.00           (8.24)
                                     2010        66,037       23.52        1,552,921         1.37            0.00            16.23

  MIST PanAgora Global Diversified   2014         4,300        1.05            4,497         0.27            0.00             4.56
     Risk Investment Division
     (Commenced 4/28/2014)

  MIST PIMCO Inflation Protected     2014       366,040       17.89        6,548,039         1.75            0.00             3.18
     Bond Investment Division        2013       337,548       17.34        5,852,386         2.35            0.00           (8.98)
                                     2012       270,950       19.05        5,161,187         3.01            0.00             9.33
                                     2011       186,791       17.42        3,254,528         1.66            0.00            11.48
                                     2010       156,234       15.63        2,441,724         2.27            0.00             8.00

  MIST PIMCO Total Return            2014       678,662       22.45       15,235,125         2.45            0.00             4.49
     Investment Division             2013       622,740       21.48       13,378,967         4.18            0.00           (1.72)
                                     2012       507,436       21.86       11,092,722         3.16            0.00             9.56
                                     2011       384,380       19.95        7,669,580         2.72            0.00             3.42
                                     2010       283,654       19.29        5,472,553         3.22            0.00             8.41

  MIST Pyramis Managed Risk          2014        13,377       11.80          157,819           --            0.00             8.64
     Investment Division             2013         9,510       10.86          103,271         0.91            0.00             6.25
     (Commenced 4/29/2013)

  MIST Schroders Global Multi-Asset  2014       776,799        1.28          993,850         1.27            0.00             7.74
     Investment Division             2013       665,965        1.19          790,844           --            0.00            10.11
     (Commenced 4/30/2012)           2012        33,026        1.08           35,618         2.75            0.00             6.68

  MIST SSgA Growth and Income ETF    2014       623,628       17.53       10,933,759         2.16            0.00             6.14
     Investment Division             2013       504,055       16.52        8,326,201         2.50            0.00            13.22
                                     2012       394,630       14.59        5,757,443         2.15            0.00            13.11
                                     2011       240,656       12.90        3,104,077         1.55            0.00             1.27
                                     2010       128,138       12.74        1,631,923         1.20            0.00            12.61

  MIST SSgA Growth ETF               2014       631,653       17.38       10,980,441         2.03            0.00             5.69
     Investment Division             2013       539,691       16.45        8,876,708         2.11            0.00            18.34
                                     2012       405,394       13.90        5,634,239         1.93            0.00            15.32
                                     2011       278,723       12.05        3,359,145         1.46            0.00           (1.86)
                                     2010       154,882       12.28        1,902,102         1.02            0.00            14.37

  MIST T. Rowe Price Mid Cap         2014       426,522       21.49        9,166,203           --            0.00            13.04
     Growth Investment Division      2013       326,034       19.01        6,198,327         0.37            0.00            36.96
                                     2012       265,524       13.88        3,685,725           --            0.00            13.93
                                     2011       191,587       12.18        2,334,250           --            0.00           (1.39)
                                     2010       133,377       12.36        1,648,072           --            0.00            28.07

  MIST WMC Large Cap Research        2014       144,283       20.25        2,921,440         0.89            0.00            13.78
     Investment Division             2013       129,138       17.80        2,298,188         1.30            0.00            34.49
                                     2012        96,805       13.23        1,280,987         1.10            0.00            13.59
                                     2011        62,250       11.65          725,191         1.03            0.00             0.46
                                     2010        39,355       11.60          456,394         1.21            0.00            12.64

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                  OF METLIFE INSURANCE COMPANY USA
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                          AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                               --------------------------------------  -------------------------------------------
                                                                                       INVESTMENT(1)
                                                               UNIT            NET        INCOME       EXPENSE(2)       TOTAL(3)
                                                  UNITS      VALUE ($)     ASSETS ($)    RATIO (%)      RATIO (%)      RETURN (%)
                                               ---------     ---------    -----------  -------------   ----------     ------------
  MSF Baillie Gifford International     2014     102,378       20.09        2,056,831      1.40            0.00          (3.10)
     Stock Investment Division          2013      94,611       20.73        1,961,680      1.55            0.00           15.54
                                        2012      81,789       17.95        1,467,720      1.30            0.00           19.52
                                        2011      64,344       15.01          966,098      1.72            0.00         (19.87)
                                        2010      44,738       18.74          838,293      1.42            0.00            7.21

  MSF Barclays Aggregate Bond           2014     635,137       22.06       14,010,396      2.87            0.00            5.81
     Index Investment Division          2013     557,435       20.85       11,621,462      3.39            0.00          (2.33)
                                        2012     403,003       21.34        8,602,086      3.57            0.00            3.90
                                        2011     276,432       20.54        5,678,847      3.40            0.00            7.50
                                        2010     217,186       19.11        4,150,152      3.51            0.00            6.05

  MSF BlackRock Bond Income             2014      32,607      101.04        3,294,757      3.29            0.00            7.08
     Investment Division                2013      28,838       94.36        2,721,061      3.78            0.00          (0.77)
                                        2012      22,187       95.09        2,109,709      2.51            0.00            7.55
                                        2011      15,208       88.42        1,344,604      3.70            0.00            6.56
                                        2010      12,078       82.97        1,002,159      3.61            0.00            8.34

  MSF BlackRock Capital Appreciation    2014      44,324       62.78        2,782,724      0.06            0.00            8.90
     Investment Division                2013      36,114       57.65        2,081,980      0.79            0.00           34.22
                                        2012      30,030       42.95        1,289,858      0.29            0.00           14.37
                                        2011      22,502       37.56          845,091      0.18            0.00          (8.95)
                                        2010      12,549       41.25          517,590      0.20            0.00           19.82

  MSF BlackRock Large Cap Value         2014     342,236       21.62        7,398,370      1.23            0.00            9.92
     Investment Division                2013     311,717       19.67        6,130,398      1.35            0.00           32.05
                                        2012     283,785       14.89        4,226,420      1.54            0.00           14.28
                                        2011     233,773       13.03        3,046,453      1.04            0.00            2.35
                                        2010     175,713       12.73        2,237,329      0.93            0.00            9.22

  MSF Frontier Mid Cap Growth           2014      33,750      103.81        3,503,522        --            0.00           11.14
     Investment Division                2013      32,274       93.40        3,014,510      1.23            0.00           32.77
                                        2012      29,859       70.35        2,100,587        --            0.00           10.97
                                        2011      25,185       63.39        1,596,544      0.29            0.00          (3.00)
                                        2010      17,626       65.35        1,151,958      0.06            0.00           15.30

  MSF Jennison Growth                   2014     135,679       24.72        3,354,221      0.26            0.00            9.06
     Investment Division                2013     121,130       22.67        2,745,868      0.39            0.00           37.00
                                        2012     103,047       16.55        1,705,048      0.12            0.00           15.78
                                        2011      25,841       14.29          369,286      0.23            0.00            0.51
                                        2010      14,651       14.22          208,298      0.51            0.00           11.63

  MSF Loomis Sayles Small Cap           2014      58,204       78.97        4,596,369      0.04            0.00            3.76
     Core Investment Division           2013      53,223       76.11        4,050,762      0.42            0.00           41.04
                                        2012      50,508       53.96        2,725,600        --            0.00           14.55
                                        2011      42,205       47.11        1,988,186      0.10            0.00            0.59
                                        2010      31,107       46.83        1,456,782      0.09            0.00           27.53

  MSF Loomis Sayles Small Cap           2014     137,789       21.62        2,978,414        --            0.00            1.22
     Growth Investment Division         2013      86,131       21.35        1,839,284        --            0.00           48.70
                                        2012      67,155       14.36          964,419        --            0.00           11.19
                                        2011      50,886       12.92          657,240        --            0.00            2.98
                                        2010      36,922       12.54          463,073        --            0.00           31.71

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                  OF METLIFE INSURANCE COMPANY USA
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                          AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                                ------------------------------------    ------------------------------------------
                                                                                        INVESTMENT(1)
                                                               UNIT           NET          INCOME       EXPENSE(2)      TOTAL(3)
                                                  UNITS      VALUE ($)    ASSETS ($)      RATIO (%)      RATIO (%)     RETURN (%)
                                                ---------    ---------    ----------    -------------   ----------     -----------
  MSF Met/Artisan Mid Cap Value        2014        42,708      67.42       2,879,582        0.70           0.00             1.93
     Investment Division               2013        38,424      66.15       2,541,701        0.90           0.00            36.85
                                       2012        31,546      48.34       1,524,786        0.94           0.00            11.86
                                       2011        25,762      43.21       1,113,168        0.89           0.00             6.76
                                       2010        20,330      40.47         822,824        0.64           0.00            15.04

  MSF MetLife Asset Allocation 20      2014       218,815      16.76       3,666,401        3.81           0.00             4.73
     Investment Division               2013       172,993      16.00       2,767,706        2.89           0.00             4.50
                                       2012       150,610      15.31       2,305,791        3.05           0.00             9.49
                                       2011       120,155      13.98       1,680,137        2.44           0.00             3.48
                                       2010        95,882      13.51       1,295,625        2.84           0.00            10.34

  MSF MetLife Asset Allocation 40      2014       331,297      17.69       5,860,507        2.99           0.00             5.16
     Investment Division               2013       304,689      16.82       5,125,237        2.55           0.00            11.20
                                       2012       244,785      15.13       3,703,030        2.96           0.00            11.74
                                       2011       181,621      13.54       2,458,901        3.53           0.00             1.28
                                       2010       400,707      13.37       5,356,765        3.59           0.00            11.78

  MSF MetLife Asset Allocation 60      2014     1,886,121      18.34      34,593,272        2.22           0.00             5.29
     Investment Division               2013     1,716,591      17.42      29,901,172        2.08           0.00            18.29
                                       2012     1,476,449      14.73      21,740,853        2.41           0.00            13.47
                                       2011     1,160,646      12.98      15,062,198        1.63           0.00           (1.14)
                                       2010       821,746      13.13      10,787,267        2.39           0.00            13.47

  MSF MetLife Asset Allocation 80      2014     3,922,366      18.78      73,668,796        1.70           0.00             5.53
     Investment Division               2013     3,419,091      17.80      60,850,163        1.61           0.00            24.51
                                       2012     3,118,731      14.29      44,578,433        2.03           0.00            15.82
                                       2011     2,545,608      12.34      31,417,625        1.51           0.00           (3.55)
                                       2010     1,859,749      12.80      23,798,021        2.11           0.00            14.89

  MSF MetLife Mid Cap Stock Index      2014       295,423      34.82      10,285,611        0.97           0.00             9.49
     Investment Division               2013       244,411      31.80       7,771,878        1.08           0.00            33.15
                                       2012       197,353      23.88       4,713,203        0.92           0.00            17.60
                                       2011       140,364      20.31       2,850,576        0.81           0.00           (1.89)
                                       2010        96,126      20.70       1,989,867        0.88           0.00            26.28

  MSF MetLife Stock Index              2014       347,273      97.03      33,696,453        1.61           0.00            13.36
     Investment Division               2013       314,416      85.59      26,912,058        1.76           0.00            32.02
                                       2012       287,246      64.83      18,623,575        1.67           0.00            15.76
                                       2011       242,211      56.01      13,565,952        1.55           0.00             1.84
                                       2010       181,289      55.00       9,970,762        1.56           0.00            14.82

  MSF MFS Total Return                 2014        26,586      97.90       2,602,791        2.32           0.00             8.64
     Investment Division               2013        24,994      90.12       2,252,380        2.50           0.00            18.99
                                       2012        21,305      75.73       1,613,514        2.60           0.00            11.58
                                       2011        16,087      67.87       1,091,846        2.53           0.00             2.42
                                       2010        12,613      66.27         835,875        2.71           0.00            10.08

  MSF MFS Value                        2014       326,406      25.70       8,389,491        1.61           0.00            10.81
     Investment Division               2013       302,222      23.20       7,010,221        0.70           0.00            35.73
                                       2012        84,118      17.09       1,437,534        1.64           0.00            16.65
                                       2011        45,257      14.65         663,014        1.41           0.00             0.85
                                       2010        28,068      14.53         407,729        1.36           0.00            11.42

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                  OF METLIFE INSURANCE COMPANY USA
          NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                           AS OF DECEMBER 31                    FOR THE YEAR ENDED DECEMBER 31
                                                -------------------------------------     ------------------------------------------
                                                                                          INVESTMENT(1)
                                                                UNIT           NET           INCOME       EXPENSE(2)      TOTAL(3)
                                                   UNITS      VALUE ($)    ASSETS ($)       RATIO (%)      RATIO (%)     RETURN (%)
                                                ---------     ---------    ----------     -------------   ----------    ------------
  MSF MSCI EAFE Index                   2014      666,397       18.72      12,475,636         2.43           0.00          (6.00)
     Investment Division                2013      525,918       19.92      10,474,509         2.95           0.00           21.86
                                        2012      426,987       16.34       6,978,408         2.87           0.00           18.33
                                        2011      316,841       13.81       4,376,223         2.26           0.00         (12.50)
                                        2010      213,593       15.78       3,371,538         2.45           0.00            8.19

  MSF Neuberger Berman Genesis          2014      116,810       31.24       3,649,314         0.39           0.00            0.01
     Investment Division                2013      106,174       31.24       3,316,658         0.53           0.00           38.52
                                        2012       63,213       22.55       1,425,510         0.36           0.00           10.03
                                        2011       54,047       20.50       1,107,734         0.71           0.00            5.80
                                        2010       43,832       19.37         849,110         0.42           0.00           21.58

  MSF Russell 2000 Index                2014      200,299       36.04       7,218,582         1.09           0.00            5.04
     Investment Division                2013      168,075       34.31       5,766,642         1.44           0.00           38.55
                                        2012      143,051       24.76       3,542,356         1.09           0.00           16.35
                                        2011      109,831       21.28       2,337,551         1.01           0.00          (4.10)
                                        2010       75,979       22.19       1,686,130         0.99           0.00           26.92

  MSF T. Rowe Price Large Cap           2014      293,913       30.68       9,018,456         0.06           0.00            9.09
     Growth Investment Division         2013      231,176       28.13       6,502,571         0.15           0.00           39.16
                                        2012       88,757       20.21       1,794,045         0.11           0.00           18.97
                                        2011       52,851       16.99         897,925         0.08           0.00          (1.11)
                                        2010       31,182       17.18         535,749         0.23           0.00           17.05

  MSF T. Rowe Price Small Cap Growth    2014      151,309       41.33       6,254,317         0.02           0.00            6.91
     Investment Division                2013      117,241       38.66       4,533,082         0.30           0.00           44.55
                                        2012       95,256       26.75       2,547,858           --           0.00           16.18
                                        2011       55,987       23.02       1,289,015           --           0.00            1.77
                                        2010       33,334       22.62         754,119           --           0.00           34.90

  MSF Van Eck Global Natural            2014       10,100      151.34       1,528,437         0.46           0.00         (18.63)
     Resources Investment Division      2013        6,468      185.99       1,202,899         0.75           0.00           11.06
     (Commenced 5/2/2011)               2012        3,841      167.46         643,272           --           0.00            2.80
                                        2011        1,004      162.89         163,582           --           0.00         (22.34)

  MSF Western Asset Management          2014       69,772       41.91       2,923,881         4.95           0.00            5.47
     Strategic Bond Opportunities       2013       55,421       39.73       2,202,024         4.91           0.00            1.09
     Investment Division                2012       53,845       39.30       2,116,268         3.25           0.00           11.50
                                        2011       35,903       35.25       1,265,598         4.47           0.00            6.14
                                        2010       25,244       33.21         838,384         5.07           0.00           12.73

  MSF Western Asset Management          2014       57,851       25.22       1,458,891         1.88           0.00            2.81
     U.S. Government                    2013       55,028       24.53       1,349,753         2.18           0.00          (0.74)
     Investment Division                2012       52,838       24.71       1,305,690         2.12           0.00            3.37
                                        2011       48,288       23.91       1,154,356         1.43           0.00            5.51
                                        2010       50,890       22.66       1,153,046         2.59           0.00            5.81

  MSF WMC Balanced                      2014       23,203       93.94       2,179,757         1.86           0.00           10.55
     Investment  Division               2013       20,986       84.97       1,783,279         2.32           0.00           20.59
                                        2012       16,970       70.46       1,195,726         2.06           0.00           12.38
                                        2011       11,493       62.70         720,671         2.24           0.00            3.80
                                        2010        9,253       60.41         558,968         1.77           0.00            9.65

           METLIFE INVESTORS USA VARIABLE LIFE ACCOUNT A
                 OF METLIFE INSURANCE COMPANY USA
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                         AS OF DECEMBER 31                   FOR THE YEAR ENDED DECEMBER 31
                                               -------------------------------------   ------------------------------------------
                                                                                       INVESTMENT(1)
                                                               UNIT          NET          INCOME       EXPENSE(2)      TOTAL(3)
                                                  UNITS      VALUE ($)   ASSETS ($)      RATIO (%)      RATIO (%)     RETURN (%)
                                               ---------    ----------   -----------   -------------   ----------     -----------

  MSF WMC Core Equity                  2014      187,380       68.96     12,921,088        0.69           0.00           10.63
     Opportunities                     2013      178,477       62.33     11,124,108        1.33           0.00           33.70
     Investment Division               2012      167,404       46.62      7,804,023        0.80           0.00           12.86
                                       2011      142,183       41.31      5,872,926        1.09           0.00          (4.04)
                                       2010      111,197       43.04      4,786,078        0.92           0.00           12.00

1 These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying portfolio or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio or fund in which the Investment Division invests.

2 These amounts represent annualized policy expenses of each of the applicable
  Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolio or fund have been excluded.

3 These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio or fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

This page is intentionally left blank.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                      Page
                                                                                                      ----
Report of Independent Registered Public Accounting Firm..............................................   2
Financial Statements at December 31, 2014 and 2013 and for the Years Ended December 31, 2014, 2013
  and 2012:
 Consolidated Balance Sheets.........................................................................   3
 Consolidated Statements of Operations...............................................................   4
 Consolidated Statements of Comprehensive Income (Loss)..............................................   5
 Consolidated Statements of Stockholder's Equity.....................................................   6
 Consolidated Statements of Cash Flows...............................................................   7
 Notes to the Consolidated Financial Statements......................................................   9
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies........   9
     Note 2 -- Segment Information...................................................................  27
     Note 3 -- Mergers...............................................................................  33
     Note 4 -- Dispositions..........................................................................  34
     Note 5 -- Insurance.............................................................................  35
     Note 6 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles...  43
     Note 7 -- Reinsurance...........................................................................  46
     Note 8 -- Investments...........................................................................  54
     Note 9 -- Derivatives...........................................................................  76
     Note 10 -- Fair Value...........................................................................  90
     Note 11 -- Goodwill............................................................................. 117
     Note 12 -- Debt................................................................................. 120
     Note 13 -- Equity............................................................................... 120
     Note 14 -- Other Expenses....................................................................... 126
     Note 15 -- Income Tax........................................................................... 127
     Note 16 -- Contingencies, Commitments and Guarantees............................................ 130
     Note 17 -- Related Party Transactions........................................................... 134
Financial Statement Schedules at December 31, 2014 and 2013 and for the Years Ended December 31,
  2014, 2013 and 2012:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related Parties...... 135
 Schedule III -- Consolidated Supplementary Insurance Information.................................... 136
 Schedule IV -- Consolidated Reinsurance............................................................. 138

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of MetLife Insurance Company USA:

We have audited the accompanying consolidated balance sheets of MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut) and subsidiaries (the "Company") as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2014. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Insurance Company USA and subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 3 to the consolidated financial statements, on November 14, 2014, MetLife Insurance Company of Connecticut was renamed MetLife Insurance Company USA and merged with MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, and Exeter Reassurance Company, Ltd., all subsidiaries of MetLife, Inc. As the mergers involved entities all under common control, the accompanying consolidated financial statements have been retrospectively adjusted for all periods presented to reflect the mergers in a manner similar to a pooling-of-interests.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 27, 2015

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2014 and 2013

                (In millions, except share and per share data)

                                                                                             2014         2013
                                                                                         -----------  -----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $46,423 and $46,988, respectively)................................................... $    50,697  $    48,824
 Equity securities available-for-sale, at estimated fair value (cost: $400 and $443,
   respectively)........................................................................         459          463
 Mortgage loans (net of valuation allowances of $25 and $35, respectively; includes
   $280 and $1,598, respectively, at estimated fair value, relating to variable
   interest entities)...................................................................       5,839        8,004
 Policy loans...........................................................................       1,194        1,246
 Real estate and real estate joint ventures (includes $93 and $0, respectively, of real
   estate held-for-sale)................................................................         894          754
 Other limited partnership interests....................................................       2,234        2,162
 Short-term investments, principally at estimated fair value............................       1,232        4,964
 Other invested assets, principally at estimated fair value.............................       4,531        5,899
                                                                                         -----------  -----------
   Total investments....................................................................      67,080       72,316
Cash and cash equivalents, principally at estimated fair value..........................       1,206        1,400
Accrued investment income (includes $2 and $9, respectively, relating to variable
  interest entities)....................................................................         501          660
Premiums, reinsurance and other receivables.............................................      21,559       19,553
Deferred policy acquisition costs and value of business acquired........................       4,890        5,691
Current income tax recoverable..........................................................         537          398
Goodwill................................................................................         381          526
Other assets............................................................................         848          943
Separate account assets.................................................................     108,861      109,814
                                                                                         -----------  -----------
     Total assets....................................................................... $   205,863  $   211,301
                                                                                         ===========  ===========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits.................................................................. $    28,479  $    30,603
Policyholder account balances...........................................................      35,486       37,389
Other policy-related balances...........................................................       3,320        4,130
Payables for collateral under securities loaned and other transactions..................       7,501        6,914
Long-term debt (includes $139 and $1,461, respectively, at estimated fair value,
  relating to variable interest entities)...............................................         928        2,326
Deferred income tax liability...........................................................       1,338          251
Other liabilities (includes $1 and $7, respectively, relating to variable interest
  entities).............................................................................       7,944        8,308
Separate account liabilities............................................................     108,861      109,814
                                                                                         -----------  -----------
     Total liabilities..................................................................     193,857      199,735
                                                                                         -----------  -----------
Contingencies, Commitments and Guarantees (Note 16)
Stockholder's Equity
Common stock, par value $25,000 and $2.50 per share; 4,000 and 40,000,000 shares
  authorized; 3,000 and 34,595,317 shares issued and outstanding, respectively..........          75           86
Additional paid-in capital..............................................................      10,855       11,506
Retained earnings (deficit).............................................................      (1,350)      (1,006)
Accumulated other comprehensive income (loss)...........................................       2,426          980
                                                                                         -----------  -----------
     Total stockholder's equity.........................................................      12,006       11,566
                                                                                         -----------  -----------
      Total liabilities and stockholder's equity........................................ $   205,863  $   211,301
                                                                                         ===========  ===========

       See accompanying notes to the consolidated financial statements.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                         2014       2013       2012
                                                                      ---------  ---------  ---------
Revenues
Premiums............................................................. $   1,152  $     689  $   2,215
Universal life and investment-type product policy fees...............     3,193      3,130      3,014
Net investment income................................................     2,669      2,999      3,060
Other revenues.......................................................       539        610        626
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.......        (6)        (9)       (54)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)..................        (6)       (11)         3
 Other net investment gains (losses).................................      (457)        47        241
                                                                      ---------  ---------  ---------
   Total net investment gains (losses)...............................      (469)        27        190
 Net derivative gains (losses).......................................      (181)       441     (2,345)
                                                                      ---------  ---------  ---------
     Total revenues..................................................     6,903      7,896      6,760
                                                                      ---------  ---------  ---------
Expenses
Policyholder benefits and claims.....................................     2,764      3,147      4,321
Interest credited to policyholder account balances...................     1,062      1,168      1,281
Goodwill impairment..................................................        33         66        394
Other expenses.......................................................     2,754      1,937      2,636
                                                                      ---------  ---------  ---------
     Total expenses..................................................     6,613      6,318      8,632
                                                                      ---------  ---------  ---------
Income (loss) from continuing operations before provision for income
  tax................................................................       290      1,578     (1,872)
Provision for income tax expense (benefit)...........................        (5)       437       (813)
                                                                      ---------  ---------  ---------
Income (loss) from continuing operations, net of income tax..........       295      1,141     (1,059)
Income (loss) from discontinued operations, net of income tax........        --         --          8
                                                                      ---------  ---------  ---------
Net income (loss).................................................... $     295  $   1,141  $  (1,051)
                                                                      =========  =========  =========

       See accompanying notes to the consolidated financial statements.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                         2014       2013       2012
                                                                      ---------  ---------  ---------
Net income (loss).................................................... $     295  $   1,141  $  (1,051)
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........     1,953     (2,232)       941
 Unrealized gains (losses) on derivatives............................       244       (206)         3
 Foreign currency translation adjustments............................       (50)        54        101
                                                                      ---------  ---------  ---------
Other comprehensive income (loss), before income tax.................     2,147     (2,384)     1,045
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................      (701)       808       (344)
                                                                      ---------  ---------  ---------
Other comprehensive income (loss), net of income tax.................     1,446     (1,576)       701
                                                                      ---------  ---------  ---------
Comprehensive income (loss).......................................... $   1,741  $    (435) $    (350)
                                                                      =========  =========  =========

       See accompanying notes to the consolidated financial statements.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Consolidated Statements of Stockholder's Equity
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                      Accumulated
                                             Additional   Retained       Other         Total
                                   Common     Paid-in     Earnings   Comprehensive Stockholder's
                                   Stock      Capital     (Deficit)  Income (Loss)    Equity
                                 ---------  -----------  ----------  ------------- -------------
Balance at January 1, 2012
  (Note 3)...................... $      86  $     8,582  $    1,034    $   1,855    $   11,557
Dividend of subsidiary
  (Note 4)......................                               (347)                      (347)
Dividend paid to MetLife, Inc...                               (522)                      (522)
Capital contribution (Note 3)...                  2,878                                  2,878
Net income (loss)...............                             (1,051)                    (1,051)
Other comprehensive income
  (loss), net of income tax (1).                                             701           701
                                 ---------  -----------  ----------    ---------    ----------
Balance at December 31, 2012....        86       11,460        (886)       2,556        13,216
Dividend paid to MetLife, Inc...                             (1,261)                    (1,261)
Capital contribution............                     46                                     46
Net income (loss)...............                              1,141                      1,141
Other comprehensive income
  (loss), net of income tax.....                                          (1,576)       (1,576)
                                 ---------  -----------  ----------    ---------    ----------
Balance at December 31, 2013....        86       11,506      (1,006)         980        11,566
Redemption of common stock......       (11)        (895)       (484)                    (1,390)
Dividend paid to MetLife, Inc...                               (155)                      (155)
Capital contribution............                    244                                    244
Net income (loss)...............                                295                        295
Other comprehensive income
  (loss), net of income tax.....                                           1,446         1,446
                                 ---------  -----------  ----------    ---------    ----------
Balance at December 31, 2014.... $      75  $    10,855  $   (1,350)   $   2,426    $   12,006
                                 =========  ===========  ==========    =========    ==========

--------

(1)Includes amounts related to dividend of subsidiary. See Notes 4 and 13.

       See accompanying notes to the consolidated financial statements.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                                                      2014      2013      2012
                                                                                                    --------  --------  --------
Cash flows from operating activities
Net income (loss).................................................................................. $    295  $  1,141  $ (1,051)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
  Depreciation and amortization expenses...........................................................       30        35        33
  Amortization of premiums and accretion of discounts associated with investments, net.............     (166)     (150)     (170)
  (Gains) losses on investments and from sales of businesses, net..................................      469       (27)     (200)
  (Gains) losses on derivatives, net...............................................................    1,443     1,567     3,643
  (Income) loss from equity method investments, net of dividends or distributions..................      (11)      (82)      (43)
  Interest credited to policyholder account balances...............................................    1,062     1,168     1,281
  Universal life and investment-type product policy fees...........................................   (3,193)   (3,130)   (3,014)
  Goodwill impairment..............................................................................       33        66       394
  Change in fair value option securities...........................................................       --        --      (601)
  Change in accrued investment income..............................................................      124       146        91
  Change in premiums, reinsurance and other receivables............................................   (1,479)     (190)     (614)
  Change in deferred policy acquisition costs and value of business acquired, net..................      711      (480)     (154)
  Change in income tax.............................................................................      245       691      (798)
  Change in other assets...........................................................................    2,258     2,006     1,869
  Change in insurance-related liabilities and policy-related balances..............................    1,398     1,198     2,055
  Change in other liabilities......................................................................    1,390        31       308
  Other, net.......................................................................................      (67)       (6)       --
                                                                                                    --------  --------  --------
Net cash provided by (used in) operating activities................................................    4,542     3,984     3,029
                                                                                                    --------  --------  --------
Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities.......................................................................   20,249    20,330    16,647
   Equity securities...............................................................................       98        69        60
   Mortgage loans..................................................................................    2,428     2,304     1,461
   Real estate and real estate joint ventures......................................................       28       104        72
   Other limited partnership interests.............................................................      255       153       220
  Purchases of:
   Fixed maturity securities.......................................................................  (24,520)  (17,068)  (18,153)
   Equity securities...............................................................................      (41)     (133)      (60)
   Mortgage loans..................................................................................     (343)     (912)     (879)
   Real estate and real estate joint ventures......................................................     (209)     (201)     (225)
   Other limited partnership interests.............................................................     (345)     (368)     (357)
  Cash received in connection with freestanding derivatives........................................      788       258       845
  Cash paid in connection with freestanding derivatives............................................   (1,991)   (3,615)   (2,126)
  Sale of business, net of cash and cash equivalents disposed of $251, $0 and $0,
   respectively....................................................................................      451        --        --
  Dividend of subsidiary...........................................................................       --        --       (53)
  Sales of loans to affiliates.....................................................................      520        --        --
  Net change in policy loans.......................................................................       52        (3)      (14)
  Net change in short-term investments.............................................................    3,581     2,060     1,273
  Net change in other invested assets..............................................................     (305)      113      (113)
  Other, net.......................................................................................       --         3        --
                                                                                                    --------  --------  --------
Net cash provided by (used in) investing activities................................................      696     3,094    (1,402)
                                                                                                    --------  --------  --------

       See accompanying notes to the consolidated financial statements.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (Continued)
             For the Years Ended December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                                              2014       2013       2012
                                                                                           ---------  ---------  ----------
Cash flows from financing activities
  Policyholder account balances:
   Deposits...............................................................................    18,581     15,005      16,417
   Withdrawals............................................................................   (21,564)   (16,806)    (16,549)
  Net change in payables for collateral under securities loaned and other transactions....       703     (3,197)     (1,395)
  Long-term debt repaid...................................................................    (1,379)    (1,009)       (482)
  Financing element on certain derivative instruments.....................................      (414)      (197)         67
  Redemption of common stock..............................................................      (906)        --          --
  Common stock redemption premium.........................................................      (484)        --          --
  Dividends paid to MetLife, Inc..........................................................      (155)    (1,261)       (522)
  Capital contributions from MetLife, Inc.................................................       231         --         800
                                                                                           ---------  ---------  ----------
Net cash provided by (used in) financing activities.......................................    (5,387)    (7,465)     (1,664)
                                                                                           ---------  ---------  ----------
Effect of change in foreign currency exchange rates on cash and cash equivalents balances.       (45)       (41)        (15)
                                                                                           ---------  ---------  ----------
Change in cash and cash equivalents.......................................................      (194)      (428)        (52)
Cash and cash equivalents, beginning of year..............................................     1,400      1,828       1,880
                                                                                           ---------  ---------  ----------
Cash and cash equivalents, end of year.................................................... $   1,206  $   1,400  $    1,828
                                                                                           =========  =========  ==========
Supplemental disclosures of cash flow information
Net cash paid (received) for:
   Interest............................................................................... $     116  $     199  $      331
                                                                                           =========  =========  ==========
   Income tax............................................................................. $    (221) $    (272) $       23
                                                                                           =========  =========  ==========
Non-cash transactions:
  Disposal of subsidiary: (1)
   Assets disposed........................................................................ $      --  $      --  $    4,857
   Liabilities disposed...................................................................        --         --      (4,567)
                                                                                           ---------  ---------  ----------
   Net assets disposed....................................................................        --         --         290
   Cash disposed..........................................................................        --         --         (53)
   Dividend of interests in subsidiary....................................................        --         --        (237)
                                                                                           ---------  ---------  ----------
   (Gain) loss on dividend of interests in subsidiary..................................... $      --  $      --  $       --
                                                                                           =========  =========  ==========
  Capital contributions from MetLife, Inc................................................. $      13  $      46  $    2,078
                                                                                           =========  =========  ==========
  Assignment of senior notes to MetLife, Inc.............................................. $      --  $      --  $    2,000
                                                                                           =========  =========  ==========
  Transfers of fixed maturity securities to affiliates.................................... $     804  $      --  $       --
                                                                                           =========  =========  ==========
  Purchase of fixed maturity securities associated with business transfer................. $      --  $      --  $      761
                                                                                           =========  =========  ==========
  Purchase of short-term investments associated with business transfer.................... $      --  $      --  $       72
                                                                                           =========  =========  ==========
  Real estate and real estate joint ventures acquired in satisfaction of debt............. $      --  $      --  $       50
                                                                                           =========  =========  ==========

--------

(1)See Note 4.

       See accompanying notes to the consolidated financial statements.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  "MetLife USA" and the "Company" refer to MetLife Insurance Company USA (formerly, MetLife Insurance Company of Connecticut ("MICC")), a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. MetLife Insurance Company USA is a wholly-owned subsidiary of MetLife, Inc. The Company offers individual annuities, individual life insurance, and institutional protection and asset accumulation products.

  In November 2014, MetLife Insurance Company of Connecticut re-domesticated from Connecticut to Delaware, changed its name to MetLife Insurance Company USA and merged with its subsidiary, MetLife Investors USA Insurance Company ("MLI-USA"), and its affiliates, MetLife Investors Insurance Company ("MLIIC") and Exeter Reassurance Company, Ltd. ("Exeter"). See Note 3 for further information on the merger transactions and the prior periods' adjustments.

  The Company is organized into two segments: Retail and Corporate Benefit Funding.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of MetLife Insurance Company USA and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Discontinued Operations

   The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. Effective January 1, 2014, the Company early adopted new guidance regarding reporting of discontinued operations for disposals or classifications as held-for-sale that have not been previously reported in the consolidated financial statements. A disposal of a component is reported in discontinued operations if the disposal represents a strategic shift that has or will have a major effect on the Company's operations and financial results. See "-- Adoption of New Accounting Pronouncements."

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

  .  such separate accounts are legally recognized;
  . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
  . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account. Unit-linked separate account investments that are directed by contractholders but do not meet one or more of the other above criteria are included in fair value option ("FVO") securities. See Note 4 for the disposition of MetLife Europe Limited ("MetLife Europe").

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

Summary of Significant Accounting Policies

   The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

-----------------------------------------------------------------------------------------
Accounting Policy                                                                    Note
-----------------------------------------------------------------------------------------
Insurance                                                                             5
-----------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles   6
-----------------------------------------------------------------------------------------
Reinsurance                                                                           7
-----------------------------------------------------------------------------------------
Investments                                                                           8
-----------------------------------------------------------------------------------------
Derivatives                                                                           9
-----------------------------------------------------------------------------------------
Fair Value                                                                            10
-----------------------------------------------------------------------------------------
Goodwill                                                                              11
-----------------------------------------------------------------------------------------
Income Tax                                                                            15
-----------------------------------------------------------------------------------------
Litigation Contingencies                                                              16
-----------------------------------------------------------------------------------------

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

    The Company issues directly and assumes through reinsurance, certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances primarily include assumed affiliated reinsurance payables, affiliated deferred experience refunds, policy and contract claims and unearned revenue liabilities.

    The assumed affiliated reinsurance payable relates primarily to reinsurance for certain universal life business assumed from an affiliate, net of other reinsurance.

    The affiliated deferred experience refunds relate to the repayment of acquisition costs under an affiliated reinsurance agreement and represent part the net cost of reinsurance for the business reinsured. The deferred experience refund is being amortized consistent with the DAC methodology on the underlying contracts.

    The liability for policy and contract claims generally relates to incurred but not reported death, disability, and long-term care ("LTC") claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .  incremental direct costs of contract acquisition, such as commissions;
  . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed;
  . other essential direct costs that would not have been incurred had a policy not been acquired or renewed; and
  . the costs of direct-response advertising, the primary purpose of which is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in probable future benefits.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

   DAC and VOBA are amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Nonparticipating and                Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts (primarily term
    insurance)
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts
 -----------------------------------------------------------------------------

   See Note 6 for additional information on DAC and VOBA amortization.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements ("DSI") to determine the recoverability of the asset.

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate. Certain assumed GMWB, GMAB and GMIB are also accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income from investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

    Also included in mortgage loans are commercial mortgage loans held by consolidated securitization entities ("CSEs") for which the FVO was elected, which are stated at estimated fair value. Changes in estimated fair value are recognized in net investment gains (losses) for commercial mortgage loans held by CSEs.

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  the underlying insurance policies. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is recorded on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for equity securities when it has significant influence or at least 20% interest and for real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values which are described in "-- Derivatives" below.
    . Funds withheld which represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
    . Tax credit and renewable energy partnerships which derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Investments in operating joint ventures that engage in insurance underwriting activities and are accounted for under the equity method.
    . Leveraged leases which are recorded net of non-recourse debt. Income is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.
    . Loans to affiliates which are stated at unpaid principal balance and adjusted for any unamortized premium or discount.

  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected in the Company's financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

 -----------------------------------------------------------------------------
 Statement of Operations Presentation:  Derivative:
 -----------------------------------------------------------------------------
 Policyholder benefits and claims       .  Economic hedges of variable
                                           annuity guarantees included in
                                           future policy benefits
 -----------------------------------------------------------------------------
 Net investment income                  .  Economic hedges of equity method
                                           investments in joint ventures
 -----------------------------------------------------------------------------

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

    . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) -- in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
    . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

    . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
    . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
    . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses) except for those in policyholder benefits and claims related to ceded reinsurance of GMIB. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Goodwill

   Goodwill represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Employee Benefit Plans

   Pension, postretirement and postemployment benefits are provided to associates under plans sponsored and administered by Metropolitan Life Insurance Company ("MLIC"), an affiliate of the Company. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

 Income Tax

   MetLife Insurance Company USA and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to MetLife Insurance Company USA and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100% under such method) of reimbursing companies for tax attributes e.g. net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year's taxable income. If MetLife Insurance Company USA or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MetLife Insurance Company USA and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MetLife Insurance Company USA or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

  . the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

  .  the jurisdiction in which the deferred tax asset was generated;

  . the length of time that carryforward can be utilized in the various taxing jurisdiction;

  . future taxable income exclusive of reversing temporary differences and carryforwards;

  .  future reversals of existing taxable temporary differences;

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  .  taxable income in prior carryback years; and

  .  tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

 Other Accounting Policies

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to 10 years for leasehold improvements, and from three to seven years for all other property and equipment. The net book value of the property, equipment and leasehold improvements was insignificant at both December 31, 2014 and 2013.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $235 million and $215 million at December 31, 2014 and 2013, respectively. Accumulated amortization of capitalized software was $107 million and $105 million at December 31, 2014 and 2013, respectively. Related amortization expense was $2 million, $7 million and $12 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  Other Revenues

    Other revenues primarily include, in addition to items described elsewhere herein, fee income on financial reinsurance agreements and broker-dealer fees.

  Foreign Currency

    Assets, liabilities and operations of foreign affiliates and subsidiaries are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  Effective November 18, 2014, the Company adopted new guidance on when, if ever, the cost of acquiring an entity should be used to establish a new accounting basis ("pushdown") in the acquired entity's separate financial statements. The guidance provides an acquired entity and its subsidiaries with an irrevocable option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. If a reporting entity elects to apply pushdown accounting, its stand-alone financial statements would reflect the acquirer's new basis in the acquired entity's assets and liabilities. The election to apply pushdown accounting should be determined by an acquired entity for each individual change-in-control event in which an acquirer obtains control of the acquired entity; however, an entity that does not elect to apply pushdown accounting in the period of a change-in-control can later elect to retrospectively apply pushdown accounting to the most recent change-in-control transaction as a change in accounting principle. The new guidance did not have a material impact on the financial statements upon adoption.

  Effective January 1, 2014, the Company early adopted new guidance regarding reporting of discontinued operations and disclosures of disposals of components of an entity. The guidance increases the threshold for a disposal to qualify as a discontinued operation, expands the disclosures for discontinued operations and requires new disclosures for certain disposals that do not meet the definition of a discontinued operation. Disposals must now represent a strategic shift that has or will have a major effect on the entity's operations and financial results to qualify as discontinued operations. As discussed in
Note 4, the Company sold its wholly-owned subsidiary,

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

MetLife Assurance Limited ("MAL"). As a result of the adoption of this new guidance, the results of operations of MAL and the loss on sale have been included in income from continuing operations.

  Effective July 17, 2013, the Company adopted guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption.

  Effective January 1, 2013, the Company adopted guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of accumulated OCI ("AOCI") by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 13.

  Effective January 1, 2013, the Company adopted guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 9.

  On January 1, 2012, the Company adopted guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

is less than its carrying value will it be required to calculate the fair value of the reporting unit. The qualitative assessment is optional and the Company is permitted to bypass it for any reporting unit in any period and begin its impairment analysis with the quantitative calculation. The Company is permitted to perform the qualitative assessment in any subsequent period.

  Effective January 1, 2012, the Company adopted guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 10.

Future Adoption of New Accounting Pronouncements

  In February 2015, the FASB issued new guidance to improve consolidation guidance for legal entities (Accounting Standards Update ("ASU") 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis), effective for fiscal years beginning after December 15, 2015 and interim periods within those years and early adoption is permitted. The new standard is intended to improve targeted areas of the consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures. The amendments in the ASU affect the consolidation evaluation for reporting organizations. In addition, the amendments in this ASU simplify and improve current GAAP by reducing the number of consolidation models. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In June 2014, the FASB issued new guidance on transfers and servicing (ASU 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosure), effective prospectively for fiscal years beginning after December 15, 2014 and interim periods within those years. The new guidance requires that repurchase-to-maturity transactions and repurchase financing arrangements be accounted for as secured borrowings and provides for enhanced disclosures, including the nature of collateral pledged and the time to maturity. Certain interim period disclosures for repurchase agreements and securities lending transactions are not required until the second quarter of 2015. The adoption of this new guidance will not have a material impact on the Company's consolidated financial statements.

  In May 2014, the FASB issued a comprehensive new revenue recognition standard (ASU 2014-09, Revenue from Contracts with Customers (Topic 606)), effective retrospectively for fiscal years beginning after December 15, 2016 and interim periods within those years. Early adoption of this standard is not permitted. The new guidance will supersede nearly all existing revenue recognition guidance under GAAP; however, it will not impact the accounting for insurance contracts, leases, financial instruments and guarantees. For those contracts that are impacted by the new guidance, the guidance will require an entity to recognize revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled, in exchange for those goods or services. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  In January 2014, the FASB issued new guidance regarding investments (ASU 2014-01, Investments -- Equity Method and Joint Ventures (Topic 323):
Accounting for Investments in Qualified Affordable Housing Projects), effective retrospectively for fiscal years beginning after December 15, 2014 and interim reporting periods within those years. The new guidance is applicable to investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity that meets certain conditions is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received, and recognize the net investment performance on the statement of operations as a component of income tax expense (benefit). The adoption of this new guidance will not have an impact on the Company's consolidated financial statements.

2. Segment Information

  The Company is organized into two segments: Retail and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

Retail

  The Retail segment offers a broad range of protection products and a variety of annuities primarily to individuals, and is organized into two businesses:
Annuities and Life & Other. Annuities includes a variety of variable, fixed and equity index-linked annuities which provide for both asset accumulation and asset distribution needs. Life & Other insurance products and services include variable life, universal life, term life and whole life products, as well as individual disability income products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products.

Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest products and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes structured settlements and certain products to fund company-, bank- or trust-owned life insurance used to finance non-qualified benefit programs for executives.

Corporate & Other

  Corporate & Other contains the excess capital not allocated to the segments, various start-up businesses (including direct and digital marketing products), run-off businesses, the Company's ancillary international operations and interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes assumed reinsurance of certain variable annuity products from a former affiliated operating joint venture in Japan. Under this in-force reinsurance agreement, the Company reinsures living and death benefit guarantees issued in connection with variable annuity products. Additionally, Corporate & Other includes a reinsurance agreement to assume certain blocks of indemnity reinsurance from an affiliate. These reinsurance agreements were recaptured effective November 1, 2014. Corporate & Other also includes the elimination of intersegment amounts.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by the Company and are referred to as divested businesses. Operating revenues also excludes net investment gains (losses) and net derivative gains (losses). Operating expenses also excludes goodwill impairments.

  The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

 . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

 . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iv) excludes certain amounts related to contractholder-directed unit-linked investments, and (v) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

  The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

 . Policyholder benefits and claims excludes: (i) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (ii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and (iii) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

 . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments;

 . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


 . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

 . Other expenses excludes costs related to: (i) implementation of new insurance regulatory requirements, and (ii) acquisition and integration costs.

  In the first quarter of 2014, the Company began reporting the operations of MAL as divested business. See Note 4.

  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2014, 2013 and 2012 and at December 31, 2014 and 2013. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s and the Company's business.

  MetLife, Inc.'s economic capital model aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon and applying an industry standard method for the inclusion of diversification benefits among risk types. MetLife, Inc.'s management is responsible for the ongoing production and enhancement of the economic capital model and reviews its approach periodically to ensure that it remains consistent with emerging industry practice standards.

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income
(loss) from continuing operations, net of income tax.

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

  Effective January 1, 2015, the Company implemented certain segment reporting changes related to the measurement of segment operating earnings, including revising the Company's capital allocation methodology. The changes will be applied retrospectively beginning with the first quarter of 2015. The changes will not impact total consolidated operating earnings or net income.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                                    Operating Results
                                                         ---------------------------------------
                                                                   Corporate
                                                                    Benefit   Corporate                         Total
Year Ended December 31, 2014                              Retail  Funding (1)  & Other   Total   Adjustments Consolidated
-------------------------------------------------------- -------- ----------- --------- -------- ----------- ------------
                                                                                  (In millions)
Revenues
Premiums................................................ $  1,080   $  (26)    $    96  $  1,150 $        2   $    1,152
Universal life and investment-type product policy fees..    2,700        33        146     2,879        314        3,193
Net investment income...................................    2,062       896      (211)     2,747       (78)        2,669
Other revenues..........................................      532         5          1       538          1          539
Net investment gains (losses)...........................       --        --         --        --      (469)        (469)
Net derivative gains (losses)...........................       --        --         --        --      (181)        (181)
                                                         --------   -------    -------  -------- ----------   ----------
  Total revenues........................................    6,374       908         32     7,314      (411)        6,903
                                                         --------   -------    -------  -------- ----------   ----------
Expenses
Policyholder benefits and claims........................    1,768       390         55     2,213        551        2,764
Interest credited to policyholder account balances......      943       116         --     1,059          3        1,062
Goodwill impairment.....................................       --        --         --        --         33           33
Capitalization of DAC...................................    (221)       (1)       (57)     (279)         --        (279)
Amortization of DAC and VOBA............................      678         2         22       702        288          990
Interest expense on debt................................        5        --         68        73         36          109
Other expenses..........................................    1,722        28        172     1,922         12        1,934
                                                         --------   -------    -------  -------- ----------   ----------
  Total expenses........................................    4,895       535        260     5,690        923        6,613
                                                         --------   -------    -------  -------- ----------   ----------
Provision for income tax expense (benefit)..............      518       129      (227)       420      (425)          (5)
                                                         --------   -------    -------  --------              ----------
Operating earnings...................................... $    961   $   244    $   (1)     1,204
                                                         ========   =======    =======
Adjustments to:.........................................
  Total revenues........................................                                   (411)
  Total expenses........................................                                   (923)
  Provision for income tax (expense) benefit............                                     425
                                                                                        --------
Income (loss) from continuing operations, net of income
 tax....................................................                                $    295              $      295
                                                                                        ========              ==========

--------

(1)Premiums and policyholder benefits and claims both include ($87) million of ceded reinsurance with MLIC related to merger transactions. See Notes 3 and 7.

                                             Corporate
                                              Benefit  Corporate
    At December 31, 2014            Retail    Funding   & Other    Total
    ----------------------------- ---------- --------- --------- ----------
                                                (In millions)
    Total assets................. $  175,336 $  25,080 $  5,447  $  205,863
    Separate account assets...... $  106,667 $   2,194 $     --  $  108,861
    Separate account liabilities. $  106,667 $   2,194 $     --  $  108,861

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                                   Operating Results
                                                         -------------------------------------
                                                                  Corporate
                                                                   Benefit  Corporate                         Total
Year Ended December 31, 2013                              Retail   Funding   & Other   Total   Adjustments Consolidated
-------------------------------------------------------- -------- --------- --------- -------- ----------- ------------
                                                                                 (In millions)
Revenues
Premiums................................................ $    469 $     92  $     36  $    597 $       92  $       689
Universal life and investment-type product policy fees..    2,648       35       179     2,862        268        3,130
Net investment income...................................    2,019    1,002     (151)     2,870        129        2,999
Other revenues..........................................      605        5        --       610         --          610
Net investment gains (losses)...........................       --       --        --        --         27           27
Net derivative gains (losses)...........................       --       --        --        --        441          441
                                                         -------- --------  --------  -------- ----------  -----------
  Total revenues........................................    5,741    1,134        64     6,939        957        7,896
                                                         -------- --------  --------  -------- ----------  -----------
Expenses
Policyholder benefits and claims........................    1,087      527        13     1,627      1,520        3,147
Interest credited to policyholder account balances......    1,034      139        --     1,173        (5)        1,168
Goodwill impairment.....................................       --       --        --        --         66           66
Capitalization of DAC...................................    (483)      (2)      (27)     (512)         --        (512)
Amortization of DAC and VOBA............................      586        5         1       592      (387)          205
Interest expense on debt................................        5       --        68        73        122          195
Other expenses..........................................    1,935       17        78     2,030         19        2,049
                                                         -------- --------  --------  -------- ----------  -----------
  Total expenses........................................    4,164      686       133     4,983      1,335        6,318
                                                         -------- --------  --------  -------- ----------  -----------
Provision for income tax expense (benefit)..............      585      156     (129)       612      (175)          437
                                                         -------- --------  --------  --------             -----------
Operating earnings...................................... $    992 $    292  $     60     1,344
                                                         ======== ========  ========
Adjustments to:
  Total revenues........................................                                   957
  Total expenses........................................                               (1,335)
  Provision for income tax (expense) benefit............                                   175
                                                                                      --------
Income (loss) from continuing operations, net of income
 tax....................................................                              $  1,141             $     1,141
                                                                                      ========             ===========

                                             Corporate
                                              Benefit  Corporate
    At December 31, 2013            Retail    Funding   & Other    Total
    ----------------------------- ---------- --------- --------- ----------
                                                (In millions)

    Total assets................. $  171,355 $  31,300 $  8,646  $  211,301
    Separate account assets...... $  107,726 $   2,088 $     --  $  109,814
    Separate account liabilities. $  107,726 $   2,088 $     --  $  109,814

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                                     Operating Results
                                                         -----------------------------------------
                                                                    Corporate
                                                                     Benefit  Corporate                           Total
Year Ended December 31, 2012                               Retail    Funding   & Other    Total    Adjustments Consolidated
-------------------------------------------------------- ---------- --------- --------- ---------- ----------- ------------
                                                                                   (In millions)
Revenues
Premiums................................................ $      571  $     73  $  1,015 $    1,659 $       556  $     2,215
Universal life and investment-type product policy fees..      2,530        29       195      2,754         260        3,014
Net investment income...................................      1,828     1,016      (19)      2,825         235        3,060
Other revenues..........................................        621         5        --        626          --          626
Net investment gains (losses)...........................         --        --        --         --         190          190
Net derivative gains (losses)...........................         --        --        --         --     (2,345)      (2,345)
                                                         ----------  --------  -------- ---------- -----------  -----------
  Total revenues........................................      5,550     1,123     1,191      7,864     (1,104)        6,760
                                                         ----------  --------  -------- ---------- -----------  -----------
Expenses
Policyholder benefits and claims........................      1,001       496     1,101      2,598       1,723        4,321
Interest credited to policyholder account balances......      1,073       166        --      1,239          42        1,281
Goodwill impairment.....................................         --        --        --         --         394          394
Capitalization of DAC...................................      (869)       (5)      (34)      (908)          --        (908)
Amortization of DAC and VOBA............................        720        10         3        733           1          734
Interest expense on debt................................          5        --       149        154         163          317
Other expenses..........................................      2,371        21        77      2,469          24        2,493
                                                         ----------  --------  -------- ---------- -----------  -----------
  Total expenses........................................      4,301       688     1,296      6,285       2,347        8,632
                                                         ----------  --------  -------- ---------- -----------  -----------
Provision for income tax expense (benefit)..............        433       151     (111)        473     (1,286)        (813)
                                                         ----------  --------  -------- ----------              -----------
Operating earnings...................................... $      816  $    284  $      6      1,106
                                                         ==========  ========  ========
Adjustments to:
  Total revenues........................................                                   (1,104)
  Total expenses........................................                                   (2,347)
  Provision for income tax (expense) benefit............                                     1,286
                                                                                        ----------
Income (loss) from continuing operations, net of income
 tax....................................................                                $  (1,059)              $   (1,059)
                                                                                        ==========              ===========

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                           Years Ended December 31,
                                          --------------------------
                                            2014     2013     2012
                                          -------- -------- --------
                                                (In millions)
           Annuities..................... $  3,926 $  3,486 $  4,739
           Life insurance................      953      937    1,109
           Accident and health insurance.        5        6        7
                                          -------- -------- --------
            Total........................ $  4,884 $  4,429 $  5,855
                                          ======== ======== ========

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


  The following table presents total premiums, universal life and investment-type product policy fees and other revenues associated with the Company's U.S. and foreign operations:

                                    Years Ended December 31,
                                   --------------------------
                                     2014     2013     2012
                                   -------- -------- --------
                                         (In millions)
                  U.S............. $  4,712 $  4,158 $  4,089
                  Foreign:
                   United Kingdom.       63      128    1,608
                   Other..........      109      143      158
                                   -------- -------- --------
                     Total........ $  4,884 $  4,429 $  5,855
                                   ======== ======== ========

  Revenues derived from any customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2014, 2013 and 2012.

3. Mergers

  In November 2014, MetLife Insurance Company of Connecticut, a wholly-owned subsidiary of MetLife, Inc., re-domesticated from Connecticut to Delaware, changed its name to MetLife Insurance Company USA and merged with its subsidiary, MLI-USA, and its affiliate, MLIIC, each a U.S. insurance company that issued variable annuity products in addition to other products, and Exeter, a former offshore, reinsurance subsidiary of MetLife, Inc. and affiliate of MICC that mainly reinsured guarantees associated with variable annuity products (the "Mergers"). The surviving entity of the Mergers was MetLife USA. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013. Prior to the Mergers, 40,000,000 authorized shares of common stock, of which 30,000,000 shares were issued and outstanding, were converted to 4,000 authorized shares of common stock, of which 3,000 shares were issued and outstanding.

  Prior to the Mergers, effective January 1, 2014, following receipt of New York State Department of Financial Services (the "Department of Financial Services") approval, MetLife Insurance Company of Connecticut withdrew its license to issue insurance policies and annuity contracts in New York. Also effective January 1, 2014, MetLife Insurance Company of Connecticut reinsured with MLIC, an affiliate, all existing New York insurance policies and annuity contracts that include a separate account feature and deposited investments with an estimated fair market value of $6.3 billion into a custodial account to secure MetLife Insurance Company of Connecticut's remaining New York policyholder liabilities not covered by such reinsurance. Also prior to the Mergers, certain risks ceded to Exeter were recaptured. See Note 7 for information regarding additional reinsurance transactions. See Notes 8, 9 and 11 for information regarding additional transactions in connection with the Mergers.

  The Mergers represent a transaction among entities under common control and have been accounted for in a manner similar to the pooling-of-interests method, which requires that the merged entities be combined at their historical cost. The Company's consolidated financial statements and related footnotes are presented as if the transaction occurred at the beginning of the earliest date presented and the prior periods have been retrospectively adjusted.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

3. Mergers (continued)


  Information regarding adjustments to stockholder's equity upon the consummation of the Mergers is as follows:

                                                                             Accumulated
                                                       Additional Retained      Other         Total
                                               Common   Paid-in   Earnings  Comprehensive Stockholder's
                                               Stock    Capital   (Deficit)    Income        Equity
                                               ------- ---------- --------- ------------- -------------
                                                                    (In millions)
Balance of MICC's equity at January 1, 2012... $    86 $   6,673  $  1,081   $    1,771     $   9,611
Balance of MLIIC's equity at January 1, 2012..       6       636       541           35         1,218
Balance of Exeter's equity at January 1, 2012.      13     1,253     (801)           49           514
Mergers adjustments (1).......................    (19)        20       213           --           214
                                               ------- ---------  --------   ----------     ---------
Balance of MetLife USA's equity at January 1,
  2012........................................ $    86 $   8,582  $  1,034   $    1,855     $  11,557
                                               ======= =========  ========   ==========     =========

--------

(1)Includes a reclassification from common stock to additional paid-in capital to eliminate MLIIC's and Exeter's common stock and an adjustment to retained earnings to eliminate reinsurance transactions among the merging companies.

  During 2012, Exeter issued $2.0 billion of preferred stock to MetLife, Inc. in exchange for MetLife, Inc.'s assumption of $2.0 billion of Exeter's senior notes. In November 2014, upon the consummation of the Mergers, the outstanding preferred stock of Exeter was canceled. Consequently, MetLife, Inc.'s preferred capital stock investment was added to its common capital stock investment in MetLife USA. See Note 13 for information regarding additional equity transactions.

4. Dispositions

2014 Disposition

  In May 2014, the Company completed the sale of its wholly-owned subsidiary, MAL, for $702 million ((Pounds)418 million) in net cash consideration. As a result of the sale, a loss of $608 million ($436 million, net of income tax), was recorded for the year ended December 31, 2014, which includes a reduction to goodwill of $112 million ($94 million, net of income tax). The loss is reflected within net investment gains (losses) on the consolidated statements of operations and comprehensive income (loss). Compared to the expected loss at the time of the sales agreement, the actual loss on the sale was increased by net income from MAL of $77 million for the year ended December 31, 2014. MAL's results of operations are included in continuing operations. They were historically included in the Corporate Benefit Funding segment.

2012 Disposition

  In June 2012, the Company distributed all of the issued and outstanding shares of common stock of its wholly-owned subsidiary, MetLife Europe to its stockholders as an in-kind dividend. The net book value of MetLife Europe at the time of the dividend was $290 million which was recorded as a dividend of retained earnings of $347 million and an increase to OCI of $57 million, net of income tax. As of the date of dividend, the Company

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Dispositions (continued)

no longer consolidates the assets, liabilities and operations of MetLife Europe. The net income of MetLife Europe was not material to the Company for the periods prior to the dividend. The results of MetLife Europe were reported in Corporate & Other.

Discontinued Operations

  The following table summarizes the amounts that have been reflected as discontinued operations in the consolidated statements of operations. Income
(loss) from discontinued operations includes real estate classified as held-for-sale or sold.

                                                               Year Ended December 31, 2012
                                                               ----------------------------
                                                                      (In millions)
Total revenues................................................        $                  12
Total expenses................................................                           --
                                                                      ---------------------
Income (loss) before provision for income tax.................                           12
Provision for income tax expense (benefit)....................                            4
                                                                      ---------------------
Income (loss) from discontinued operations, net of income tax.        $                   8
                                                                      =====================

  There was no income (loss) from discontinued operations, net of income tax, for both of the years ended December 31, 2014 and 2013.

5. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, PABs and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                               December 31,
                                            -------------------
                                              2014      2013
                                            --------- ---------
                                               (In millions)
                 Retail.................... $  42,974 $  41,020
                 Corporate Benefit Funding.    17,544    22,627
                 Corporate & Other.........     6,767     8,475
                                            --------- ---------
                  Total.................... $  67,285 $  72,122
                                            ========= =========

  See Note 7 for discussion of affiliated reinsurance liabilities included in the table above.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Insurance (continued)


  Future policy benefits are measured as follows:

  Product Type:                        Measurement Assumptions:
  ---------------------------------------------------------------------------
  Participating life                   Aggregate of (i) net level premium
                                       reserves for death and endowment
                                       policy benefits (calculated based
                                       upon the non-forfeiture interest rate
                                       of 4%, and mortality rates guaranteed
                                       in calculating the cash surrender
                                       values described in such contracts);
                                       and (ii) the liability for terminal
                                       dividends.
  ---------------------------------------------------------------------------
  Nonparticipating life                Aggregate of the present value of
                                       expected future benefit payments and
                                       related expenses less the present
                                       value of expected future net
                                       premiums. Assumptions as to mortality
                                       and persistency are based upon the
                                       Company's experience when the basis
                                       of the liability is established.
                                       Interest rate assumptions for the
                                       aggregate future policy benefit
                                       liabilities range from 3% to 8%.
  ---------------------------------------------------------------------------
  Individual and group traditional     Present value of expected future
  fixed annuities after annuitization  payments. Interest rate assumptions used in establishing such liabilities
                                       range from 4% to 8%.
  ---------------------------------------------------------------------------
  Non-medical health insurance         The net level premium method and
                                       assumptions as to future morbidity,
                                       withdrawals and interest, which
                                       provide a margin for adverse
                                       deviation. Interest rate assumptions
                                       used in establishing such liabilities
                                       range from 4% to 7%.
  ---------------------------------------------------------------------------
  Disabled lives                       Present value of benefits method and
                                       experience assumptions as to claim
                                       terminations, expenses and interest.
                                       Interest rate assumptions used in
                                       establishing such liabilities range
                                       from 3% to 7%.
  ---------------------------------------------------------------------------

  Participating business represented 6% and 3% of the Company's life insurance in-force at December 31, 2014 and 2013, respectively. Participating policies represented 39%, 36% and 28% of gross life insurance premiums for the years ended December 31, 2014, 2013 and 2012, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 8%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Insurance (continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 9. Guarantees accounted for as insurance liabilities include:

Guarantee:                                    Measurement Assumptions:
-------------------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   Present value of expected death benefits in
          death even if the account value is    excess of the projected account balance
          reduced to zero.                      recognizing the excess ratably over the
                                                accumulation period based on the present
                                                value of total expected assessments.

       .  An enhanced death benefit may be    Assumptions are consistent with those used
          available for an additional fee.      for amortizing DAC, and are thus subject to
                                                the same variability and risk.

                                              Investment performance and volatility
                                                assumptions are consistent with the historical
                                                experience of the appropriate underlying
                                                equity index, such as the S&P 500 Index.

                                              Benefit assumptions are based on the average
                                                benefits payable over a range of scenarios.
-------------------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    Present value of expected income benefits in
          determined at the time of issuance    excess of the projected account balance at
          of the variable annuity contract,     any future date of annuitization and
          a minimum accumulation of purchase    recognizing the excess ratably over the
          payments, even if the account         accumulation period based on present value
          value is reduced to zero, that can    of total expected assessments.
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.
       .  Certain contracts also provide for  Assumptions are consistent with those used
          a guaranteed lump sum return of       for estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              Calculation incorporates an assumption for
                                                the percentage of the potential annuitizations
                                                that may be elected by the contractholder.
-------------------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    Expected value of the life contingent
          partial withdrawals, even if the      payments and expected assessments using
          account value is reduced to zero,     assumptions consistent with those used for
          provided that cumulative              estimating the GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Insurance (continued)


  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                       Universal and
                                                       Variable Life
                                    Annuity Contracts    Contracts
                                    ------------------ -------------
                                                         Secondary
                                     GMDBs     GMIBs    Guarantees     Total
                                    -------- --------- ------------- ---------
                                                  (In millions)
  Direct
  Balance at January 1, 2012....... $    180 $     528     $   1,036 $   1,744
  Incurred guaranteed benefits.....      119       499           332       950
  Paid guaranteed benefits.........     (39)        --            --      (39)
                                    -------- ---------     --------- ---------
  Balance at December 31, 2012.....      260     1,027         1,368     2,655
  Incurred guaranteed benefits.....      166       128           416       710
  Paid guaranteed benefits.........     (22)        --            --      (22)
                                    -------- ---------     --------- ---------
  Balance at December 31, 2013.....      404     1,155         1,784     3,343
  Incurred guaranteed benefits (1).      231       285           590     1,106
  Paid guaranteed benefits.........     (24)        --            --      (24)
                                    -------- ---------     --------- ---------
  Balance at December 31, 2014..... $    611 $   1,440     $   2,374 $   4,425
                                    ======== =========     ========= =========
  Net Ceded/(Assumed)
  Balance at January 1, 2012....... $  (163) $    (65)     $     727 $     499
  Incurred guaranteed benefits.....    (100)      (69)           258        89
  Paid guaranteed benefits.........       45        --            --        45
                                    -------- ---------     --------- ---------
  Balance at December 31, 2012.....    (218)     (134)           985       633
  Incurred guaranteed benefits.....     (26)      (21)           327       280
  Paid guaranteed benefits.........       39        --            --        39
                                    -------- ---------     --------- ---------
  Balance at December 31, 2013.....    (205)     (155)         1,312       952
  Incurred guaranteed benefits (1).      175        98           477       750
  Paid guaranteed benefits.........        1        --            --         1
                                    -------- ---------     --------- ---------
  Balance at December 31, 2014..... $   (29) $    (57)     $   1,789 $   1,703
                                    ======== =========     ========= =========
  Net
  Balance at January 1, 2012....... $    343 $     593     $     309 $   1,245
  Incurred guaranteed benefits.....      219       568            74       861
  Paid guaranteed benefits.........     (84)        --            --      (84)
                                    -------- ---------     --------- ---------
  Balance at December 31, 2012.....      478     1,161           383     2,022
  Incurred guaranteed benefits.....      192       149            89       430
  Paid guaranteed benefits.........     (61)        --            --      (61)
                                    -------- ---------     --------- ---------
  Balance at December 31, 2013.....      609     1,310           472     2,391
  Incurred guaranteed benefits (1).       56       187           113       356
  Paid guaranteed benefits.........     (25)        --            --      (25)
                                    -------- ---------     --------- ---------
  Balance at December 31, 2014..... $    640 $   1,497     $     585 $   2,722
                                    ======== =========     ========= =========

--------

(1)See Note 7.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Insurance (continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                      ---------------------
                                         2014       2013
                                      ---------- ----------
                                          (In millions)
                     Fund Groupings:
                     Balanced........ $   55,287 $   49,149
                     Equity..........     43,430     50,645
                     Bond............      5,226      4,820
                     Money Market....        801        887
                                      ---------- ----------
                      Total.......... $  104,744 $  105,501
                                      ========== ==========

  Based on the type of guarantee, the Company defines net amount at risk ("NAR") as listed below.

 Variable Annuity Guarantees

  In the Event of Death

    Defined as the death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

  At Annuitization

    Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

 Universal and Variable Life Contracts

   Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

   The amounts in the table below include direct business, but exclude offsets from hedging or reinsurance, if any. See Note 7 for a discussion of certain living and death benefit guarantees which have been reinsured. Therefore, the NARs presented below reflect the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Insurance (continued)


   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                               December 31,
                                         ---------------------------------------------------------
                                                     2014                         2013
                                         ---------------------------- ----------------------------
                                             In the          At           In the          At
                                         Event of Death Annuitization Event of Death Annuitization
                                         -------------- ------------- -------------- -------------
                                                               (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value............  $   112,298    $    64,550   $   129,284    $    65,753
Separate account value..................  $   107,261    $    63,206   $   108,478    $    64,275
Net amount at risk......................  $     3,151    $     1,297   $     3,148    $       678
Average attained age of contractholders.     65 years       65 years      64 years       64 years

                                                        December 31,
                                                   -----------------------
                                                      2014        2013
                                                   ----------- -----------
                                                    Secondary Guarantees
                                                   -----------------------
                                                        (In millions)
     Universal and Variable Life Contracts (1)
     Account value (general and separate account). $     6,702 $     6,915
     Net amount at risk........................... $    91,204 $    96,974
     Average attained age of policyholders........    59 years    58 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2014, 2013 and 2012, the Company issued $12.2 billion, $10.9 billion and $10.3 billion, respectively, and repaid $13.9 billion, $11.7 billion and $9.6 billion, respectively, of such funding agreements. At December 31, 2014 and 2013, liabilities for funding agreements outstanding, which are included in PABs, were $3.5 billion and $5.3 billion, respectively.

  MetLife Insurance Company USA, is a member of regional banks in the Federal Home Loan Bank ("FHLB") system ("FHLBanks"). Holdings of common stock of FHLBanks, included in equity securities, were as follows at:

                                           December 31,
                                       ---------------------
                                          2014       2013
                                       ---------- ----------
                                           (In millions)
                   FHLB of Boston..... $       55 $       64
                   FHLB of Des Moines. $       16 $       26
                   FHLB of Pittsburgh. $       24 $       20

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Insurance (continued)


  The Company has also entered into funding agreements with FHLBanks and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in PABs. Information related to such funding agreements was as follows at:

                                    Liability            Collateral
                               -------------------- ---------------------
                                              December 31,
                               ------------------------------------------
                                 2014       2013       2014       2013
                               --------- ---------- ---------- ----------
                                             (In millions)
       FHLB of Boston (1)..... $     575 $      450 $  666 (2) $  808 (2)
       FHLB of Des Moines (1). $     405 $      405 $  546 (2) $  477 (2)
       Farmer Mac (3)......... $     200 $      200 $      231 $      230
       FHLB of Pittsburgh (1). $     185 $      200 $1,154 (2) $  602 (2)

--------

(1)Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, such FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Insurance (continued)


Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            Years Ended December 31,
                                          ----------------------------
                                            2014      2013      2012
                                          --------  --------  --------
                                                  (In millions)
         Balance at January 1,........... $  1,325  $  1,216  $  1,079
          Less: Reinsurance recoverables.    1,235     1,124       980
                                          --------  --------  --------
         Net balance at January 1,.......       90        92        99
                                          --------  --------  --------
         Incurred related to:
          Current year...................        3         5         5
          Prior years (1)................        2         4        (2)
                                          --------  --------  --------
            Total incurred...............        5         9         3
                                          --------  --------  --------
         Paid related to:
          Current year...................       --        --        --
          Prior years....................      (12)      (11)      (10)
                                          --------  --------  --------
            Total paid...................      (12)      (11)      (10)
                                          --------  --------  --------
         Net balance at December 31,.....       83        90        92
          Add: Reinsurance recoverables..    1,400     1,235     1,124
                                          --------  --------  --------
         Balance at December 31,......... $  1,483  $  1,325  $  1,216
                                          ========  ========  ========

--------

(1)During 2014, 2013 and 2012, claims and claim adjustment expenses associated with prior years changed due to differences between the actual benefits paid and expected benefits owed during those periods.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $108.7 billion and $109.6 billion at December 31, 2014 and 2013, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $187 million and $179 million at December 31, 2014 and 2013, respectively. The latter category consists of bank owned life insurance contracts. The average interest rate credited on these contracts was 2.52% and 2.59% at December 31, 2014 and 2013, respectively.

  For the years ended December 31, 2014, 2013 and 2012, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (primarily term insurance) over the appropriate premium paying period in proportion to the historic actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)

profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Information regarding DAC and VOBA was as follows:

                                                                    Years Ended December 31,
                                                                  ----------------------------
                                                                    2014      2013      2012
                                                                  --------  --------  --------
                                                                          (In millions)
DAC
Balance at January 1,............................................ $  4,795  $  4,086  $  3,893
Capitalizations..................................................      279       512       908
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).     (152)      219       (15)
 Other expenses..................................................     (699)     (287)     (513)
                                                                  --------  --------  --------
   Total amortization............................................     (851)      (68)     (528)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................      (61)       83       (28)
Disposition and other (1), (2)...................................       --       182      (159)
                                                                  --------  --------  --------
Balance at December 31,..........................................    4,162     4,795     4,086
                                                                  --------  --------  --------
VOBA
Balance at January 1,............................................      896       718     1,072
Amortization related to:
 Net investment gains (losses) and net derivative gains (losses).       (1)        5        --
 Other expenses..................................................     (138)     (142)     (206)
                                                                  --------  --------  --------
   Total amortization............................................     (139)     (137)     (206)
                                                                  --------  --------  --------
Unrealized investment gains (losses).............................      (29)      315      (148)
                                                                  --------  --------  --------
Balance at December 31,..........................................      728       896       718
                                                                  --------  --------  --------
Total DAC and VOBA
Balance at December 31,.......................................... $  4,890  $  5,691  $  4,804
                                                                  ========  ========  ========

--------

(1)The year ended December 31, 2013 includes $182 million that was reclassified to DAC from premiums, reinsurance and other receivables. The amounts reclassified relate to an affiliated reinsurance agreement accounted for using the deposit method of accounting and represent the DAC amortization on the expense allowances ceded on the agreement from inception. These amounts were previously included in the calculated value of the deposit receivable on this agreement and recorded within premiums, reinsurance and other receivables.

(2)See Note 4 for information on the disposition of a subsidiary.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Intangibles (continued)


  Information regarding total DAC and VOBA by segment, as well as Corporate & Other, was as follows at:

                                               December 31,
                                             -----------------
                                               2014     2013
                                             -------- --------
                                               (In millions)
                  Retail.................... $  4,824 $  5,659
                  Corporate Benefit Funding.        5        6
                  Corporate & Other.........       61       26
                                             -------- --------
                   Total.................... $  4,890 $  5,691
                                             ======== ========

  Information regarding other intangibles was as follows:

                                               Years Ended December 31,
                                               ----------------------
                                                2014     2013    2012
                                               ------   ------  ------
                                                    (In millions)
         DSI
         Balance at January 1,................ $  619   $  633  $  656
         Capitalization.......................      4        6      22
         Amortization.........................    (73)     (20)    (45)
         Unrealized investment gains (losses).    (28)      --      --
                                               ------   ------  ------
         Balance at December 31,.............. $  522   $  619  $  633
                                               ======   ======  ======
         VODA and VOCRA
         Balance at January 1,................ $  159   $  175  $  190
         Amortization.........................    (17)     (16)    (15)
                                               ------   ------  ------
         Balance at December 31,.............. $  142   $  159  $  175
                                               ======   ======  ======
         Accumulated amortization............. $   98   $   81  $   65
                                               ======   ======  ======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                              VOBA      VODA and VOCRA
                                         -------------- --------------
                                                 (In millions)
          2015.......................... $          158 $          17
          2016.......................... $          130 $          15
          2017.......................... $          105 $          14
          2018.......................... $           87 $          13
          2019.......................... $           69 $          12

7. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Reinsurance (continued)


  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Retail

  The Company's Retail Annuities business currently reinsures 90% of certain fixed annuities to an affiliate. The Company also reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by certain affiliates.

  For its Retail Life & Other insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 100% of the mortality risk in excess of $100,000 per life for most new policies and reinsures up to 100% of the mortality risk for certain other policies. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain whole life, level premium term and universal life policies with secondary death benefit guarantees to certain affiliates. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate Benefit Funding

  The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, on an opportunistic basis. The impact of these activities on the financial results of this segment has not been significant and there were no significant transactions during the periods presented.

Corporate & Other

  The Company reinsures, through 100% quota share reinsurance agreements, certain run-off LTC and workers' compensation business written by the Company.

  The Company also assumes risk on certain client arrangements from both foreign affiliates and unaffiliated companies. This reinsurance activity relates to risk-sharing agreements and multinational pooling.

Catastrophe Coverage

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Reinsurance (continued)


Reinsurance Recoverables

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2014 and 2013, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.3 billion and $2.1 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2014 and 2013, respectively.

  At December 31, 2014, the Company had $8.1 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $7.1 billion, or 87%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.3 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2013, the Company had $7.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $6.8 billion, or 88%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Reinsurance (continued)


  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                 Years Ended December 31,
                                                               ----------------------------
                                                                 2014      2013      2012
                                                               --------  --------  --------
                                                                       (In millions)
Premiums
Direct premiums............................................... $  2,226  $  1,590  $  2,075
Reinsurance assumed...........................................       94        73       962
Reinsurance ceded.............................................   (1,168)     (974)     (822)
                                                               --------  --------  --------
   Net premiums............................................... $  1,152  $    689  $  2,215
                                                               ========  ========  ========
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees. $  3,610  $  3,492  $  3,210
Reinsurance assumed...........................................      398       398       390
Reinsurance ceded.............................................     (815)     (760)     (586)
                                                               --------  --------  --------
   Net universal life and investment-type product policy fees. $  3,193  $  3,130  $  3,014
                                                               ========  ========  ========
Other revenues
Direct other revenues......................................... $    259  $    284  $    256
Reinsurance assumed...........................................       28         1        23
Reinsurance ceded.............................................      252       325       347
                                                               --------  --------  --------
   Net other revenues......................................... $    539  $    610  $    626
                                                               ========  ========  ========
Policyholder benefits and claims
Direct policyholder benefits and claims....................... $  4,797  $  4,693  $  4,756
Reinsurance assumed...........................................      263       149     1,180
Reinsurance ceded.............................................   (2,296)   (1,695)   (1,615)
                                                               --------  --------  --------
   Net policyholder benefits and claims....................... $  2,764  $  3,147  $  4,321
                                                               ========  ========  ========
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances..... $  1,125  $  1,202  $  1,303
Reinsurance assumed...........................................       76        91        87
Reinsurance ceded.............................................     (139)     (125)     (109)
                                                               --------  --------  --------
   Net interest credited to policyholder account balances..... $  1,062  $  1,168  $  1,281
                                                               ========  ========  ========
Other expenses
Direct other expenses......................................... $  2,524  $  1,861  $  2,428
Reinsurance assumed...........................................      106        19        88
Reinsurance ceded.............................................      124        57       120
                                                               --------  --------  --------
   Net other expenses......................................... $  2,754  $  1,937  $  2,636
                                                               ========  ========  ========

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Reinsurance (continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                 December 31,
                                       -----------------------------------------------------------------
                                                     2014                             2013
                                       -------------------------------- --------------------------------
                                                                 Total                            Total
                                                                Balance                          Balance
                                       Direct  Assumed  Ceded    Sheet  Direct  Assumed  Ceded    Sheet
                                       ------- ------- -------  ------- ------- ------- -------  -------
                                                                 (In millions)
Assets
Premiums, reinsurance and other
 receivables.......................... $   516  $   57 $20,986  $21,559 $   471  $  177 $18,905  $19,553
Deferred policy acquisition costs and
 value of business acquired...........   5,367     246    (723)   4,890   6,013     294    (616)   5,691
                                       ------- ------- -------  ------- ------- ------- -------  -------
  Total assets........................ $ 5,883  $  303 $20,263  $26,449 $ 6,484  $  471 $18,289  $25,244
                                       ======= ======= =======  ======= ======= ======= =======  =======
Liabilities
Future policy benefits................ $27,242  $1,237 $    --  $28,479 $28,407  $2,196 $    --  $30,603
Policyholder account balances.........  34,659     827      --   35,486  36,201   1,188      --   37,389
Other policy-related balances.........     866   1,691     763    3,320     815   2,504     811    4,130
Other liabilities.....................   2,469      63   5,412    7,944   3,992     173   4,143    8,308
                                       ------- ------- -------  ------- ------- ------- -------  -------
  Total liabilities................... $65,236  $3,818 $ 6,175  $75,229 $69,415  $6,061 $ 4,954  $80,430
                                       ======= ======= =======  ======= ======= ======= =======  =======

  In November 2014, prior to the Mergers, guaranteed minimum benefit guarantees on certain variable annuities previously ceded to Exeter from an unaffiliated foreign company were recaptured. As a result of this recapture, the significant impacts to the Company were decreases in future policy benefits of $101 million, in other policy-related balances of $1.2 billion, in cash and cash equivalents of $705 million and in other invested assets of $553 million.

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $6.2 billion and $5.8 billion at December 31, 2014 and 2013, respectively. The deposit liabilities on reinsurance were $1 million at both December 31, 2014 and 2013.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife, Inc. subsidiaries, including MLIC, MetLife Reinsurance Company of South Carolina, First MetLife Investors Insurance Company ("First MetLife"), General American Life Insurance Company, MetLife Europe, MetLife Reinsurance Company of Vermont, New England Life Insurance Company ("NELICO"), MetLife Reinsurance Company of Delaware ("MRD") and Delaware American Life Insurance Company, all of which are related parties.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                                Years Ended December 31,
                                                               -------------------------
                                                                 2014     2013     2012
                                                               -------  -------  -------
                                                                     (In millions)
Premiums
Reinsurance assumed........................................... $    55  $    28  $   912
Reinsurance ceded.............................................    (830)    (638)    (477)
                                                               -------  -------  -------
   Net premiums............................................... $  (775) $  (610) $   435
                                                               =======  =======  =======
Universal life and investment-type product policy fees
Reinsurance assumed........................................... $   291  $   259  $   235
Reinsurance ceded.............................................    (361)    (344)    (227)
                                                               -------  -------  -------
   Net universal life and investment-type product policy fees. $   (70) $   (85) $     8
                                                               =======  =======  =======
Other revenues
Reinsurance assumed........................................... $    28  $     1  $    23
Reinsurance ceded.............................................     252      325      347
                                                               -------  -------  -------
   Net other revenues......................................... $   280  $   326  $   370
                                                               =======  =======  =======
Policyholder benefits and claims
Reinsurance assumed........................................... $   229  $   137  $ 1,064
Reinsurance ceded.............................................    (942)    (673)    (581)
                                                               -------  -------  -------
   Net policyholder benefits and claims....................... $  (713) $  (536) $   483
                                                               =======  =======  =======
Interest credited to policyholder account balances
Reinsurance assumed........................................... $    76  $    91  $    87
Reinsurance ceded.............................................    (139)    (125)    (109)
                                                               -------  -------  -------
   Net interest credited to policyholder account balances..... $   (63) $   (34) $   (22)
                                                               =======  =======  =======
Other expenses
Reinsurance assumed........................................... $    92  $    33  $    45
Reinsurance ceded.............................................     156       94      159
                                                               -------  -------  -------
   Net other expenses......................................... $   248  $   127  $   204
                                                               =======  =======  =======

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                     December 31,
                                                         -----------------------------------
                                                               2014               2013
                                                         ----------------  -----------------
                                                         Assumed   Ceded    Assumed   Ceded
                                                         -------- -------  --------  -------
                                                                    (In millions)
Assets
Premiums, reinsurance and other receivables............. $     45 $12,718  $    143  $11,105
Deferred policy acquisition costs and value of business
  acquired..............................................      164    (707)      203     (600)
                                                         -------- -------  --------  -------
 Total assets........................................... $    209 $12,011  $    346  $10,505
                                                         ======== =======  ========  =======
Liabilities
Future policy benefits.................................. $    593 $    --  $  1,480  $    --
Policyholder account balances...........................      827      --       (74)      --
Other policy-related balances...........................    1,689     763     2,496      811
Other liabilities.......................................       16   5,109       116    3,850
                                                         -------- -------  --------  -------
 Total liabilities...................................... $  3,125 $ 5,872  $  4,018  $ 4,661
                                                         ======== =======  ========  =======

  In September 2012, the Company entered into a reinsurance agreement to assume 100% quota share of certain blocks of indemnity reinsurance from MetLife Europe. This agreement covers a portion of liabilities under defined portfolios of living time annuities contracts issued on or after the effective date. This agreement transfers risk to the Company, and therefore, is accounted for as reinsurance. As a result of the agreement, the Company recorded future policy benefits of $454 million and $649 million, other reinsurance liabilities of $2 million and $17 million, and other reinsurance payables, included in other liabilities, were $29 million and $44 million at December 31, 2014 and 2013, respectively. The Company's consolidated statement of operations reflects a loss for this agreement of $3 million, $9 million and $4 million, which includes premiums of less than $1 million, less than $1 million and $881 million and policyholder benefits of $3 million, $9 million and $885 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  In October 2012, the Company entered into a reinsurance agreement to cede two blocks of business to MRD, on a 90% coinsurance with funds withheld basis. This agreement covers certain term and certain universal life policies issued in 2012 by the Company and was amended in 2013 to include certain term and universal life policies issued by the Company through December 31, 2013. This agreement transfers risk to MRD and, therefore, is accounted for as reinsurance. As a result of the agreement, affiliated reinsurance recoverables, included in premiums, reinsurance and other receivables, were $675 million and $917 million at December 31, 2014 and 2013, respectively. The Company also recorded a funds withheld liability and other reinsurance payables, included in other liabilities, which were $564 million and $798 million at December 31, 2014 and 2013, respectively. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at fair value on the Company's consolidated balance sheets. The embedded derivative related to this cession is included within other liabilities and was $59 million and ($14) million at December 31, 2014 and 2013, respectively. The Company's consolidated statements of operations reflect a loss for this agreement of $162 million, $50 million and $37 million for the years ended December 31, 2014, 2013 and 2012, respectively. The loss related to this agreement includes net derivative gains (losses) associated with the

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Reinsurance (continued)

embedded derivatives of ($73) million, $20 million and ($6) million for the years ended December 31, 2014, 2013 and 2012, respectively.

  The Company assumes risks from affiliates related to guaranteed minimum benefit guarantees written directly by the affiliates. These assumed reinsurance agreements contain embedded derivatives and changes in their fair value are also included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within PABs and were liabilities of $827 million and ($74) million at December 31, 2014 and 2013, respectively. For the years ended December 31, 2014, 2013 and 2012, net derivative gains (losses) included ($541) million, $2.1 billion and ($12) million, respectively, in changes in fair value of such embedded derivatives.

  The Company ceded two blocks of business to an affiliate on a 90% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and increased the funds withheld balance by $323 million and $48 million at December 31, 2014 and 2013, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($275) million, $498 million and ($107) million for the years ended December 31, 2014, 2013 and 2012, respectively.

  On December 31, 2014, the Company entered into a reinsurance agreement to cede two blocks of business to MRD on a 90% coinsurance with funds withheld basis. This agreement covers certain term and certain universal life policies issued in 2014 by the Company. This agreement transfers risk to MRD and, therefore, is accounted for as reinsurance. As a result of the agreement, affiliated reinsurance recoverables, included in premiums, reinsurance and other receivables, were $54 million at December 31, 2014. The Company also recorded a funds withheld liability and other reinsurance payables, included in other liabilities, which were $118 million at December 31, 2014. The Company's consolidated statement of operations reflects a loss for this agreement of less than $1 million for the year ended December 31, 2014.

  Prior to the Mergers, certain related party transactions were consummated as summarized below. See Note 3 for additional information on the Mergers.

 . Effective January 1, 2014, the Company reinsured with MLIC all existing New York insurance policies and annuity contracts that include a separate account feature. As a result of the reinsurance agreements, the significant effects to the Company were increases in premiums, reinsurance and other receivables of $700 million and in other liabilities of $206 million, as well as decreases in cash and cash equivalents and total investments of $494 million.

 . In October 2014, MLIC recaptured a block of universal life secondary guarantee business ceded to Exeter on a 75% coinsurance with funds withheld basis. As a result of this recapture, the significant effects to the Company were decreases in premiums, reinsurance and other receivables of $14 million, in DAC of $30 million, in other invested assets of $418 million, in future policy benefits of $67 million and in other policy-related balances of $435 million.

 . In November 2014, MLIC, First MetLife and NELICO partially recaptured risks related to guaranteed minimum benefit guarantees on certain variable annuities previously ceded to Exeter. As a result of this recapture, the significant effects to the Company were decreases in future policy benefits of

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Reinsurance (continued)

    $284 million, in other policy-related balances of $469 million, in other liabilities of $23 million, in other invested assets of $441 million and in cash and cash equivalents of $385 million. There was also a decrease in net income of $57 million.

 . Also in November 2014, certain foreign blocks of indemnity reinsurance and guaranteed minimum benefit guarantees on certain variable annuities previously ceded to Exeter from MetLife Europe were recaptured. As a result of this recapture, the significant effects to the Company were decreases in future policy benefits of $463 million, in other liabilities of $29 million and in other invested assets of $505 million, as well as increases in cash and cash equivalents of $122 million and in other policy-related balances of $109 million.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $6.2 billion and $5.7 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2014 and 2013, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $6.0 billion and $5.7 billion at December 31, 2014 and 2013, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2014 and 2013.

8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS.

                                         December 31, 2014                            December 31, 2013
                           --------------------------------------------- --------------------------------------------
                                         Gross Unrealized                             Gross Unrealized
                            Cost or  -----------------------              Cost or  -----------------------
                           Amortized        Temporary  OTTI   Estimated  Amortized        Temporary  OTTI  Estimated
                             Cost    Gains   Losses   Losses  Fair Value   Cost    Gains   Losses   Losses Fair Value
                           --------- ------ --------- ------  ---------- --------- ------ --------- ------ ----------
                                                                 (In millions)
Fixed maturity securities
U.S. corporate............   $15,286 $1,635     $ 119    $--     $16,802   $16,860 $1,196     $ 218    $--    $17,838
U.S. Treasury and
 agency...................    14,147  1,686         7     --      15,826     8,760    337       246     --      8,851
RMBS......................     5,858    291        33     35       6,081     4,960    214        66     45      5,063
Foreign corporate.........     5,162    310        58     --       5,414     8,868    500        89     --      9,279
State and political
 subdivision..............     2,180    413         1     --       2,592     2,278    148        63     --      2,363
CMBS (1)..................     1,637     45         4     (1)      1,679     1,975     71        13     --      2,033
ABS.......................     1,546     26        10     --       1,562     2,211     36        12     --      2,235
Foreign government........       607    136         2     --         741     1,076    105        19     --      1,162
                           --------- ------ --------- ------  ---------- --------- ------ --------- ------ ----------
 Total fixed maturity
  securities..............   $46,423 $4,542     $ 234    $34     $50,697   $46,988 $2,607     $ 726    $45    $48,824
                           ========= ====== ========= ======  ========== ========= ====== ========= ====== ==========
Equity securities
Common stock..............   $   176 $   60     $   3    $--     $   233   $   187 $   41     $   1    $--    $   227
Non-redeemable preferred
 stock....................       224      9         7     --         226       256      9        29     --        236
                           --------- ------ --------- ------  ---------- --------- ------ --------- ------ ----------
 Total equity securities..   $   400 $   69     $  10    $--     $   459   $   443 $   50     $  30    $--    $   463
                           ========= ====== ========= ======  ========== ========= ====== ========= ====== ==========

--------

(1)The noncredit loss component of OTTI losses for CMBS was in an unrealized gain position of $1 million at December 31, 2014, due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

    The Company held non-income producing fixed maturity securities with an estimated fair value of $14 million and $30 million with unrealized gains (losses) of $4 million and $6 million at December 31, 2014 and 2013, respectively.

  Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

    Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

  Maturities of Fixed Maturity Securities

    The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                         December 31,
                                            ---------------------------------------
                                                   2014                2013
                                            ------------------- -------------------
                                                      Estimated           Estimated
                                            Amortized   Fair    Amortized   Fair
                                              Cost      Value     Cost      Value
                                            --------- --------- --------- ---------
                                                         (In millions)
Due in one year or less.................... $   3,200 $   3,223 $   3,420 $   3,454
Due after one year through five years......    11,658    12,009     9,662    10,097
Due after five years through ten years.....     7,592     8,011     8,308     8,877
Due after ten years........................    14,932    18,132    16,452    17,065
                                            --------- --------- --------- ---------
   Subtotal................................    37,382    41,375    37,842    39,493
Structured securities (RMBS, CMBS and ABS).     9,041     9,322     9,146     9,331
                                            --------- --------- --------- ---------
       Total fixed maturity securities..... $  46,423 $  50,697 $  46,988 $  48,824
                                            ========= ========= ========= =========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                           December 31, 2014                         December 31, 2013
                               ----------------------------------------- -----------------------------------------
                                                    Equal to or Greater                       Equal to or Greater
                               Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                               -------------------- -------------------- -------------------- --------------------
                               Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                 Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                 Value     Losses     Value     Losses     Value     Losses     Value     Losses
                               --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                   (In millions, except number of securities)
Fixed maturity securities
U.S. corporate................  $  1,346     $   45  $    685     $   74 $   2,659     $  150  $    487     $   68
U.S. Treasury and agency......     4,067          5       163          2     4,023        246        --         --
RMBS..........................       684         26       530         42     1,097         40       491         71
Foreign corporate.............     1,031         49       133          9     1,762         79       143         10
State and political
 subdivision..................        11         --        24          1       645         45        64         18
CMBS..........................       124          1        78          2       279         13         7         --
ABS...........................       334          2       231          8       707          5       108          7
Foreign government............        27          1         9          1       264         18         2          1
                               --------- ---------- --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity
  securities..................  $  7,624     $  129  $  1,853     $  139 $  11,436     $  596  $  1,302     $  175
                               ========= ========== ========= ========== ========= ========== ========= ==========
Equity securities
Common stock..................  $     11     $    3  $     --     $   -- $       2     $    1  $      8     $   --
Non-redeemable preferred stock        28          1        44          6       105         21        51          8
                               --------- ---------- --------- ---------- --------- ---------- --------- ----------
 Total equity securities......  $     39     $    4  $     44     $    6 $     107     $   22  $     59     $    8
                               ========= ========== ========= ========== ========= ========== ========= ==========
Total number of securities in
 an unrealized loss position..       752                  333                1,247                  317
                               =========            =========            =========            =========

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; (viii) the potential for impairments due to weakening of foreign currencies on non-functional currency denominated fixed maturity securities that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2014. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities decreased $503 million during the year ended December 31, 2014 from $771 million to $268 million. The decrease in gross unrealized losses for the year ended December 31, 2014, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads.

    At December 31, 2014, $38 million of the total $268 million of gross unrealized losses were from 12 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $38 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $20 million, or 53%, were related to gross unrealized losses on seven investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads, and with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $38 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $18 million, or 47%, were related to gross unrealized losses on five below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  loans) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over valuations of residential real estate supporting non-agency RMBS. Management evaluates non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Gross unrealized losses on equity securities decreased $20 million during the year ended December 31, 2014 from $30 million to $10 million. Of the $10 million, $4 million were from two equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater, all of which were financial services industry investment grade non-redeemable preferred stock.

Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                                December 31,
                                                --------------------------------------------
                                                        2014                   2013
                                                --------------------- ----------------------
                                                  Carrying     % of     Carrying     % of
                                                    Value      Total      Value      Total
                                                ------------- ------- ------------- --------
                                                (In millions)         (In millions)
Mortgage loans:
 Commercial....................................      $  4,281   73.3%      $  5,115    63.9%
 Agricultural..................................         1,303    22.3         1,326     16.5
                                                ------------- ------- ------------- --------
   Subtotal....................................         5,584    95.6         6,441     80.4
 Valuation allowances..........................          (25)   (0.4)          (35)    (0.4)
                                                ------------- ------- ------------- --------
   Subtotal mortgage loans, net................         5,559    95.2         6,406     80.0
 Commercial mortgage loans held by CSEs -- FVO.           280     4.8         1,598     20.0
                                                ------------- ------- ------------- --------
     Total mortgage loans, net.................      $  5,839  100.0%      $  8,004   100.0%
                                                ============= ======= ============= ========

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of related party mortgage loans.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Mortgage Loans, Valuation Allowance and Impaired Loans by Portfolio Segment

   Mortgage loans by portfolio segment, by method of evaluation of credit loss, impaired mortgage loans including those modified in a troubled debt restructuring, and the related valuation allowances, were as follows at and for the years ended:

                           Evaluated Individually for Credit Losses                        Evaluated Collectively for Credit Losses
              ---------------------------------------------------------------------------- ----------------------------------------
                                                        Impaired Loans without a Valuation
              Impaired Loans with a Valuation Allowance          Allowance
              ----------------------------------------- ----------------------------------

              Unpaid Principal   Recorded   Valuation   Unpaid Principal      Recorded      Recorded            Valuation
                  Balance       Investment  Allowances      Balance          Investment    Investment           Allowances
December 31,  ----------------  ----------  ----------  ----------------     ----------    ----------           ----------
                                                             (In millions)
2014
Commercial...           $   --      $   --       $  --            $   --         $   --     $   4,281               $   21
Agricultural.                4           3          --                --             --         1,300                    4
              ----------------  ----------  ----------  ----------------     ----------    ----------           ----------
Total........           $    4      $    3       $  --            $   --         $   --     $   5,581               $   25
              ================  ==========  ==========  ================     ==========    ==========           ==========
2013
Commercial...           $   22      $   22       $   7            $   52         $   50     $   5,043               $   24
Agricultural.                4           4          --                --             --         1,322                    4
              ----------------  ----------  ----------  ----------------     ----------    ----------           ----------
Total........           $   26      $   26       $   7            $   52         $   50     $   6,365               $   28
              ================  ==========  ==========  ================     ==========    ==========           ==========

                Impaired Loans
              -------------------



                        Average
              Carrying  Recorded
               Value   Investment
December 31,  -------- ----------

2014
Commercial...   $   --     $   43
Agricultural.        3          3
              -------- ----------
Total........   $    3     $   46
              ======== ==========
2013
Commercial...   $   65     $   73
Agricultural.        4          2
              -------- ----------
Total........   $   69     $   75
              ======== ==========

   The average recorded investment for commercial and agricultural mortgage loans was $67 million and $0, respectively, for the year ended December 31, 2012.

 Valuation Allowance Rollforward by Portfolio Segment

  The changes in the valuation allowance, by portfolio segment, were as follows:

                                       Commercial Agricultural   Total
                                       ---------- ------------- -------
                                                  (In millions)
         Balance at January 1, 2012...    $    60        $    3 $    63
         Provision (release)..........       (26)            --    (26)
                                       ---------- ------------- -------
         Balance at December 31, 2012.         34             3      37
         Provision (release)..........        (3)             1     (2)
                                       ---------- ------------- -------
         Balance at December 31, 2013.         31             4      35
         Provision (release)..........       (10)            --    (10)
                                       ---------- ------------- -------
         Balance at December 31, 2014.    $    21        $    4 $    25
                                       ========== ============= =======

  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans were as follows at:

                                    Recorded Investment
                       ----------------------------------------------
                        Debt Service Coverage Ratios                    Estimated
                       ------------------------------          % of       Fair      % of
                       > 1.20x  1.00x - 1.20x < 1.00x  Total   Total      Value     Total
                       -------- ------------- ------- -------- ------ ------------- ------
                                    (In millions)                     (In millions)
December 31, 2014
Loan-to-value ratios:
Less than 65%......... $  3,668    $  267     $   125 $  4,060  94.8%   $  4,431     95.1%
65% to 75%............      113        14          --      127    3.0        134       2.9
76% to 80%............        9        --          --        9    0.2         10       0.2
Greater than 80%......       45        26          14       85    2.0         83       1.8
                       -------- ------------- ------- -------- ------ ------------- ------
 Total................ $  3,835    $  307     $   139 $  4,281 100.0%   $  4,658    100.0%
                       ======== ============= ======= ======== ====== ============= ======
December 31, 2013
Loan-to-value ratios:
Less than 65%......... $  3,946    $  135     $   122 $  4,203  82.2%   $  4,452     83.0%
65% to 75%............      720        --          37      757   14.8        766      14.3
76% to 80%............       80        12          --       92    1.8         93       1.7
Greater than 80%......       37        26          --       63    1.2         53       1.0
                       -------- ------------- ------- -------- ------ ------------- ------
 Total................ $  4,783    $  173     $   159 $  5,115 100.0%   $  5,364    100.0%
                       ======== ============= ======= ======== ====== ============= ======

 Credit Quality of Agricultural Mortgage Loans

   The credit quality of agricultural mortgage loans were as follows at:

                                             December 31,
                             ---------------------------------------------
                                      2014                   2013
                             ---------------------- ----------------------
                               Recorded     % of      Recorded     % of
                              Investment    Total    Investment    Total
                             ------------- -------- ------------- --------
                             (In millions)          (In millions)
      Loan-to-value ratios:
      Less than 65%.........   $  1,239       95.1%   $  1,256       94.7%
      65% to 75%............         64         4.9         70         5.3
                             ------------- -------- ------------- --------
       Total................   $  1,303      100.0%   $  1,326      100.0%
                             ============= ======== ============= ========

   The estimated fair value of agricultural mortgage loans was $1.4 billion at both December 31, 2014 and 2013.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Past Due and Interest Accrual Status of Mortgage Loans

  The Company has a high quality, well performing, mortgage loan portfolio, with over 99% of all mortgage loans classified as performing at both
December 31, 2014 and 2013. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The Company had no mortgage loans past due and no mortgage loans in nonaccrual status at December 31, 2014. The Company had no agricultural mortgage loans past due and one commercial mortgage loan in nonaccrual status with a recorded investment of $22 million at December 31, 2013.

 Mortgage Loans Modified in a Troubled Debt Restructuring

  For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance. During the years ended December 31, 2014 and 2013, the Company did not have a significant amount of mortgage loans modified in a troubled debt restructuring.

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), funds withheld, tax credit and renewable energy partnerships, operating joint ventures, leveraged leases and loans to affiliates (see " -- Related Party Investment Transactions).

 Leveraged Leases

   Investment in leveraged leases consisted of the following at:

                                                                        December 31,
                                                                     -------------------
                                                                       2014      2013
                                                                     --------- ---------
                                                                        (In millions)
Rental receivables, net............................................. $      92 $      92
Estimated residual values...........................................        14        14
                                                                     --------- ---------
   Subtotal.........................................................       106       106
Unearned income.....................................................      (34)      (35)
                                                                     --------- ---------
       Investment in leveraged leases, net of non-recourse debt..... $      72 $      71
                                                                     ========= =========

  Rental receivables are generally due in periodic installments. The payment periods for leveraged leases range from one to 18 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2014 and 2013, all rental receivables were performing.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The deferred income tax liability related to leveraged leases was $71 million and $63 million at December 31, 2014 and 2013, respectively.

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $681 million and $527 million at December 31, 2014 and 2013, respectively.

Net Unrealized Investment Gains (Losses)

  Unrealized investment gains (losses) on fixed maturity and equity securities AFS and the effect on DAC, VOBA, DSI and future policy benefits that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                         Years Ended December 31,
                                                                        --------------------------
                                                                          2014     2013     2012
                                                                        -------- -------- --------
                                                                              (In millions)
Fixed maturity securities.............................................. $  4,311 $  1,884 $  5,232
Fixed maturity securities with noncredit OTTI losses in AOCI...........     (34)     (45)     (70)
                                                                        -------- -------- --------
 Total fixed maturity securities.......................................    4,277    1,839    5,162
Equity securities......................................................       69       13        9
Derivatives............................................................      282       38      244
Short-term investments.................................................       --       --      (2)
Other..................................................................        9     (71)     (18)
                                                                        -------- -------- --------
 Subtotal..............................................................    4,637    1,819    5,395
                                                                        -------- -------- --------
Amounts allocated from:
 Future policy benefits................................................    (503)       --    (740)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI................................................................      (2)       --        5
 DAC, VOBA and DSI.....................................................    (403)    (287)    (690)
                                                                        -------- -------- --------
   Subtotal............................................................    (908)    (287)  (1,425)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI...................................................       12       15       22
Deferred income tax benefit (expense)..................................  (1,308)    (606)  (1,423)
                                                                        -------- -------- --------
 Net unrealized investment gains (losses).............................. $  2,433 $    941 $  2,569
                                                                        ======== ======== ========

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                          Years Ended December 31,
                                                         ---------------------------
                                                             2014          2013
                                                         ------------- -------------
                                                                (In millions)
Balance at January 1,................................... $        (45) $        (70)
Noncredit OTTI losses and subsequent changes recognized.             6            11
Securities sold with previous noncredit OTTI loss.......             9            23
Subsequent changes in estimated fair value..............           (4)           (9)
                                                         ------------- -------------
Balance at December 31,................................. $        (34) $        (45)
                                                         ============= =============

  The changes in net unrealized investment gains (losses) were as follows:

                                                                        Years Ended December 31,
                                                                    --------------------------------
                                                                       2014       2013       2012
                                                                    ---------- ---------- ----------
                                                                             (In millions)
Balance at January 1,.............................................. $      941 $    2,569 $    1,971
Fixed maturity securities on which noncredit OTTI losses have been
  recognized.......................................................         11         25         65
Unrealized investment gains (losses) during the year...............      2,807    (3,601)      1,460
Unrealized investment gains (losses) relating to:
 Future policy benefits............................................      (503)        740      (405)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI............................................................        (2)        (5)        (6)
 DAC, VOBA and DSI.................................................      (116)        403      (170)
 Deferred income tax benefit (expense) related to noncredit OTTI
   losses recognized in AOCI.......................................        (3)        (7)       (21)
 Deferred income tax benefit (expense).............................      (702)        817      (325)
                                                                    ---------- ---------- ----------
Balance at December 31,............................................ $    2,433 $      941 $    2,569
                                                                    ========== ========== ==========
 Change in net unrealized investment gains (losses)................ $    1,492 $  (1,628) $      598
                                                                    ========== ========== ==========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, at both December 31, 2014 and 2013.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                         ---------------------
                                                            2014       2013
                                                         ---------- ----------
                                                             (In millions)
 Securities on loan: (1)
  Amortized cost........................................ $    5,748 $    6,180
  Estimated fair value.................................. $    6,703 $    6,226
 Cash collateral on deposit from counterparties (2)..... $    6,781 $    6,389
 Security collateral on deposit from counterparties (3). $       60 $       --
 Reinvestment portfolio -- estimated fair value......... $    6,846 $    6,392

--------

(1)Included within fixed maturity securities, short-term investments, cash and cash equivalents and equity securities.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

  Invested assets on deposit, held in trust and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value at:

                                                                                 December 31,
                                                                             ---------------------
                                                                                2014       2013
                                                                             ---------- ----------
                                                                                 (In millions)
Invested assets on deposit (regulatory deposits) (1)........................ $    7,334 $       63
Invested assets held in trust (reinsurance agreements) (2)..................        936      2,754
Invested assets pledged as collateral (3)...................................      3,174      3,431
                                                                             ---------- ----------
 Total invested assets on deposit, held in trust, and pledged as collateral. $   11,444 $    6,248
                                                                             ========== ==========

--------

(1)See Note 3 for information about invested assets that became restricted in connection with MetLife Insurance Company of Connecticut's withdrawal of its New York license.

(2)The Company has held in trust certain investments, primarily fixed maturity securities, in connection with certain reinsurance transactions.

(3)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 5) and derivative transactions (see Note 9).

  See "-- Securities Lending" for information regarding securities on loan.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                     ---------------------
                                                        2014       2013
                                                     ---------- ----------
                                                         (In millions)
     Outstanding principal and interest balance (1). $      653 $      667
     Carrying value (2)............................. $      504 $      508

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                        Years Ended December 31,
                                                        ------------------------
                                                           2014         2013
                                                         ----------  ----------
                                                            (In millions)
  Contractually required payments (including interest). $      102   $      260
  Cash flows expected to be collected (1).............. $       78   $      198
  Fair value of investments acquired................... $       54   $      138

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                        Years Ended December 31,
                                                        ------------------------
                                                           2014         2013
                                                         ----------  ----------
                                                            (In millions)
   Accretable yield, January 1,........................ $      315   $      309
   Investments purchased...............................         24           60
   Accretion recognized in earnings....................       (25)         (24)
   Disposals...........................................       (13)          (8)
   Reclassification (to) from nonaccretable difference.       (50)         (22)
                                                         ----------  ----------
   Accretable yield, December 31,...................... $      251   $      315
                                                         ==========  ==========

Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $2.9 billion at December 31, 2014. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $777 million at December 31, 2014. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for the three most recent annual periods: 2014, 2013 and 2012. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2014, 2013 and 2012. Aggregate total assets of these entities totaled $264.7 billion and $217.3 billion at December 31, 2014 and 2013, respectively. Aggregate total liabilities of these entities totaled $23.2 billion and $16.3 billion at December 31, 2014 and 2013, respectively. Aggregate net income (loss) of these entities totaled $25.1 billion, $20.9 billion and $13.1 billion for the years ended December 31, 2014, 2013 and 2012, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions (including CSEs) that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

 Consolidated VIEs

   The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2014 and 2013. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                        December 31,
                                                      -----------------
                                                        2014     2013
                                                      -------- --------
                                                        (In millions)
         CSEs: (1)
         Assets:
          Mortgage loans (commercial mortgage loans). $    280 $  1,598
          Accrued investment income..................        2        9
                                                      -------- --------
            Total assets............................. $    282 $  1,607
                                                      ======== ========
         Liabilities:
          Long-term debt............................. $    139 $  1,461
          Other liabilities..........................        1        7
                                                      -------- --------
            Total liabilities........................ $    140 $  1,468
                                                      ======== ========

--------

(1)The Company consolidates entities that are structured as CMBS. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in these entities of $123 million and $120 million at estimated fair value at December 31, 2014 and 2013, respectively. The long-term debt bears interest primarily at fixed rates ranging from 2.25% to 5.57%, payable primarily on a monthly basis. Interest expense related to these obligations, included in other expenses, was $36 million, $122 million and $163 million for the years ended December 31, 2014, 2013 and 2012, respectively.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                December 31,
                                                 -------------------------------------------
                                                         2014                  2013
                                                 --------------------- ---------------------
                                                             Maximum               Maximum
                                                 Carrying   Exposure   Carrying   Exposure
                                                  Amount   to Loss (1)  Amount   to Loss (1)
                                                 --------- ----------- --------- -----------
                                                                (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, CMBS and ABS) (2). $   9,322  $   9,322  $   9,331  $   9,331
 U.S. and foreign corporate.....................       526        526        494        494
Other limited partnership interests.............     1,774      2,162      1,670      2,096
Real estate joint ventures......................        47         51         41         45
Other invested assets...........................        37         47          9         44
Equity securities AFS:
 Non-redeemable preferred stock.................        19         19         18         18
                                                 ---------  ---------  ---------  ---------
   Total........................................ $  11,725  $  12,127  $  11,563  $  12,028
                                                 =========  =========  =========  =========

--------

(1)The maximum exposure to loss relating to fixed maturity and equity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of less than $1 million and $0 at December 31, 2014 and 2013, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.

   As described in Note 16, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2014, 2013 and 2012.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Investment Income

  The components of net investment income were as follows:

                                                           Years Ended December 31,
                                                           ------------------------
                                                            2014     2013    2012
                                                            ------  ------  ------
                                                              (In millions)
 Investment income:
  Fixed maturity securities............................... $1,954   $2,235  $2,245
  Equity securities.......................................     17       13      11
  Mortgage loans..........................................    337      360     372
  Policy loans............................................     59       57      61
  Real estate and real estate joint ventures..............     80       56      83
  Other limited partnership interests.....................    266      270     168
  Cash, cash equivalents and short-term investments.......      5        7      11
  Operating joint ventures................................      2      (5)     (2)
  Other...................................................      3      (2)     (6)
                                                            ------  ------  ------
    Subtotal..............................................  2,723    2,991   2,943
  Less: Investment expenses...............................    103      124     117
                                                            ------  ------  ------
    Subtotal, net.........................................  2,620    2,867   2,826
                                                            ------  ------  ------
 FVO securities (1).......................................     --       --      62
 FVO CSEs -- interest income -- commercial mortgage loans.     49      132     172
                                                            ------  ------  ------
    Subtotal..............................................     49      132     234
                                                            ------  ------  ------
      Net investment income............................... $2,669   $2,999  $3,060
                                                            ======  ======  ======

--------

(1)There were no changes in estimated fair value subsequent to purchase for securities still held as of the end of the year included in net investment income for the year ended December 31, 2012.

  See "-- Variable Interest Entities" for discussion of CSEs.

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

  The components of net investment gains (losses) were as follows:

                                                                           Years Ended December 31,
                                                                         --------------------------
                                                                          2014     2013     2012
                                                                         ------    -----    -----
                                                                           (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Transportation..................................................... $  (2)    $ (3)    $(16)
     Consumer...........................................................    (2)       --       --
     Finance............................................................     --      (3)      (8)
     Utility............................................................     --       --      (4)
     Communications.....................................................     --       --      (2)
     Industrial.........................................................     --       --      (1)
                                                                         ------    -----    -----
       Total U.S. and foreign corporate securities......................    (4)      (6)     (31)
   RMBS.................................................................    (8)     (14)     (20)
                                                                         ------    -----    -----
       OTTI losses on fixed maturity securities recognized in
         earnings.......................................................   (12)     (20)     (51)
 Fixed maturity securities -- net gains (losses) on sales and disposals.     26       61      144
                                                                         ------    -----    -----
   Total gains (losses) on fixed maturity securities                         14       41       93
                                                                         ------    -----    -----
Total gains (losses) on equity securities:
 Total OTTI losses recognized -- by sector:
   Non-redeemable preferred stock.......................................    (8)      (3)       --
   Common stock.........................................................    (7)      (2)      (9)
                                                                         ------    -----    -----
       OTTI losses on equity securities recognized in earnings..........   (15)      (5)      (9)
 Equity securities -- net gains (losses) on sales and disposals.........     14       10        9
                                                                         ------    -----    -----
   Total gains (losses) on equity securities                                (1)        5       --
                                                                         ------    -----    -----
 Mortgage loans.........................................................     17        5       26
 Real estate and real estate joint ventures.............................    (4)        2      (3)
 Other limited partnership interests....................................    (9)      (6)      (2)
 Other investment portfolio gains (losses)..............................     43      (2)     (12)
                                                                         ------    -----    -----
     Subtotal -- investment portfolio gains (losses)                         60       45      102
                                                                         ------    -----    -----
FVO CSEs:
   Commercial mortgage loans............................................   (13)     (56)        7
   Long-term debt -- related to commercial mortgage loans...............     19       88       27
Non-investment portfolio gains (losses) (1).............................  (535)     (50)       54
                                                                         ------    -----    -----
     Subtotal FVO CSEs and non-investment portfolio gains (losses)        (529)     (18)       88
                                                                         ------    -----    -----
       Total net investment gains (losses).............................. $(469)    $  27    $ 190
                                                                         ======    =====    =====

--------

(1)Non-investment portfolio gains (losses) for the year ended December 31, 2014 includes a loss of $608 million related to the disposition of MAL as more fully described in Note 4.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   See "-- Variable Interest Entities" for discussion of CSEs.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $66 million, ($59) million and $39 million for the years ended December 31, 2014, 2013 and 2012, respectively.

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                            Years Ended December 31,
                                -------------------------------------------------
                                  2014     2013    2012    2014    2013    2012
                                -------- -------- ------- ------- ------- -------
                                Fixed Maturity Securities    Equity Securities
                                ------------------------- -----------------------
                                                  (In millions)
Proceeds....................... $ 14,649 $ 11,719 $ 7,300 $    57 $    75 $    48
                                ======== ======== ======= ======= ======= =======
Gross investment gains......... $     84 $    194 $   189 $    15 $    18 $     9
Gross investment losses........     (58)    (133)    (45)     (1)     (8)      --
OTTI losses (1)................     (12)     (20)    (51)    (15)     (5)     (9)
                                -------- -------- ------- ------- ------- -------
 Net investment gains (losses). $     14 $     41 $    93 $   (1) $     5 $    --
                                ======== ======== ======= ======= ======= =======

--------

(1)OTTI losses recognized in earnings include noncredit-related impairment losses of $0, $3 million and $8 million for the years ended December 31, 2014, 2013 and 2012, respectively, on (i) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and, (ii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                         Years Ended December 31,
                                                                        ---------------------------
                                                                            2014          2013
                                                                        ------------- -------------
                                                                               (In millions)
Balance at January 1,.................................................. $          59 $          61
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not
   previously impaired.................................................            --             1
 Additional impairments -- credit loss OTTI recognized on securities
   previously impaired.................................................             7            12
Reductions:
 Sales (maturities, pay downs or prepayments) of securities previously
   impaired as credit loss OTTI........................................           (9)          (15)
                                                                        ------------- -------------
Balance at December 31,................................................ $          57 $          59
                                                                        ============= =============

Related Party Investment Transactions

  The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                      Years Ended December 31,
                                                                     ---------------------------
                                                                        2014      2013    2012
                                                                     ---------- -------- -------
                                                                            (In millions)
Estimated fair value of invested assets transferred to affiliates... $    1,441 $    874 $    --
Amortized cost of invested assets transferred to affiliates......... $    1,362 $    827 $    --
Net investment gains (losses) recognized on transfers............... $       79 $     47 $    --
Estimated fair value of invested assets transferred from affiliates. $      132 $    834 $   857

    Prior to the Mergers, certain related party investment transactions were consummated as summarized below. See Note 3 for additional information on the Mergers.

 . In July 2014, the Company sold affiliated loans to other affiliates, which were included in other invested assets and in the table above, at estimated fair value totaling $520 million and a $45 million gain was recognized in net investment gains (losses). The affiliated loans had an unpaid principal balance of $350 million and $125 million and were due on July 15, 2021 and December 16, 2021, respectively, and bore interest, payable semi-annually, at 5.64% and 5.86%, respectively. Net investment income from these affiliated loans was $13 million, $28 million and $4 million for the years ended December 31, 2014, 2013 and 2012, respectively.

 . In 2013, the Company transferred invested assets to and from MLIC of $739 million and $751 million, respectively, related to the establishment of a custodial account to secure certain policyholder liabilities, which is included in the table above.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The Company has affiliated loans outstanding to wholly-owned real estate subsidiaries of an affiliate, MLIC, which are included in mortgage loans, with a carrying value of $242 million and $364 million at December 31, 2014 and 2013, respectively. A loan with a carrying value of $110 million, at both December 31, 2014 and 2013, bears interest at one-month LIBOR + 1.95% with quarterly interest only payments of $1 million through January 2015, when the principal balance is due. A loan with a carrying value of $132 million and $134 million at December 31, 2014 and 2013, respectively, bears interest at 7.26% due in quarterly principal and interest payments of $3 million through January 2020, when the principal balance is due. In November 2014, two mortgage loans with a total carrying value of $120 million were paid off early. These affiliated loans are secured by interests in the real estate subsidiaries, which own operating real estate with a fair value in excess of the loans. Net investment income from these affiliated loans was $34 million, $16 million and $17 million for the years ended December 31, 2014, 2013 and 2012, respectively. Included in net investment income for the year ended December 31, 2014, is $16 million in mortgage loan prepayment income from the two early loan payoffs described above.

  The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $62 million, $76 million, and $78 million for years ended December 31, 2014, 2013 and 2012, respectively. The Company also had affiliated net investment income of less than $1 million, $1 million, and less than $1 million for the years ended December 31, 2014, 2013, and 2012, respectively.

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

 Interest Rate Derivatives

   The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, futures and forwards.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

   The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

   In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance and to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

   Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in non-qualifying hedging relationships. Swaptions are included in interest rate options.

   The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow hedging relationships.

 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and non-qualifying hedging relationships.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


   To a lesser extent, the Company uses foreign currency forwards and exchange-traded currency futures in non-qualifying hedging relationships.

 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, involuntary restructuring or governmental intervention. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

   To a lesser extent, the Company uses credit forwards to lock in the price to be paid for forward purchases of certain securities. The Company utilizes credit forwards in cash flow hedging relationships.

 Equity Derivatives

   The Company uses a variety of equity derivatives to reduce its exposure to equity market risk, including equity index options, equity variance swaps, exchange-traded equity futures and total rate of return swaps ("TRRs").

   Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in non-qualifying hedging relationships.

   Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


   In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

   TRRs are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the LIBOR, calculated by reference to an agreed notional amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                      December 31,
                                                             ---------------------------------------------------------------
                                                                          2014                            2013
                                                             ------------------------------- -------------------------------
                                                                        Estimated Fair Value            Estimated Fair Value
                                                                        --------------------            --------------------
                                                               Gross                           Gross
                                                              Notional                        Notional
                           Primary Underlying Risk Exposure    Amount    Assets  Liabilities   Amount    Assets  Liabilities
                           --------------------------------  ---------- -------- ----------- ---------- -------- -----------
                                                                                      (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps..... Interest rate.................... $      379 $     33  $      2   $      446 $      5  $     10
  Foreign currency swaps.. Foreign currency exchange rate...         --       --        --          122       --        13
                                                             ---------- --------  --------   ---------- --------  --------
   Subtotal..............................................           379       33         2          568        5        23
                                                             ---------- --------  --------   ---------- --------  --------
Cash flow hedges:
  Interest rate swaps..... Interest rate....................        369       81        --          537        6        32
  Interest rate forwards.. Interest rate....................        155       45        --          245        3         3
  Foreign currency swaps.. Foreign currency exchange rate...        728       56         9          574       26        38
                                                             ---------- --------  --------   ---------- --------  --------
   Subtotal..............................................         1,252      182         9        1,356       35        73
                                                             ---------- --------  --------   ---------- --------  --------
    Total qualifying hedges.............................          1,631      215        11        1,924       40        96
                                                             ---------- --------  --------   ---------- --------  --------
Derivatives Not Designated or Not Qualifying as Hedging
Instruments
Interest rate swaps....... Interest rate....................     25,919    1,709       601       46,224    1,933     1,026
Interest rate floors...... Interest rate....................     16,404       83        69       19,644      112       103
Interest rate caps........ Interest rate....................      7,901       11        --        9,651       36        --
Interest rate futures..... Interest rate....................        325        1        --        5,905        9         9
Interest rate options..... Interest rate....................     29,870      446        16       17,690      131       236
Foreign currency swaps.... Foreign currency exchange rate...        672       59         4          920       53        46
Foreign currency forwards. Foreign currency exchange rate...         48        3        --        2,380        1       172
Currency futures.......... Foreign currency exchange rate...         --       --        --          365        1         1
Credit default
 swaps -- purchased....... Credit...........................         45       --         1          166       --         1
Credit default
 swaps -- written......... Credit...........................      1,924       29         1        2,263       38        --
Equity futures............ Equity market....................      3,086       34        --        5,105        1        43
Equity index options...... Equity market....................     27,212      854       613       35,011    1,329     1,047
Equity variance swaps..... Equity market....................     15,433      120       435       21,187      174       564
TRRs...................... Equity market....................      2,332       12        67        3,802       --       179
                                                             ---------- --------  --------   ---------- --------  --------
   Total non-designated or non-qualifying derivatives....       131,171    3,361     1,807      170,313    3,818     3,427
                                                             ---------- --------  --------   ---------- --------  --------
    Total...............................................     $  132,802 $  3,576  $  1,818   $  172,237 $  3,858  $  3,523
                                                             ========== ========  ========   ========== ========  ========

  Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2014 and 2013. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules;
(ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to synthetically

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

  Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                  Years Ended December 31,
                                                 --------------------------
                                                   2014     2013     2012
                                                 -------- -------- --------
                                                       (In millions)
     Derivatives and hedging gains (losses) (1). $    868 $(5,826) $(2,851)
     Embedded derivatives.......................  (1,049)    6,267      506
                                                 -------- -------- --------
      Total net derivative gains (losses)....... $  (181) $    441 $(2,345)
                                                 ======== ======== ========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The following table presents earned income on derivatives:

                                                         Years Ended December 31,
                                                         ------------------------
                                                         2014    2013     2012
                                                         ----   ------   ------
                                                           (In millions)
    Qualifying hedges:
     Net investment income.............................. $  4   $    2   $    2
     Interest credited to policyholder account balances.  (1)        2       18
    Non-qualifying hedges:
     Net derivative gains (losses)......................  273    (157)      172
     Policyholder benefits and claims...................   32    (292)    (120)
                                                         ----   ------   ------
       Total............................................ $308   $(445)   $   72
                                                         ====   ======   ======

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

    The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                               Net     Policyholder
                                             Net Derivative Investment Benefits and
                                             Gains (Losses) Income (1)  Claims (2)
                                             -------------- ---------- ------------
                                                         (In millions)
Year Ended December 31, 2014
 Interest rate derivatives..................       $  1,174       $ --       $   43
 Foreign currency exchange rate derivatives.              4         --           --
 Credit derivatives -- purchased............           (22)         --           --
 Credit derivatives -- written..............             18         --           --
 Equity derivatives.........................          (591)        (8)        (279)
                                             -------------- ---------- ------------
   Total....................................       $    583       $(8)       $(236)
                                             ============== ========== ============
Year Ended December 31, 2013
 Interest rate derivatives..................       $(1,534)       $ --       $ (27)
 Foreign currency exchange rate derivatives.          (542)         --           --
 Credit derivatives -- purchased............             --         --           --
 Credit derivatives -- written..............             27         --           --
 Equity derivatives.........................        (3,625)        (7)        (726)
                                             -------------- ---------- ------------
   Total....................................       $(5,674)       $(7)       $(753)
                                             ============== ========== ============
Year Ended December 31, 2012
 Interest rate derivatives..................       $  (208)       $ --       $   --
 Foreign currency exchange rate derivatives.          (290)         --           --
 Credit derivatives -- purchased............           (12)         --           --
 Credit derivatives -- written..............             42         --           --
 Equity derivatives.........................        (2,530)        (4)        (419)
                                             -------------- ---------- ------------
   Total....................................       $(2,998)       $(4)       $(419)
                                             ============== ========== ============

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures.

(2)Changes in estimated fair value related to economic hedges of variable annuity guarantees included in future policy benefits.

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated liabilities.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                         Net Derivative  Net Derivative Ineffectiveness
                                                         Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value   Hedged Items in Fair Value     Recognized    Recognized for Net Derivative
Hedging Relationships         Hedging Relationships      for Derivatives  Hedged Items  Gains (Losses)
-------------------------  ----------------------------- --------------- -------------- ---------------
                                                                         (In millions)
Year Ended December 31, 2014
Interest rate swaps:       Fixed maturity securities....    $          1  $         (1)  $           --
                           Policyholder liabilities (1).              32           (31)               1
Foreign currency swaps:    Foreign-denominated PABs (2).              --             --              --
                                                            ------------  -------------  --------------
  Total...............................................      $         33  $        (32)  $            1
                                                            ============  =============  ==============
Year Ended December 31, 2013
Interest rate swaps:       Fixed maturity securities....    $          7  $         (9)  $          (2)
                           Policyholder liabilities (1).            (30)             28             (2)
Foreign currency swaps:    Foreign-denominated PABs (2).               2            (2)              --
                                                            ------------  -------------  --------------
  Total...............................................      $       (21)  $          17  $          (4)
                                                            ============  =============  ==============
Year Ended December 31, 2012
Interest rate swaps:       Fixed maturity securities....    $        (3)  $           1  $          (2)
                           Policyholder liabilities (1).            (10)              8             (2)
Foreign currency swaps:    Foreign-denominated PABs (2).            (29)             20             (9)
                                                            ------------  -------------  --------------
  Total...............................................      $       (42)  $          29  $         (13)
                                                            ============  =============  ==============

--------

(1)Fixed rate liabilities reported in PABs or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into net derivative gains (losses). These amounts were not significant for both years ended December 31, 2014 and 2013 and $0 for the year ended December 31, 2012.

  At December 31, 2014 and 2013, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed five years and six years, respectively.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  At December 31, 2014 and 2013, the balance in AOCI associated with cash flow hedges was $282 million and $38 million, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of stockholder's equity:

                                                    Amount and Location        Amount and Location
                            Amount of Gains          of Gains (Losses)          of Gains (Losses)
Derivatives in Cash Flow  (Losses) Deferred in       Reclassified from        Recognized in Income
Hedging Relationships     AOCI on Derivatives     AOCI into Income (Loss)     (Loss) on Derivatives
------------------------  -------------------- ----------------------------- -----------------------
                          (Effective Portion)       (Effective Portion)       (Ineffective Portion)
                          -------------------- ----------------------------- -----------------------
                                               Net Derivative Net Investment     Net Derivative
                                               Gains (Losses)     Income         Gains (Losses)
                                               -------------- -------------- -----------------------
                                                       (In millions)
Year Ended December 31, 2014
Interest rate swaps......   $            131    $         1    $          1  $                    --
Interest rate forwards...                 55              1               1                       --
Foreign currency swaps...                 56            (6)              --                       --
Credit forwards..........                 --             --              --                       --
                            ----------------    -----------    ------------  -----------------------
  Total..................   $            242    $       (4)    $          2  $                    --
                            ================    ===========    ============  =======================
Year Ended December 31, 2013
Interest rate swaps......   $          (120)    $        --    $          1  $                    --
Interest rate forwards...               (57)              9               1                       --
Foreign currency swaps...               (17)             --              --                        1
Credit forwards..........                (1)             --              --                       --
                            ----------------    -----------    ------------  -----------------------
  Total..................   $          (195)    $         9    $          2  $                     1
                            ================    ===========    ============  =======================
Year Ended December 31, 2012
Interest rate swaps......   $             21    $        --    $         --  $                     1
Interest rate forwards...                  1              1               1                       --
Foreign currency swaps...               (16)              1              --                      (1)
Credit forwards..........                 --             --              --                       --
                            ----------------    -----------    ------------  -----------------------
  Total..................   $              6    $         2    $          1  $                    --
                            ================    ===========    ============  =======================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2014, $13 million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $1.9 billion and $2.3 billion at December 31, 2014 and 2013, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2014 and 2013, the Company would have received $28 million and $38 million, respectively, to terminate all of these contracts.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                December 31,
                              ---------------------------------------------------------------------------------
                                                2014                                     2013
                              ---------------------------------------- ----------------------------------------
                              Estimated      Maximum                   Estimated      Maximum
                              Fair Value Amount of Future   Weighted   Fair Value Amount of Future   Weighted
Rating Agency Designation of  of Credit   Payments under    Average    of Credit   Payments under    Average
Referenced                     Default    Credit Default    Years to    Default    Credit Default    Years to
Credit Obligations (1)          Swaps       Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
----------------------------  ---------- ---------------- ------------ ---------- ---------------- ------------
                                     (In millions)                            (In millions)
Aaa/Aa/A.....................
Single name credit default
  swaps (corporate).......... $       2   $         155            2.1 $       2   $          115           2.7
Credit default swaps
  referencing indices........         1             134            1.3         6              650           1.1
                              ---------   -------------                ---------   --------------
 Subtotal....................         3             289            1.7         8              765           1.3
                              ---------   -------------                ---------   --------------
Baa
Single name credit default
  swaps (corporate)..........         5             454            2.3         8              446           3.0
Credit default swaps
  referencing indices........        18           1,145            5.0        19            1,016           4.9
                              ---------   -------------                ---------   --------------
 Subtotal....................        23           1,599            4.2        27            1,462           4.3
                              ---------   -------------                ---------   --------------
B
Single name credit default
  swaps (corporate)..........        --              --             --        --               --            --
Credit default swaps
  referencing indices........         2              36            5.0         3               36           5.0
                              ---------   -------------                ---------   --------------
 Subtotal....................         2              36            5.0         3               36           5.0
                              ---------   -------------                ---------   --------------
   Total..................... $      28   $       1,924            3.8 $      38   $        2,263           3.3
                              =========   =============                =========   ==============

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The estimated fair values of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

                                                                   December 31, 2014    December 31, 2013
Derivatives Subject to a Master Netting Arrangement or a Similar  -------------------- --------------------
Arrangement                                                        Assets  Liabilities  Assets  Liabilities
----------------------------------------------------------------  -------- ----------- -------- -----------
                                                                                (In millions)
 Gross estimated fair value of derivatives:
  OTC-bilateral (1).............................................. $  3,554  $  1,767   $  3,905  $  3,476
  OTC-cleared (1)................................................       75        73         50        10
  Exchange-traded................................................       35        --         11        53
                                                                  --------  --------   --------  --------
    Total gross estimated fair value of derivatives (1)..........    3,664     1,840      3,966     3,539
 Amounts offset on the consolidated balance sheets...............       --        --         --        --
                                                                  --------  --------   --------  --------
 Estimated fair value of derivatives presented on the
   consolidated balance sheets (1)...............................    3,664     1,840      3,966     3,539
 Gross amounts not offset on the consolidated balance sheets:
 Gross estimated fair value of derivatives: (2)
  OTC-bilateral..................................................  (1,592)   (1,592)    (2,544)   (2,544)
  OTC-cleared....................................................     (54)      (54)        (8)       (8)
  Exchange-traded................................................       --        --        (5)       (5)
 Cash collateral: (3), (4)
  OTC-bilateral..................................................    (753)        --      (396)        --
  OTC-cleared....................................................     (21)      (18)       (40)       (2)
  Exchange-traded................................................       --        --         --      (44)
 Securities collateral: (5)
  OTC-bilateral..................................................  (1,152)     (175)      (934)     (833)
  OTC-cleared....................................................       --        --         --        --
  Exchange-traded................................................       --        --         --       (3)
                                                                  --------  --------   --------  --------
 Net amount after application of master netting agreements and
   collateral.................................................... $     92  $      1   $     39  $    100
                                                                  ========  ========   ========  ========

--------

(1)At December 31, 2014 and 2013, derivative assets include income or expense accruals reported in accrued investment income or in other liabilities of $88 million and $108 million, respectively, and derivative liabilities include income or expense accruals reported in accrued investment income or in other liabilities of $22 million and $16 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives is included in cash and cash equivalents, short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet. In certain instances, cash collateral pledged to the Company as initial margin for OTC-bilateral derivatives is

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

   held in separate custodial accounts and is not recorded on the Company's balance sheet because the account title is in the name of the counterparty (but segregated for the benefit of the Company). The amount of this off-balance sheet collateral was $121 million and $0 at December 31, 2014 and 2013, respectively.

(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2014 and 2013, the Company received excess cash collateral of $33 million (all of which is off-balance sheet cash collateral held in separate custodial accounts) and $54 million, respectively, and provided excess cash collateral of $30 million and $204 million, respectively, which is not included in the table above due to the foregoing limitation.

(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2014 none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2014 and 2013, the Company received excess securities collateral with an estimated fair value of $122 million and $131 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2014 and 2013, the Company provided excess securities collateral with an estimated fair value of $17 million and $1 million, respectively, for its OTC-bilateral derivatives, $37 million and $30 million, respectively, for its OTC-cleared derivatives and $165 million and $81 million, respectively, for its exchange-traded derivatives, which are not included in the table above due to the foregoing limitation.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                               Estimated
                                             Fair Value of
                                          Collateral Provided Fair Value of Incremental Collateral Provided Upon
                                          ------------------- --------------------------------------------------
                                                                                    Downgrade in the Company's
                                                                                    Financial Strength Rating
                                                                  One Notch              to a Level that
                         Estimated                               Downgrade in        Triggers Full Overnight
                       Fair Value of                            the Company's          Collateralization or
                     Derivatives in Net     Fixed Maturity    Financial Strength          Termination of
                   Liability Position (1)     Securities            Rating           the Derivative Position
                   ---------------------- ------------------- ------------------    --------------------------
                                                        (In millions)
December 31, 2014          $          175      $          192      $          --            $               --
December 31, 2013          $          932      $          834      $          21            $               24

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; affiliated assumed reinsurance of guaranteed minimum benefits related to GMWBs and certain GMIBs; funds withheld on ceded reinsurance; fixed annuities with equity indexed returns; and certain debt and equity securities.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                    December 31,
                                                                  -----------------
                                        Balance Sheet Location     2014     2013
                                       -------------------------- ------- ---------
                                                                    (In millions)
Net embedded derivatives within asset
  host contracts:
  Ceded guaranteed minimum benefits... Premiums, reinsurance and
                                       other receivables......... $   217 $     123
  Funds withheld on assumed
   reinsurance........................ Other invested assets.....      53        24
  Options embedded in debt or equity
   securities......................... Investments...............    (48)      (30)
                                                                  ------- ---------
   Net embedded derivatives within asset host contracts.......    $   222 $     117
                                                                  ======= =========
Net embedded derivatives within
  liability host contracts:
  Direct guaranteed minimum benefits.. PABs...................... $ (609) $ (1,369)
  Assumed guaranteed minimum benefits. PABs......................     827     1,188
  Funds withheld on ceded reinsurance. Other liabilities.........     382        34
  Other............................... PABs......................      17         6
                                                                  ------- ---------
   Net embedded derivatives within liability host contracts...    $   617 $   (141)
                                                                  ======= =========

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The following table presents changes in estimated fair value related to embedded derivatives:

                                               Years Ended December 31,
                                           ---------------------------------
                                              2014        2013       2012
                                           ----------- ---------- ----------
                                                     (In millions)
    Net derivative gains (losses) (1) (2). $   (1,049) $    6,267 $      506
    Policyholder benefits and claims...... $        87 $    (139) $       71

--------

(1)The valuation of direct and assumed guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses), in connection with this adjustment, were $73 million, ($1.0) billion and ($1.7) billion for the years ended December 31, 2014, 2013 and 2012, respectively.

(2)See Note 7 for discussion of affiliated net derivative gains (losses) included in the table above.

Related Party Freestanding Derivative Transactions

  In November 2014, as part of the settlement of related party reinsurance transactions, the Company transferred derivatives to affiliates. The estimated fair value of freestanding derivative assets and liabilities transferred was $1.8 billion and $1.2 billion, respectively. See Note 7 for additional information regarding related party reinsurance transactions in connection with the Mergers.

10. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

                 Level 1  Unadjusted quoted prices in active
                          markets for identical assets or
                          liabilities. The Company defines
                          active markets based on average
                          trading volume for equity securities.
                          The size of the bid/ask spread is
                          used as an indicator of market
                          activity for fixed maturity
                          securities.

                 Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

                 Level 3  Unobservable inputs that are
                          supported by little or no market
                          activity and are significant to the
                          determination of estimated fair value
                          of the assets or liabilities.
                          Unobservable inputs reflect the
                          reporting entity's own assumptions
                          about the assumptions that market
                          participants would use in pricing the
                          asset or liability.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below.

                                                                            December 31, 2014
                                                              ---------------------------------------------
                                                                  Fair Value Hierarchy
                                                              -----------------------------
                                                                                            Total Estimated
                                                               Level 1   Level 2   Level 3    Fair Value
                                                              --------- ---------- -------- ---------------
                                                                              (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $      -- $   15,447 $  1,355      $   16,802
  U.S. Treasury and agency...................................    10,226      5,600       --          15,826
  RMBS.......................................................        --      5,365      716           6,081
  Foreign corporate..........................................        --      4,704      710           5,414
  State and political subdivision............................        --      2,592       --           2,592
  CMBS.......................................................        --      1,531      148           1,679
  ABS........................................................        --      1,381      181           1,562
  Foreign government.........................................        --        741       --             741
                                                              --------- ---------- --------      ----------
   Total fixed maturity securities...........................    10,226     37,361    3,110          50,697
                                                              --------- ---------- --------      ----------
Equity securities:
  Common stock...............................................       105         99       29             233
  Non-redeemable preferred stock.............................        --        155       71             226
                                                              --------- ---------- --------      ----------
   Total equity securities...................................       105        254      100             459
                                                              --------- ---------- --------      ----------
Short-term investments (1)...................................       253        812       71           1,136
Mortgage loans held by CSEs -- FVO...........................        --        280       --             280
Other invested assets:
  FVO securities.............................................        --         --       --              --
  Derivative assets: (2)
   Interest rate.............................................         1      2,363       45           2,409
   Foreign currency exchange rate............................        --        118       --             118
   Credit....................................................        --         28        1              29
   Equity market.............................................        34        770      216           1,020
                                                              --------- ---------- --------      ----------
     Total derivative assets.................................        35      3,279      262           3,576
                                                              --------- ---------- --------      ----------
      Total other invested assets............................        35      3,279      262           3,576
                                                              --------- ---------- --------      ----------
Net embedded derivatives within asset host contracts (3).....        --         --      270             270
Separate account assets (4)..................................       249    108,454      158         108,861
                                                              --------- ---------- --------      ----------
      Total assets........................................... $  10,868 $  150,440 $  3,971      $  165,279
                                                              ========= ========== ========      ==========
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $      -- $      688 $     --      $      688
  Foreign currency exchange rate.............................        --         13       --              13
  Credit.....................................................        --          2       --               2
  Equity market..............................................        --        657      458           1,115
                                                              --------- ---------- --------      ----------
   Total derivative liabilities..............................        --      1,360      458           1,818
                                                              --------- ---------- --------      ----------
Net embedded derivatives within liability host contracts (3).        --         --      617             617
Long-term debt of CSEs -- FVO................................        --        139       --             139
                                                              --------- ---------- --------      ----------
      Total liabilities...................................... $      -- $    1,499 $  1,075      $    2,574
                                                              ========= ========== ========      ==========

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                                                           December 31, 2013
                                                              --------------------------------------------
                                                                  Fair Value Hierarchy
                                                              ----------------------------
                                                                                           Total Estimated
                                                              Level 1   Level 2   Level 3    Fair Value
                                                              -------- ---------- -------- ---------------
                                                                          (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $     -- $   16,568 $  1,270     $    17,838
  U.S. Treasury and agency...................................    4,872      3,979       --           8,851
  RMBS.......................................................       --      4,613      450           5,063
  Foreign corporate..........................................       --      8,500      779           9,279
  State and political subdivision............................       --      2,363       --           2,363
  CMBS.......................................................       --      1,904      129           2,033
  ABS........................................................       --      1,809      426           2,235
  Foreign government.........................................       --      1,162       --           1,162
                                                              -------- ---------- --------     -----------
    Total fixed maturity securities..........................    4,872     40,898    3,054          48,824
                                                              -------- ---------- --------     -----------
Equity securities:
  Common stock...............................................       86        110       31             227
  Non-redeemable preferred stock.............................       --        136      100             236
                                                              -------- ---------- --------     -----------
    Total equity securities..................................       86        246      131             463
                                                              -------- ---------- --------     -----------
Short-term investments (1)...................................    3,036      1,833       --           4,869
Mortgage loans held by CSEs -- FVO...........................       --      1,598       --           1,598
Other invested assets:
  FVO securities.............................................       --          9       --               9
  Derivative assets: (2)
    Interest rate............................................       10      2,202       23           2,235
    Foreign currency exchange rate...........................        1         80       --              81
    Credit...................................................       --         32        6              38
    Equity market............................................        1      1,223      280           1,504
                                                              -------- ---------- --------     -----------
     Total derivative assets.................................       12      3,537      309           3,858
                                                              -------- ---------- --------     -----------
       Total other invested assets...........................       12      3,546      309           3,867
                                                              -------- ---------- --------     -----------
Net embedded derivatives within asset host contracts (3).....       --         --      147             147
Separate account assets (4)..................................      259    109,402      153         109,814
                                                              -------- ---------- --------     -----------
       Total assets.......................................... $  8,265 $  157,523 $  3,794     $   169,582
                                                              ======== ========== ========     ===========
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $      9 $    1,398 $     12     $     1,419
  Foreign currency exchange rate.............................        1        269       --             270
  Credit.....................................................       --          1       --               1
  Equity market..............................................       43      1,201      589           1,833
                                                              -------- ---------- --------     -----------
    Total derivative liabilities.............................       53      2,869      601           3,523
                                                              -------- ---------- --------     -----------
Net embedded derivatives within liability host contracts (3).       --         --    (141)           (141)
Long-term debt of CSEs -- FVO................................       --      1,461       --           1,461
                                                              -------- ---------- --------     -----------
       Total liabilities..................................... $     53 $    4,330 $    460     $     4,843
                                                              ======== ========== ========     ===========

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented on the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

(2)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(3)Net embedded derivatives within asset host contracts are presented primarily within premiums, reinsurance and other receivables on the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented primarily within PABs and other liabilities on the consolidated balance sheets. At December 31, 2014 and 2013, equity securities also included embedded derivatives of ($48) million and ($30) million, respectively.

(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to MetLife Insurance Company USA's Audit Committee regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

  fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 1% of the total estimated fair value of fixed maturity securities and 16% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities, Short-term Investments and Long-term Debt of CSEs -- FVO

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

    The estimated fair value of long-term debt of CSEs -- FVO is determined on a basis consistent with the methodologies described herein for securities.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


    The valuation of most instruments listed below are determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument                            Level 2                                                         Level 3
                                  Observable Inputs                                              Unobservable Inputs
------------------------------------------------------------------------------------------------------------------------------------
Fixed Maturity Securities
------------------------------------------------------------------------------------------------------------------------------------
 U.S. corporate and foreign corporate securities
------------------------------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market and income        Valuation Techniques: Principally the market
             approaches.                                                    approach.
            Key Inputs:                                                    Key Inputs:
            . quoted prices in markets that are not active                 . illiquidity premium
            . benchmark yields                                             . delta spread adjustments to reflect specific
            . spreads off benchmark yields                                   credit-related issues
            . new issuances                                                . credit spreads
            . issuer rating                                                . quoted prices in markets that are not active for
            . duration                                                       identical or similar securities that are less liquid
            . trades of identical or comparable securities                   and based on lower levels of trading activity than
            . Privately-placed securities are valued using the               securities classified in Level 2
              additional key inputs:                                       . independent non-binding broker quotations
             . market yield curve
             . call provisions
             . observable prices and spreads for similar publicly
               traded or privately traded securities that incorporate
               the credit quality and industry sector of the issuer
             . delta spread adjustments to reflect specific credit-
               related issues

------------------------------------------------------------------------------------------------------------------------------------
 Foreign government, U.S. Treasury and agency and state and political subdivision securities
------------------------------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market approach.         Valuation Techniques: Principally the market approach.
            Key Inputs:                                                    Key Inputs:
            . quoted prices in markets that are not active                 . independent non-binding broker quotations
            . benchmark U.S. Treasury yield or other yields                . quoted prices in markets that are not active for
            . the spread off the U.S. Treasury yield curve for the           identical or similar securities that are less
              identical security                                             liquid land based on ower levels of trading activity
            . issuer ratings and issuer spreads                              cthan securities lassified in Level 2
            . broker-dealer quotes                                         . credit spreads
            . comparable securities that are actively traded
            . reported trades of similar securities, including those that are actively traded, and those within the same sub-
              sector or with a similar maturity or credit rating
------------------------------------------------------------------------------------------------------------------------------------
 Structured securities comprised of RMBS, CMBS and ABS
------------------------------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market and income        Valuation Techniques: Principally the market and income
             approaches.                                                    approaches.
            Key Inputs:                                                    Key Inputs:
            . quoted prices in markets that are not active                 . credit spreads
            . spreads for actively traded securities                       . quoted prices in markets that are not active for
            . spreads off benchmark yields                                   identical or similar securities that are less liquid
            . expected prepayment speeds and volumes                         and based on lower levels of trading activity than
            . current and forecasted loss severity                           securities classified in Level 2
            . ratings                                                      . independent non-binding broker quotations
            . weighted average coupon and weighted average maturity
            . average delinquency rates
            . geographic region
            . debt-service coverage ratios
            . issuance-specific information, including, but not
              limited to:
             . collateral type
             . payment terms of the underlying assets
             . payment priority within the tranche
             . structure of the security
             . deal performance
             . vintage of loans

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Instrument                           Level 2                                                        Level 3
------------------------------------------------------------------------------------------------------------------------------------
Equity Securities
------------------------------------------------------------------------------------------------------------------------------------
 Common and non-redeemable preferred stock
------------------------------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market                Valuation Techniques: Principally the market and income
             approach.                                                   approaches.
            Key Input:                                                  Key Inputs:
            . quoted prices in markets that are not considered active   . credit ratings
                                                                        . issuance structures
                                                                        . quoted prices in markets that are not active for
                                                                          identical or similar securities that are less liquid and
                                                                          based on lower levels of trading activity than
                                                                          securities classified in Level 2
                                                                        . independent non-binding broker quotations
------------------------------------------------------------------------------------------------------------------------------------
FVO securities and Short-term investments
------------------------------------------------------------------------------------------------------------------------------------
            . FVO securities and short-term investments are of a        . Short-term investments are of a similar nature and class
              similar nature and class to the fixed maturity and          to the fixed maturity and equity securities described
              equity securities described above; accordingly, the         above; accordingly, the valuation techniques and
              valuation techniques and observable inputs used in          unobservable inputs used in their valuation are also
              their valuation are also similar to those described         similar to those described above.
              above.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage loans held by CSEs -- FVO
------------------------------------------------------------------------------------------------------------------------------------
            Valuation Techniques: Principally the market approach.      N/A
            Key Input:
            . quoted securitization market price of the obligations of the CSEs determined principally by independent
              pricing services using observable inputs
------------------------------------------------------------------------------------------------------------------------------------
Separate Account Assets (1)
------------------------------------------------------------------------------------------------------------------------------------
 Mutual funds without readily determinable fair values as prices are not published publicly
------------------------------------------------------------------------------------------------------------------------------------
            Key Input:
            . quoted prices or reported NAV provided by the fund
              managers                                                  N/A
------------------------------------------------------------------------------------------------------------------------------------
 Other limited partnership interests
------------------------------------------------------------------------------------------------------------------------------------
            N/A                                                         Valuation Techniques: Valued giving consideration to the
                                                                         underlying holdings of the partnerships and by applying a
                                                                         premium or discount, if appropriate.
                                                                        Key Inputs:
                                                                        . liquidity
                                                                        . bid/ask spreads
                                                                        . the performance record of the fund manager
                                                                        . other relevant variables that may impact the exit value
                                                                          of the particular partnership interest

--------

(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, other limited partnership interests, short-term investments and cash and cash equivalents. Fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents are similar in nature to the instruments described under "-- Securities, Short-term Investments and Long-term Debt of CSEs -- FVO" and "-- Derivatives -- Freestanding Derivatives Valuation Techniques and Key Inputs."

 Derivatives

  The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

  The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

  Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives Valuation Techniques and Key Inputs:

  Level 2

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3.

  Level 3

    These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

                                                                  Foreign Currency
             Instrument                    Interest Rate           Exchange Rate               Credit
---------------------------------------------------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve      . swap yield curve      . swap yield curve
 by instrument type                    . basis curves          . basis curves          . credit curves
                                       . interest rate         . currency spot rates   . recovery rates
                                          volatility (1)       . cross currency basis
                                                                  curves
---------------------------------------------------------------------------------------------------------------
Level 3                                . swap yield curve (2)  N/A                     . swap yield curve (2)
                                       . basis curves (2)                              . credit curves (2)
                                                                                       . credit spreads
                                                                                       . repurchase rates
                                                                                       . independent non-
                                                                                          binding broker
                                                                                          quotations

             Instrument                       Equity market
-------------------------------------------------------------------
Inputs common to Level 2 and Level 3   . swap yield curve
 by instrument type                    . spot equity index
                                          levels
                                       . dividend yield curves
                                       . equity volatility
-------------------------------------------------------------------
Level 3                                . dividend yield curves (2)
                                       . equity volatility (2)
                                       . correlation between
                                          model inputs (1)



--------

(1)Option-based only.

(2)Extrapolation beyond the observable limits of the curve(s).

 Embedded Derivatives

   Embedded derivatives principally include certain direct, assumed and ceded variable annuity guarantees and embedded derivatives related to funds withheld on ceded reinsurance and within certain annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs on the consolidated balance sheets.

   The Company's actuarial department calculates the fair value of these embedded derivatives, which are estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates.

   Capital market assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company assumed, from an affiliated insurance company, the risk associated with certain GMIBs. These embedded derivatives are included in other policy-related balances on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these assumed risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

   The Company ceded, to an affiliated reinsurance company, the risk associated with certain of the GMIBs, GMABs and GMWBs described above that are also accounted for as embedded derivatives. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes, to the same affiliated reinsurance company, certain directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives), but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables on the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments and Long-term Debt of CSEs." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


   The Company issues certain annuity contracts which allow the policyholder to participate in returns from equity indices. These equity indexed features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs on the consolidated balance sheets.

   The estimated fair value of the embedded equity indexed derivatives, based on the present value of future equity returns to the policyholder using actuarial and present value assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business and uses standard capital market techniques, such as Black-Scholes, to calculate the value of the portion of the embedded derivative for which the terms are set. The portion of the embedded derivative covering the period beyond where terms are set is calculated as the present value of amounts expected to be spent to provide equity indexed returns in those periods. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct and assumed guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct and assumed guaranteed minimum benefits" and also include counterparty credit spreads.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

   For assets and liabilities measured at estimated fair value and still held at December 31, 2014 and 2013, transfers between Levels 1 and 2 were not significant.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or credit spreads.

    Transfers out of Level 3 for fixed maturity securities resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:


                                                                                            December 31, 2014
                                                                                       ---------------------------
                                        Valuation                 Significant                             Weighted
                                        Techniques            Unobservable Inputs           Range        Average (1)
                               ----------------------------- -----------------------   ---------------   -----------
Fixed maturity securities (3)
 U.S. corporate and foreign                                   Delta spread                (35) -     240      51
  corporate...................  Matrix pricing                   adjustments (4)
                                Market pricing                Quoted prices (5)            --  -     750     418
                                Consensus pricing             Offered quotes (5)           78  -     103      86
                               --------------------------------------------------------------------------------------
 RMBS.........................  Consensus pricing             Offered quotes (5)            1  -     117      93
                               --------------------------------------------------------------------------------------
 ABS..........................  Market pricing                Quoted prices (5)            97  -     108     101
                                Consensus pricing             Offered quotes (5)           62  -     106      99
                               --------------------------------------------------------------------------------------
Derivatives
 Interest rate................  Present value                 Swap yield (7)              278  -     297
                                   techniques
                               --------------------------------------------------------------------------------------
 Credit.......................  Present value                 Credit spreads (8)           99  -      99
                                   techniques
                                Consensus pricing             Offered quotes (9)
                               --------------------------------------------------------------------------------------
 Equity market................  Present value                 Volatility (10)             15%  -     27%
                                   techniques or option
                                   pricing models
                                                              Correlation (12)            70%  -     70%
                               --------------------------------------------------------------------------------------
Embedded derivatives
 Direct and ceded guaranteed    Option pricing techniques     Mortality rates:
  minimum benefits............
                                                                 Ages 0 - 40               0%  -   0.10%
                                                                 Ages 41 - 60           0.04%  -   0.65%
                                                                 Ages 61 - 115          0.26%  -    100%
                                                              Lapse rates:
                                                                 Durations 1 - 10       0.50%  -    100%
                                                                 Durations 11 - 20         3%  -    100%
                                                                 Durations 21 - 116        3%  -    100%
                                                              Utilization rates           20%  -     50%
                                                              Withdrawal rates          0.07%  -     10%
                                                              Long-term equity         17.40%  -     25%
                                                                 volatilities
                                                              Nonperformance            0.03%  -   1.39%
                                                                 risk spread
                               --------------------------------------------------------------------------------------

                                                                                            December 31, 2013
                                                                                       ---------------------------
                                        Valuation                 Significant                             Weighted
                                        Techniques            Unobservable Inputs           Range        Average (1)
                               ----------------------------- -----------------------   ---------------   -----------
Fixed maturity securities (3)
 U.S. corporate and foreign                                   Delta spread                (10) -     240      49
  corporate...................  Matrix pricing                   adjustments (4)
                                Market pricing                Quoted prices (5)            14  -     122      99
                                Consensus pricing             Offered quotes (5)           33  -     103      87
                               --------------------------------------------------------------------------------------
 RMBS.........................  Consensus pricing             Offered quotes (5)           78  -     100      95
                               --------------------------------------------------------------------------------------
 ABS..........................  Market pricing                Quoted prices (5)            --  -     104     101
                                Consensus pricing             Offered quotes (5)           58  -     106      98
                               --------------------------------------------------------------------------------------
Derivatives
 Interest rate................  Present value                 Swap yield (7)              248  -     450
                                   techniques
                               --------------------------------------------------------------------------------------
 Credit.......................  Present value                 Credit spreads (8)           98  -     100
                                   techniques
                                Consensus pricing             Offered quotes (9)
                               --------------------------------------------------------------------------------------
 Equity market................  Present value                 Volatility (10)             13%  -     28%
                                   techniques or option
                                   pricing models
                                                              Correlation (12)            60%  -     60%
                               --------------------------------------------------------------------------------------
Embedded derivatives
 Direct and ceded guaranteed    Option pricing techniques     Mortality rates:
  minimum benefits............
                                                                 Ages 0 - 40               0%  -   0.10%
                                                                 Ages 41 - 60           0.04%  -   0.65%
                                                                 Ages 61 - 115          0.26%  -    100%
                                                              Lapse rates:
                                                                 Durations 1 - 10       0.50%  -    100%
                                                                 Durations 11 - 20         3%  -    100%
                                                                 Durations 21 - 116        3%  -    100%
                                                              Utilization rates           20%  -     50%
                                                              Withdrawal rates          0.07%  -     10%
                                                              Long-term equity         17.40%  -     25%
                                                                 volatilities
                                                              Nonperformance            0.03%  -   1.32%
                                                                 risk spread
                               --------------------------------------------------------------------------------------

                                                                                         Impact of
                                                                                        Increase in
                                                                                         Input on
                                        Valuation                 Significant            Estimated
                                        Techniques            Unobservable Inputs      Fair Value (2)
                               ----------------------------- -----------------------   --------------
Fixed maturity securities (3)
 U.S. corporate and foreign                                   Delta spread               Decrease
  corporate...................  Matrix pricing                   adjustments (4)
                                Market pricing                Quoted prices (5)          Increase
                                Consensus pricing             Offered quotes (5)         Increase
                               -----------------------------------------------------------------------
 RMBS.........................  Consensus pricing             Offered quotes (5)       Increase (6)
                               -----------------------------------------------------------------------
 ABS..........................  Market pricing                Quoted prices (5)        Increase (6)
                                Consensus pricing             Offered quotes (5)       Increase (6)
                               -----------------------------------------------------------------------
Derivatives
 Interest rate................  Present value                 Swap yield (7)           Increase (11)
                                   techniques
                               -----------------------------------------------------------------------
 Credit.......................  Present value                 Credit spreads (8)       Decrease (8)
                                   techniques
                                Consensus pricing             Offered quotes (9)
                               -----------------------------------------------------------------------
 Equity market................  Present value                 Volatility (10)          Increase (11)
                                   techniques or option
                                   pricing models
                                                              Correlation (12)
                               -----------------------------------------------------------------------
Embedded derivatives
 Direct and ceded guaranteed    Option pricing techniques     Mortality rates:
  minimum benefits............
                                                                 Ages 0 - 40           Decrease (13)
                                                                 Ages 41 - 60          Decrease (13)
                                                                 Ages 61 - 115         Decrease (13)
                                                              Lapse rates:
                                                                 Durations 1 - 10      Decrease (14)
                                                                 Durations 11 - 20     Decrease (14)
                                                                 Durations 21 - 116    Decrease (14)
                                                              Utilization rates        Increase (15)
                                                              Withdrawal rates                 (16)
                                                              Long-term equity         Increase (17)
                                                                 volatilities
                                                              Nonperformance           Decrease (18)
                                                                 risk spread
                               -----------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curve is utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8)Represents the risk quoted in basis points of a credit default event on the underlying instrument. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(9)At both December 31, 2014 and 2013, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(10)Ranges represent the underlying equity volatility quoted in percentage points. Since this valuation methodology uses a range of inputs across multiple volatility surfaces to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(11)Changes are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(12)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(13)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

   type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(16)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(17)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(18)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ---------------------------------------------------------------------
                                                                Fixed Maturity Securities
                                          ---------------------------------------------------------------------
                                                                          State and
                                            U.S.                Foreign   Political                     Foreign
                                          Corporate     RMBS   Corporate Subdivision   CMBS     ABS    Government
                                          ---------   -------- --------- ----------- -------- -------- ----------
                                                                      (In millions)
Year Ended December 31, 2014
Balance at January 1,.................... $  1,270    $    450 $    779    $    --   $    129 $    426  $     --
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................        7           6        1         --         --       --        --
   Net investment gains (losses).........      (2)           3      (3)         --         --        1        --
   Net derivative gains (losses).........       --          --       --         --         --       --        --
   Policyholder benefits and claims......       --          --       --         --         --       --        --
  OCI....................................       87          13     (13)         --         --      (1)        --
Purchases (3)............................      125         351       53         --         45      105        --
Sales (3)................................    (143)        (89)     (51)         --       (26)    (162)        --
Issuances (3)............................       --          --       --         --         --       --        --
Settlements (3)..........................       --          --       --         --         --       --        --
Transfers into Level 3 (4)...............      158           1        5         --         17        7        --
Transfers out of Level 3 (4).............    (147)        (19)     (61)         --       (17)    (195)        --
                                          --------    -------- --------    -------   -------- --------  --------
Balance at December 31,.................. $  1,355    $    716 $    710    $    --   $    148 $    181  $     --
                                          ========    ======== ========    =======   ======== ========  ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................. $      6    $      6 $     --    $    --   $     -- $     --  $     --
  Net investment gains (losses).......... $    (1)    $     -- $    (2)    $    --   $     -- $     --  $     --
  Net derivative gains (losses).......... $     --    $     -- $     --    $    --   $     -- $     --  $     --
  Policyholder benefits and claims....... $     --    $     -- $     --    $    --   $     -- $     --  $     --

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ------------------------------------------------------------------------------------
                                          Equity Securities                 Net Derivatives (6)
                                          ------------------             --------------------------
                                                     Non-
                                                  redeemable                                              Net        Separate
                                          Common  Preferred  Short-term  Interest          Equity      Embedded      Account
                                          Stock     Stock    Investments   Rate   Credit   Market   Derivatives (7) Assets (8)
                                          ------- ---------- ----------- -------- ------ ---------- --------------- ----------
                                                                             (In millions)
Year Ended December 31, 2014
Balance at January 1,.................... $    31  $   100     $    --   $    11  $    6 $    (309)   $      288     $    153
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................      --       --          --        --      --         --           --           --
   Net investment gains (losses).........     (3)        1          --        --      --         --           --          (1)
   Net derivative gains (losses).........      --       --          --        15     (5)       (18)      (1,044)           --
   Policyholder benefits and claims......      --       --          --        --      --          4           87           --
  OCI....................................       6        1          --        55      --          2          107           --
Purchases (3)............................      --       --          71        --      --          4           --           12
Sales (3)................................     (5)     (19)          --        --      --         --           --          (9)
Issuances (3)............................      --       --          --        --      --         --           --           --
Settlements (3)..........................      --       --          --      (36)      --         75          215           --
Transfers into Level 3 (4)...............      --        6          --        --      --         --           --            3
Transfers out of Level 3 (4).............      --     (18)          --        --      --         --           --           --
                                          -------  -------     -------   -------  ------ ----------   ----------     --------
Balance at December 31,.................. $    29  $    71     $    71   $    45  $    1 $    (242)   $    (347)     $    158
                                          =======  =======     =======   =======  ====== ==========   ==========     ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................. $    --  $    --     $    --   $    --  $   -- $       --   $       --     $     --
  Net investment gains (losses).......... $    --  $   (1)     $    --   $    --  $   -- $       --   $       --     $     --
  Net derivative gains (losses).......... $    --  $    --     $    --   $    --  $  (1) $     (10)   $  (1,069)     $     --
  Policyholder benefits and claims....... $    --  $    --     $    --   $    --  $   -- $        4   $       87     $     --

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ---------------------------------------------------------------------
                                                                Fixed Maturity Securities
                                          ---------------------------------------------------------------------
                                                                          State and
                                            U.S.                Foreign   Political                     Foreign
                                          Corporate     RMBS   Corporate Subdivision   CMBS     ABS    Government
                                          ---------   -------- --------- ----------- -------- -------- ----------
                                                                      (In millions)
Year Ended December 31, 2013
Balance at January 1,.................... $  1,504    $    292 $    914    $    25   $    181 $    347 $       2
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................        7           1        1         --         --        1        --
   Net investment gains (losses).........       --          --      (7)         --         --        2        --
   Net derivative gains (losses).........       --          --       --         --         --       --        --
   Policyholder benefits and claims......       --          --       --         --         --       --        --
  OCI....................................     (40)          13      (3)         --          1      (5)        --
Purchases (3)............................      154         183       63         --         55      191        --
Sales (3)................................    (262)        (50)    (140)        (2)       (71)     (53)       (2)
Issuances (3)............................       --          --       --         --         --       --        --
Settlements (3)..........................       --          --       --         --         --       --        --
Transfers into Level 3 (4)...............      222          15       28         --         --       --        --
Transfers out of Level 3 (4).............    (315)         (4)     (77)       (23)       (37)     (57)        --
                                          --------    -------- --------    -------   -------- -------- ---------
Balance at December 31,.................. $  1,270    $    450 $    779    $    --   $    129 $    426 $      --
                                          ========    ======== ========    =======   ======== ======== =========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................. $      7    $      1 $     --    $    --   $     -- $     -- $      --
  Net investment gains (losses).......... $      1    $     -- $    (3)    $    --   $     -- $     -- $      --
  Net derivative gains (losses).......... $     --    $     -- $     --    $    --   $     -- $     -- $      --
  Policyholder benefits and claims....... $     --    $     -- $     --    $    --   $     -- $     -- $      --

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                               Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ----------------------------------------------------------------------------------
                                          Equity Securities                Net Derivatives (6)
                                          ------------------             ------------------------
                                                     Non-
                                                  redeemable                                            Net        Separate
                                          Common  Preferred  Short-term  Interest         Equity     Embedded      Account
                                          Stock     Stock    Investments   Rate   Credit  Market  Derivatives (7) Assets (8)
                                          ------- ---------- ----------- -------- ------ -------- --------------- ----------
                                                                            (In millions)
Year Ended December 31, 2013
Balance at January 1,.................... $    26  $    110   $     18   $   119  $   10 $    134   $   (5,309)    $    141
Total realized/unrealized gains (losses)
 included in:............................
  Net income (loss): (1), (2)
   Net investment income.................      --        --         --        --      --       --            --          --
   Net investment gains (losses).........       8        --         --        --      --       --            --           6
   Net derivative gains (losses).........      --        --         --      (16)     (4)    (465)         6,448          --
   Policyholder benefits and claims......      --        --         --        --      --       19         (139)          --
  OCI....................................       7        14         --      (58)      --       --           292          --
Purchases (3)............................       2         3         --        --      --        7            --           9
Sales (3)................................    (12)      (27)       (18)        --      --       --            --         (6)
Issuances (3)............................      --        --         --        --      --       --            --          --
Settlements (3)..........................      --        --         --      (19)      --      (4)       (1,004)          --
Transfers into Level 3 (4)...............      --        --         --        --      --       --            --           3
Transfers out of Level 3 (4).............      --        --         --      (15)      --       --            --          --
                                          -------  --------   --------   -------  ------ --------   -----------    --------
Balance at December 31,.................. $    31  $    100   $     --   $    11  $    6 $  (309)   $       288    $    153
                                          =======  ========   ========   =======  ====== ========   ===========    ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................. $    --  $     --   $     --   $    --  $   -- $     --   $        --    $     --
  Net investment gains (losses).......... $   (2)  $    (3)   $     --   $    --  $   -- $     --   $        --    $     --
  Net derivative gains (losses).......... $    --  $     --   $     --   $   (8)  $  (4) $  (450)   $     6,409    $     --
  Policyholder benefits and claims....... $    --  $     --   $     --   $    --  $   -- $     19   $     (139)    $     --

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ----------------------------------------------------------------------
                                                                Fixed Maturity Securities
                                          ----------------------------------------------------------------------
                                                                         State and
                                            U.S.               Foreign   Political                     Foreign
                                          Corporate    RMBS   Corporate Subdivision   CMBS     ABS    Government
                                          ---------  -------- --------- ----------- -------- -------- -----------
                                                                      (In millions)
Year Ended December 31, 2012
Balance at January 1,.................... $  1,464   $    250 $    588   $      23  $    189 $    226 $         2
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
   Net investment income.................        7         --       --          --        --       --          --
   Net investment gains (losses).........       --        (4)     (24)          --       (2)       --          --
   Net derivative gains (losses).........       --         --       --          --        --       --          --
   Policyholder benefits and claims......       --         --       --          --        --       --          --
  OCI....................................       67         42       46           3         6        8          --
Purchases (3)............................      263         61      305          --        37      153          --
Sales (3)................................    (185)       (63)     (55)         (1)      (71)     (22)          --
Issuances (3)............................       --         --       --          --        --       --          --
Settlements (3)..........................       --         --       --          --        --       --          --
Transfers into Level 3 (4)...............       87          6       68          --        39       --          --
Transfers out of Level 3 (4).............    (199)         --     (14)          --      (17)     (18)          --
                                          --------   -------- --------   ---------  -------- -------- -----------
Balance at December 31,.................. $  1,504   $    292 $    914   $      25  $    181 $    347 $         2
                                          ========   ======== ========   =========  ======== ======== ===========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................. $      7   $     -- $      1   $      --  $     -- $     -- $        --
  Net investment gains (losses).......... $     --   $    (2) $   (16)   $      --  $     -- $     -- $        --
  Net derivative gains (losses).......... $     --   $     -- $     --   $      --  $     -- $     -- $        --
  Policyholder benefits and claims....... $     --   $     -- $     --   $      --  $     -- $     -- $        --

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                                 Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ------------------------------------------------------------------------------------
                                            Equity Securities                 Net Derivatives (6)
                                          --------------------              ----------------------
                                                        Non-
                                                     redeemable                                                       Separate
                                            Common   Preferred  Short-term  Interest        Equity   Net Embedded     Account
                                            Stock      Stock    Investments   Rate   Credit Market  Derivatives (7)  Assets (8)
                                          ---------  ---------- ----------- -------- ------ ------  ---------------  ----------
                                                                              (In millions)
Year Ended December 31, 2012
Balance at January 1,.................... $      41   $    90    $      50   $  174  $  (1) $  887       $   (5,443)  $    130
Total realized/unrealized gains (losses)
 included in:
  Net income (loss): (1), (2)
  Net investment income..................        --        --           --       --     --      --               --         --
   Net investment gains (losses).........        (2)       --           --       --     --      --               --         16
   Net derivative gains (losses).........        --        --           --        1     10    (599)             511         --
   Policyholder benefits and claims......        --        --           --       --     --      29               71         --
  OCI....................................        10        22           --        1     --      (3)             262         --
Purchases (3)............................        --        --           18       --     --      19               --          1
Sales (3)................................        (3)       (2)         (50)      --     --      --               --         (5)
Issuances (3)............................        --        --           --      (10)    --     (43)              --         --
Settlements (3)..........................        --        --           --      (47)    --    (156)            (710)        --
Transfers into Level 3 (4)...............        --        --           --       --     --      --               --          1
Transfers out of Level 3 (4).............       (20)       --           --       --      1      --               --         (2)
                                          ---------   -------    ---------   ------  -----  ------       ----------   --------
Balance at December 31,.................. $      26   $   110    $      18   $  119  $  10  $  134       $   (5,309)  $    141
                                          =========   =======    =========   ======  =====  ======       ==========   ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................. $      --   $    --    $      --   $   --  $  --  $   --       $       --   $     --
  Net investment gains (losses).......... $      (4)  $    --    $      --   $   --  $  --  $   --       $       --   $     --
  Net derivative gains (losses).......... $      --   $    --    $      --   $    3  $  11  $ (586)      $      475   $     --
  Policyholder benefits and claims....... $      --   $    --    $      --   $   --  $  --  $   29       $       74   $     --

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(7)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


 Fair Value Option

   The following table presents information for certain assets and liabilities of CSEs, which are accounted for under the FVO. These assets and liabilities were initially measured at fair value.

                                                                             December 31,
                                                                           ----------------
                                                                             2014     2013
                                                                           ------- --------
                                                                            (In millions)
Assets (1)
Unpaid principal balance.................................................. $   223 $  1,528
Difference between estimated fair value and unpaid principal balance......      57       70
                                                                           ------- --------
 Carrying value at estimated fair value................................... $   280 $  1,598
                                                                           ======= ========
Liabilities (1)
Contractual principal balance............................................. $   133 $  1,436
Difference between estimated fair value and contractual principal balance.       6       25
                                                                           ------- --------
 Carrying value at estimated fair value................................... $   139 $  1,461
                                                                           ======= ========

--------

(1)These assets and liabilities are comprised of commercial mortgage loans and long-term debt. Changes in estimated fair value on these assets and liabilities and gains or losses on sales of these assets are recognized in net investment gains (losses). Interest income on commercial mortgage loans held by CSEs -- FVO is recognized in net investment income. Interest expense from long-term debt of CSEs -- FVO is recognized in other expenses.

Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                            At December 31,                  Years Ended December 31,
                                            -------------------------------- ------------------------
                                            2014       2013       2012       2014    2013     2012
                                            ----       ----       ----       -----   -----   ------
                                            Carrying Value After Measurement   Gains (Losses)
                                            -------------------------------- ------------------------
                                                      (In millions)
   Mortgage loans (1)......................  $ 3        $19        $65       $  --   $ (3)   $    4
   Other limited partnership interests (2).  $38        $ 5        $ 6       $ (6)   $ (6)   $  (3)
   Goodwill (3)............................  $--        $--        $--       $(33)   $(66)   $(394)

--------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(2)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2014 and 2013 were not significant.

(3)In 2014, the Company recorded an impairment of goodwill associated with the Retail Annuities reporting unit. In addition, the Company recorded impairments of goodwill associated with the Retail Life & Other and Retail Annuities reporting units in 2013 and 2012, respectively. See Note 11 for additional information on the impairments. These impairments have been categorized as Level 3 due to the significant unobservable inputs used in the determination of the estimated fair value.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Fair Value of Financial Instruments Carried at Other Than Fair Value

 The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

 The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                             December 31, 2014
                                             -------------------------------------------------
                                                             Fair Value Hierarchy
                                                            -----------------------
                                                                                      Total
                                                                                    Estimated
                                             Carrying Value Level 1 Level 2 Level 3 Fair Value
                                             -------------- ------- ------- ------- ----------
                                                               (In millions)
Assets
Mortgage loans..............................      $   5,559     $--  $   -- $ 6,020    $ 6,020
Policy loans................................      $   1,194     $--  $  834 $   454    $ 1,288
Real estate joint ventures..................      $      37     $--  $   -- $    83    $    83
Other limited partnership interests.........      $      63     $--  $   -- $    81    $    81
Other invested assets.......................      $       1     $--  $    1 $    --    $     1
Premiums, reinsurance and other receivables.      $   6,231     $--  $   51 $ 7,156    $ 7,207
Other assets................................      $      --     $--  $   -- $    --    $    --
Liabilities
PABs........................................      $  20,554     $--  $   -- $22,079    $22,079
Long-term debt..............................      $     789     $--  $1,120 $    --    $ 1,120
Other liabilities...........................      $     245     $--  $   76 $   169    $   245
Separate account liabilities................      $   1,432     $--  $1,432 $    --    $ 1,432

                                                             December 31, 2013
                                             -------------------------------------------------
                                                             Fair Value Hierarchy
                                                            -----------------------
                                                                                      Total
                                                                                    Estimated
                                             Carrying Value Level 1 Level 2 Level 3 Fair Value
                                             -------------- ------- ------- ------- ----------
                                                               (In millions)
Assets
Mortgage loans..............................      $   6,406     $--  $   -- $ 6,730    $ 6,730
Policy loans................................      $   1,246     $--  $  875 $   446    $ 1,321
Real estate joint ventures..................      $      55     $--  $   -- $    98    $    98
Other limited partnership interests.........      $      79     $--  $   -- $    90    $    90
Other invested assets.......................      $     476     $--  $  532 $    --    $   532
Premiums, reinsurance and other receivables.      $   6,096     $--  $  251 $ 6,159    $ 6,410
Other assets................................      $       5     $--  $    5 $    --    $     5
Liabilities
PABs........................................      $  23,170     $--  $   -- $24,490    $24,490
Long-term debt..............................      $     865     $--  $1,088 $    --    $ 1,088
Other liabilities...........................      $     260     $--  $   98 $   162    $   260
Separate account liabilities................      $   1,448     $--  $1,448 $    --    $ 1,448

 The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


 Mortgage Loans

   The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

 Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Real Estate Joint Ventures and Other Limited Partnership Interests

   The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

 Other Invested Assets

   These other invested assets are principally comprised of loans to affiliates and funds withheld. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

 Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

   Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


   The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

 Other Assets

   Other assets are comprised of a receivable for the reimbursable portion of the estimated future guaranty liability that pertains to pre-acquisition business. With the exception of the receivable, other assets are not considered financial instruments subject to disclosure. Accordingly, the amount represents the receivable from an unaffiliated institution for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the credit standing of the unaffiliated institution.

 PABs

   These PABs include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Long-term Debt

   The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Valuations of instruments are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

 Other Liabilities

   Other liabilities consist primarily of interest payable, amounts due for securities purchased but not yet settled and funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

11. Goodwill

  Goodwill is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The goodwill impairment process requires a comparison of the estimated fair value of a reporting unit to its carrying value. The Company tests goodwill for impairment by either performing a qualitative assessment or a two-step quantitative test. The qualitative assessment is an assessment of historical information and relevant events and circumstances to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. The Company may elect not to perform the qualitative assessment for some or all of its reporting units and perform a two-step quantitative impairment test. In performing the two-step quantitative impairment test, the Company may use a market multiple valuation approach and a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

  The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit.

  The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

  For the 2014 annual goodwill impairment tests, the Company utilized the qualitative assessment for its Corporate Benefit Funding reporting unit and determined it was not more than likely that the fair value of the reporting unit was less than its carrying amount, and, therefore no further testing was needed for this reporting

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

11. Goodwill (continued)

unit. For the Retail Annuities reporting unit, for which goodwill was held at MLIIC prior to the Mergers, the Company utilized a market multiple valuation approach and determined that goodwill was not impaired.

  As a result of the Mergers (see Note 3) and the segment reporting changes discussed below, goodwill was re-tested for impairment during the fourth quarter of 2014. For the Corporate Benefit Funding reporting unit an updated qualitative assessment was performed and the Company determined it was not more than likely that the fair value of the reporting unit was less than its carrying amount, and, therefore, no further testing was needed for this reporting unit. For the Retail Annuities reporting unit, the Company performed a two-step quantitative impairment test comprised of a market multiple valuation and a discounted cash flow valuation and both approaches resulted in a fair value that was less than the carrying value, indicating a potential impairment. As a result, Step 2 of the goodwill impairment process was performed, which compares the implied fair value of the reporting unit's goodwill with its carrying value. This analysis indicated that the recorded goodwill associated with this reporting unit was not recoverable. Therefore, the Company recorded a non-cash charge of $33 million with no income tax impact for the impairment of the entire goodwill balance that is reported in goodwill impairment in the consolidated statements of operations for the year ended December 31, 2014.

  Effective January 1, 2015, the Company implemented certain segment reporting changes related to the measurement of segment operating earnings. The changes will be applied retrospectively beginning with the first quarter of 2015 and will not impact total consolidated operating earnings or net income. These changes include revising the Company's capital allocation methodology. As a result, re-testing of goodwill for the Corporate Benefit Funding and Retail Annuities reporting units, discussed above, was performed using the estimated revised carrying amounts of the reporting units.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

11. Goodwill (continued)


  Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                            Corporate
                                             Benefit   Corporate
                                    Retail   Funding  & Other (1)  Total
                                   -------- --------- ----------- --------
                                                (In millions)
     Balance at January 1, 2012
     Goodwill..................... $    274    $  307    $    405 $    986
     Accumulated impairment.......       --        --          --       --
                                   -------- --------- ----------- --------
      Total goodwill, net......... $    274    $  307    $    405 $    986

     Impairments (2)..............    (218)        --       (176)    (394)

     Balance at December 31, 2012
     Goodwill..................... $    274    $  307    $    405 $    986
     Accumulated impairment.......    (218)        --       (176)    (394)
                                   -------- --------- ----------- --------
      Total goodwill, net......... $     56    $  307    $    229 $    592
     Impairments (3)..............     (23)        --        (43)     (66)
     Balance at December 31, 2013
     Goodwill..................... $    274    $  307    $    405 $    986
     Accumulated impairment.......    (241)        --       (219)    (460)
                                   -------- --------- ----------- --------
      Total goodwill, net......... $     33    $  307    $    186 $    526
     Dispositions (4).............       --     (112)          --    (112)
     Impairments..................     (33)        --          --     (33)
     Balance at December 31, 2014
     Goodwill..................... $    274    $  195    $    405 $    874
     Accumulated impairment.......    (274)        --       (219)    (493)
                                   -------- --------- ----------- --------
      Total goodwill, net......... $     --    $  195    $    186 $    381
                                   ======== ========= =========== ========

--------

(1)For purposes of goodwill impairment testing in 2014, the $186 million of net goodwill in Corporate & Other at December 31, 2013 did not change. This balance resulted from goodwill acquired as part of the 2005 Travelers acquisition and was allocated to the Corporate Benefit Funding segment.

(2)In connection with its annual goodwill impairment testing, the Company determined that recorded goodwill associated with the Retail Annuities reporting unit was not recoverable and recorded a non-cash charge of $394 million ($147 million, net of income tax) for the impairment in the consolidated statements of operations for the year ended December 31, 2012.

(3)In connection with its annual goodwill impairment testing, the Company determined that all of the recorded goodwill associated with the Retail
   Life & Other reporting unit was not recoverable and recorded a non-cash charge of $66 million ($57 million, net of income tax) for the impairment of the entire goodwill balance in the consolidated statements of operations for the year ended December 31, 2013.

(4)In connection with the sale of MAL, goodwill in the Corporate Benefit Funding reporting unit was reduced by $112 million during the year ended December 31, 2014. See Note 4. This goodwill was allocated to MAL based on the relative fair values of MAL and the remaining portion of the Corporate Benefit Funding reporting unit.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


12. Debt

  Long-term debt outstanding was as follows:

                                                            December 31,
                                        Interest          -----------------
                                          Rate   Maturity   2014     2013
                                        -------- -------- -------- --------
                                                            (In millions)
    Surplus notes -- affiliated (1)....   8.60%      2038 $    750 $    750
    Long-term debt -- affiliated (2)...   6.80%      2014       --       75
    Long-term debt -- unaffiliated (3).   7.03%      2030       39       40
                                                          -------- --------
     Total long-term debt (4)..........                   $    789 $    865
                                                          ======== ========

--------

(1)Payments of interest and principal on affiliated surplus notes, which are subordinate to all other obligations at the operating company level, may be made only with the prior approval of the insurance department of the state of domicile.

(2)In December 2014, MetLife USA repaid at maturity its $75 million 6.80% affiliated notes.

(3)Principal and interest is paid quarterly.

(4)Excludes $139 million and $1.5 billion of long-term debt relating to CSEs at December 31, 2014 and 2013, respectively. See Note 8.

  The aggregate maturities of long-term debt at December 31, 2014 are $1 million in each of 2015, 2016, and 2017, $2 million in each of 2018 and 2019 and $782 million thereafter.

  Interest expense related to the Company's indebtedness is included in other expenses and was $73 million for each of the years ended December 31, 2014 and 2013, and interest expense was $154 million for the year ended December 31, 2012.

Letters of Credit

  The Company had access to credit facilities from various banks, either directly with the bank or indirectly through letters of credit available to MetLife, Inc. for the benefit of the Company and certain other affiliates of MetLife, Inc. These facilities were used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed associated with letters of credit were $13 million, $27 million and $33 million for the years ended December 31, 2014, 2013 and 2012, respectively, and were included in other expenses. At December 31, 2014, the Company had $2 million in letters of credit outstanding. Remaining availability was $3.3 billion at December 31, 2014.

13. Equity

  See Note 3 for a discussion on the Mergers.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


Common Stock

  In August 2014, MetLife Insurance Company of Connecticut redeemed for $1.4 billion and retired 4,595,317 shares of its common stock owned by MetLife Investors Group LLC.

Capital Contributions

  In August 2014, MetLife Insurance Company of Connecticut received a capital contribution of $231 million in cash from MetLife, Inc.

  In December and June 2012, Exeter received capital contributions of $550 million and $250 million, respectively, in cash from MetLife, Inc.

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger levels or ratios are classified by certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC. The RBC ratio for MetLife USA was in excess of 350% for all periods presented.

  MetLife USA prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of its state of domicile or applicable foreign jurisdiction. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of MetLife USA.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MetLife USA are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  The Delaware Department of Insurance approved two statutory accounting permitted practices for MetLife USA. For December 31, 2013, MetLife USA applied a U.S. GAAP reserving methodology for certain foreign blocks of business held by Exeter prior to the Mergers. These blocks of business were recaptured by the counterparties prior to the Mergers and are, therefore, not included in MetLife USA's statutory reserves as of December 31, 2014. In addition, the Delaware Department of Insurance granted permission for MetLife USA not

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

to calculate, record or disclose the effect of this permitted practice on statutory surplus and net income. Additionally, the Delaware Department of Insurance granted approval for MetLife USA to present the statutory conversion of Exeter's capital and surplus accounts, which have been historically reported under U.S. GAAP, as an adjustment to MetLife USA's gross paid-in and contributed surplus in a manner similar to a quasi-reorganization for all periods presented. This permitted practice had the effect of decreasing gross paid-in and contributed surplus and increasing unassigned funds for MetLife USA by $4.4 billion for the year ended December 31, 2013 with no net effect on overall capital and surplus.

  The tables below present amounts from MetLife USA, which are derived from the most recent statutory-basis financial statements as filed with the Delaware Department of Insurance.

  Statutory net income (loss) was as follows:

                                                Years Ended December 31,
                                                ------------------------
             Company          State of Domicile  2014     2013    2012
             ---------------- ----------------- ------   ------   ----
                                                  (In millions)
             MetLife USA (1).     Delaware      $1,543   $3,358   $848

--------

(1)Statutory net income (loss) for the year ended December 31, 2012 is as filed with the Connecticut Insurance Department by MetLife Insurance Company of Connecticut and does not reflect the results of the Mergers.

  Statutory capital and surplus was as follows at:

                                        December 31,
                                    ---------------------
                       Company         2014       2013
                       ------------ ---------- ----------
                                        (In millions)
                       MetLife USA. $    6,042 $    3,566

  As of December 31, 2013, the Company's sole foreign insurance subsidiary, MAL, was regulated by authorities in the United Kingdom and was subject to minimum capital and solvency requirements before corrective action commences. The required capital and surplus was $165 million and the actual regulatory capital and surplus was $573 million in the most recent capital adequacy calculation for the jurisdiction as of December 31, 2013. MAL exceeded the minimum capital and solvency requirements for all other periods presented. See
Note 4 for information on the disposal of MAL.

Dividend Restrictions

  Under Delaware State Insurance Law, MetLife USA is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its net statutory gain from operations for the immediately preceding calendar year (excluding realized capital gains). MetLife USA will be permitted to pay a dividend in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner of Insurance (the "Delaware Commissioner") and the Delaware

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under Delaware State Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the year ended December 31, 2014, MetLife USA did not pay a dividend.

  The following dividends were paid prior to the Mergers:

 . During the year ended December 31, 2013, MetLife Insurance Company of Connecticut paid a dividend to MetLife, Inc. of $1.0 billion.

 . During the year ended December 31, 2013, MLIIC paid a dividend to MetLife, Inc. of $129 million.

 . During the years ended December 31, 2014 and 2013, Exeter paid dividends to MetLife, Inc. of $155 million and $132 million, respectively.

  Based on amounts at December 31, 2014, MetLife USA could pay a dividend to MetLife, Inc. in 2015 of $3.0 billion without prior approval of the Delaware Commissioner.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI, net of income tax, was as follows:

                                                         Unrealized
                                                      Investment Gains      Unrealized     Foreign Currency
                                                      (Losses), Net of   Gains (Losses) on   Translation
                                                     Related Offsets (1)    Derivatives      Adjustments      Total
                                                     ------------------- ----------------- ---------------- ----------
                                                                                   (In millions)
Balance at January 1, 2012..........................          $    1,815         $     156       $    (116) $    1,855
OCI before reclassifications........................               1,035                 6              101      1,142
Deferred income tax benefit (expense)...............               (380)               (1)                2      (379)
                                                     ------------------- ----------------- ---------------- ----------
  OCI before reclassifications, net of income tax...               2,470               161             (13)      2,618
Amounts reclassified from AOCI......................                (94)               (3)               --       (97)
Deferred income tax benefit (expense)...............                  34                 1               --         35
                                                     ------------------- ----------------- ---------------- ----------
  Amounts reclassified from AOCI, net of income tax.                (60)               (2)               --       (62)
                                                     ------------------- ----------------- ---------------- ----------
Balance at December 31, 2012........................               2,410               159             (13)      2,556
OCI before reclassifications........................             (2,163)             (195)               54    (2,304)
Deferred income tax benefit (expense)...............                 714                68              (2)        780
                                                     ------------------- ----------------- ---------------- ----------
  OCI before reclassifications, net of income tax...                 961                32               39      1,032
Amounts reclassified from AOCI......................                (69)              (11)               --       (80)
Deferred income tax benefit (expense)...............                  24                 4               --         28
                                                     ------------------- ----------------- ---------------- ----------
  Amounts reclassified from AOCI, net of income tax.                (45)               (7)               --       (52)
                                                     ------------------- ----------------- ---------------- ----------
Balance at December 31, 2013........................                 916                25               39        980
OCI before reclassifications........................               2,301               242             (56)      2,487
Deferred income tax benefit (expense)...............               (707)              (85)                4      (788)
                                                     ------------------- ----------------- ---------------- ----------
  OCI before reclassifications, net of income tax...               2,510               182             (13)      2,679
Amounts reclassified from AOCI......................                (28)                 2               --       (26)
Deferred income tax benefit (expense)...............                   8               (1)               --          7
                                                     ------------------- ----------------- ---------------- ----------
  Amounts reclassified from AOCI, net of income tax.                (20)                 1               --       (19)
                                                     ------------------- ----------------- ---------------- ----------
Sale of subsidiary (2)..............................               (320)                --                6      (314)
Deferred income tax benefit (expense)...............                  80                --               --         80
                                                     ------------------- ----------------- ---------------- ----------
  Sale of subsidiary, net of income tax.............               (240)                --                6      (234)
                                                     ------------------- ----------------- ---------------- ----------
Balance at December 31, 2014........................          $    2,250         $     183       $      (7) $    2,426
                                                     =================== ================= ================ ==========

--------

(1)See Note 8 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI.

(2)See Note 4.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                             Consolidated Statement of Operations and
AOCI Components                               Amounts Reclassified from AOCI  Comprehensive Income (Loss) Locations
-------------------------------------------   -----------------------------  ----------------------------------------
                                                Years Ended December 31,
                                              -----------------------------
                                                2014       2013      2012
                                              ---------  --------- ---------
                                                      (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment
   gains(losses)............................. $      13  $      50 $      99      Net investment gains (losses)
  Net unrealized investment gains
   (losses)..................................        11         17         7      Net investment income
  Net unrealized investment gains
   (losses)..................................         4          2      (12)      Net derivative gains (losses)
                                              ---------  --------- ---------
    Net unrealized investment gains
     (losses), before income tax.............        28         69        94
    Income tax (expense) benefit.............       (8)       (24)      (34)
                                              ---------  --------- ---------
     Net unrealized investment gains
      (losses), net of income tax............ $      20  $      45 $      60
                                              =========  ========= =========
Unrealized gains (losses) on derivatives -
 cash flow hedges:
  Interest rate swaps........................ $       1  $      -- $      --      Net derivative gains (losses)
  Interest rate swaps........................         1          1        --      Net investment income
  Interest rate forwards.....................         1          9         1      Net derivative gains (losses)
  Interest rate forwards.....................         1          1         1      Net investment income
  Foreign currency swaps.....................       (6)         --         1      Net derivative gains (losses)
                                              ---------  --------- ---------
    Gains (losses) on cash flow hedges,
     before income tax.......................       (2)         11         3
    Income tax (expense) benefit.............         1        (4)       (1)
                                              ---------  --------- ---------
     Gains (losses) on cash flow
      hedges, net of income tax.............. $     (1)  $       7 $       2
                                              =========  ========= =========
       Total reclassifications, net of
        income tax........................... $      19  $      52 $      62
                                              =========  ========= =========

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


14.  Other Expenses

  Information on other expenses was as follows:

                                                             Years Ended December 31,
                                                            --------------------------
                                                              2014     2013     2012
                                                            -------- -------- --------
                                                                  (In millions)
Compensation............................................... $    320 $    358 $    410
Commissions................................................      492      700    1,007
Volume-related costs.......................................      170      165      196
Affiliated interest costs on ceded and assumed reinsurance.      325      212      271
Capitalization of DAC......................................    (279)    (512)    (908)
Amortization of DAC and VOBA...............................      990      205      734
Interest expense on debt...................................      109      195      317
Premium taxes, licenses and fees...........................       53       59       64
Professional services......................................       58       42       26
Rent and related expenses..................................       41       31       38
Other......................................................      475      482      481
                                                            -------- -------- --------
 Total other expenses...................................... $  2,754 $  1,937 $  2,636
                                                            ======== ======== ========

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 6 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Interest Expense on Debt

  Interest expense on debt includes interest expense on debt (see Note 12) and interest expense related to CSEs (see Note 8).

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 7, 12 and 17 for a discussion of affiliated expenses included in the table above.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


15. Income Tax

  The provision for income tax from continuing operations was as follows:

                                                     Years Ended December 31,
                                                   ----------------------------
                                                     2014     2013      2012
                                                   -------- --------- ---------
                                                          (In millions)
Current:
 Federal.......................................... $  (364) $   (271) $   (590)
 Foreign..........................................        6         8      (10)
                                                   -------- --------- ---------
   Subtotal.......................................    (358)     (263)     (600)
                                                   -------- --------- ---------
Deferred:
 Federal..........................................      355       682     (232)
 Foreign..........................................      (2)        18        19
                                                   -------- --------- ---------
   Subtotal.......................................      353       700     (213)
                                                   -------- --------- ---------
     Provision for income tax expense (benefit)... $    (5) $     437 $   (813)
                                                   ======== ========= =========

  The Company's income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

                                                             Years Ended December 31,
                                                           --------------------------------------------------------
                                                             2014               2013               2012
                                                           --------           --------          ----------
                                                                  (In millions)
  Income (loss) from continuing operations:
   Domestic............................................... $  (174)           $  1,724          $    (531)
   Foreign................................................      464              (146)             (1,341)
                                                           --------           --------          ----------
     Total................................................ $    290           $  1,578          $  (1,872)
                                                           ========           ========          ==========
    The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:
                                                             Years Ended December 31,
                                                           --------------------------------------------------------
                                                             2014               2013               2012
                                                           --------           --------          ----------
                                                                  (In millions)
  Tax provision at U.S. statutory rate.................... $    102           $    551          $    (654)
  Tax effect of:
   Dividend received deduction............................    (114)               (93)                (81)
   Tax-exempt income......................................       --                 --                 (1)
   Prior year tax.........................................     (20)                (6)                   6
   Tax credits............................................     (14)               (11)                 (9)
   Foreign tax rate differential..........................       --                (2)                  13
   Change in valuation allowance..........................       --                 --                  22
   Goodwill impairment....................................       12                 13               (109)
   Sale of subsidiary.....................................       24               (24)                  --
   Other, net.............................................        5                  9                  --
                                                           --------           --------          ----------
     Provision for income tax expense (benefit)........... $    (5)           $    437          $    (813)
                                                           ========           ========          ==========

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Income Tax (continued)


   Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                             December 31,
                                                  -----------------------------------
                                                         2014              2013
                                                  ------------------ ----------------
                                                             (In millions)
Deferred income tax assets:
 Policyholder liabilities and receivables........ $            1,836 $          1,872
 Net operating loss carryforwards................                 --               89
 Investments, including derivatives..............                 --              179
 Tax credit carryforwards........................                149              130
 Other...........................................                 40                9
                                                  ------------------ ----------------
   Total deferred income tax assets..............              2,025            2,279
                                                  ------------------ ----------------
Deferred income tax liabilities:
 Investments, including derivatives..............                372               --
 Intangibles.....................................                519              531
 Net unrealized investment gains.................              1,296              591
 DAC.............................................              1,176            1,310
 Other...........................................                 --               98
                                                  ------------------ ----------------
   Total deferred income tax liabilities.........              3,363            2,530
                                                  ------------------ ----------------
     Net deferred income tax asset (liability)... $          (1,338) $          (251)
                                                  ================== ================

   The following table sets forth the general business credits, foreign tax credits, and other tax credit carryforwards for tax purposes at December 31, 2014.

                                 Tax Credit Carryforwards
                  -------------------------------------------------------
                  General Business Credits Foreign Tax Credits   Other
                  ------------------------ ------------------- ----------
                                       (In millions)
      Expiration
      2015-2019..                       --                  --         --
      2020-2024..                       --                  32         --
      2025-2029..                       --                  --         --
      2030-2034..                        6                  --         --
      Indefinite.                       --                  --        101
                  ------------------------ ------------------- ----------
                                  $      6           $      32 $      101
                  ======================== =================== ==========

   Pursuant to Internal Revenue Service ("IRS") rules, the Company was excluded from MetLife, Inc.'s life/non-life consolidated federal tax return for the five years subsequent to MetLife, Inc.'s July 2005 acquisition of the Company. In 2011, MetLife Insurance Company of Connecticut and its subsidiaries joined the consolidated return and became a party to the MetLife Inc. tax sharing agreement. Prior to 2011, MetLife Insurance Company of Connecticut filed a consolidated tax return with its includable subsidiaries. Non-includable subsidiaries filed either separate individual corporate tax returns or separate consolidated tax returns.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Income Tax (continued)


   The Company participates in a tax sharing agreement with MetLife Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) affiliates included ($537) million, ($400) million and ($406) million for the years ended December 31, 2014, 2013 and 2012, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the IRS and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state or local income tax examinations for years prior to 2007, except for 2003 through 2006 where the IRS disallowance relates predominantly to tax policyholder liability deductions and the Company continues to protest.

   During June 2014, the IRS concluded its audit of the Company's tax returns for the years 2003 through 2006 and issued a Revenue Agent's report. The Company agreed with certain tax adjustments and filed a protest in July 2014 for other tax adjustments. Management believes it has established adequate tax liabilities and final resolution of the audit for the years 2003 through 2006 is not expected to have a material impact on the Company's financial statements.

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                          Years Ended December 31,
                                                                          ------------------------
                                                                           2014    2013     2012
                                                                          ------- ------- --------
                                                                               (In millions)
Balance at January 1,.................................................... $    26 $   (1) $     29
Additions for tax positions of prior years...............................      15      28       46
Reductions for tax positions of prior years..............................     (5)     (1)     (76)
Additions for tax positions of current year..............................       2       1        9
Reductions for tax positions of current year.............................      --     (1)      (9)
                                                                          ------- ------- --------
Balance at December 31,.................................................. $    38 $    26 $    (1)
                                                                          ======= ======= ========
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    28 $    26 $    (1)
                                                                          ======= ======= ========

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Income Tax (continued)


  Interest was as follows:

                                                                  Years Ended December 31,
                                                                  -----------------------
                                                                   2014     2013    2012
                                                                  -------  ------ --------
                                                                       (In millions)
Interest recognized in the consolidated statements of operations. $    --  $    2 $    (9)

                                                                            December 31,
                                                                           ---------------
                                                                            2014    2013
                                                                           ------ --------
                                                                            (In millions)
Interest included in other liabilities in the consolidated balance sheets. $    2 $      2

   The Company had no penalties for the years ended December 31, 2014, 2013 and 2012.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2014 and 2013, the Company recognized an income tax benefit of $135 million and $106 million, respectively, related to the separate account DRD. The 2014 benefit included a benefit of $21 million related to a true-up of the 2013 tax return. The 2013 benefit included a benefit of $13 million related to a true-up of the 2012 tax return.

16. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

   The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Contingencies, Commitments and Guarantees (continued)

 will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2014.

  Matters as to Which an Estimate Can Be Made

   For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of amounts accrued for these matters was not material for the Company.

  Matters as to Which an Estimate Cannot Be Made

   For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Unclaimed Property Litigation

   On December 28, 2012, the West Virginia Treasurer filed an action (West Virginia ex rel. John D. Perdue v. MetLife Insurance Company of Connecticut, Circuit Court of Putnam County), alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On November 14, 2012, the Treasurer filed a substantially identical suit against MLI-USA. On December 30, 2013, the court granted defendants' motions to dismiss all of the West Virginia Treasurer's actions. The Treasurer has appealed the dismissal order.

  Sales Practices Claims

   Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Contingencies, Commitments and Guarantees (continued)


  Summary

   Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large and/or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

   Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                ---------------
                                                                 2014    2013
                                                                ------- -------
                                                                 (In millions)
 Other Assets:
  Premium tax offset for future undiscounted assessments....... $    13 $    11
  Premium tax offsets currently available for paid assessments.      13      10
  Receivable for reimbursement of paid assessments (1).........      --       5
                                                                ------- -------
                                                                $    26 $    26
                                                                ======= =======
 Other Liabilities:
  Insolvency assessments....................................... $    18 $    20
                                                                ======= =======

--------

(1)The Company holds a receivable from the seller of a prior acquisition in accordance with the purchase agreement.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Contingencies, Commitments and Guarantees (continued)


Commitments

  Mortgage Loan Commitments

    The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $36 million and $153 million at December 31, 2014 and 2013, respectively.

  Commitments to Fund Partnership Investments and Private Corporate Bond Investments

    The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $918 million and $1.0 billion at December 31, 2014 and 2013, respectively.

  Other Commitments

    The Company has entered into collateral arrangements with affiliates, which require the transfer of collateral in connection with secured demand notes. At December 31, 2014 and 2013, the Company had agreed to fund up to $32 million and $61 million, respectively, of cash upon the request by these affiliates and had transferred collateral consisting of various securities with a fair market value of $57 million and $74 million, respectively, to custody accounts to secure the demand notes. Each of these affiliates is permitted by contract to sell or re-pledge this collateral.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. The maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, ranging from $36 million to $233 million, with a cumulative maximum of $269 million, in the case of MetLife International Insurance Company, Ltd. ("MLII"), a former affiliate, discussed below. In other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  The Company has provided a guarantee on behalf of MLII that is triggered if MLII cannot pay claims because of insolvency, liquidation or rehabilitation. Life insurance coverage in-force, representing the maximum potential obligation under this guarantee, was $233 million at both December 31, 2014 and 2013. The Company does not hold any collateral related to this guarantee, but has a recorded liability of $1 million that was based on the total

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Contingencies, Commitments and Guarantees (continued)

account value of the guaranteed policies plus the amounts retained per policy at both December 31, 2014 and 2013. The remainder of the risk was ceded to external reinsurers.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

17. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $1.6 billion, $1.7 billion and $1.8 billion for the years ended December 31, 2014, 2013 and 2012, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $266 million, $247 million and $213 million for the years ended
December 31, 2014, 2013 and 2012, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $202 million, $211 million and $190 million for the years ended December 31, 2014, 2013 and 2012, respectively.

  The Company had net receivables (payables) from/to affiliates, related to the items discussed above, of $26 million and ($206) million at December 31, 2014 and 2013, respectively.

  See Notes 7, 8, 9 and 12 for additional information on related party transactions.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I
                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2014

                                 (In millions)

                                                                                     Amount at Which Shown on
                                     Cost or Amortized Cost (1) Estimated Fair Value      Balance Sheet
Types of Investments                 -------------------------- -------------------- ------------------------
Fixed maturity securities:
 Bonds:
   U.S. Treasury and agency
     securities.....................            $        14,147     $    15,826                 $      15,826
   Public utilities.................                      3,100           3,490                         3,490
   State and political subdivision
     securities.....................                      2,180           2,592                         2,592
   Foreign government securities....                        607             741                           741
   All other corporate bonds........                     16,967          18,267                        18,267
                                     -------------------------- -------------------- ------------------------
     Total bonds....................                     37,001          40,916                        40,916
 Mortgage-backed and asset-backed
   securities.......................                      9,041           9,322                         9,322
 Redeemable preferred stock.........                        381             459                           459
                                     -------------------------- -------------------- ------------------------
       Total fixed maturity
         securities.................                     46,423          50,697                        50,697
                                     -------------------------- -------------------- ------------------------
Equity securities:
Common stock:
 Industrial, miscellaneous and all
   other............................                        176             233                           233
 Non-redeemable preferred stock.....                        224             226                           226
                                     -------------------------- -------------------- ------------------------
     Total equity securities........                        400             459                           459
                                     -------------------------- -------------------- ------------------------
Mortgage loans......................                      5,839                                         5,839
Policy loans........................                      1,194                                         1,194
Real estate and real estate joint
  ventures..........................                        894                                           894
Other limited partnership interests.                      2,234                                         2,234
Short-term investments..............                      1,232                                         1,232
Other invested assets...............                      4,531                                         4,531
                                     --------------------------                      ------------------------
        Total investments...........            $        62,747                                 $      67,080
                                     ==========================                      ========================

--------

(1)Cost or amortized cost for fixed maturity securities and mortgage loans represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and adjusted for valuation allowances and depreciation; for real estate joint ventures and other limited partnership interests, cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                       December 31, 2014, 2013 and 2012

                                 (In millions)

                                      Future Policy
                             DAC    Benefits and Other
                             and      Policy-Related     Policyholder       Unearned       Unearned
Segment                      VOBA        Balances      Account Balances Premiums (1), (2) Revenue (1)
-------------------------- -------- ------------------ ---------------- ----------------- -----------
2014
Retail.................... $  4,824          $  14,184        $  28,790             $   9        $203
Corporate Benefit Funding.        5             10,849            6,695                --           1
Corporate & Other.........       61              6,766                1                 5          --
                           -------- ------------------ ---------------- ----------------- -----------
 Total.................... $  4,890          $  31,799        $  35,486             $  14        $204
                           ======== ================== ================ ================= ===========
2013
Retail.................... $  5,659          $  13,156        $  27,864             $   9        $286
Corporate Benefit Funding.        6             14,270            8,357                --           2
Corporate & Other.........       26              7,307            1,168                 4          --
                           -------- ------------------ ---------------- ----------------- -----------
 Total.................... $  5,691          $  34,733        $  37,389             $  13        $288
                           ======== ================== ================ ================= ===========
2012
Retail.................... $  4,796          $  11,909        $  32,640             $   9        $277
Corporate Benefit Funding.        8             15,078            9,093                --           2
Corporate & Other.........       --              7,235            2,647                 4          --
                           -------- ------------------ ---------------- ----------------- -----------
 Total.................... $  4,804          $  34,222        $  44,380             $  13        $279
                           ======== ================== ================ ================= ===========

--------

(1)Amounts are included within the future policy benefits and other policy-related balances column.

(2)Includes premiums received in advance.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
        Consolidated Supplementary Insurance Information -- (Continued)
                       December 31, 2014, 2013 and 2012

                                 (In millions)

                                                       Policyholder Benefits
                      Premiums and                        and Claims and     Amortization of
                   Universal Life and                    Interest Credited    DAC and VOBA
                     Investment-Type   Net Investment     to Policyholder      Charged to    Other Operating
Segment            Product Policy Fees     Income        Account Balances    Other Expenses   Expenses (1)
------------------ ------------------- --------------  --------------------- --------------- ---------------
2014
Retail............          $    4,094       $  1,947           $      3,168       $     966       $   1,506
Corporate Benefit
  Funding.........                   9            908                    603               2              39
Corporate & Other.                 242           (186)                    55              22             219
                   ------------------- --------------  --------------------- --------------- ---------------
 Total............          $    4,345       $  2,669           $      3,826       $     990       $   1,764
                   =================== ==============  ===================== =============== ===============
2013
Retail............          $    3,385       $  1,906           $      3,444       $     199       $   1,457
Corporate Benefit
  Funding.........                 219          1,139                    858               5              34
Corporate & Other.                 215            (46)                    13               1             241
                   ------------------- --------------  --------------------- --------------- ---------------
 Total............          $    3,819       $  2,999           $      4,315       $     205       $   1,732
                   =================== ==============  ===================== =============== ===============
2012
Retail............          $    3,361       $  1,725           $      3,120       $     721       $   1,507
Corporate Benefit
  Funding.........                 658          1,146                  1,322              10              36
Corporate & Other.               1,210            189                  1,160               3             359
                   ------------------- --------------  --------------------- --------------- ---------------
 Total............          $    5,229       $  3,060           $      5,602       $     734       $   1,902
                   =================== ==============  ===================== =============== ===============

--------

(1)Includes other expenses, excluding amortization of DAC and VOBA charged to other expenses.

                         MetLife Insurance Company USA
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV
                           Consolidated Reinsurance
                       December 31, 2014, 2013 and 2012

                                 (In millions)

                                                                               % Amount
                               Gross Amount   Ceded     Assumed  Net Amount Assumed to Net
                               ------------ ---------- --------- ---------- --------------
2014
Life insurance in-force.......   $  489,194 $  450,342 $  52,728  $  91,580          57.6%
                               ============ ========== ========= ==========
Insurance premium
Life insurance (1)............   $    1,995 $      943 $      94  $   1,146           8.2%
Accident and health insurance.          231        225        --          6             --
                               ------------ ---------- --------- ----------
 Total insurance premium......   $    2,226 $    1,168 $      94  $   1,152           8.2%
                               ============ ========== ========= ==========
2013
Life insurance in-force.......   $  467,458 $  428,842 $  10,931  $  49,547          22.1%
                               ============ ========== ========= ==========
Insurance premium
Life insurance (1)............   $    1,356 $      746 $      73  $     683          10.6%
Accident and health insurance.          234        228        --          6             --
                               ------------ ---------- --------- ----------
 Total insurance premium......   $    1,590 $      974 $      73  $     689          10.6%
                               ============ ========== ========= ==========
2012
Life insurance in-force.......   $  429,738 $  389,156 $  11,387  $  51,969          21.9%
                               ============ ========== ========= ==========
Insurance premium
Life insurance (1)............   $    1,827 $      581 $     962  $   2,208          43.5%
Accident and health insurance.          248        241        --          7             --
                               ------------ ---------- --------- ----------
 Total insurance premium......   $    2,075 $      822 $     962  $   2,215          43.5%
                               ============ ========== ========= ==========

--------

(1)Includes annuities.

  For the year ended December 31, 2014, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $292.0 billion and $50.2 billion, respectively, and life insurance premiums of $830 million and $55 million, respectively. For the year ended December 31, 2013, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $270.0 billion and $10.0 billion, respectively, and life insurance premiums of $638 million and $28 million, respectively. For the year ended December 31, 2012, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $237.3 billion and $10.6 billion, respectively, and life insurance premiums of $477 million and $912 million, respectively.

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                           PART C. OTHER INFORMATION




ITEM 26. EXHIBITS


(a)1 Resolution of the Board of Directors of MetLife Investors USA Insurance Company authorizing establishment of the Separate Account (Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File No. 333-131665) filed February 8, 2006.)

(a)2 Resolutions of the Board of Directors of MetLife Investors USA Insurance Company (including Agreement and Plan of Merger attached as Exhibit B to the resolutions)(adopted August 13, 2014) (Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)

(a)3 Resolutions of the Board of Directors of MetLife Insurance Company of Connecticut authorizing acceptance of the Separate Account (adopted September 17, 2014) (Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)

(b)        None


(c)1(i) Distribution and Principal Underwriting Agreement between MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company(effective November 24, 2009)(Incorporated herein by reference to Exhibit (c)7 to Post-Effective Amendment No. 15 to the MetLife of CT Fund UL III for Variable Life Insurance's Registration Statement on Form N-6 (File No. 333-71349) filed April 9, 2009.)


(c)1(ii) Amendment to the Distribution and Principal Underwriting Agreement between MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company(dated August 14, 2014)(Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)


(c)2 Enterprise Selling Agreement between MetLife Investors Distribution Company and broker-dealers dated September 2012 (Incorporated herein by reference to Post-Effective Amendment No. 23 to MetLife of CT Separate Account Eleven for Variable Annuities's Registration Statement on Form N-4 (File No. 333-101778) filed April 3, 2013.)


(d)1 Flexible Premium Variable Life Policy (Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)


(d)2 Riders. (Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.):

                Acceleration of Death Benefit Rider
                Accidental Death Benefit Rider
                Change to a New Insured Rider
                Children's Term Insurance Rider
                Guaranteed Minimum Death Benefit Rider
                Guaranteed Survivor Income Benefit Rider
                Option to Purchase Additional Insurance Coverage Rider Overloan Protection Rider
                Waiver of Monthly Deduction Rider
                Waiver of Specified Premium Rider

(d)3 Merger Endorsement (effective November 14, 2014)(MetLife Investors USA Insurance Company merged into MetLife Insurance Company USA) (Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)

(e) Enterprise Application for Policy (Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)

(f)1 Copy of the Certificate of Incorporation of the Company and Certificate of Amendment (effective November 14, 2014) (Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)

(f)2 Copy of the By-laws of the Company (Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)

(g)1 Reinsurance Agreements (Incorporated herein by reference Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-6 (File No. 333-147509) filed April 13, 2012.)

(g)2 Reinsurance Contract Amendments (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-6 (File No. 333-147509) filed April 12, 2013.)

(h)1 Administrative Contract. (Incorporated herein by reference to Exhibit h.2 to Post-Effective Amendment No. 4 to Travelers Fund UL III for Variable Life Insurance's Registration Statement on Form N-6 (File No. 333-71349) filed February 14, 2003.)

(h)2(i) Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisors, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut effective August 31, 2007 (Incorporated herein by reference to Post-Effective Amendment No. 11 to the MetLife of CT Separate Account Nine for Variable Annuities' Registration Statement on Form N-4 (File No. 333-65926) filed October 31, 2007.)

(h)2(ii) Amendment dated April 10, 2010 to the Participation Agreement dated August 31, 2007 by and among Metropolitan Series Fund, Inc., MetLife Advisors, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut (Incorporated herein by reference to Post-Effective Amendment No. 4 to the MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4 (File No. 333-152189) filed April 4, 2012.)


(h)3(i) Participation Agreement among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution Company and The Travelers Company and The Travelers Life and Annuity Company effective November 1, 2005. (Incorporated herein by reference to Post-Effective Amendment No. 14 to the Travelers Fund ABD for Variable Annuities' Registration Statement on Form N-4 (File No. 033-65343) filed April 6, 2006.)


(h)3(ii) First Amendment dated May 1, 2009 to the Participation Agreement dated November 1, 2005 by and among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut (Incorporated herein by reference to Post-Effective Amendment No. 4 to the MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4 (File No. 333-152189) filed April 4, 2012.)


(h)3(iii) Amendment dated April 30, 2010 to the Participation Agreement dated November 1, 2005 by and among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut (Incorporated herein by reference to Post-Effective Amendment No. 4 to the MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4 (File No. 333-152189) filed April 4, 2012.)


(h)3(iv) Third Amendment to the Participation Agreement with Met Investors Series Trust. (Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)


(h)4(i) Fund Participation Agreement among The Travelers Company, The Travelers Life and Annuity Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company dated October 1, 1999 and amendments (Incorporated herein by reference to Post-Effective Amendment No. 15 to MetLife of CT Fund UL III for Variable Life Insurance's Registration Statement on Form N-6 (File No. 333-71349) filed on April 9, 2009.)

(h)4(ii) Amendment dated April 30, 2010 to the Participation Agreement dated October 1, 1999 between American Funds Insurance Series, Capital Research and Management Company and MetLife Insurance Company of Connecticut (Incorporated herein by reference to Post-Effective Amendment No. 3 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4 (File No. 333-152194) filed on April 5, 2011.)


(h)4(iii) Amendment to the Participation Agreement with American Funds Insurance Series. (Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)


(h)5(i) Amended and Restated Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., The Travelers Insurance Company, The Travelers Life and Annuity Company and Travelers Distribution LLC dated May 1, 2004 and amendments (Incorporated herein by reference to Post-Effective Amendment No. 15 to MetLife of CT Fund UL III Variable Life Insurance's Registration Statement on Form N-4 (File No. 333-71349) filed on April 29, 2009.)


(h)5(ii) Amendment No.5 dated October 5, 2010 to the Amended and Restated Participation Agreement dated May 1, 2004 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Post-Effective Amendment No. 3 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4 (File No. 333-152189) filed April 5, 2011.)

(h)5(iii) Addendum to the Participation Agreement effective May 1, 2011 Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Post-Effective Amendment No. 4 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4 (File No 333-152189) filed April 4, 2012.)

(h)5(iv) Amendment dated January 15, 2013 to the Participation Agreement with Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Post-Effective Amendment No. 23 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4 (File No. 333-101778) filed April 3, 2013.)

(h)5(v) Amendment to the Participation Agreement with Franklin Templeton Variable Insurance Products Trust (Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)


(i)        None

(j)        None


(k) Opinion and Consent of Nancy H. Badeer, Esq. as to the legality of the securities being registered (Incorporated herein by reference to Registrant's Registration Statement on Form N-6 (File No. 333-200241) filed November 17, 2014.)


(l)        Actuarial Consent (Filed herewith)

(m)        Calculation Exhibit (Filed herewith)

(n) Consent of Independent Registered Public Accounting Firm (Filed herewith)

(o)        None

(p)        None

(q)        None

(r)        Powers of Attorney (Filed herewith)


ITEM 27. DIRECTORS AND OFFICERS OF DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable life insurance policies offered by the Registrant and the executive officers of the Company.

NAME AND PRINCIPAL BUSINESS ADDRESS     POSITIONS AND OFFICES WITH INSURANCE COMPANY
-------------------------------------   ---------------------------------------------

Eric T. Steigerwalt                 Chairman of the Board, President and Chief Executive
Gragg Building                      Officer and a Director
11225 North Community House Road
Charlotte, NC 28277

Elizabeth M. Forget                 Director and Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Gene L. Lunman                      Director and Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Ricardo A. Anzaldua             Executive Vice President and General Counsel
1095 Avenue of the Americas
New York, NY 10036

Peter M. Carlson                Executive Vice President and Chief Accounting
1095 Avenue of the Americas     Officer
New York, NY 10036

Steven J. Goulart           Executive Vice President and Chief Investment
10 Park Avenue              Officer
Morristown, NJ 07962

Anant Bhalla                    Senior Vice President and Chief Financial Officer
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Robin Lenna                 Executive Vice President
200 Park Avenue
New York, NY 10166

Roberto Baron                   Senior Vice President
1095 Avenue of the Americas
New York, NY 10036

Steven J. Brash                 Senior Vice President
277 Park Avenue, 46th Floor
New York, NY 10172


Marlene B. Debel                Senior Vice President and Treasurer
1095 Avenue of the Americas
New York, NY 10036

Robert C. Dill              Senior Vice President and U.S. Controller
501 Route 22
Bridgewater, NJ 08807

Adam M. Hodes                   Senior Vice President
1095 Avenue of the Americas
New York, NY 10036

Jason P. Manske             Senior Vice President and Chief Hedging
10 Park Avenue              Officer
Morristown, NJ 07962


Jean P. Vernor                  Senior Vice President
1095 Avenue of the Americas
New York, NY 10036


Scott E. Andrews                Vice President
4700 Westown Pkwy, Suite 200
West Des Moines, IA 50266


Andrew T. Aoyama                Vice President
200 Park Avenue, 12th Floor
New York, NY 10166


Stewart M. Ashkenazy            Vice President and Senior Actuary and
1095 Avenue of the Americas     Illustration Actuary
New York, NY 10036

Grant Barrans               Vice President
600 North King Street
Wilmington, DE 19801

Henry W. Blaylock              Vice President
200 Park Avenue, 12th Floor
New York, NY 10166

Timothy J. Brown            Vice President
501 Route 22
Bridgewater, NJ 08807


Mark J. Davis               Vice President
501 Route 22
Bridgewater, NJ 08807


Lynn A. Dumais              Vice President
18210 Crane Nest Drive
Tampa, FL 33647

Kevin G. Finneran               Vice President
Woodward Building
11215 North Community House Road
Charlotte, NC 28277

Geoffrey A. Fradkin         Vice President
501 Route 22
Bridgewater, NJ 08807

Judith A. Gulotta           Vice President
10 Park Avenue
Morristown, NJ 07962

Jeffrey P. Halperin             Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277


Regynald Heurtelou          Vice President
334 Madison Avenue
Morristown, NJ 07962


Gregory E. Illson               Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277


John J. Iwanicki            Vice President
18210 Crane Nest Drive
Tampa, FL 33647


Karen A. Johnson            Vice President
One Financial Center
Boston, MA 02111

Andrew Kaniuk               Vice President and Senior Actuary
501 Route 22
Bridgewater, NJ 08807


Derrick L. Kelson               Vice President
1200 Abernathy Road, Suite 1400
Atlanta, GA 30328


James W. Koeger             Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128


Cynthia A. Mallet Kosakowski     Vice President
One Financial Center
Boston, MA 02111


Christopher A. Kremer       Vice President and Actuary
One Financial Center
Boston, MA 02111


Lisa S. Kuklinski              Vice President and Senior Actuary
1095 Avenue of the Americas
New York, NY 10036


John P. Kyne, III               Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277


Timothy J. McLinden            Vice President
277 Park Avenue, 46th Floor
New York, NY 10172


Enid M. Reichert            Vice President and Actuary
501 Route 22
Bridgewater, NJ 08807


James J. Reilly             Vice President
One Financial Center
Boston, MA 02111


Mark S. Reilly              Vice President
Woodward Building
11215 North Community House Road
Charlotte, NC 28277


Ruth Y. Sayasith            Vice President and Appointed Actuary
501 Route 22
Bridgewater, NJ 08807


Thomas J. Schuster             Vice President
200 Park Avenue, 12th Floor
New York, NY 10166


Christopher Siudzinski         Vice President and Actuary
1095 Avenue of the Americas
New York, NY 10036

Steven G. Sorrentino        Vice President
501 Route 22
Bridgewater, NJ 08807


Robert L. Staffier, Jr.        Vice President
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101


Richard A. Stevens          Vice President
18210 Crane Nest Drive
Tampa, FL 33647


Barbara Stroz                   Vice President
Woodward Building
11215 North Community House Road
Charlotte, NC 28277


Nan D. Tecotzky                Vice President
200 Park Avenue, 12th Floor
New York, NY 10166


Wendy L. Williams           Vice President and Illustration Actuary
Woodward Building
11215 North Community House Road
Charlotte, NC 28277


Mark H. Wilsmann            Vice President
10 Park Avenue
Morristown, NJ 07962


Jacob M. Jenkelowitz           Secretary
1095 Avenue of the Americas
New York, NY 10036


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Registrant is a separate account of MetLife Insurance Company USA under Delaware insurance law. MetLife Insurance Company USA is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF December 31, 2014

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2014. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    New England Securities Corporation (MA)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile) - 70.4345328853% of MetLife Chile Inversiones Limitada is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.0031% by International Technical and Advisory Services Limited ("ITAS").

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.01% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 99.9% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) MetLife Chile Acquisition Co. S.A. (Chile) - 45% of MetLife Chile Acquisition Co. S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 45% is owned by Inversiones MetLife Holdco Tres Limitada and 10% is owned by MetLife Chile Inversiones Limitada.

                  i) Inversiones Previsionales S.A. (Chile) - 99.999% of Inversiones Previsionales S.A. is owned by MetLife Chile Acquisition Co. S.A. and 0.001% is owned by Inversiones MetLife Holdco Tres Limitada.

                        aa) AFP Provida S.A. (Chile) - 51.62% of AFP Provida S.A. is owned by Inversiones Previsionales S.A., 21.97% is owned indirectly (by means of ADR) by MetLife Chile Acquisition Co. S.A., 17.79% is owned directly by MetLife Chile Acquisition Co. S.A. and the remainder is owned by third parties.

                              1) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A. and 0.01% by Inversiones Previsionales S.A.

                                    ii)   AFP Genesis Administradora de Fondos y
                                          Fidecomisos S.A. (Ecuador) - 99.9997%
                                          of AFP Genesis Administradora de
                                          Fondos y Fidecomisos S.A. is owned by
                                          Provida Internacional S.A. and 0.0003%
                                          is owned by Inversiones Previsionales
                                          S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.9% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by Inversiones MetLife Holdco Dos Limitada.

F.    MetLife Securities, Inc. (DE)

G.    Enterprise General Insurance Agency, Inc. (DE)

H.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

I.    First MetLife Investors Insurance Company (NY)

J.    Newbury Insurance Company, Limited (DE)

K.    MetLife Investors Group, LLC (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

L.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros S.A. (Argentina)- 79.3196% is owned by MetLife International Holdings, Inc., 2.6753% is owned by Natiloportem Holdings, Inc., 16.2046% by ALICO and 1.8005% by ITAS.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.662% is owned by MetLife International Holdings, Inc., 33.337% is owned by MetLife Worldwide Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.00002% by Natiloportem Holdings, Inc.

      9. MetLife Seguros de Retiro S.A. (Argentina) - 95.5883% is owned by MetLife International Holdings, Inc., 3.1102% is owned by Natiloportem Holdings, Inc., 1.3014% by ALICO and 0.0001% by ITAS.

      10. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      11. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      12.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

                  i) BIDV MetLife Life Insurance Limited Liability Company (Vietnam) - 60% of BIDV MetLife Life Insurance Limited Liability Company is held by MetLife Limited (Hong Kong) and the remainder by third parties

      13.   MetLife International Limited, LLC (DE)

      14. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      15.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        aa)   MetLife General Insurance Limited (Australia)

                        bb) MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury Limited and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        aa) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        bb) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        cc) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ab)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ac)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ad)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ae)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    af)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de
                                    C.V.(Mexico) - 99% is owned by MetLife
                                    Mexico S.A. and 1% is owned by MetLife
                                    Mexico Cares, S.A. de C.V.

                        dd) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited) (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

                        ee)   GlobalMKT S.A. (Uruguay)

      16.   MetLife Asia Limited (Hong Kong)

      17. AmMetLife Insurance Berhad (Malaysia) - 50.000001% of AmMetLife Insurance Berhad is owned by MetLife International Holdings, Inc. and the remainder is owned by a third party.

      18. AmMetLife Takaful Berhad (Malaysia) - 49.999999% of AmMetLife Takaful Berhad is owned by MetLife International Holdings, Inc. and the remainder is owned by a third party.

      19. MAXIS GBN S.A.S. (France) - 50% of MAXIS GBN S.A.S. is held by MetLife International Holdings, Inc. and the remainder by third parties.

M.    Metropolitan Life Insurance Company ("MLIC") (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office LLC (DE) - 73.0284% of Mansell Office LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

            c) Mansell Retail LLC (DE) - 73.0284% of Mansell Retail LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   ML New River Village III, LLC (DE)

      13.   MetLife RC SF Member, LLC (DE)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC ("LISF")(DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF Solar Trust in which MetLife Capital Limited Partnership has 100% beneficial interest.

                  ii)   MetLife Canada Solar ULC (Canada)

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 99% is owned by Metropolitan Life Insurance Company and 1% is owned by Headland-Pacific Palisades, LLC.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

            a) HMS Master Limited Partnership (DE) - 60% LP interest of HMS Master Limited Partnership is owned by MetLife Mall Ventures Limited Partnership. A 40% LP interest is owned by a third party. Metropolitan Tower Realty Company, Inc. is the GP.

                 i)   HMS Southpark Residential LLC (DE)


      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Associates LLC (DE)

      34.   Euro CL Investments, LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a) 85 Broad Street LLC (DE) - 49.9% of 85 Broad Street LLC is owned by a third party.

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42.   ML Bridgeside Apartments LLC (DE)

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC, (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 31.707% by MetLife Insurance Company USA and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 69.66% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 27.24% is owned by MetLife Insurance Company USA and 3.10% is owned by Metropolitan Property and Casualty Insurance Company.

            a) 1201 TAB Owner, LLC (DE) - 50% of 1201 TAB Owner, LLC is owned by Metlife 1201 TAB Member, LLC and the remainder is owned by a third party. Metlife 1201 TAB Manager, LLC is the manager of 1201 TAB Owner, LLC.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Insurance Company USA and 10.99% is owned by New
            England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

      60.   Ashton Judiciary Square, LLC (DE)

      61. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      62. 1900 McKinney Properties, LP (DE) - 99.9% LP interest of 1900 McKinney Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      63.   Marketplace Residences, LLC (DE)

      64.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      65.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      66.   Haskell East Village, LLC (DE)

      67. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 28.971% by MetLife Insurance Company USA

      68.   ML Terraces, LLC (DE)

      69.   Chestnut Flats Wind, LLC (DE)

      70.   MetLife 425 MKT Member, LLC (DE)

            a) 425 MKT, LLC (DE) - 52.5% of 425 MKT, LLC is owned by MetLife 425 MKT Member, LLC and 47.5% is owned by a third party. 425 MKT, LLC is the managing member of 425 MKT REIT, LLC.

                 i) 425 MKT REIT, LLC (DE) - 99.9% of 425 MKT REIT, LLC is owned by 425 MKT, LLC and the remaining 0.1% by third parties.

      71.   MetLife OFC Member, LLC (DE)

            a) OFC Boston, LLC (DE) - 52.5% of OFC Boston, LLC is owned by MetLife OFC Member, LLC and 47.5% is owned by a third party.

                 i) OFC REIT, LLC (DE) - 99.9% of OFC REIT, LLC is owned by OFC Boston, LLC and the remaining 0.1% is owned by third parties.

                      1)   Dewey Square Tower Associates, LLC (MA)

      72. MetLife THR Investor, LLC (DE) - 85% of MetLife THR Investor, LLC is owned by MLIC and 15% is owned by MetLife Insurance Company USA.

      73. ML Southmore, LLC (DE) - 75.12% of ML Southmore, LLC is owned by MLIC and 24.88% is owned by MetLife Insurance Company USA.

      74. ML - AI MetLife Member 1, LLC (DE) - 83.675% of the membership interest is owned by MLIC, 10.563% by MetLife Insurance Company USA and 4.801% by Metropolitan Property and Casualty Insurance Company.

            a) ML - AI Venture 1, LLC (DE) - 51% of ML-AI Venture 1, LLC is owned by ML-AI MetLife Member 1, LLC and 49% is owned by a third party. MetLife Investment Management, LLC is the asset manager.

                 i)   ML-AI 125 Wacker, LLC (DE)

      75.   MetLife CB W/A, LLC (DE)

      76. MetLife Camino Ramon Member, LLC (DE) - 78.6% of MetLife Camino Ramon Member, LLC is owned by MLIC and 21.4% is owned by MetLife Insurance Company USA.

      77.   10700 Wilshire, LLC (DE)

      78.   Viridian Miracle Mile, LLC (DE)

      79. MetLife 555 12th Member, LLC (DE) - MetLife 555 12th Member, LLC is owned at 69.4% by MLIC, 25.2% by MetLife Insurance Company USA and 5.4% by GALIC.

            a) 555 12th, LLC (DE) - 52.5% of 555 12th, LLC is owned by MetLife 555 12th Member, LLC and the remainder by a third party.

                 i)   555 12 REIT, LLC (DE)

      80.   MetLife OBS Member, LLC (DE)

          a) OBS Boston, LLC (DE) - 52.5% of OBS Boston, LLC is owned by MetLife OBS Member, LLC and the remaining by third parties

                i) OBS REIT, LLC (DE) - 99.98% of OBS REIT, LLC is owned by OBS Boston, LLC and the remaining 0.02% by third parties

                      1)    OBS BOS Services, LLC (DE)

      81.   MetLife 1007 Stewart, LLC (DE)

      82.   ML-AI MetLife Member 2, LLC (DE)

            a) ML-AI Venture 2, LLC (DE) - 50% of ML-AI Venture 2, LLC is owned by ML-AI MetLife Member 2, LLC and the remaining by third parties.

                 i)   ML-AI Normandale, LLC

      83. 655 West Broadway, LLC (DE) - 90% of 655 West Broadway, LLC is owned by MLIC and 10% by Metropolitan Tower Realty Company, Inc.

      84.   MetLife FM Hotel Member, LLC (DE)

            a)   LHCW Holdings (U.S.) LLC (DE)

                 i)   LHC Holdings (U.S.) LLC (DE)

                      aa)   LHCW Hotel Holding LLC (DE)

                            1)   LHCW Hotel Holding (2002) LLC (DE)

                            2)   LHCW Hotel Operating Company (2002) LLC (DE)

      85. ML Mililani Member, LLC (DE)- is owned at 70% by MLIC, 25% by MetLife Insurance Company USA and 5% by General American Life Insurance Company.

N.    MetLife Capital Trust IV (DE)

O.    MetLife Insurance Company USA (DE)

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Metropolitan Connecticut Property Ventures, LLC (DE)

      3.    MetLife Canadian Property Ventures LLC (NY)

      4.    Euro TI Investments LLC (DE)

      5.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      6. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company USA.

      7.    MetLife USA Assignment Company (CT)

      8.    TIC European Real Estate LP, LLC (DE)

      9.    MetLife European Holdings, LLC (DE)

      10.   Euro TL Investments LLC (DE)

      11.   Corrigan TLP LLC (DE)

      12.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      13. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company USA and Metropolitan Life Insurance Company.

      14.   MetLife Renewables Holding, LLC (DE)

            a)    Greater Sandhill I, LLC (DE)

      15.   TLA Holdings II LLC (DE)

      16.   TLA Holdings III LLC (DE)

      17. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company USA and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

      18. Sino-US United MetLife Insurance Co., Ltd. (China) - Sino-US United MetLife Insurance Co., Ltd. is owned at 27.8% by MetLife Insurance Company USA, 22.2% by MLIC and 50% by a third party.

P.    MetLife Reinsurance Company of South Carolina (SC)

Q.    MetLife Investment Management, LLC (DE)

      1.   MetLife Alternatives GP, LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.593% of the Limited Partnership interests of this entity is owned by MetLife Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

           b) MetLife International PE Fund II, LP (Cayman Islands) - 94.54% of the limited partnership interests of MetLife International PE Fund II, LP is owned by MetLife Insurance K.K., 2.77% is owned by MetLife Limited (Hong Kong), 2.1% by MetLife Mexico, S.A. and 0.59% is owned by MetLife Insurance Company of Hong Kong Limited.

           c) MetLife International HF Partners, LP (Cayman Islands) - 87.77% of the Limited partnership interests of this entity is owned by MetLife Insurance K.K. and 9.54% is owned by MetLife Insurance Company of Korea Limited, 2.67% is owned by MetLife Limited (Hong Kong) and 0.02% is owned by MetLife Alternatives, GP

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 23.7%, General American Life Insurance Company owns 0.1% and MetLife Insurance Company USA owns 0.2%.

                i)   MetLife Core Property REIT, LLC (DE)

                     aa) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC holds the following single-property limited liability companies: MCP 7 Riverway, LLC; MCP SoCal Industrial-Redondo, LLC; MCP SoCal Industrial-Springdale, LLC; MCP SoCal Industrial-Concourse, LLC; MCP SoCal Industrial-Kellwood, LLC; MCP SoCal Industrial-Bernado, LLC; MCP SoCal Industrial-Canyon, LLC; MCP SoCal Industrial-Anaheim, LLC; MCP SoCal Industrial-LAX, LLC; MCP SoCal Industrial-Fullerton, LLC; MCP SoCal Industrial-Ontario, LLC; MCP SoCal Industrial-Loker, LLC; MCP Paragon Point, LLC; MCP 4600 South Syracuse, LLC; MCP The Palms at Doral, LLC; MCP Waterford Atrium, LLC; MCP EnV Chicago, LLC; MCP 100 Congress, LLC; MCP 1900 McKinney, LLC; MCP 550 West Washington, LLC; MCP Main Street Village, LLC; MCP Lodge At Lakecrest, LLC; MCP Ashton South End, LLC, MCP 3040 Post Oak, LLC; MCP Plaza at Legacy, LLC; MCP VOA Holdings, LLC; MCP VOA I & III, LLC and MCP VOA II, LLC.

R.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

S.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

T.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

U.    MetLife Capital Trust X (DE)

V.    Cova Life Management Company (DE)

W.    MetLife Reinsurance Company of Charleston (SC)

X.    MetLife Reinsurance Company of Vermont (VT)

Y.    Delaware American Life Insurance Company (DE)

Z.    Federal Flood Certification LLC (TX)

AA.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife Insurance K.K. (Japan)

               a)  Communication One Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.98% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii)  ALICO European Holdings Limited (Ireland)

                        aa) ZAO Master D (Russia)

                           1) Closed Joint Stock Company MetLife Insurance
                              Company (Russia) - 51% of Closed Joint Stock
                              Company MetLife Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding Company II GmbH.

                   iii) MetLife Asia Holding Company Pte. Ltd. (Singapore)

                           1) MetLife Innovation Centre Pte. Ltd. (Singapore)

                   iv)  MetLife Reinsurance Company of Bermuda Ltd. (Bermuda)

                   v)   MetLife Bulgaria Services EOOD (Bulgaria)

                   vi)  MetLife Investment Management Limited (United Kingdom)

                   vii) MetLife EU Holding Company Limited (Ireland)

                       aa) MetLife Europe Limited (Ireland) - 93% of MetLife
                           Europe Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)- 93% of
                           MetLife Europe Insurance Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Slovakia s.r.o. (Slovakia) - 99.956% of
                           MetLife Slovakia s.r.o. is owned by MetLife EU Holding Company Limited and 0.044% is owned by ITAS.

                       ii) MetLife Solutions S.A.S. (France)

                       jj) Metlife Biztosito Zrt. (Hungary)

                           1) First American-Hungarian Insurance Agency Limited
                              (Hungary)

                       kk) Metropolitan Life Asigurari S.A. (Romania) -
                           99.9982018% of Metropolitan Life Asigurari S.A. is owned by MetLife EU Holding Company Limited and the remaining 0.0017982% is owned by ITAS.

                           1) MetLife Societate de Administrare a unui Fond de
                              Pensii Administrat Privat S.A. (Romania) -
                              99.9836% of MetLife Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by Metropolitan Life Asigurari S.A. and 0.0164% is owned by MetLife Services Sp z.o.o.

                           2) Metropolitan Life Training and Consulting S.R.L.
                              (Romania)

                           3) APF Societate de Administrare a Fondurilor De
                              Pensii Facultative (APF) (Romania) - 99.99% of APF is owned by Metropolitan Life Asigurari S.A. and 0.01% is owned by ITAS.

                       ll) MetLife AMSLICO poist'ovna, a.s. (Slovakia)

                           1) ALICO Funds Central Europe sprav. spol., a.s.
                              (Slovakia)

                       mm) MetLife pojist'ovna a.s. (Czech Republic)

                       nn) MetLife Towarzystwo Ubezpieczen na Zycie I
                           Reasekuracji S.A. (Poland)

                           1) MetLife Services Sp z.o.o. (Poland)

                           2) MetLife Towarzystwo Funduszy Inwestycyjnych,
                              S.A. (Poland)

                           3) MetLife Powszechne Towarzystwo Emerytalne S.A.
                              (Poland) - 50% of MetLife Powszechne Towarzystwo Emerytalne S.A. is owned by MetLife Towarzystwo Ubezpieczen na Zycie I Reasekuracji S.A. and the remaining 50% is owned by MetLife EU Holding Company Limited.

                       oo) MetLife Holdings (Cyprus) Limited (Cyprus)

                           1) American Life Insurance Company (CY) Limited
                              (Cyprus)

                           2) Hellenic Alico Life Insurance Company, Ltd.
                              (Cyprus) - 27.5% of Hellenic Alico Life Insurance Company, Ltd. Is owned by American Life Insurance Company (CY) and the remaining is owned by a third party.

                       pp) ALICO Bulgaria Zhivotozastrahovat elno Druzhestvo EAD
                           (Bulgaria)

                       qq) MetLife Life Insurance S.A. (Greece)

                           1) MetLife Mutual Fund S.A. (Greece) - 90% of MetLife
                              Mutual Fund S.A. is owned by MetLife Life
                              Insurance S.A. (Greece) and the remaining interests are owned by third parties.

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4. IGI Life Insurance Limited (Pakistan) - 12.296% of IGI Life Insurance Limited is owned by ALICO and the remaining is owned by third parties.

      5.    International Investment Holding Company Limited (Russia)

      6. MetLife Akcionarsko Drustvo za Zivotno Osiguranje (Serbia) - 99.98% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.02% is owned by ITAS.

      7.    ALICO Management Services Limited (United Kingdom)

      8. PJSC MetLife (Ukraine) - 99.9988% of PJSC MetLife Ukraine is owned by ALICO, 0.0006% is owned by ITAS and the remaining 0.0006% is owned by Borderland Investment Limited.

      9.    Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      10. International Technical and Advisory Services Limited ("ITAS") (USA-Delaware)

      11.   ALICO Operations Inc. (USA-Delaware)

            a)    MetLife Asset Management Corp. (Japan)

      12. MetLife Colombia Seguros de Vida S.A. (Colombia) - 90.9999942% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 9.0000011% is owned by ITAS, 0.0000016% is owned by Borderland Investments Limited, 0.0000016% by MetLife International Holdings, Inc. and 0.0000016% by Natiloportem Holdings, Inc..

      13. MetLife Mas, S.A. de C.V. (Mexico) - 99.9997546% of MetLife Mas, SA de CV is owned by ALICO and 0.0002454% is owned by ITAS.

      14. MetLife Seguros S.A. (Uruguay) - 74.9187% of MetLife Seguros S.A. is owned by ALICO, 25.0798% by MetLife, Inc. and 0.0015% by a third party (Oscar Schmidt).

      15. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      16.   Alpha Properties, Inc. (USA-Delaware)

      17.   Beta Properties, Inc. (USA-Delaware)

      18.   Delta Properties Japan, Inc. (USA-Delaware)

      19.   Epsilon Properties Japan, Inc. (USA-Delaware)

      20.   Iris Properties, Inc. (USA-Delaware)

      21.   Kappa Properties Japan, Inc. (USA-Delaware)

      22. UBB Zhivotozastrahovatelno Drujestvo AD (Bulgaria) - 40% of UBB Zhivotozastrahovatelno Drujestvo AD is owned by ALICO and the remaining by third parties.

      23. MetLife American International Group and Arab National Bank Cooperative Insurance Company (Saudi Arabia) - 30% of MetLife American International Group and Arab National Bank Cooperative Insurance Company is owned by ALICO and the remaining interest by third parties.

AB.   MetLife Global Benefits, Ltd. (Cayman Islands)

AC. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.999338695% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.00065469% is owned by MetLife International Holdings, Inc. and 0.000006613% is owned by Natiloportem.

AD.   MetLife Consumer Services, Inc. (DE)

AE.   MetLife Reinsurance Company of Delaware (DE)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 29. INDEMNIFICATION

As described in their respective governing documents, MetLife, Inc. (the ultimate parent of the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter")) and the Depositor, each of which is incorporated in the state of Delaware, shall indemnify any person who is made or is threatened to be made a party to any civil or criminal suit, or any administrative or investigative proceeding, by reason of that person's service as a director, officer, or agent of the respective company, under certain circumstances, against liabilities and expenses incurred by such person (except, with regard to the Depositor, as described below regarding MetLife Employees).

As described in its respective governing documents, the Underwriter, which is incorporated in the state of Missouri, may indemnify, under certain circumstances, any person who is made a party to any civil or criminal suit, or made a subject to any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Underwriter. The Underwriter also has such other and further powers of indemnification as are not inconsistent with the laws of Missouri.

MetLife, Inc. also has adopted a policy to indemnify employees ("MetLife Employees") of MetLife, Inc. or its affiliates ("MetLife"), including any MetLife Employees serving as directors or officers of Depositor or the Underwriter. Under the policy, MetLife, Inc. will, under certain circumstances, indemnify MetLife Employees for losses and expenses incurred in connection with legal actions threatened or brought against them as a result of their service to MetLife. The policy excludes MetLife directors and others who are not MetLife Employees, whose rights to indemnification, if any, are as described in the charter, bylaws or other arrangement of the relevant company.

MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy under which the Registrant, the Depositor and the Underwriter, as well as certain other subsidiaries of MetLife, Inc. are covered. MetLife, Inc. also has secured a Financial Institutions bond.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person or the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 30. PRINCIPAL UNDERWRITERS

(a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies:


Met Investors Series Trust
Metropolitan Series Fund
First MetLife Investors Variable Annuity Account One
General American Separate Account Two
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
MetLife of CT Fund UL for Variable Life Insurance
MetLife of CT Fund UL III for Variable Life Insurance
MetLife of CT Separate Account Eleven for Variable Annuities
MetLife of CT Separate Account QPN for Variable Annuities
MetLife Investors Variable Annuity Account One
MetLife Investors Variable Life Account One
MetLife Investors USA Separate Account A
MetLife Investors USA Variable Life Account A
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Life Variable Annuity Separate Account II
Metropolitan Tower Separate Account One
Metropolitan Tower Separate Account Two
New England Life Retirement Investment Account
New England Variable Annuity Fund I
New England Variable Annuity Separate Account
New England Variable Life Separate Account
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Security Equity Separate Account Twenty-Six
Security Equity Separate Account Twenty-Seven
Separate Account No. 13S

(b) MetLife Investors Distribution Company is the principal underwriter for the Policies. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 1095 Avenue of the Americas, New York, NY 10036.

NAME AND PRINCIPAL BUSINESS OFFICE     POSITIONS AND OFFICES WITH UNDERWRITER
------------------------------------   ---------------------------------------
Elizabeth M. Forget                    Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Paul A. LaPiana                        Director
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Gerard Nigro                          Director and Senior Vice President
One MetLife Plaza
27-01 Queens Plaza, North
Long Island City, NY 11101

Lance Carlson                         President
One MetLife Plaza
27-01 Queens Plaza, North
Long Island City, NY 11101

Kieran R. Mullins                     Executive Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Barbara A. Dare                       Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

Donald Leintz                         Senior Vice President
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

John P. Kyne, III                     Vice President and Chief Compliance Officer
Gragg Building
11225 North Community House Road
Charlotte, NC 28277

John G. Martinez                      Vice President and Chief Financial Officer
18210 Crane Nest Drive
Tampa, FL 33647

Tyla L. Reynolds                      Vice President and Secretary
600 North King Street
Wilmington, DE 19801

Marlene B. Debel                       Treasurer
Metropolitan Life Insurance Company
1095 Avenue of the Americas
New York, NY 10036

(c) Compensation from the Registrant.
    The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

                                                                          (3)
                                                      (2)           COMPENSATION ON
                     (1)                       NET UNDERWRITING    EVENTS OCCASIONING                               (5)
              NAME OF PRINCIPAL                  DISCOUNTS AND     THE DEDUCTION OF A            (4)               OTHER
                 UNDERWRITER                      COMMISSIONS     DEFERRED SALES LOAD   BROKERAGE COMMISSIONS   COMPENSATION
--------------------------------------------- ------------------ --------------------- ----------------------- -------------
MetLife Investors Distribution Company....... $50,443,127        $0                    $0                      $0


Commissions are paid by the Company directly to agents who are registered representatives of broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

(a)        Registrant

(b)        MetLife Insurance Company USA
           11225 North Community House Road
           Charlotte, NC 28277

(c)        MetLife Investors Distribution Company
           1095 Avenue of the Americas
           New York, NY 10036

(d)        Metropolitan Life Insurance Company
           200 Park Avenue
           New York, NY 10166

(e)        Metropolitan Life Insurance Company
           18210 Crane Nest Drive
           Tampa, FL 33647

(f)        Metropolitan Life Insurance Company
           One Financial Center
           Boston, MA 02111

(g)        State Street Bank & Trust Company
           225 Franklin Street
           Boston, MA 02110


ITEM 32. MANAGEMENT SERVICES

Not applicable


ITEM 33. FEE REPRESENTATION

MetLife Insurance Company USA represents that the fees and charges deducted under the Policy described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by MetLife Insurance Company USA.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, in the City of Boston and Commonwealth of Massachusetts, on the 15th day of April, 2015.



                                 MetLife Investors USA Variable Life Account A

                                 By: MetLife Insurance Company USA


                                 By: /s/ Karen A. Johnson
                                    ---------------------------
                                      Karen A. Johnson
                                      Vice President

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 15th day of April, 2015.


                                   MetLife Insurance Company USA

                                   By: /s/ Karen A. Johnson
                                       -----------------------------
                                        Karen A. Johnson
                                        Vice President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons, in the capacities indicated, on the 15th day of April, 2015.


         SIGNATURE                                                TITLE
             *                Chairman of the Board, President and Chief Executive
------------------------    Officer and a Director
      Eric T. Steigerwalt
             *                Director and Senior Vice President
------------------------
      Elizabeth M. Forget
             *                Director and Senior Vice President
------------------------
       Gene L. Lunman
             *                Senior Vice President and Chief Financial Officer
------------------------
        Anant Bhalla
             *                Executive Vice President and Chief Accounting Officer
------------------------
      Peter M. Carlson

By: /s/ John M. Richards
  --------------------------------
     John M. Richards, Esq
     Attorney- in - fact

* Executed by John M. Richards on behalf of those indicated pursuant to powers of attorney filed herewith.

                                 EXHIBIT INDEX



(l)            Actuarial Opinion and Consent


(m)            Calculation Exhibit


(n)            Consent of Independent Registered Public Accounting Firm
              (Deloitte & Touche LLP)


(r)            Powers of Attorney